UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

BlackRock World Gold Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2012

Date of reporting period: 09/30/2012

Item 1 –	Report to Stockholders

September 30, 2012

Annual Report

  BlackRock FundsSM

  ▶ BlackRock All-Cap Energy & Resources Portfolio

  ▶ BlackRock China Fund

  ▶ BlackRock Energy & Resources Portfolio

  ▶ BlackRock World Gold Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2012, the Fund underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index. The Fund also underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•	The largest driver of relative underperformance was the Fund’s exposure to coal & consumable fuels. Coal producers have lagged since the early part of the 12-month period. Pricing remained depressed for thermal and metallurgical coal, which negatively impacted both relative and absolute performance. In particular, CONSOL Energy, Inc., Alpha Natural Resources, Inc. and Peabody Energy Corp. all posted losses. The Fund’s overweight allocation to gold detracted from relative returns as holdings in gold miners failed to keep pace with gold spot market prices. As indicated by the Market Vectors Gold Miners ETF Index, these stocks finished the 12-month period down 3%, while spot market prices rose approximately 10%.

•	The Fund’s underweight exposures to storage & transportation names and refiners hampered relative returns, as these lower-risk profile groups held up more favorably during a period of heightened volatility within the broader energy sector.
•	Stock selection in oil & gas equipment & services detracted from relative results. The Fund’s underweight position in strong-performer National Oilwell Varco, Inc. detracted, particularly as the stock gained momentum later in the reporting period. Overweighting Key Energy Services, Inc. also hampered performance, as this name tailed off steadily after lowering forecasts in late June.

•	The Fund got a modest boost from its overweight allocation to silver and stock selection in integrated oil & gas.

Describe recent portfolio activity.

•	During the 12-month period, positioning in the portfolio remained relatively unchanged.

Describe portfolio positioning at period end.

•	At period end, the Fund remains positioned to take advantage of a pro-growth environment with rising inflation. The Fund continues to favor producers of oil, natural gas, coal and precious metals, while it is modestly underweight in oil & gas equipment & services and oil & gas drilling and substantially underweight in midstream companies (such as storage and transportation) and downstream companies (such as refiners), which are closer to the end product and distribution after production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Silver Wheaton Corp.	6%
Whiting Petroleum Corp.	4
EOG Resources, Inc.	4
Occidental Petroleum Corp.	4
Core Laboratories NV	4
Chevron Corp.	3
Goldcorp, Inc.	3
Apache Corp.	3
CONSOL Energy, Inc.	3
Crescent Point Energy Corp.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	74%
Energy Equipment & Services	14
Metals & Mining	10
Chemicals	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.26)%	11.29%	N/A	(2.67)%	N/A	7.52%	N/A
Service	(5.38)	10.93	N/A	(3.03)	N/A	7.11	N/A
Investor A	(5.38)	10.84	5.02%	(3.05)	(4.09)%	7.09	6.34%
Investor B	(5.76)	9.96	5.46	(3.79)	(4.11)	6.29	6.29
Investor C	(5.68)	10.03	9.03	(3.75)	(3.75)	6.33	6.33
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	4.47	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30%
MSCI All-Country World Energy Index	(0.95)	22.37	N/A	0.86	N/A	9.48	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.

     N/A - Not applicable as share class and index do not have a sales charge.

     Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$947.40	$ 4.63	$1,000.00	$1,020.25	$ 4.80	0.95%
Service	$1,000.00	$946.20	$ 6.37	$1,000.00	$1,018.45	$ 6.61	1.31%
Investor A	$1,000.00	$946.20	$ 6.57	$1,000.00	$1,018.25	$ 6.81	1.35%
Investor B	$1,000.00	$942.40	$10.20	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$943.20	$10.10	$1,000.00	$1,014.60	$10.48	2.08%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock China Fund

Investment Objective

BlackRock China Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund posted a positive double-digit return, but underperformed its benchmark, the MSCI China 10/40 Index, and the MSCI China Index. The following discussion of relative performance pertains to the MSCI China 10/40 Index.

What factors influenced performance?

•	The Fund’s long-standing overweight exposure to electric train engine manufacturer ZhuZhou CSR Times Electric Co. Ltd. relative to the benchmark index was the best overall contributor to positive performance as the stock benefited from increased infrastructure spending on further railway development. Stock selection in consumer staples strongly aided returns. In particular, the Fund’s overweight exposure to strong performer Uni-President China Holdings Ltd. contributed to the overall performance of the broader sector. Within financials, property stocks were also among the strongest contributors, with Shimao Property Holdings Ltd. exhibiting particularly strong performance as earnings expectations and sales guidance improved during the period.

•	The largest overall detractor from relative performance was a lack of ownership in internet company Tencent. Although the company performed strongly during the reporting period, the Fund has avoided holding the stock on valuation grounds. Also detracting from relative returns was stock selection in the consumer discretionary, materials and information technology (“IT”) sectors. Within consumer discretionary, clothing company Ports Design Ltd. was the largest relative detractor, followed by GOME Electrical Appliances Holding Ltd. Ports Design Ltd. declined on continued earnings pressure and higher-than-expected inventory provisions. GOME Electrical Appliances Holding Ltd. declined on disappointing earnings and higher-than-expected costs of integrating its e-commerce platform into its distribution network, combined with intensifying online competition. Within materials, tobacco flavoring company Huabao International Holdings Ltd. was the largest detractor as the stock fell following allegations of fraud, which the company has since refuted.

Describe recent portfolio activity.

•	During the 12-month period, the Fund reduced its exposure to the consumer staples sector, exiting a position in Want Want China Holdings Ltd., but increasing holdings in Uni-President China Holdings Ltd. The Fund increased its allocation to energy, but still remains underweight. The Fund reduced its relative exposure to financials, going further underweight. Relative exposure to banks was reduced, but exposure to property was increased. Chinese broker Haitong Securities Co. Ltd. was added to the portfolio, as the portfolio management team believes the company will be a key beneficiary of the ongoing financial market reform in China.

•	The Fund increased its overweight in health care by adding a position in drug distributor Sinopharm Group Co., which may be a leader in a segment which is likely to consolidate over time. The Fund increased its overweight in industrials, further adding to its long-term overweight ZhuZhou CSR Times Electric Co. Ltd. The Fund remains underweight in IT, but added a position in enterprise resource planning software developer Kingdee International Software Group Co. Ltd. Overweight exposure to materials was maintained, but exposure to telecommunication services was decreased. The Fund reduced its exposure to China Mobile Ltd. while increasing its exposure to China Unicom Hong Kong Ltd.

Describe portfolio positioning at period end.

•	Economic activity and inventory de-stocking continued to weaken during the 12-month period and corporate earnings have continued to be revised down. However, the portfolio management team believes the bottoming of this process is near. China’s policy response to the slowing economic data has been relatively reactive and arguably not significant enough to support gross domestic product (“GDP”) growth. This is in large part due to the upcoming once-in-a-decade political transition resulting in an effective policy vacuum. However, a date of November 8, 2012 has been set for the formal transfer of China’s leadership and policy decisions are expected to become more responsive following the transition. With policy becoming more accommodative and nominal GDP stabilizing, the portfolio management team believes this environment should be more supportive of Chinese equities. As of period end, the Fund remains positioned toward long-term structural growth themes in health care, industrials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
CNOOC Ltd.	8%
China Construction Bank Corp., H Shares	8
Industrial & Commercial Bank of China, H Shares	6
China Mobile Ltd.	6
China Unicom Hong Kong Ltd.	4
Bank of China Ltd., H Shares	4
China Petroleum & Chemical Corp., H Shares	4
ZhuZhou CSR Times Electric Co. Ltd., H Shares	3
Agricultural Bank of China Ltd., H Shares	3
China Pacific Insurance Group Co. Ltd., H Shares	3

Sector Allocation	Percent of Long-Term Investments
Financials	38%
Energy	15
Industrials	10
Telecommunication Services	10
Materials	8
Health Care	6
Consumer Discretionary	6
Utilities	3
Information Technology	3
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock China Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities of companies domiciled, or exercising the predominant part of their economic activity, in China, including its special administrative regions such as Hong Kong, or in instruments with similar economic characteristics.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints of the European Union’s UCITS III regulations.

[4]	An unmanaged free float-adjusted market capitalization index designed to measure equity market performance of China.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.53)%	14.82%	N/A	(15.11)%	N/A
Investor A	(4.66)	14.64	8.65%	(15.29)	(18.42)%
Investor C	(4.81)	13.95	12.95	(15.82)	(15.82)
MSCI China 10/40 Index	(1.15)	17.83	N/A	(10.87)	N/A
MSCI China Index	(1.06)	17.56	N/A	(10.90)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on April 29, 2011.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$954.70	$8.06	$1,000.00	$1,016.75	$8.32	1.65%
Investor A	$1,000.00	$953.40	$9.28	$1,000.00	$1,015.50	$9.57	1.90%
Investor C	$1,000.00	$951.90	$12.93	$1,000.00	$1,011.75	$13.33	2.65%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2012, the Fund underperformed its benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Wilshire 5000 Modified Energy Equal Weighted Index.

What factors influenced performance?

•

The largest driver of relative underperformance was the Fund’s sizable exposure to coal & consumable fuels. Coal producers have lagged since the early part of the 12-month period. Pricing remained depressed for thermal and metallurgical coal, which negatively impacted both relative and absolute performance. In particular, CONSOL Energy, Inc., Alpha Natural Resources, Inc. and Peabody Energy Corp. all posted losses.

•

The Fund’s underweight exposures to storage & transportation names and refiners hampered relative returns, as these lower-risk profile groups held up more favorably during a period of heightened volatility within the broader energy sector. However, stock selection in this space partially offset the negative impact, as Cheniere Energy, Inc., the Fund’s only significant holding in the group, posted strong returns as it continues to develop its potential to export natural gas from the United States.

•

Stock selection was additive in oil & gas exploration & production, led by Energy XXI Bermuda Ltd., Plains Exploration & Production Co. and a lack of exposure to weak performer within the benchmark index, APCO Oil & Gas International, Inc.

Describe recent portfolio activity.

•	During the 12-month period, positioning in the portfolio remained relatively unchanged.

Describe portfolio positioning at period end.

•

At period end, the Fund remains positioned to take advantage of a pro-growth environment with rising inflation. The Fund continues to favor producers of oil, natural gas, coal and precious metals, while it is modestly underweight in oil & gas equipment & services and oil & gas drilling and substantially underweight in midstream companies (such as storage and transportation) and downstream companies (such as refiners), which are closer to the end product and distribution after production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Plains Exploration & Production Co.	6%
EQT Corp.	5
CONSOL Energy, Inc.	5
Range Resources Corp.	5
Energy XXI Bermuda Ltd.	5
Pioneer Natural Resources Co.	4
Chesapeake Energy Corp.	3
Clayton Williams Energy, Inc.	3
Southwestern Energy Co.	3
Rosetta Resources, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	84%
Energy Equipment & Services	8
Metals & Mining	8

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.67)%	7.76%	N/A	(1.81)%	N/A	16.49%	N/A
Investor A	(11.80)	7.41	1.76%	(2.14)	(3.19)%	16.13	15.50%
Investor B	(12.14)	6.63	2.13	(2.88)	(3.07)	15.46	15.46
Investor C	(12.16)	6.57	5.57	(2.85)	(2.85)	15.30	15.30
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	8.01	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	(2.17)	22.12	N/A	4.19	N/A	18.73	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$883.30	$4.71	$1,000.00	$1,020.00	$5.05	1.00%
Investor A	$1,000.00	$882.00	$6.21	$1,000.00	$1,018.40	$6.66	1.32%
Investor B	$1,000.00	$878.60	$9.82	$1,000.00	$1,014.55	$10.53	2.09%
Investor C	$1,000.00	$878.40	$9.81	$1,000.00	$1,014.55	$10.53	2.09%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	9

Fund Summary as of September 30, 2012	BlackRock World Gold Fund

Investment Objective

BlackRock World Gold Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the FTSE Gold Mines Index.

What factors influenced performance?

•

The Fund’s exposure to Fresnillo Plc, a silver/gold producer operating in Mexico, was the strongest contributor to performance. As a low-cost silver producer, it was able to benefit from improving margins, as the price of silver rose by 13.8% over the 12-month period. Additionally, the company continued to deliver on its growth projects and paid a substantial dividend.

•

The Fund’s overweight position in Randgold Resources Ltd. strongly benefited returns. The stock suffered early in 2012 as Mali, a country in which some of the company’s assets are located, underwent a military coup. The Fund saw this as a temporary issue and the stock price weakness provided an opportunity to add to its existing position. The stock’s share price subsequently recovered strongly as the market refocused on the company’s operational delivery and progress at its development project.

•

While limited, the Fund’s exposure to platinum detracted from performance. Much of the negative performance came in the second half of the reporting period, during a time when a rise in the price of platinum was underpinned by supply disruptions in South Africa (where approximately 75% of global supply originates). These supply disruptions arose as a result of conflict between workers and mining companies. Initially, these were concentrated at Lonmin’s Marikana platinum mine and then subsequently at the locations of other platinum operators in South Africa such as Impala Platinum Holdings Ltd., AngloGold Ashanti Ltd. and Aquarius Platinum Ltd., as well as at the locations of gold producers such as Harmony Gold Mining Co. Ltd. and European Goldfields Ltd. The Fund’s positions outside the benchmark index in Impala Platinum Holdings Ltd. and Aquarius Platinum Ltd.

weighed on performance. An underweight in Osisko Mining Corp., a North American developer, detracted from results as the stock’s share price rose due to the company introducing a strategy to overcome the challenges it faced in bringing on new production.

•

The Fund does not currently trade derivatives. As part of the operating model, the Fund transacts foreign exchange to repatriate foreign currencies back to base currency (USD). The Fund also uses foreign exchange transactions to cover our purchases and sales of equity in foreign currencies which did not have a material impact on performance.

Describe recent portfolio activity.

•

The Fund continued to reduce its exposure to smaller-capitalization exploration names that may be subject to a degree of financing risk. The Fund added to its position in Eldorado Gold Corp., a mid-tier gold producer listed in Canada. The company has a comparatively low-cost, high-quality asset base with an attractive growth profile. The stock had suffered, disproportionately in the view of the Fund’s investment team, after the company’s acquisition of European Goldfields Ltd. toward the end of 2011. During the 12-month period, a position was initiated in gold royalty name Franco-Nevada Corp. Gold royalty companies receive a percentage of gold revenues in exchange for providing financing to mining projects. They offer an attractive business model in the current environment of high gold prices and financing challenges for many smaller and mid-tier gold mining companies.

Describe portfolio positioning at period end.

•

At period end, the Fund had 81% of its portfolio invested in gold companies, 13% in silver companies and 1% in platinum names, with the remaining assets allocated to other metals and minerals and cash. The Fund also had 2.0% invested in SPDR Gold Trust and 0.7% invested in ETFS Physical Platinum. The balance was held across positions in copper, diversified mining companies and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Newcrest Mining Ltd.	10%
Eldorado Gold Corp.	7
Goldcorp, Inc.	7
Fresnillo Plc.	6
Yamana Gold, Inc.	6
Randgold Resources Ltd. - ADR.	6
Kinross Gold Corp.	4
New Gold, Inc.	4
Industrias Penoles SAB de CV	3
IAMGOLD Corp.	3

Geographic Allocation	Percent of Long-Term Investments
Canada	50%
Australia	15
Mexico	10
Jersey, Channel Islands	7
United States	6
South Africa	5
Peru	4
United Kingdom	3

10	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.

[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

	Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.27%	(1.11)%	N/A	5.17%	N/A
Investor A	5.09	(1.35)	(6.57)%	4.92	2.56%
Investor C	4.67	(2.09)	(3.07)	4.12	4.12
FTSE Gold Mines Index	5.14	(7.11)	N/A	1.38	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.70	$ 6.36	$1,000.00	$1,018.80	$ 6.26	1.24%
Investor A	$1,000.00	$1,050.90	$ 7.64	$1,000.00	$1,017.55	$ 7.52	1.49%
Investor C	$1,000.00	$1,046.70	$11.62	$1,000.00	$1,013.65	$11.43	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	13

Schedule of Investments September 30, 2012	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 1.6%
Potash Corp. of Saskatchewan, Inc.	187,300	$8,132,566

Energy Equipment & Services – 14.3%
Atwood Oceanics, Inc. (a)	67,300	3,058,785
Basic Energy Services, Inc. (a)	132,000	1,481,040
Calfrac Well Services Ltd.	38,500	926,569
Core Laboratories NV	150,700	18,307,036
Forum Energy Technologies, Inc. (a)(b)	163,700	3,981,184
Halliburton Co.	159,800	5,383,662
Key Energy Services, Inc. (a)	433,700	3,035,900
National Oilwell Varco, Inc.	104,700	8,387,517
Patterson-UTI Energy, Inc.	348,333	5,517,595
Schlumberger Ltd.	107,441	7,771,208
Seadrill Ltd.	233,700	9,180,806
Technip SA	58,400	6,488,920

		73,520,222

Metals & Mining – 10.5%
Eldorado Gold Corp.	500,120	7,625,673
Goldcorp, Inc.	379,152	17,384,119
Silver Wheaton Corp.	738,624	29,330,759

		54,340,551

Oil, Gas & Consumable Fuels – 73.7%
Alpha Natural Resources, Inc. (a)(b)	858,919	5,643,098
Anadarko Petroleum Corp.	104,000	7,271,680
Angle Energy, Inc. (a)	422,800	1,698,769
Apache Corp.	184,630	15,964,956
Bill Barrett Corp. (a)(b)	190,200	4,711,254
Bonanza Creek Energy, Inc. (a)	266,100	6,269,316
Cenovus Energy, Inc.	266,460	9,286,131
Cheniere Energy, Inc. (a)	400,900	6,233,995
Chesapeake Energy Corp.	419,200	7,910,304
Chevron Corp.	155,300	18,101,768
Cobalt International Energy, Inc. (a)	107,300	2,389,571
Concho Resources, Inc. (a)(b)	108,600	10,289,850
CONSOL Energy, Inc.	506,030	15,206,202
Continental Resources, Inc. (a)	113,200	8,705,080
Crescent Point Energy Corp.	324,870	14,384,692
Crew Energy, Inc. (a)	315,500	2,323,487
DeeThree Exploration Ltd. (a)	386,453	2,209,201
Denbury Resources, Inc. (a)	747,890	12,085,902
Energy XXI Bermuda Ltd.	298,900	10,446,555
EOG Resources, Inc.	199,970	22,406,640
EQT Corp.	112,210	6,620,390
Exxon Mobil Corp.	96,500	8,824,925
Gasco Energy, Inc. (a)	1,104,600	160,167
Guide Exploration Ltd. (a)	567,794	976,067
Hess Corp.	111,670	5,998,912
James River Coal Co. (a)(b)	356,800	1,027,584
Kodiak Oil & Gas Corp. (a)(b)	616,900	5,774,184
Noble Energy, Inc.	152,400	14,129,004
Occidental Petroleum Corp.	225,650	19,419,439
Patriot Coal Corp. (a)(b)	323,516	37,851

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Peabody Energy Corp.	358,590	$7,992,971
PetroChina Co. Ltd. - ADR	26,790	3,460,196
Pioneer Natural Resources Co.	80,200	8,372,880
Plains Exploration & Production Co. (a)	356,910	13,373,418
Range Resources Corp.	183,800	12,842,106
Rex Energy Corp. (a)(b)	307,600	4,106,460
Rosetta Resources, Inc. (a)(b)	167,300	8,013,670
Royal Dutch Shell Plc - ADR	135,600	9,411,996
Southwestern Energy Co. (a)	121,800	4,236,204
Statoil ASA	309,722	7,992,868
Statoil ASA - ADR	130,340	3,361,469
Suncor Energy, Inc.	300,780	9,880,623
Total SA - ADR	157,200	7,875,720
Valero Energy Corp.	286,200	9,066,816
Whiting Petroleum Corp. (a)	485,960	23,024,785

		379,519,156

Total Long-Term Investments (Cost – $430,463,892) – 100.1%		515,512,495

Short-Term Securities	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$17,312	17,312,472

Total Short-Term Securities (Cost – $17,312,472) – 3.3%		17,312,472

Total Investments (Cost – $447,776,364) – 103.4%		532,824,967
Liabilities in Excess of Other Assets – (3.4)%		(17,641,613)

Net Assets – 100.0%		$515,183,354

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	NOK	Norwegian Krone
CAD	Canadian Dollar	USD	US Dollar
EUR	Euro

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Beneficial Interest Held at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	35,736,782	(35,736,782)	–	$9,399
BlackRock Liquidity Series, LLC Money Market Series	$7,413,123	$9,899,349	$17,312,472	$172,067

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD 106,000	USD	107,795	Royal Bank of Scotland Group Plc	10/01/12	$28

USD 21,863	EUR	17,000	Royal Bank of Scotland Group Plc	10/01/12	17

USD 60,635	NOK	346,000	Royal Bank of Scotland Group Plc	10/01/12	239

USD 72,377	CAD	71,000	Citigroup, Inc.	10/02/12	157

Total					$441

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$ 8,132,566	–	–	$ 8,132,566
Energy Equipment & Services	57,850,496	$15,669,726	–	73,520,222
Metals & Mining	54,340,551	–	–	54,340,551
Oil, Gas & Consumable Fuels	371,526,288	7,992,868	–	379,519,156
Short-Term Securities	–	17,312,472	–	17,312,472
Total	$491,849,901	$40,975,066	–	$532,824,967

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$441	–	–	$441

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,311	–	–	$1,311
Liabilities:
Bank overdraft	–	$(2,178,264)	–	(2,178,264)
Collateral on securities loaned at value	–	(17,312,472)	–	(17,312,472)

Total	$1,311	$(19,490,736)	–	$(19,489,425)

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	15

Schedule of Investments September 30, 2012	BlackRock China Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 0.5%
AviChina Industry & Technology Co. Ltd., H Shares	36,000	$13,628
Automobiles – 1.0%
Dongfeng Motor Group Co. Ltd., H Shares	24,000	27,889
Capital Markets – 2.1%
Haitong Securities Co. Ltd., H Shares (a)	46,000	56,963
Chemicals – 2.1%
Huabao International Holdings Ltd.	99,000	56,435
Commercial Banks – 21.9%
Agricultural Bank of China Ltd., H Shares	209,000	80,862
Bank of China Ltd., H Shares	253,000	95,768
China CITIC Bank Corp. Ltd., H Shares	84,200	39,701
China Construction Bank Corp., H Shares	274,000	188,975
China Minsheng Banking Corp. Ltd., H Shares	49,500	38,852
Industrial & Commercial Bank of China, H Shares	266,000	156,084
		600,242
Construction & Engineering – 1.3%
China Communications Construction Co. Ltd., H Shares	46,000	37,071
Construction Materials – 1.0%
China Shanshui Cement Group Ltd.	32,000	20,660
TCC International Holdings Ltd.	28,000	6,900
		27,560
Diversified Telecommunication Services – 3.8%
China Unicom Hong Kong Ltd.	63,327	103,198
Electrical Equipment – 3.5%
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	37,010	12,565
ZhuZhou CSR Times Electric Co. Ltd., H Shares	33,000	84,411
		96,976
Food Products – 1.3%
Uni-President China Holdings Ltd.	30,000	34,492
Health Care Equipment & Supplies – 0.9%
Mindray Medical International Ltd. - ADR	780	26,216
Health Care Providers & Services – 2.2%
Sinopharm Group Co. Ltd., H Shares	19,200	61,288
Hotels, Restaurants & Leisure – 0.8%
REXLot Holdings Ltd.	300,000	22,746
Independent Power Producers & Energy Traders – 3.1%
China Resources Power Holdings Co. Ltd.	26,000	56,864
Datang International Power Generation Co. Ltd., H Shares	86,000	28,773
		85,637
Insurance – 5.4%
China Life Insurance Co. Ltd., H Shares	17,000	48,935
China Pacific Insurance Group Co. Ltd., H Shares	26,400	79,360
New China Life Insurance Co. Ltd., H Shares	6,512	20,749
		149,044

Common Stocks	Shares	Value
Life Sciences Tools & Services – 1.9%
WuXi PharmaTech Cayman, Inc. - ADR (a)	3,505	$52,330
Machinery – 0.7%
China Rongsheng Heavy Industries Group Holdings Ltd.	43,500	5,725
CSR Corp. Ltd., H Shares	18,860	12,392
		18,117
Marine – 1.1%
China Shipping Container Lines Co. Ltd., H Shares (a)	81,000	16,364
China Shipping Development Co. Ltd., H Shares	32,000	13,222
		29,586
Metals & Mining – 2.4%
Angang Steel Co. Ltd., H Shares (a)	42,000	21,495
Shougang Fushan Resources Group Ltd.	76,000	20,458
Zijin Mining Group Co. Ltd., H Shares	60,000	24,041
		65,994
Oil, Gas & Consumable Fuels – 14.0%
China Coal Energy Co., Ltd., H Shares	45,000	40,816
China Petroleum & Chemical Corp., H Shares	102,000	94,614
CNOOC Ltd.	103,000	209,125
PetroChina Co. Ltd., H Shares	30,000	38,785
		383,340
Paper & Forest Products – 1.0%
Lee & Man Paper Manufacturing Ltd.	61,000	26,601
Real Estate Management & Development – 5.7%
China Vanke Co. Ltd., B Shares	20,100	25,191
Franshion Properties China Ltd.	96,000	29,200
Poly Property Group Co. Ltd. (a)	54,000	28,746
Shenzhen Investment Ltd.	106,000	24,500
Shimao Property Holdings Ltd.	16,500	28,199
Shui On Land Ltd.	54,500	20,496
		156,332
Semiconductors & Semiconductor Equipment – 0.4%
Trina Solar Ltd. - ADR (a)	2,550	11,679
Software – 2.5%
Kingdee International Software Group Co. Ltd. (a)	142,000	29,152
Kingsoft Corp. Ltd.	26,000	16,343
Shanda Games Ltd. - ADR	5,800	21,982
		67,477
Specialty Retail – 0.9%
Esprit Holdings Ltd.	3,144	4,819
GOME Electrical Appliances Holding Ltd.	196,000	20,569
		25,388
Textiles, Apparel & Luxury Goods – 1.0%
Peak Sport Products Co. Ltd.	58,000	10,189
Ports Design Ltd.	22,500	17,307
		27,496

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock China Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Transportation Infrastructure – 1.8%
Beijing Capital International Airport Co. Ltd., H Shares	74,000	$49,425
Wireless Telecommunication Services – 5.4%
China Mobile Ltd.	13,284	147,265
Total Common Stocks – 89.7%		2,460,415

Participation Notes (a)
Automobiles – 1.3%
Citigroup Global Markets Holding (SAIC Motor Corp. Ltd.), due 1/20/15	13,300	28,653
Deutsche Bank AG (BYD Co. Ltd.), due 11/10/16	3,500	6,103
		34,756
Diversified Financial Services – 0.1%
Morgan Stanley Capital Services, Inc. (Evergrande Real Estate Group Ltd.), due 11/08/12	11,000	4,355
Insurance – 0.4%
Citibank, N.A. (China Life Insurance Co. Ltd.),due 1/20/15	3,400	10,197
Machinery – 0.6%
Morgan Stanley Capital Services, Inc. (Zoomlion Heavy Industry Science and Technology Co. Ltd.), due 10/22/12	13,600	15,452
Metals & Mining – 0.9%
Citibank, N.A. (Baoshan Iron & Steel Co. Ltd.), due 1/20/15	28,700	20,858
UBS AG (Baoshan Iron & Steel Co. Ltd.), due 6/18/13	6,487	4,714
		25,572
Total Participation Notes – 3.3%		90,332
Total Long-Term Investments (Cost – $3,103,421) – 93.0%		2,550,747

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	172,872	172,872
Total Short-Term Securities (Cost – $172,872) – 6.3%		172,872
Total Investments (Cost – $3,276,293) – 99.3%		2,723,619
Other Assets Less Liabilities – 0.7%		19,472
Net Assets – 100.0%		$2,743,091

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	77,730	95,142	172,872	$84

(c)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	17

Schedule of Investments (concluded)	BlackRock China Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	–	$13,628	–	$13,628
Automobiles	–	27,889	–	27,889
Capital Markets	–	56,963	–	56,963
Chemicals	–	56,435	–	56,435
Commercial Banks	–	600,242	–	600,242
Construction & Engineering	–	37,071	–	37,071
Construction Materials	–	27,560	–	27,560
Diversified Telecommunication Services	–	103,198	–	103,198
Electrical Equipment	–	96,976	–	96,976
Food Products	–	34,492	–	34,492
Health Care Equipment & Supplies	$26,216	–	–	26,216
Health Care Providers & Services	–	61,288	–	61,288
Hotels, Restaurants & Leisure	–	22,746	–	22,746
Independent Power Producers & Energy Traders	–	85,637	–	85,637
Insurance	–	149,044	–	149,044
Life Sciences Tools & Services	52,330	–	–	52,330
Machinery	–	18,117	–	18,117
Marine	–	29,586	–	29,586
Metals & Mining	–	65,994	–	65,994
Oil, Gas & Consumable Fuels	–	383,340	–	383,340
Paper & Forest Products	–	26,601	–	26,601
Real Estate Management & Development	–	156,332	–	156,332
Semiconductors & Semiconductor Equipment	11,679	–	–	11,679
Software	21,982	45,495	–	67,477
Specialty Retail	–	25,388	–	25,388
Textiles, Apparel & Luxury Goods	–	27,496	–	27,496
Transportation Infrastructure	–	49,425	–	49,425
Wireless Telecommunication Services	–	147,265	–	147,265
Participation Notes:
Automobiles	–	34,756	–	34,756
Diversified Financial Services	–	4,355	–	4,355
Insurance	–	10,197	–	10,197
Machinery	–	15,452	–	15,452
Metals & Mining	–	25,572	–	25,572
Short-Term Securities	172,872	–	–	172,872
Total	$285,079	$2,438,540	–	$2,723,619

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,600	–	–	$3,600
Foreign currency at value	7,970	–	–	7,970
Total	$11,570	–	–	$11,570

Prior to March 31, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to March 31, 2012. For the interim period April 1, 2012 through September 30, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. Certain securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 on the disclosure hierarchy. As of March 31, 2012, there were securities with a value of $46,529 that were not systematically fair valued, but were valued using systematic fair values as of September 30, 2012, due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets – 0.1%
Treasure Island Royalty Trust (a)	565,922	$616,855
Commercial Services & Supplies – 0.0%
Republic Resources, Inc. (a)	28,750	–
Diversified Financial Services – 0.0%
Sprott Resource Lending Corp.	53,600	75,785
Electrical Equipment – 0.0%
ITM Power Plc (a)	460,500	263,984
Electronic Equipment, Instruments & Components – 0.0%
Opsens, Inc. (a)	1,907,200	484,996
Energy Equipment & Services – 8.3%
Basic Energy Services, Inc. (a)	980,700	11,003,454
Diamond Offshore Drilling, Inc.	129,200	8,502,652
Essential Energy Services Trust (a)	810,969	2,004,531
Gasfrac Energy Services, Inc. (a)	185,700	372,118
Geokinetics, Inc. (a)	911,233	337,156
Halliburton Co.	365,226	12,304,464
Lufkin Industries, Inc.	98,368	5,294,166
McDermott International, Inc. (a)	613,700	7,499,414
Parker Drilling Co. (a)	776,000	3,282,480
Poseidon Concepts Corp.	37,481	557,011
Schlumberger Ltd.	68,000	4,918,440
Strad Energy Services Ltd.	212,300	984,730
Transocean Ltd.	95,000	4,264,550
Wavefront Technology Solutions, Inc. (a)	622,300	348,149
Western Energy Services Corp.	518,760	4,221,422
Western Energy Services Corp. (Acquired 2/25/10, cost $3,752,521) (a)(b)	1,000,000	8,137,524
Xtreme Drilling and Coil Services Corp. (a)	462,700	480,067
		74,512,328
Machinery – 0.0%
Railpower Technologies Corp. (a)	360,600	–
Metals & Mining – 7.4%
Alexco Resource Corp. (a)	848,383	3,698,921
Archipelago Resources Plc (a)	1,970,300	1,908,990
Baja Mining Corp. (a)	3,204,600	309,670
Balmoral Resources Ltd. (a)	1,315,500	1,338,114
Banro Corp. (a)	876,700	4,075,393
Brigus Gold Corp. (a)	1,200,000	1,184,010
Crosshair Energy Corp. (a)	122,700	17,473
Dalradian Resources, Inc. (a)	877,600	1,151,565
Eastmain Resources, Inc. (a)	3,244,400	3,366,176
Eldorado Gold Corp.	147,865	2,254,599
Eurasian Minerals, Inc. (a)	350,700	770,534
Explor Resources, Inc. (a)	876,700	133,766
Freeport-McMoRan Copper & Gold, Inc.	526,200	20,826,996
Goldcorp, Inc.	4,200	192,847
Golden Predator Corp. (a)	1,753,800	713,580
Helio Resource Corp. (a)	2,630,300	227,419
Imperial Metals Corp. (a)	106,124	1,348,275
Kilo Goldmines Ltd. (a)	4,213,600	535,754
Kinross Gold Corp.	97,175	992,157
Lake Shore Gold Corp. (a)	1,135,202	1,143,170
MAG Silver Corp. (a)	873,000	10,691,608
Minaurum Gold, Inc. (a)	1,753,800	249,753
Nevsun Resources Ltd.	486,700	2,282,257
Oromin Explorations Ltd. (a)	1,622,200	1,138,560
Paramount Gold and Silver Corp. (a)	192,637	513,385
Pilot Gold, Inc. (a)	876,700	1,516,011

Common Stocks	Shares	Value
Metals & Mining (concluded)
Probe Mines Ltd. (a)	114,800	$144,799
Renaissance Gold, Inc. (a)	657,500	528,354
Romarco Minerals, Inc. (a)	195,900	213,216
Sunridge Gold Corp. (a)	5,546,459	1,241,197
Virginia Mines, Inc. (a)	189,850	2,037,349
West Kirkland Mining, Inc. (a)	438,400	138,240
		66,884,138
Oil, Gas & Consumable Fuels – 84.4%
Alpha Natural Resources, Inc. (a)	3,115,889	20,471,391
Americas Petrogas, Inc. (a)	4,333,500	8,154,791
Angle Energy, Inc. (a)	1,320,500	5,305,640
Antares Energy Ltd. (Acquired 6/14/10, cost $5,189,100) (a)(b)	10,000,000	5,030,910
Arch Coal, Inc.	1,603,600	10,150,788
Arsenal Energy, Inc. (a)	2,255,100	1,146,933
Atlas Energy LP	2	69
ATP Oil & Gas Corp. (a)	235,700	32,055
Aurora Oil & Gas Ltd. (a)	1,007,000	3,728,492
Baytex Energy Corp.	148,848	7,073,726
Bellatrix Exploration Ltd. (a)	912,632	3,703,999
Bonanza Creek Energy, Inc. (a)	92,100	2,169,876
BPZ Resources, Inc. (a)	657,400	1,880,164
Cabot Oil & Gas Corp.	205,500	9,226,950
Carrizo Oil & Gas, Inc. (a)	307,400	7,688,074
Cequence Energy Ltd. (a)	51,000	91,822
Cheniere Energy, Inc. (a)	1,005,600	15,637,080
Chesapeake Energy Corp.	1,580,600	29,825,922
Clayton Williams Energy, Inc. (a)	526,561	27,323,250
Coastal Energy Co. (a)	1,143,100	21,255,079
Cobalt International Energy, Inc. (a)	647,287	14,415,082
Comstock Resources, Inc. (a)	178,000	3,271,640
CONSOL Energy, Inc.	1,512,500	45,450,625
Crew Energy, Inc. (a)	1,765,437	13,001,489
Crew Energy, Inc. (Acquired 6/24/98 through 10/09/98, cost $183,115) (a)(b)	191,300	1,408,821
Crocotta Energy, Inc. (a)	1,913,500	5,566,687
DeeThree Exploration Ltd. (a)	876,800	5,012,324
Delphi Energy Corp. (a)	837,700	1,056,605
Denbury Resources, Inc. (a)	74,900	1,210,384
Endeavour International Corp. (a)	294,032	2,843,289
Energy XXI Bermuda Ltd.	1,246,080	43,550,496
EOG Resources, Inc.	94,000	10,532,700
EQT Corp.	808,700	47,713,300
Fairborne Energy Ltd. (a)	625,158	852,112
Far East Energy Corp. (a)	15,783,200	2,091,274
Forest Oil Corp. (a)	87,800	741,910
FX Energy, Inc. (a)	349,400	2,606,524
Gastar Exploration Ltd. (a)	594,360	986,638
Goodrich Petroleum Corp. (a)	259,200	3,276,288
Gran Tierra Energy, Inc. (a)	1,054,949	5,451,267
Greenfields Petroleum Corp. (Acquired 11/03/10, cost $926,522) (a)(b)	110,000	531,482
Guide Exploration Ltd. (a)	878,198	1,509,668
Guide Exploration Ltd. (Acquired 2/09/04, cost $346,401) (a)(b)	173,600	298,427
Gulfport Energy Corp. (a)	77,500	2,422,650
Ithaca Energy, Inc. (a)	235,300	466,723
James River Coal Co. (a)	260,900	751,392
Kodiak Oil & Gas Corp. (a)	1,137,100	10,643,256
Lone Pine Resources, Inc. (a)	53,848	84,003

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	19

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	$1,358,296
Lynden Energy Corp. (a)	175,758	123,358
Magnum Hunter Resources Corp. (a)	2,259,200	10,030,848
Manitok Energy, Inc. (a)	1,750,900	3,597,618
Matador Resources Co. (Acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(b)	513,393	5,334,153
McMoRan Exploration Co. (a)	446,000	5,240,500
Niko Resources Ltd.	265,500	3,667,470
Novus Energy, Inc. (a)	3,000,800	2,625,051
NuVista Energy Ltd. (a)	716,800	3,295,632
Pace Oil and Gas Ltd. (a)(c)	2,333,649	6,717,757
Pace Oil and Gas Ltd. (Acquired 12/09/09, cost $531,005) (a)(b)(c)	57,740	166,213
Painted Pony Petroleum Ltd. (a)	1,025,900	11,280,622
Palliser Oil & Gas Corp. (a)	1,731,000	1,144,492
Pan Orient Energy Corp.	840,900	2,420,656
Patriot Coal Corp. (a)	418,746	48,993
PDC Energy, Inc. (a)	339,300	10,732,059
Peabody Energy Corp.	916,636	20,431,816
Penn Virginia Corp.	1,410,100	8,742,620
Penn West Petroleum Ltd.	134,333	1,911,625
Peyto Exploration & Development Corp.	3,171	78,122
Pinecrest Energy, Inc. (a)	621,400	1,055,577
Pioneer Energy Services Corp. (a)	876,700	6,829,493
Pioneer Natural Resources Co.	309,200	32,280,480
Plains Exploration & Production Co. (a)	1,452,325	54,418,618
PRD Energy, Inc. (a)	868,500	441,715
Range Resources Corp.	628,600	43,920,282
Rex Energy Corp. (a)	488,000	6,514,800
Rosetta Resources, Inc. (a)	507,700	24,318,830
Scorpio Tankers, Inc.	771,100	4,626,600
Ship Finance International Ltd.	27	424
Sonde Resources Corp. (a)	1,092,560	829,253
Sonde Resources Corp. (Acquired 1/15/10, cost $3,034,134) (a)(b)	1,200,000	915,472
Southwestern Energy Co. (a)	724,200	25,187,676
Stone Energy Corp. (a)	23,674	594,691
Swift Energy Co. (a)	393,600	8,218,368
Touchstone Exploration, Inc. (a)	1,889,100	384,315
Tourmaline Oil Corp. (a)	57,420	1,792,513
Trilogy Energy Corp.	838,522	21,869,295
Trioil Resources Ltd., Class A (a)	710,283	1,806,233
Uranium One, Inc. (a)	881,765	2,107,769
Valero Energy Corp.	313,500	9,931,680
Vero Energy, Inc.	80,142	206,245
Yangarra Resources Ltd. (a)	2,019,200	667,521
Yoho Resources, Inc. (a)	1,912,496	3,287,680
ZaZa Energy Corp. (a)	637,157	1,892,356

		760,689,854

Total Common Stocks – 100.2%		903,527,940

Warrants (d)
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 8/29/11, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price USD 10.50) (a)	60,050	–

Value

Total Investments (Cost – $ 910,124,330) – 100.2%	$903,527,940
Liabilities in Excess of Other Assets – (0.2)%	(1,913,718)

Net Assets – 100.0%	$901,614,222

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date, the Fund held 2.6% of its net assets, with a current value of $23,181,298 and an original cost of $18,200,953, in these securities.
(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affil- iate	Shares Held at Septe- mber 30, 2011	Shares Purch- ased	Shares Sold	Shares Held at Septe- mber 30, 2012	Value at Septem- ber 30, 2012	Rea- lized Loss

Far East Ene- rgy Corp.[1]	18,000,000	–	2,216,800	15,783,200	$2,091,274	$ (355,979)
Geoki-netics, Inc.[1]	739,033	300,000	127,800	911,233	$ 337,156	$ (530,287)
Pace Oil and Gas Ltd.	2,718,070	–	326,681	2,391,389	$6,883,970	$(4,711,214)
Sun-ridge Gold Corp.[1]	4,325,559	2,000,000	779,100	5,546,459	$1,241,197	$(1,649,431)
Yoho Reso-urces, Inc.[1]	2,146,300	–	233,804	1,912,496	$3,287,680	$ (545,220)

  1 No longer an affiliated company as of report date.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•

Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at Septe- mber 30, 2011	Net Activity	Shares Held at Septe- mber 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	232,783	(232,783)	–	$4,797

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 1,414,868	CAD	1,386,000	Citigroup, Inc.	10/01/12	$ 5,041

USD 575,959	CAD	565,000	Citigroup, Inc.	10/02/12	1,247

Total					$ 6,288

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Capital Markets	$616,855	–	–	$616,855
Diversified Financial Services	75,785	–	–	75,785
Electrical Equipment	263,984	–	–	263,984
Electronic Equipment, Instruments & Components	484,996	–	–	484,996
Energy Equipment & Services	74,512,328	–	–	74,512,328
Metals & Mining	66,884,138	–	–	66,884,138
Oil, Gas & Consumable Fuels	750,569,401	$8,762,157	$1,358,296	760,689,854

Total	$893,407,487	$8,762,157	$1,358,296	$903,527,940

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$6,288	–	–	$6,288

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$925	–	–	$925
Liabilities:
Bank overdraft	–	$(9,465,539)	–	(9,465,539)

Total	$925	$(9,465,539)	–	$(9,464,614)

There were no transfers between levels during the year ended
September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	21

Consolidated Schedule of Investments September 30, 2012	BlackRock World Gold Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 14.2%
Aquarius Platinum Ltd.	17,370	$11,755
Beadell Resources Ltd. (a)	57,000	57,858
Dampier Gold Ltd. (a)	21,520	3,139
Evolution Mining Ltd. (a)	36,270	72,597
Indochine Mining Ltd. (a)	151,560	23,485
Integra Mining Ltd. (a)	190,000	110,958
Medusa Mining Ltd.	7,820	48,762
Newcrest Mining Ltd.	35,800	1,076,188
Northern Star Resources Ltd.	40,000	49,227
Papillon Resources Ltd. (a)	36,000	64,674
Silver Lake Resources Ltd. (a)	29,000	108,663
		1,627,306
Canada – 48.0%
Agnico-Eagle Mines Ltd.	4,900	254,196
Alamos Gold, Inc.	16,300	316,848
Aurcana Corp. (a)	24,000	29,051
B2Gold Corp. (a)	23,500	94,182
Banro Corp. (a)	29,000	134,808
Barrick Gold Corp.	7,500	313,200
Belo Sun Mining Corp. (a)	58,000	79,056
Centerra Gold, Inc.	10,900	136,486
Detour Gold Corp. (a)	6,000	167,409
Eldorado Gold Corp.	51,383	783,472
Franco-Nevada Corp.	4,800	282,942
Goldcorp, Inc.	17,000	780,572
IAMGOLD Corp.	21,000	333,018
Kinross Gold Corp.	44,000	450,249
New Gold, Inc. (a)	36,400	446,160
Osisko Mining Corp. (a)	6,340	62,813
Romarco Minerals, Inc. (a)	103,000	112,105
SEMAFO, Inc.	17,000	77,642
Yamana Gold, Inc.	34,500	659,048
		5,513,257
China – 0.0%
Real Gold Mining Ltd.	13,000	3,713
Hong Kong – 0.1%
G-Resources Group Ltd. (a)	327,000	14,058
Jersey, Channel Islands – 6.4%
Minera IRL Ltd. (a)	57,900	51,828
Minera IRL Ltd. (a)	42,960	33,992
Randgold Resources Ltd. - ADR	5,300	651,900
		737,720
Mexico – 9.3%
Fresnillo Plc	24,000	720,365
Industrias Penoles SAB de CV	6,950	342,863
		1,063,228
Peru – 4.4%
Cia de Minas Buenaventura SA - ADR	7,600	296,096
Volcan Cia Minera SAA, Class B	183,198	205,276
		501,372
Russia – 0.3%
Polymetal International Plc	1,740	30,538

Common Stocks	Shares	Value
South Africa – 4.8%
AngloGold Ashanti Ltd.	4,695	$163,662
Gold Fields Ltd.	9,180	116,009
Harmony Gold Mining Co. Ltd.	23,110	190,897
Impala Platinum Holdings Ltd.	4,690	78,339
		548,907
United Kingdom – 3.0%
Archipelago Resources Plc (a)	27,980	27,109
Hochschild Mining Plc	9,510	74,774
Hummingbird Resources Plc (a)	25,000	48,848
Patagonia Gold Plc (a)	68,930	33,393
Petropavlovsk Plc	8,855	58,607
Rio Tinto Plc	1,620	75,750
Stratex International Plc (a)	400,000	32,296
		350,777
United States – 3.4%
Freeport-McMoRan Copper & Gold, Inc.	3,150	124,677
Gold Resource Corp.	1,280	27,456
Newmont Mining Corp.	4,280	239,723
		391,856
Total Common Stocks – 93.9%		10,782,732

Investment Companies
Jersey, Channel Islands – 0.7%
ETFS Physical Platinum (a)	500	80,750
United States – 2.0%
SPDR Gold Trust (a)	1,350	232,227
Total Investment Companies – 2.7%		312,977

Warrants (b)
Canada – 0.0%
Kinross Gold Corp. (Issued/Exercisable 10/28/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price USD 21.30) (a)	757	539
Total Long-Term Investments (Cost – $10,622,461) – 96.6%		11,096,248

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	430,646	430,646
Total Short-Term Securities
(Cost – $430,646) – 3.7%		430,646
Total Investments (Cost – $11,053,107) – 100.3%		11,526,894
Liabilities in Excess of Other Assets – (0.3)%		(35,770)
Net Assets – 100.0%		$11,491,124

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (concluded)	BlackRock World Gold Fund

(a)	Non-income producing security.
(b)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	156,211	274,435	430,646	$182

(d)	Represents the current yield as of report date.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$1,627,306	–	$1,627,306
Canada	$5,513,257	–	–	5,513,257
China	–	–	$3,713	3,713
Hong Kong	–	14,058	–	14,058
Jersey, Channel Islands	685,892	51,828	–	737,720
Mexico	342,863	720,365	–	1,063,228
Peru	501,372	–	–	501,372
Russia	–	30,538	–	30,538
South Africa	–	548,907	–	548,907
United Kingdom	141,646	209,131	–	350,777
United States	391,856	–	–	391,856
Investment Companies	312,977	–	–	312,977
Warrants	539	–	–	539
Short-Term Securities	430,646	–	–	430,646
Total	$8,321,048	$3,202,133	$3,713	$11,526,894

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$661	–	–	$661
Foreign currency at value	3,181	–	–	3,181
Total	$3,842	–	–	$3,842

There were no transfers between levels during the year ended September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

23	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Assets
Investments at value – unaffiliated[2,3]	$515,512,495	$2,550,747	$896,643,970	$11,096,248
Investments at value – affiliated[4]	17,312,472	172,872	6,883,970	430,646
Cash	–	3,600	–	661
Foreign currency at value[5]	1,311	7,970	925	3,181
Investments sold receivable	2,887,638	–	9,399,609	–
Unrealized appreciation on foreign currency exchange contracts	441	–	6,288	–
Capital shares sold receivable	344,682	10,000	1,030,974	4,677
Dividends receivable – unaffiliated	443,902	5,529	254,169	9,481
Dividends receivable – affiliated	117	15	26	45
Securities lending income receivable – affiliated	26,287	–	–	–
Receivable from Manager	137	60,254	–	7,019
Prepaid expenses	31,588	12,961	43,254	16,049
Total assets	536,561,070	2,823,948	914,263,185	11,568,007

Liabilities
Bank overdraft	2,178,264	–	9,465,539	–
Collateral on securities loaned at value	17,312,472	–	–	–
Investments purchased payable	109,114	1,717	–	–
Capital shares redeemed payable	920,878	–	1,579,430	–
Investment advisory fees payable	324,642	–	564,881	–
Transfer agent fees payable	216,629	292	481,169	5,223
Service and distribution fees payable	113,624	80	228,656	3,192
Custodian fees payable	73,703	16,344	123,120	20,646
Other affiliates payable	45,677	–	90,583	–
Professional fees payable	38,907	53,516	48,653	43,169
Administration fees payable	14,411	5,777	56,610	2,926
Officer’s and Trustees’ fees payable	5,611	587	8,654	639
Other accrued expenses payable	23,784	2,544	1,668	1,088
Total liabilities	21,377,716	80,857	12,648,963	76,883
Net Assets	$515,183,354	$2,743,091	$901,614,222	$11,491,124

Net Assets Consist of
Paid-in capital	$573,099,006	$3,417,745	$997,965,646	$11,832,335
Undistributed (accumulated) net investment income (loss)	49,619	40,481	(23,587,945)	(73,659)
Accumulated net realized loss	(143,014,859)	(162,509)	(66,177,463)	(741,307)
Net unrealized appreciation/depreciation	85,049,588	(552,626)	(6,586,016)	473,755
Net Assets	$515,183,354	$2,743,091	$901,614,222	$11,491,124

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$430,463,892	$3,103,421	$891,123,189	$10,622,461
[3] Securities loaned at value	$16,534,432	–	–	–
[4] Investments at cost – affiliated	$17,312,472	$172,872	$19,001,141	$430,646
[5] Foreign currency at cost	$1,292	$7,923	$913	$3,181

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Net Asset Value
Institutional
Net assets	$272,778,834	$2,355,338	$222,033,798	$4,072,468

Shares outstanding[2]	20,184,506	302,178	6,754,149	370,520

Net asset value	$13.51	$7.79	$32.87	$10.99

Service
Net assets	$3,827,728	–	–	–

Shares outstanding[2]	289,998	–	–	–

Net asset value	$13.20	–	–	–

Investor A
Net assets	$137,765,305	$359,706	$539,084,834	$4,361,214

Shares outstanding[2]	10,445,580	46,299	18,835,222	398,144

Net asset value	$13.19	$7.77	$28.62	$10.95

Investor B
Net assets	$15,162,405	–	$7,686,835	–

Shares outstanding[2]	1,204,052	–	364,847	–

Net asset value	$12.59	–	$21.07	–

Investor C
Net assets	$85,649,082	$28,047	$132,808,755	$3,057,442

Shares outstanding[2]	6,788,769	3,634	6,359,255	283,928

Net asset value	$12.62	$7.72	$20.88	$10.77

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	25

Statements of Operations

Year Ended September 30, 2012	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Investment Income
Dividends – unaffiliated	$9,245,384	$89,691	$6,491,182	$134,045
Dividends – affiliated	9,399	84	4,797	182
Foreign taxes withheld	(714,879)	(6,468)	(190,724)	(9,232)
Securities lending – affiliated	172,067	–	–	–

Total income	8,711,971	83,307	6,305,255	124,995

Expenses
Investment advisory	5,120,268	25,565	8,322,002	76,996
Service and distribution – class specific	1,638,662	718	3,303,381	36,521
Transfer agent – class specific	790,049	1,080	1,943,109	21,268
Administration	500,136	23,746	781,503	18,358
Administration – class specific	170,974	638	265,769	2,566
Registration	78,428	23,132	116,546	35,092
Custodian	70,869	19,168	118,808	23,797
Printing	65,789	15,566	96,460	7,009
Professional	62,671	115,675	71,702	58,261
Officer and Trustees	19,967	2,839	30,459	3,059
Offering	–	93,020	–	–
Miscellaneous	36,578	15,247	45,470	10,076
Recoupment of past waived fees – class specific	7,421	–	106,211	–

Total expenses	8,561,812	336,394	15,201,420	293,003
Less fees waived by Manager	(7,304)	(25,565)	(3,502)	(75,238)
Less administration fees waived	–	(1,917)	–	(4,917)
Less administration fees waived – class specific	(30,927)	(607)	(9,816)	(2,560)
Less transfer agent fees waived – class specific	(5,543)	(123)	(2,647)	(1,809)
Less transfer agent fees reimbursed – class specific	(14,673)	(838)	(20,553)	(18,428)
Less expenses reimbursed by Manager	–	(264,464)	–	(25,086)
Less fees paid indirectly	(198)	–	(448)	(12)

Total expenses after fees waived, reimbursed and paid indirectly	8,503,167	42,880	15,164,454	164,953

Net investment income (loss)	208,804	40,427	(8,859,199)	(39,958)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(38,109,874)	(141,339)	(42,956,556)	(540,615)
Investments – affiliated	–	–	(7,792,131)	–
Foreign currency transactions	(113,783)	54	(3,423)	(5,374)

	(38,223,657)	(141,285)	(50,752,110)	(545,989)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	101,123,180	407,650	139,758,421	573,835
Investments – affiliated	–	–	2,500,876	–
Foreign currency translations	3,426	(59)	17,101	294

	101,126,606	407,591	142,276,398	574,129

Total realized and unrealized gain	62,902,949	266,306	91,524,288	28,140

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,111,753	$306,733	$82,665,089	$(11,818)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock China Fund
			Year Ended	Period April 29, 2011[1] to
	Year Ended September 30,		September 30, 2012	September 30, 2011
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income (loss)	$208,804	$(2,702,610)	$40,427	$38,392
Net realized gain (loss)	(38,223,657)	47,587,036	(141,285)	(21,267)
Net change in unrealized appreciation/depreciation	101,126,606	(148,099,558)	407,591	(960,217)

Net increase (decrease) in net assets resulting from operations	63,111,753	(103,215,132)	306,733	(943,092)

Dividends to Shareholders From
Net investment income:
Institutional	–	(3,839,400)	(36,656)	–
Service	–	(26,046)	–	–
Investor A	–	(1,129,552)	(1,275)	–
Investor C	–	–	(364)	–

Decrease in net assets resulting from dividends to shareholders	–	(4,994,998)	(38,295)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(258,335,389)	43,265,442	356,594	3,061,151

Redemption Fees
Redemption fees	–	11,916	–	–

Net Assets
Total increase (decrease) in net assets	(195,223,636)	(64,932,772)	625,032	2,118,059
Beginning of period	710,406,990	775,339,762	2,118,059	–

End of period	$515,183,354	$710,406,990	$2,743,091	$2,118,059

Undistributed (accumulated) net investment income (loss)	$49,619	$(45,402)	$40,481	$38,295

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	27

Statements of Changes in Net Assets (concluded)

	BlackRock Energy & Resources Portfolio		BlackRock World Gold Fund[1]
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment loss	$(8,859,199)	$(8,481,928)	$(39,958)	$(30,854)
Net realized gain (loss)	(50,752,110)	183,610,918	(545,989)	(119,194)
Net change in unrealized appreciation/depreciation	142,276,398	(346,757,344)	574,129	(740,821)
Net increase (decrease) in net assets resulting from operations	82,665,089	(171,628,354)	(11,818)	(890,869)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(358,563)	(4,255,273)	(6,994)	(54,178)
Investor A	(291,121)	(7,643,972)	–	(17,212)
Investor B	(171,849)	(108,168)	–	–
Investor C	(211,831)	(1,292,699)	–	(5,391)
Tax return of capital:
Institutional	(6,600,181)	–	–	(14,591)
Investor A	(5,894,323)	–	–	(4,882)
Investor B	(4,038,547)	–	–	–
Investor C	(4,747,110)	–	–	(1,788)
Net realized gain:
Institutional	(6,605,013)	–	–	(48,469)
Investor A	(15,831,909)	–	–	(16,216)
Investor B	(545,981)	–	–	–
Investor C	(5,160,871)	–	–	(5,939)
Decrease in net assets resulting from dividends and distributions to shareholders	(50,457,299)	(13,300,112)	(6,994)	(168,666)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(231,662,545)	198,994,525	1,109,386	6,780,995

Redemption Fees
Redemption fees	–	85,902	–	218

Net Assets
Total increase (decrease) in net assets	(199,454,755)	14,151,961	1,090,574	5,721,678
Beginning of year	1,101,068,977	1,086,917,016	10,400,550	4,678,872
End of year	$901,614,222	$1,101,068,977	$11,491,124	$10,400,550
Accumulated net investment loss	$(23,587,945)	$(15,133,630)	$(73,659)	$(63,443)

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional									Service
	Year Ended September 30,									Year Ended September 30,
	2012	2011		2010		2009		2008		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$12.14	$13.76		$12.46		$16.20		$19.40		$11.90		$13.49		$12.24		$16.01		$19.19
Net investment income (loss)[1]	0.05	0.01		0.02		0.02		0.24		0.00	[2]	(0.05)		(0.03)		(0.03)		0.12
Net realized and unrealized gain (loss)	1.32	(1.51)	[3]	1.38	[3]	(2.14)	[3]	(2.90)	[3]	1.30		(1.47)	[3]	1.35	[3]	(2.12)	[3]	(2.83)	[3]
Net increase (decrease) from investment operations	1.37	(1.50)		1.40		(2.12)		(2.66)		1.30		(1.52)		1.32		(2.15)		(2.71)
Dividends and distributions from:
Net investment income	–	(0.12)		(0.10)		–		(0.23)		–		(0.07)		(0.07)		–		(0.16)
Net realized gain	–	–		–		(1.62)		(0.31)		–		–		–		(1.62)		(0.31)
Total dividends and distributions	–	(0.12)		(0.10)		(1.62)		(0.54)		–		(0.07)		(0.07)		(1.62)		(0.47)
Net asset value, end of year	$13.51	$12.14		$13.76		$12.46		$16.20		$13.20		$11.90		$13.49		$12.24		$16.01

Total Investment Return[4]
Based on net asset value	11.29%	(11.10)%	[5]	11.32%	[5]	(7.53)%	[5]	(14.25)%	[5]	10.93%		(11.36)%	[5]	10.79%	[5]	(7.85)%	[5]	(14.59)%	[5]

Ratios to Average Net Assets
Total expenses	0.95%	0.93%		0.94%		0.98%		0.89%		1.29%		1.27%		1.34%		1.54%		1.25%
Total expenses excluding recoupment of past waived fees	0.95%	0.91%		0.93%		0.97%		0.89%		1.29%		1.24%		1.27%		1.47%		1.25%
Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.93%		0.93%		0.93%		0.89%		1.29%		1.26%		1.34%		1.35%		1.25%
Net investment income (loss)	0.34%	0.03%		0.16%		0.17%		1.14%		0.00%		(0.30)%		(0.25)%		(0.26)%		0.56%

Supplemental Data
Net assets, end of year (000)	$272,779	$400,269		$420,071		$328,434		$510,804		$3,828		$4,816		$4,231		$3,426		$4,836
Portfolio turnover	19%	22%		38%		22%		38%		19%		22%		38%		22%		38%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	29

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A									Investor B
	Year Ended September 30,									Year Ended September 30,
	2012	2011		2010		2009		2008		2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$11.90	$13.50		$12.24		$16.01		$19.18		$11.45	$13.03		$11.84		$15.68		$18.82
Net investment income (loss)[1]	(0.01)	(0.06)		(0.03)		(0.02)		0.17		(0.11)	(0.18)		(0.13)		(0.09)		0.01
Net realized and unrealized gain (loss)	1.30	(1.47)	[2]	1.35	[2]	(2.13)	[2]	(2.87)	[2]	1.25	(1.40)	[2]	1.32	[2]	(2.13)	[2]	(2.81)	[2]
Net increase (decrease) from investment operations	1.29	(1.53)		1.32		(2.15)		(2.70)		1.14	(1.58)		1.19		(2.22)		(2.80)
Dividends and distributions from:
Net investment income	–	(0.07)		(0.06)		–		(0.16)		–	–		–		–		(0.03)
Net realized gain	–	–		–		(1.62)		(0.31)		–	–		–		(1.62)		(0.31)
Total dividends and distributions	–	(0.07)		(0.06)		(1.62)		(0.47)		–	–		–		(1.62)		(0.34)
Net asset value, end of year	$13.19	$11.90		$13.50		$12.24		$16.01		$12.59	$11.45		$13.03		$11.84		$15.68

Total Investment Return[3]
Based on net asset value	10.84%	(11.46)%	[4]	10.84%	[4]	(7.85)%	[4]	(14.55)%	[4]	9.96%	(12.13)%	[4]	10.05%	[4]	(8.56)%	[4]	(15.23)%	[4]

Ratios to Average Net Assets
Total expenses	1.35%	1.35%		1.34%		1.48%		1.27%		2.20%	2.11%		2.17%		2.35%		2.09%
Total expenses excluding recoupment of past waived fees	1.35%	1.28%		1.32%		1.45%		1.27%		2.19%	2.09%		2.16%		2.33%		2.09%
Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.34%		1.34%		1.34%		1.26%		2.10%	2.10%		2.10%		2.06%		2.04%
Net investment income (loss)	(0.09)%	(0.38)%		(0.25)%		(0.25)%		0.81%		(0.83)%	(1.15)%		(1.03)%		(0.95)%		0.06%

Supplemental Data
Net assets, end of year (000)	$137,765	$187,017		$207,523		$178,364		$267,422		$15,162	$18,872		$27,113		$30,873		$42,399
Portfolio turnover	19%	22%		38%		22%		38%		19%	22%		38%		22%		38%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$11.47	$13.04		$11.85		$15.69		$18.84
Net investment income (loss)[1]	(0.10)	(0.17)		(0.13)		(0.09)		0.02
Net realized and unrealized gain (loss)	1.25	(1.40)	[2]	1.32	[2]	(2.13)	[2]	(2.82)	[2]
Net increase (decrease) from investment operations	1.15	(1.57)		1.19		(2.22)		(2.80)
Dividends and distributions from:
Net investment income	–	–		–		–		(0.04)
Net realized gain	–	–		–		(1.62)		(0.31)
Total dividends and distributions	–	–		–		(1.62)		(0.35)
Net asset value, end of year	$12.62	$11.47		$13.04		$11.85		$15.69

Total Investment Return[3]
Based on net asset value	10.03%	(12.04)%	[4]	10.04%	[4]	(8.54)%	[4]	(15.21)%	[4]

Ratios to Average Net Assets
Total expenses	2.08%	2.05%		2.08%		2.23%		2.02%
Total expenses excluding recoupment of past waived fees	2.08%	2.03%		2.08%		2.21%		2.02%
Total expenses after fees waived, reimbursed and paid indirectly	2.07%	2.04%		2.08%		2.05%		2.01%
Net investment income (loss)	(0.79)%	(1.08)%		(1.00)%		(0.95)%		0.08%

Supplemental Data
Net assets, end of year (000)	$85,649	$99,433		$116,401		$113,347		$153,512
Portfolio turnover	19%	22%		38%		22%		38%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	31

Financial Highlights	BlackRock China Fund

	Institutional			Investor A			Investor C
	Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011		Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011		Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$6.90	$10.00		$6.89	$10.00		$6.87	$10.00
Net investment income[2]	0.12	0.13		0.18	0.09		0.05	0.09
Net realized and unrealized gain (loss)	0.89	(3.23)		0.82	(3.20)		0.90	(3.22)
Net increase (decrease) from investment operations	1.01	(3.10)		1.00	(3.11)		0.95	(3.13)
Dividends from net investment income	(0.12)	–		(0.12)	–		(0.10)	–
Net asset value, end of period	$7.79	$6.90		$7.77	$6.89		$7.72	$6.87

Total Investment Return
Based on net asset value	14.82%	(31.00)%	[3]	14.64%	(31.10)%	[3]	13.95%	(31.30)%	[3]

Ratios to Average Net Assets
Total expenses	13.05%	9.67%	[4,5]	14.41%	12.18%	[4,5]	14.94%	11.73%	[4,5]
Total expenses after fees waived and reimbursed	1.65%	1.65%	[5]	1.90%	1.90%	[5]	2.65%	2.65%	[5]
Net investment income	1.55%	3.39%	[5]	2.24%	2.47%	[5]	0.60%	2.30%	[5]

Supplemental Data
Net assets, end of period (000)	$2,355	$2,049		$360	$51		$28	$19
Portfolio turnover	40%	14%		40%	14%		40%	14%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

[5]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional									Investor A
	Year Ended September 30,									Year Ended September 30,
	2012	2011		2010		2009		2008		2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$31.70	$34.98		$32.61		$51.31		$63.42		$27.73	$30.63		$28.67		$47.29		$59.02
Net investment income (loss)[1]	(0.16)	(0.08)		0.05		(0.07)		(0.13)		(0.24)	(0.20)		(0.12)		(0.13)		(0.32)
Net realized and unrealized gain (loss)	2.79	(2.68)		2.31		(9.60)		(2.78)		2.46	(2.34)		2.08		(9.46)		(2.29)
Net increase (decrease) from investment operations	2.63	(2.76)		2.36		(9.67)		(2.91)		2.22	(2.54)		1.96		(9.59)		(2.61)
Dividends and distributions from:
Net investment income	(0.25)	(0.52)		–		–		(2.01)		(0.17)	(0.36)		–		–		(1.92)
Tax return of capital	(0.47)	–		–		–		–		(0.42)	–		–		–		–
Net realized gain	(0.74)	–		–		(9.04)		(7.22)		(0.74)	–		–		(9.04)		(7.22)
Total dividends and distributions	(1.46)	(0.52)		–		(9.04)		(9.23)		(1.33)	(0.36)		–		(9.04)		(9.14)
Redemption fees added to paid-in capital	–	0.00	[2]	0.01		0.01		0.03		–	0.00	[2]	0.00	[2]	0.01		0.02
Net asset value, end of year	$32.87	$31.70		$34.98		$32.61		$51.31		$28.62	$27.73		$30.63		$28.67		$47.29

Total Investment Return[3]
Based on net asset value	7.76%	(8.28)%		7.27%	[4,5]	(7.64)%	[6,7]	(6.77)%	[5]	7.41%	(8.61)%		6.84%	[8,9]	(8.20)%	[5,10]	(6.78)%	[7]

Ratios to Average Net Assets
Total expenses	0.99%	0.93%		0.97%		1.00%		0.92%		1.34%	1.28%		1.35%		1.40%		1.25%
Total expenses excluding recoupment of past waived fees	0.99%	0.93%		0.97%		0.98%		0.92%		1.33%	1.26%		1.31%		1.38%		1.25%
Total expenses after fees waived, reimbursed and paid indirectly	0.99%	0.92%		0.97%		0.99%		0.92%		1.34%	1.27%		1.35%		1.31%		1.25%
Net investment income (loss)	(0.44)%	(0.18)%		0.13%		(0.25)%		(0.18)%		(0.77)%	(0.52)%		(0.39)%		(0.55)%		(0.49)%

Supplemental Data
Net assets, end of year (000)	$222,034	$306,403		$274,009		$134,187		$82,147		$539,085	$632,030		$644,786		$636,437		$689,646
Portfolio turnover	15%	40%		16%		25%		32%		15%	40%		16%		25%		32%
[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.
[5]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	33

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B						Investor C
	Year Ended September 30,						Year Ended September 30,
	2012	2011	2010		2009	2008	2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$20.65	$22.86	$21.56		$39.68	$50.87	$20.55	$22.81	$21.51		$39.61	$50.84
Net investment loss[1]	(0.36)	(0.38)	(0.27)		(0.22)	(0.67)	(0.34)	(0.37)	(0.24)		(0.22)	(0.66)
Net realized and unrealized gain (loss)	1.87	(1.73)	1.57		(8.87)	(1.81)	1.84	(1.69)	1.54		(8.85)	(1.79)
Net increase (decrease) from investment operations	1.51	(2.11)	1.30		(9.09)	(2.48)	1.50	(2.06)	1.30		(9.07)	(2.45)
Dividends and distributions from:
Net investment income	(0.06)	(0.10)	–		–	(1.51)	(0.09)	(0.20)	–		–	(1.58)
Tax return of capital	(0.29)	–	–		–	–	(0.34)	–	–		–	–
Net realized gain	(0.74)	–	–		(9.04)	(7.22)	(0.74)	–	–		(9.04)	(7.22)
Total dividends and distributions	(1.09)	(0.10)	–		(9.04)	(8.73)	(1.17)	(0.20)	–		(9.04)	(8.80)
Redemption fees added to paid-in capital	–	0.00 [2]	0.00	[2]	0.01	0.02	–	0.00 [2]	0.00	[2]	0.01	0.02
Net asset value, end of year	$21.07	$20.65	$22.86		$21.56	$39.68	$20.88	$20.55	$22.81		$21.51	$39.61

Total Investment Return[3]
Based on net asset value	6.63%	(9.33)%	6.03%	[4,5]	(8.74)% [6,7]	(7.63)% [8]	6.57%	(9.25)%	6.04%	[5,9]	(8.68)% [7,10]	(7.57)% [8]

Ratios to Average Net Assets
Total expenses	2.16%	2.07%	2.10%		2.25%	2.01%	2.07%	2.04%	2.06%		2.16%	1.96%
Total expenses excluding recoupment of past waived fees	2.16%	2.03%	2.10%		2.23%	2.01%	2.07%	1.99%	2.05%		2.16%	1.96%
Total expenses after fees waived, reimbursed and paid indirectly	2.10%	2.07%	2.09%		2.05%	2.00%	2.07%	2.03%	2.05%		2.05%	1.96%
Net investment loss	(1.56)%	(1.31)%	(1.17)%		(1.28)%	(1.24)%	(1.50)%	(1.29)%	(1.07)%		(1.29)%	(1.21)%

Supplemental Data
Net assets, end of year (000)	$7,687	$16,450	$25,633		$34,218	$57,174	$132,808	$146,186	$142,490		$129,556	$151,409
Portfolio turnover	15%	40%	16%		25%	32%	15%	40%	16%		25%	32%
[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock World Gold Fund

	Institutional				Investor A				Investor C
	Year Ended September 30,		Period May 26, 2010[1] to September 30, 2010		Year Ended September 30,		Period May 26, 2010[1] to September 30, 2010		Year Ended September 30,		Period May 26, 2010[1] to September 30, 2010
	2012[2]	2011[2]			2012[2]	2011[2]			2012[2]	2011[2]
Per Share Operating Performance
Net asset value, beginning of period	$11.13	$12.07	$ 10.00		$11.10	$12.05	$ 10.00		$11.00	$12.02	$ 10.00
Net investment income (loss)[3]	(0.00)[4]	(0.02)	(0.01)		(0.03)	(0.04)	0.00	[5]	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	(0.12)	(0.63)[6]	2.08	[6]	(0.12)	(0.62)[6]	2.05	[6]	(0.12)	(0.62)[6]	2.06	[6]
Net increase (decrease) from investment operations	(0.12)	(0.65)	2.07		(0.15)	(0.66)	2.05		(0.23)	(0.75)	2.02
Dividends and distributions from:
Net investment income	(0.02)	(0.13)	–		–	(0.13)	–		–	(0.11)	–
Tax return of capital	–	(0.04)	–		–	(0.04)	–		–	(0.04)	–
Net realized gain	–	(0.12)	–		–	(0.12)	–		–	(0.12)	–
Total dividends and distributions	(0.02)	(0.29)	–		–	(0.29)	–		–	(0.27)	–
Net asset value, end of Period	$10.99	$11.13	$ 12.07		$10.95	$11.10	$ 12.05		$10.77	$11.00	$ 12.02

Total Investment Return[7]
Based on net asset value	(1.11)%	(5.69)% [8]	20.70%	[8,9]	(1.35)%	(5.83)% [8]	20.50%	[8,9]	(2.09)%	(6.57)% [8]	20.20%	[8,9]

Ratios to Average Net Assets
Total expenses	2.35%	4.05%	5.79%	[10,11]	2.86%	4.45%	7.16%	[10,11]	3.56%	5.14%	7.37%	[10,11]
Total expenses after fees waived and reimbursed	1.24%	1.24%	1.24%	[11]	1.49%	1.49%	1.49%	[11]	2.27%	2.27%	2.27%	[11]
Net investment income (loss)	(0.03)%	(0.15)%	(0.39)%	[11]	(0.27)%	(0.36)%	0.07%	[11]	(1.05)%	(1.05)%	(1.15)%	[11]

Supplemental Data
Net assets, end of period (000)	$4,073	$4,432	$ 3,974		$4,361	$3,242	$ 572		$3,057	$2,726	$ 132
Portfolio turnover	23%	29%	1%		23%	29%	1%		23%	29%	1%
[1]	Commencement of operations.
[2]	Consolidated Financial Highlights.
[3]	Based on average shares outstanding.
[4]	Less than $(0.01) per share.
[5]	Less than $0.01 per share.
[6]	Includes redemption fees, which are less than $0.01 per share.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Aggregate total investment return.
[10]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94%, respectively.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	35

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock China Fund (“China Fund”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of World Gold include the accounts of BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), a wholly owned subsidiary of World Gold, which primarily invests in commodity-related instruments. The Subsidiary enables World Gold to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. World Gold may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to World Gold.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to

36	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Opera-

tions from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: China Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/ deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various

BLACKROCK FUNDS	SEPTEMBER 30, 2012	37

Notes to Financial Statements (continued)

rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statute of limitations on World Gold’s US federal tax returns remain open for the period ended September 30, 2010, and the years ended September 30, 2011 and September 30, 2012. The statute of limitations on China Fund’s US federal tax returns remain open for the period ended September 30, 2011 and the year ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

China has adopted certain revisions to its tax laws and regulations that may result in holdings of the China Fund located in China being subject to withholding taxes on dividends and other income which may include taxes on capital gains. During the year ended September 30, 2012, the China Fund invested in certain Chinese securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (“QFIIs”) through P-Notes. The China Fund gained access to the A-share market through various unaffiliated QFIIs. There is uncertainty under the current Chinese tax law whether or not capital gains realized on the China Fund’s investments in A-shares will be subject to tax. If such tax is imposed, the China Fund’s NAV and/or return could be adversely impacted.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of China Fund were expensed by China Fund and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2012

	Asset Derivatives
	Statements of Assets and Liabilities Location	All-Cap Energy & Resources	Energy & Resources
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$441	$6,288

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012

Net Realized Gain (Loss) From
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency transactions	$31,178	$(15)	$45,083	$(50)

Net Change in Unrealized Appreciation/Depreciation on

	All-Cap Energy & Resources	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency translations	$441	$6,101	$2,505

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2	1	1	1
Average number of contracts - US dollars sold	1	1	1	1
Average US dollar amounts purchased	$997,157	$47	$740,436	$18,899
Average US dollar amounts sold	$26,949	$10	$7,105	$12,394	[1]
[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel,

BLACKROCK FUNDS	SEPTEMBER 30, 2012	39

Notes to Financial Statements (continued)

facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund except China Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

For such services, China Fund paid the Manager a monthly fee at an annual rate of 1.00% of its average daily net assets from October 1, 2011 through May 31, 2012.

Effective June 1, 2012, China Fund pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2012, the amounts waived were as follows:

All-Cap Energy & Resources	$7,304
China Fund	$ 44
Energy & Resources	$3,502
World Gold	$ 109

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, World Gold pays the Manager based on World Gold’s net assets which include the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for World Gold. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by World Gold to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and

Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Service	$12,348	–	–	–
Investor A	441,537	$417	$1,607,590	$8,639
Investor B	180,813	–	133,940	–
Investor C	1,003,964	301	1,561,851	27,882
Total	$1,638,662	$718	$3,303,381	$36,521

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

All-Cap Energy & Resources	$747
Energy & Resources	$7,418

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in

40	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

the Statements of Operations:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 4,128	$ 39	$ 3,379	$303
Service	524	–	–	–
Investor A	13,291	62	37,864	953
Investor B	2,454	–	1,970	–
Investor C	3,035	27	6,985	557
Total	$23,432	$128	$50,198	$1,813

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$193,016	$ 276	$ 337,197	$2,920
Service	7,006	–	–	–
Investor A	357,389	572	1,276,800	10,788
Investor B	52,920	–	37,750	–
Investor C	179,718	232	291,362	7,560
Total	$790,049	$1,080	$1,943,109	$21,268

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

All-Cap Energy & Resources	$449,141
Energy & Resources	$732,639

For the year ended September 30, 2012, the following table shows the administration – class specific borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 95,721	$589	$ 76,555	$1,006
Service	1,237	–	–	–
Investor A	44,324	42	146,730	864
Investor B	4,533	–	3,356	–
Investor C	25,159	7	39,128	696
Total	$170,974	$638	$265,769	$2,566

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the fund’s business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
BlackRock	0.92%[1]	N/A	N/A	N/A
Institutional	0.96%	1.65%	1.07%	1.24%
Service	1.38%	N/A	1.38%[1]	N/A
Investor A	1.38%	1.90%	1.38%	1.49%
Investor B	2.10%	N/A	2.10%	N/A
Investor C	2.10%	2.65%	2.10%	2.27%
Class R	1.83%[1]	N/A	1.94%[1]	N/A

[1]	There were no shares outstanding as of September 30, 2012.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

These amounts are included in fees waived by Manager and shown as administration fees waived, administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2012, the Manager waived investment advisory fees and reimbursed expenses of $291,902 and $105,120 for China Fund and World Gold, respectively, which are included in fees waived by Manager and shown

BLACKROCK FUNDS	SEPTEMBER 30, 2012	41

Notes to Financial Statements (continued)

as administration fees waived and expenses reimbursed by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$13,628	$558	$ 628	$ 999
Service	20	–		–
Investor A	10,354	42	2,291	864
Investor B	4,277	–	3,090	–
Investor C	2,648	7	3,807	697
Total	$30,927	$607	$9,816	$2,560

Transfer Agent Fees Waived
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 231	$ 34	$ 116	$ 299
Investor A	2,874	62	875	953
Investor B	2,438	–	1,500	–
Investor C	–	27	156	557
Total	$5,543	$123	$2,647	$1,809

Transfer Agent Fees Reimbursed
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 779	$148	$ 2,522	$ 2,534
Investor A	3,543	489	12,038	9,745
Investor B	10,291	–	4,100	–
Investor C	60	201	1,893	6,149
Total	$14,673	$838	$20,553	$18,428

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

	All-Cap Energy & Resources	Energy & Resources
Institutional	–	$ 11,869
Service	$ 25	–
Investor A	6,500	81,875
Investor B	896	357
Investor C	–	12,110
Total	$7,421	$106,211

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2013	2014
All-Cap Energy & Resources	$1,561	$51,143
China Fund	$139,204	$293,470
Energy & Resources	–	$33,016
World Gold	$253,275	$127,929

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

All-Cap Energy & Resources	$13,463
World Gold	$61,160

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$17,105
China Fund	$691
Energy & Resources	$65,591
World Gold	$5,505

For the year ended September 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$ 5,135	$18,872	$11,156
China Fund	–	–	$ 60
Energy & Resources	$11,466	$14,937	$32,277
World Gold	$ 485	–	$ 1,893

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for

42	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2012, BIM received $95,879 in securities lending agent fees related to securities lending activities for the Funds.

During the year ended September 30, 2012, Energy & Resources received reimbursements of $7,869 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2012, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$128,279,539	$345,844,209
China Fund	$1,228,765	$952,070
Energy & Resources	$169,813,678	$437,366,638
World Gold	$2,877,174	$2,282,495

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, the reclassifications of distributions and non-deductible expenses were reclassified to the following accounts:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Paid-in capital	–	–	$ 43,575	–
Undistributed (accumulated) net investment income (loss)	$(113,783)	$ 54	$ 1,438,248	$ 36,736
Accumulated net realized loss	$ 113,783	$(54)	$(1,481,823)	$(36,736)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Ordinary income
9/30/12	–	$38,295	$11,572,448	$6,994
9/30/11	$4,994,998	–	$13,300,112	$147,405
Long-term capital gain
9/30/12	–	–	17,604,690	–
Tax return of capital
9/30/12	–		21,280,161	–
9/30/11	–	–	–	21,261
Total
9/30/12	–	$38,295	$50,457,299	$6,994
9/30/11	$4,994,998	–	$13,300,112	$168,666

As of September 30, 2012, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Undistributed ordinary income	$50,060	$40,481	–	$103,136
Capital loss carryforwards	(104,547,557)	(29,499)	–	(14,009)
Net unrealized gains (losses)[1]	83,003,539	(562,713)	$(22,374,074)	115,661
Qualified late-year losses[2]	(36,421,694)	(122,923)	(73,977,350)	(545,999)
Total	$(57,915,652)	$(674,654)	$(96,351,424)	$(341,211)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the timing and recognition of partnership income and the difference between the book and tax treatment of certain security lending transactions.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	China Fund	World Gold
2018	$101,763,569	–	–
No expiration date[3]	2,783,988	$29,499	$14,009
Total	$104,547,557	$29,499	$14,009

[3]	Must be utilized prior to losses subject to expiration.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes

BLACKROCK FUNDS	SEPTEMBER 30, 2012	43

Notes to Financial Statements (continued)

were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Tax cost	$449,821,971	$3,286,380	$925,905,969	$11,411,200
Gross unrealized appreciation	$158,099,115	$104,923	$253,270,322	$1,233,202
Gross unrealized depreciation	(75,096,119)	(667,684)	(275,648,351)	(1,117,508)
Net unrealized appreciation (depreciation)	$ 83,002,996	$(562,761)	$(22,378,029)	$115,694

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2012, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, China Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting the financial sector would have a greater impact on China Fund and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

China Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities.

As of September 30, 2012, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	68%	69%
Canada	17	21
Netherlands	5	5
Bermuda	4	–
France	3	–
Norway	2	–
China	1	–
United Kingdom	–	3
Australia	–	1
Monaco	–	1

44	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,021,802	$83,251,404	11,764,153	$196,149,612
Shares issued in reinvestment of dividends	–	–	236,670	3,753,576
Shares redeemed	(18,802,388)	(242,281,654)	(9,569,807)	(155,160,649)
Net increase (decrease)	(12,780,586)	$(159,030,250)	2,431,016	$44,742,539

Service
Shares sold	107,092	$1,381,337	233,545	$3,751,758
Shares issued in reinvestment of dividends	–	–	1,559	24,303
Shares redeemed	(221,743)	(2,873,058)	(144,086)	(2,329,320)
Net increase (decrease)	(114,651)	$(1,491,721)	91,018	$1,446,741

Investor A
Shares sold and automatic conversion of shares	1,973,148	$26,338,644	7,235,798	$116,893,102
Shares issued in reinvestment of dividends	–	–	68,620	1,070,479
Shares redeemed	(7,240,590)	(95,126,674)	(6,968,976)	(111,272,616)
Net increase (decrease)	(5,267,442)	$(68,788,030)	335,442	$6,690,965

Investor B
Shares sold	11,986	$162,367	51,499	$813,829
Shares redeemed and automatic conversion of shares	(456,318)	(5,851,269)	(484,707)	(7,428,635)
Net decrease	(444,332)	$(5,688,902)	(433,208)	$(6,614,806)

Investor C
Shares sold	489,037	$6,267,104	1,743,965	$27,386,669
Shares redeemed	(2,371,287)	(29,603,590)	(2,001,029)	(30,386,666)
Net decrease	(1,882,250)	$(23,336,486)	(257,064)	$(2,999,997)
Total Net Increase (Decrease)	(20,489,261)	$(258,335,389)	2,167,204	$43,265,442

			Period April 29, 2011[1] to September 30, 2011
China Fund			Shares	Amount
Institutional
Shares sold	7,111	$56,492	297,943	$2,978,100
Shares issued in reinvestment of dividends	59	425	–	–
Shares redeemed	(2,135)	(16,076)	(800)	(7,351)
Net increase	5,035	$40,841	297,143	$2,970,749

1 Commencement of operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	45

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Period April 29, 2011[1] to September 30, 2011
China (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	49,821	$396,058	7,911	$69,004
Shares issued in reinvestment of dividends	89	642	–	–
Shares redeemed	(10,947)	(87,891)	(575)	(3,963)
Net increase	38,963	$308,809	7,336	$65,041

Investor C
Shares sold	2,158	$ 16,980	2,727	$ 25,361
Shares issued in reinvestment of dividends	23	163	–	–
Shares redeemed	(1,274)	(10,199)	–	–
Net increase	907	$ 6,944	2,727	$ 25,361
Total Net Increase	44,905	$356,594	307,206	$3,061,151

[1] Commencement of operations.

			Year Ended September 30, 2011
Energy & Resources			Shares	Amount
Institutional
Shares sold	3,727,042	$ 130,938,030	7,170,242	$ 330,432,080
Shares issued in reinvestment of dividends and distributions	310,297	11,564,803	84,123	3,587,025
Shares redeemed	(6,948,143)	(230,519,659)	(5,422,553)	(234,438,204)
Net increase (decrease)	(2,910,804)	$ (88,016,826)	1,831,812	$ 99,580,901

Investor A
Shares sold and automatic conversion of shares	4,955,288	$ 153,944,975	12,876,717	$ 509,593,830
Shares issued in reinvestment of dividends and distributions	850,674	27,672,619	197,658	7,392,389
Shares redeemed	(9,761,088)	(299,587,019)	(11,335,505)	(436,454,466)
Net increase (decrease)	(3,955,126)	$(117,969,425)	1,738,870	$ 80,531,753

Investor B
Shares sold	7,431	$ 174,873	26,094	$ 771,312
Shares issued in reinvestment of dividends and distributions	32,306	778,304	3,677	103,069
Shares redeemed and automatic conversion of shares	(471,455)	(10,887,816)	(354,576)	(10,074,825)
Net decrease	(431,718)	$ (9,934,639)	(324,805)	$ (9,200,444)

Investor C
Shares sold	987,159	$ 22,563,689	2,552,890	$ 75,921,530
Shares issued in reinvestment of dividends and distributions	325,305	7,768,854	43,559	1,214,416
Shares redeemed	(2,068,360)	(46,074,198)	(1,727,294)	(49,053,631)
Net increase (decrease)	(755,896)	$ (15,741,655)	869,155	$ 28,082,315
Total Net Increase (Decrease)	(8,053,544)	$(231,662,545)	4,115,032	$198,994,525

46	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
World Gold	Shares	Amount	Shares	Amount
Institutional
Shares sold	71,385	$ 766,827	181,768	$ 2,270,406
Shares issued in reinvestment of dividends and distributions	159	1,794	1,892	24,354
Shares redeemed	(99,325)	(1,028,979)	(114,738)	(1,416,911)
Net increase (decrease)	(27,781)	$ (260,358)	68,922	$ 877,849

Investor A
Shares sold	289,517	$ 3,002,707	470,161	$ 5,767,358
Shares issued in reinvestment of dividends and distributions	–	–	2,868	36,880
Shares redeemed	(183,509)	(1,968,590)	(228,392)	(2,864,351)
Net increase	106,008	$ 1,034,117	244,637	$ 2,939,887

Investor C
Shares sold	141,587	$ 1,492,993	274,614	$ 3,410,785
Shares issued in reinvestment of dividends and distributions	–	–	964	12,364
Shares redeemed	(105,463)	(1,157,366)	(38,767)	(459,890)
Net increase	36,124	$ 335,627	236,811	$ 2,963,259
Total Net Increase	114,351	$ 1,109,386	550,370	$ 6,780,995

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

At September 30, 2012, 296,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of China Fund were owned by affiliates.

At September 30, 2012, 296,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of World Gold were owned by affiliates.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio, BlackRock China Fund and BlackRock World Gold Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio and BlackRock China Fund, as of September 30, 2012, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock World Gold Fund (collectively with the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio and BlackRock China Fund, the “Funds”), each a series of BlackRock Funds, as of September 30, 2012, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the financial highlights for the period April 29, 2011 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-

ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2012:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]	Qualified Short-Term Gains for Non-US Residents[4]
BlackRock China Fund	12/20/11	76.92%[2]	–	99.30%[2]	$0.014529	–
BlackRock Energy & Resources Portfolio	12/13/11	5.72%	4.30%	–	–	$0.275956
BlackRock World Gold Fund	12/13/11	100.00%	48.68%	–	–	–

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Energy & Resources Portfolio distributed long-term capital gains of $0.462352 per share to shareholders of record on December 9, 2011.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock China Fund (“China Fund”), BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”) and BlackRock World Gold Fund (“World Gold Fund,” each a “Fund,” and together with All-Cap Energy & Resources Portfolio, China Fund and Energy & Resources Portfolio, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to World Gold Fund. The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were:

(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with respect to All-Cap Energy & Resources Portfolio and Energy and Resources Portfolio, a customized peer group selected by BlackRock

BLACKROCK FUNDS	SEPTEMBER 30, 2012	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category

50	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that, in general, each of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio performed better than its Peers in that each Fund’s performance was at or above the median of its Customized Lipper Peer Group in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Board and BlackRock reviewed and discussed the reasons for each Fund’s underperformance during the one-year period and will monitor closely each Fund’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of each Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the investment performance of each Fund as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Fund’s relative performance.

The Board noted that, in general, China Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in the since-inception period reported.

The Board noted that World Gold Fund performed below the median of its Lipper Performance Universe in the one-year period but at or above the median in the since-inception period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor closely the Fund’ performance in the coming year.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the

Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of China Fund and World Gold Fund was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that Energy & Resources Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Fund’s Peers.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that All-Cap Energy & Resources Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursement or fee waivers.

The Board also noted that each Fund has an advisory fee arrangement (in the case of China Fund, effective June 1, 2012) that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that with respect to each of the Funds, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to World Gold Fund, each for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 102 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 102 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 102 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2012	53

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 102 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 102 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	55

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Sub-Advisor –World Gold Fund BlackRock International Limited Edinburgh, Scotland EH3 8JB

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

    † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Allcap-9 / 12-AR

September 30, 2012

Annual Report

BlackRock FundsSM

„ BlackRock Flexible Equity Fund

„ BlackRock Mid-Cap Growth Equity Portfolio

„ BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive - stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity - new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

On July 31, 2012, the Fund changed its investment objective from “long-term capital appreciation” (the “mid-cap value equity strategy”) to “to achieve long-term total return” (the “flexible equity strategy”) and changed the name of the Fund from “BlackRock Mid-Cap Value Equity Portfolio” to “BlackRock Flexible Equity Fund”. In addition, the Fund changed its performance benchmark from the Russell Midcap® Value Index to the S&P 500® Index. The benchmark change reflects the Fund’s new investment guidelines.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2012, the Fund generated a positive double-digit return. For the first ten months of the period through July 31, 2012, under the mid-cap value equity strategy, the Fund underperformed the Russell Midcap® Value Index. For the two months following the change to the flexible equity strategy, the Fund outperformed the S&P 500® Index. The following discussion of relative performance regarding the mid-cap value equity strategy pertains to the Russell Midcap® Value Index, while the discussion of relative performance regarding the flexible equity strategy pertains to the S&P 500® Index.

What factors influenced performance?

•

For the first ten months of the period through July 31, 2012, under the mid-cap value strategy, the Fund benefited from stock selection in several sectors. The Fund’s sole holding in telecommunication services (“telecom”), CenturyLink, Inc., was a stand-out performer for the sector. In information technology (“IT”), holdings in computers & peripherals and communications equipment delivered strong performance, overshadowing weakness among the Fund’s software holdings. The largest individual contributor in IT was disk drive maker Seagate Technology Plc, which surged nearly 200% over the ten months. Driving positive results in the consumer discretionary sector were the Fund’s investments in hotels, restaurants & leisure, including hotel and resort operator Ryman Hospitality Properties, Inc., and auto components, where auto parts manufacturer Dana Holding Corp. was a notable contributor. Detracting from performance relative to the Russell Midcap® Value Index were the Fund’s sector overweights in telecom, health care and IT, and underweight in energy. Stock selection in financials hurt relative performance as the Fund’s thrifts & mortgage finance holdings, including People’s United Financial, Inc. and Capitol Federal Financial, Inc., appreciated but lagged the sharp rise in the broader sector. An underweight to real estate investment trusts (“REITs”) also hindered returns. In the industrials sector, a large position in Towers Watson & Co. caused a drag on relative returns, as did holdings in Timken Co. and Jacobs Engineering Group, Inc.

•

For the two months following the strategy change through the end of the reporting period, under the flexible equity strategy, stock selection had a positive impact on performance. Notable individual contributors included energy company Phillips 66 and in IT, Google, Inc. Also boosting returns was the Fund’s exposure to gold, both outright and through shares of mining companies, particularly Agnico-Eagle Mines Ltd. and Osisko Mining Corp. Relative to the S&P 500® Index, the Fund’s allocation to cash created a slight drag on returns as equity markets generally advanced over the two-month period. Equity holdings that notably detracted from performance included telecom company Vodafone Group Plc, REIT name Annaly Capital Management, Inc. and Timken Co.

Describe recent portfolio activity.

•

As discussed above, the Fund changed its name, strategy and benchmark during the reporting period. Following the strategy transition, the Fund added exposure to the health care sector by building positions in UnitedHealth Group, Inc. and HCA Holdings, Inc., while trimming investments in pharmaceuticals. The Fund also initiated a position in Japan Airlines Co. Ltd. to take advantage of the company’s restructuring efforts, and increased exposure to gold.

Describe portfolio positioning at period end.

•

The Fund was fully transitioned to the flexible equity strategy by the end of the period. The Fund’s positioning at period end reflected a conservative stance in light of macroeconomic risks stemming from the US presidential election alongside the fiscal cliff (i.e., the expiration of tax cuts coupled with automatic spending cuts at the turn of the year), the ongoing debt crisis in Europe and slowing growth in emerging markets. The Fund holds companies that are currently trading at a discount to their deemed intrinsic value and offer a compelling risk/ return profile. The Fund also maintained exposure to gold for the purpose of dampening volatility and diversifying returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Google, Inc., Class A	7%
Phillips 66	6
SPDR Gold Trust	6
Annaly Capital Management, Inc.	5
Osisko Mining Corp.	5
Berkshire Hathaway, Inc., Class B	5
Suncor Energy, Inc.	5
Vodafone Group Plc - ADR	5
CF Industries Holdings, Inc.	5
Apple, Inc.	4

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Energy	17
Consumer Discretionary	13
Materials	13
Health Care	12
Investment Companies	10
Financials	10
Telecommunication Services	5
Industrials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund primarily invests in securities issued by North American companies.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. The Fund now uses this index as its benchmark rather than the Russell Midcap® Value Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

[4]

An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.21%	28.90%	N/A	0.68%	N/A	10.25%	N/A
Service	1.07	28.58	N/A	0.39	N/A	9.93	N/A
Investor A	1.00	28.54	21.75%	0.38	(0.70)%	9.92	9.33%
Investor B	0.64	27.62	23.12	(0.38)	(0.73)	9.29	9.29
Investor C	0.65	27.60	26.60	(0.39)	(0.39)	9.12	9.12
Class R	0.89	28.13	N/A	0.31	N/A	9.98	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	8.01	N/A
Russell Midcap® Value Index	2.35	29.28	N/A	1.73	N/A	10.96	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.10	$4.88	$1,000.00	$1,020.15	$4.90	0.97%
Service	$1,000.00	$1,010.70	$6.48	$1,000.00	$1,018.55	$6.51	1.29%
Investor A	$1,000.00	$1,010.00	$6.48	$1,000.00	$1,018.55	$6.51	1.29%
Investor B	$1,000.00	$1,006.40	$10.33	$1,000.00	$1,014.70	$10.38	2.06%
Investor C	$1,000.00	$1,006.50	$10.33	$1,000.00	$1,014.70	$10.38	2.06%
Class R	$1,000.00	$1,008.90	$8.29	$1,000.00	$1,016.75	$8.32	1.65%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund generated positive double-digit returns, but underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•

Stock selection within the health care and materials sectors was the most significant contributor to absolute returns for the 12-month period. Holdings within pharmaceuticals performed notably well. ViroPharma, Inc. did particularly well given the strong growth profile of its product offerings. Jazz Pharmaceuticals Plc continued to perform strongly given the continued demand for the company’s narcolepsy drug. Within materials, chemicals provider Ashland, Inc. jumped more than 60% on strong overall financial results during the period. Other notable contributors within the sector included Rockwood Holdings, Inc. and LyondellBasell Industries NV.

•

Weak stock selection within the information technology (“IT”), consumer discretionary and energy sectors held back the Fund’s performance. Within IT, software holdings were the most notable detractors. In particular, Check Point Software Technologies Ltd. finished down close to 6% on disappointing financial results. Additionally, holdings TiVo, Inc. and NetApp, Inc. underperformed both the overall broad market and the industry’s returns during the 12-month period. Within consumer discretionary, specialty retail names disappointed. Express, Inc. was the largest detractor within the space as the stock finished down more than 18% on lower-than-expected sales and profitability. Video gaming retailer GameStop Corp.’s stock also slid down a little more than 6%. The Fund’s energy holdings also relatively underperformed, notably drilling service companies. The Fund’s holding in Superior Energy Services, Inc. sunk more than 16% on disappointing profitability and demand for its equipment and services offerings.

Describe recent portfolio activity.

•	The Fund increased its overall weighting in the consumer staples sector during the 12-month period, while it reduced its overall weighting in energy.

Describe portfolio positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell Midcap® Growth Index was in the health care sector, while its most substantial underweight was in industrials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the mid-cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Hologic, Inc.	2%
ViroPharma, Inc.	2
Intuit, Inc.	2
Jazz Pharmaceuticals Plc	2
Dollar General Corp.	2
Teradata Corp.	2
Boston Scientific Corp.	2
Whole Foods Market, Inc.	2
Cubist Pharmaceuticals, Inc.	2
Analog Devices, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	22%
Consumer Discretionary	22
Health Care	21
Industrials	9
Financials	8
Materials	7
Consumer Staples	6
Energy	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.23)%	22.34%	N/A	0.12%	N/A	8.54%	N/A
Service	(4.49)	21.74	N/A	(0.23)	N/A	8.18	N/A
Investor A	(4.40)	21.97	15.59%	(0.27)	(1.35)%	8.07	7.49%
Investor B	(4.70)	21.06	16.56	(1.05)	(1.44)	7.42	7.42
Investor C	(4.78)	20.92	19.92	(1.03)	(1.03)	7.26	7.26
Class R	(4.50)	21.62	N/A	(0.37)	N/A	7.98	N/A
Russell Midcap® Growth Index	(0.56)	26.69	N/A	2.54	N/A	11.11	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$957.70	$5.04	$1,000.00	$1,019.85	$5.20	1.03%
Service	$1,000.00	$955.10	$7.72	$1,000.00	$1,017.10	$7.97	1.58%
Investor A	$1,000.00	$956.00	$6.80	$1,000.00	$1,018.05	$7.01	1.39%
Investor B	$1,000.00	$953.00	$10.55	$1,000.00	$1,014.20	$10.88	2.16%
Investor C	$1,000.00	$952.20	$10.54	$1,000.00	$1,014.20	$10.88	2.16%
Class R	$1,000.00	$955.00	$8.06	$1,000.00	$1,016.75	$8.32	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

Positive stock selection within the health care and consumer staples sectors led to the relative outperformance during the 12-month period. Stock selection within health care was the most notable contributor to relative returns, as the total return of the sector within the portfolio was more than 80% for the period. The Fund’s holdings in biotechnology and pharmaceuticals led the upside in performance. Biotechnology company Inhibitex, Inc. was acquired at a significant premium by Bristol-Myers Squibb Co., resulting in triple digit returns and was later sold off during the period. High-conviction pharmaceutical holding ViroPharma, Inc. also significantly outperformed given the strong growth profile of its product offerings. Additionally, Jazz Pharmaceuticals Plc continued to outperform given the continued demand for the company’s narcolepsy drug. Within consumer staples, organic food company, The Hain Celestial Group, Inc., rose more than 40% on strong financial results and food products holding, Annie’s, Inc., slightly outperformed the broader sector.

•	Stock selection within the consumer discretionary, financials and materials sectors was the largest overall detractor from relative returns.

Despite positive fundamentals, retail coffee holding Caribou Coffee Co., Inc. underperformed the overall market, rising just more than 16% during the period. Holdings within specialty retail also held back returns, finishing up approximately 44% compared to the approximately 49% return of retail stocks within the benchmark index. Within financials, higher-conviction holding DFC Global Corp. fell approximately 20%. In materials, holdings underperformed on a relative basis, with a return of approximately 8%.

Describe recent portfolio activity.

•	The Fund increased its overall weighting in the health care sector during the 12-month period, while it reduced its overall weighting in consumer discretionary.

Describe portfolio positioning at period end.

•

At period end, the Fund’s largest overweight relative to the Russell 2000® Growth Index was in the health care sector, while its most substantial underweight was in consumer discretionary. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the small-cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	4%
ViroPharma, Inc.	4
ExlService Holdings, Inc.	4
Jazz Pharmaceuticals Plc	3
Warner Chilcott Plc, Class A	3
Hologic, Inc.	3
Epocrates, Inc.	2
Gentium SpA - ADR	2
Cbeyond, Inc.	2
Allscripts Healthcare Solutions, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Health Care	29%
Information Technology	27
Industrials	14
Consumer Discretionary	10
Energy	7
Materials	4
Consumer Staples	4
Telecommunication Services	3
Financials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets in the equity securities issued by US small capitalization companies (market capitalizations between approximately $76.4 million and $3.1 billion as of June 30, 2011), which Fund management believes offer superior prospects for growth.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.66)%	36.16%	N/A	2.90%	N/A	11.76%	N/A
Service	(1.81)	35.72	N/A	2.62	N/A	11.48	N/A
Investor A	(1.83)	35.73	28.64%	2.50	1.39%	11.35	10.75%
Investor B	(2.33)	34.46	29.96	1.59	1.21	10.61	10.61
Investor C	(2.24)	34.63	33.63	1.59	1.59	10.42	10.42
Russell 2000® Growth Index	0.71	31.18	N/A	2.96	N/A	10.55	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$983.40	$ 4.07	$1,000.00	$1,020.90	$ 4.14	0.82%
Service	$1,000.00	$981.90	$ 5.70	$1,000.00	$1,019.25	$ 5.81	1.15%
Investor A	$1,000.00	$981.70	$ 5.90	$1,000.00	$1,019.05	$ 6.01	1.19%
Investor B	$1,000.00	$976.70	$10.62	$1,000.00	$1,014.25	$10.83	2.15%
Investor C	$1,000.00	$977.60	$ 9.99	$1,000.00	$1,014.90	$10.18	2.02%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	9

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares are subject to a maximum initial sales charge (frontend load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, the performance results of Class R Shares of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, the performance results of BlackRock Flexible Equity Fund Class R shares are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Flexible Equity Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Flexible Equity Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	11

Consolidated Schedule of Investments September 30, 2012	BlackRock Flexible Equity Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Airlines – 1.0%
Japan Airlines Co. Ltd. (a)	198,100	$9,265,313

Automobiles – 3.2%
Bayerische Motoren Werke AG	391,500	28,708,558

Capital Markets – 0.0%
Freedom Pay, Inc. (a)	43,051	–

Chemicals – 4.5%
CF Industries Holdings, Inc.	180,500	40,114,320

Communications Equipment – 0.7%
QUALCOMM, Inc.	106,200	6,636,438

Computers & Peripherals – 4.5%
Apple, Inc.	56,300	37,566,738
Fusion-io, Inc. (a)	84,800	2,566,896

		40,133,634

Health Care Equipment & Supplies – 0.8%
Baxter International, Inc.	113,600	6,845,536

Health Care Providers & Services – 7.9%
Express Scripts Holding Co. (a)	393,800	24,679,446
HCA Holdings, Inc.	448,900	14,925,925
UnitedHealth Group, Inc.	555,300	30,769,173

		70,374,544

Insurance – 4.7%
Berkshire Hathaway, Inc., Class B (a)	479,000	42,247,800

Internet Software & Services – 6.9%
Active Network, Inc. (a)	37,400	468,622
Google, Inc., Class A (a)	80,600	60,812,700

		61,281,322

IT Services – 6.3%
International Business Machines Corp.	115,300	23,918,985
Visa, Inc., Class A	242,600	32,576,328

		56,495,313

Media – 7.6%
Comcast Corp., Class A	844,900	30,222,073
DIRECTV (a)	321,800	16,881,628
Liberty Global, Inc., Class A (a)	342,200	20,788,650

		67,892,351

Metals & Mining – 7.9%
Agnico-Eagle Mines Ltd.	511,800	26,552,184
Osisko Mining Corp. (a)	4,344,900	43,046,817
Romarco Minerals, Inc. (a)	659,400	717,687

		70,316,688

Oil, Gas & Consumable Fuels – 16.6%
EQT Corp.	157,570	9,296,630
HollyFrontier Corp. (b)	714,000	29,466,780
Occidental Petroleum Corp.	203,300	17,495,998
Phillips 66 (b)	1,101,600	51,081,192
Suncor Energy, Inc.	1,238,100	40,671,585

		148,012,185

Common Stocks	Shares	Value

Pharmaceuticals – 3.0%
Abbott Laboratories	91,000	$6,238,960
Merck & Co., Inc.	227,600	10,264,760
Pfizer, Inc.	417,500	10,374,875

		26,878,595

Real Estate Investment Trusts (REITs) – 4.9%
Annaly Capital Management, Inc.	2,612,700	43,997,868

Semiconductors & Semiconductor Equipment – 0.2%
Mellanox Technologies Ltd. (a)	15,000	1,522,950

Specialty Retail – 2.4%
Bed Bath & Beyond, Inc. (a)(b)	340,100	21,426,300

Wireless Telecommunication Services – 4.5%
Vodafone Group Plc - ADR	1,415,900	40,346,071

Total Common Stocks – 87.6%		782,495,786

Investment Companies

iShares Gold Trust (a)(c)	1,589,200	27,445,484
SPDR Gold Trust (a)	283,200	48,716,064
Sprott Physical Gold Trust (a)	960,500	14,599,600

Total Investment Companies – 10.2%		90,761,148

Total Long-Term Investments
(Cost – $810,100,032) – 97.8%		873,256,934

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	24,089,179	24,089,179

Total Short-Term Securities
(Cost – $24,089,179) – 2.7%		24,089,179

Options Purchased	Contracts

Exchange-Traded Put Options – 0.0%
Consumer Staples Select Sector SPDR Fund, Strike Price USD 35, Expires 12/22/12	7,575	412,837

Total Options Purchased
(Cost – $728,928) – 0.0%		412,837

Total Investments Before Options Written
(Cost – $834,918,139) – 100.5%		897,758,950

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	SPDR	Standard & Poor’s Depositary Receipts
CAD	Canadian Dollar	USD	US Dollar
EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options – (0.0)%
Bed Bath & Beyond, Inc., Strike Price USD 65,
Expires 11/17/12	1,000	$(137,500)
Bed Bath & Beyond, Inc., Strike Price USD
67.50, Expires 10/20/12	1,120	(19,040)
HollyFrontier Corp., Strike Price USD 43,
Expires 10/20/12	1,500	(82,500)
Phillips 66, Strike Price USD 48, Expires
11/17/12	1,000	(135,000)

Total Options Written
(Premiums Received – $595,443) – (0.0)%		(374,040)

Value

Total Investments Net of Options Written – 100.5%	$897,384,910
Liabilities in Excess of Other Assets – (0.5)%	(4,264,822)

Net Assets – 100.0%	$893,120,088

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares Purchased		Beneficial Interest Sold	Shares Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	13,687,713	10,401,466	[1]	–	24,089,179	$24,089,179	$24,539	$180
BlackRock Liquidity Series, LLC Money Market Series	$73,910,690	–		$(73,910,690)[2]	–	–	$99,728	–
iShares Gold Trust	–	1,589,200		–	1,589,200	$27,445,484	–	–

[1]	Represents net shares purchased.
[2]	Represents net beneficial interest sold.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depre- ciation)
CAD 113,000	USD 115,361	Citigroup, Inc.	10/02/12	$(429)
JPY 714,279,000	USD 9,203,500	Citigroup, Inc.	10/03/12	(50,770)
USD 28,421,398	EUR 22,600,000	Citigroup, Inc.	10/17/12	(626,399)
USD 9,204,425	JPY 714,279,000	Citigroup, Inc.	10/17/12	50,221

Total				$(627,377)

• Financial futures contracts sold as of September 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
124	E-Mini Russell 2000® Futures	Intercon- tinental Ex change	December 2012	$10,346,560	$242,022
290	E-Mini S&P 500® Futures	Chicago Mercantile	December 2012	$20,795,900	273,934

Total					$515,956

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	13

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$753,787,228	$28,708,558	–	$782,495,786
Investment Companies	90,761,148	–	–	90,761,148
Short-Term Securities	24,089,179	–	–	24,089,179
Total	$868,637,555	$28,708,558	–	$897,346,113

[1]	See above Schedule of Investments for values in each industry excluding Level 2, Automobiles, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$928,793	–	–	$928,793
Foreign currency exchange contracts	–	$50,221	–	50,221
Liabilities:
Equity contracts	(374,040)	–	–	(374,040)
Foreign currency exchange contracts	(51,199)	(626,399)	–	(677,598)

Total	$503,554	$(576,178)	–	$(72,624)

[2]

Derivative financial instruments are financial futures contracts, foreign currency exchange contracts and options. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$524,115	–	–	$524,115
Cash pledged as collateral for options written	2,111,000	–	–	2,111,000
Foreign currency at value	130	–	–	130
Total	$2,635,245	–	–	$2,635,245

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Mid-Cap Growth Equity Portfolio

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.4%
BE Aerospace, Inc. (a)	73,000	$3,073,300
TransDigm Group, Inc. (a)	27,800	3,943,986

		7,017,286

Airlines – 0.6%
United Continental Holdings, Inc. (a)	87,600	1,708,200

Automobiles – 1.0%
Harley-Davidson, Inc.	68,300	2,893,871

Biotechnology – 2.6%
Alkermes Plc (a)	75,200	1,560,400
BioMarin Pharmaceutical, Inc. (a)(b)	21,100	849,697
Cubist Pharmaceuticals, Inc. (a)(b)(c)	107,940	5,146,579

		7,556,676

Capital Markets – 2.1%
Affiliated Managers Group, Inc. (a)(b)	25,700	3,161,100
T. Rowe Price Group, Inc.	46,000	2,911,800

		6,072,900

Chemicals – 5.2%
Ashland, Inc.	62,400	4,467,840
CF Industries Holdings, Inc.	15,000	3,333,600
Ecolab, Inc.	33,600	2,177,616
LyondellBasell Industries NV, Class A	39,100	2,019,906
PPG Industries, Inc.	25,300	2,905,452

		14,904,414

Commercial Banks – 2.0%
First Republic Bank	119,900	4,131,754
SVB Financial Group (a)	26,100	1,578,006

		5,709,760

Communications Equipment – 1.3%
Ciena Corp. (a)(b)	161,500	2,196,400
F5 Networks, Inc. (a)(b)	14,700	1,539,090

		3,735,490

Computers & Peripherals – 0.7%
NetApp, Inc. (a)	62,800	2,064,864

Construction & Engineering – 0.7%
Quanta Services, Inc. (a)	86,700	2,141,490

Diversified Financial Services – 1.6%
IntercontinentalExchange, Inc. (a)	35,400	4,722,714

Electrical Equipment – 1.5%
AMETEK, Inc.	119,475	4,235,389

Energy Equipment & Services – 0.5%
Oceaneering International, Inc.	26,600	1,469,650

Food & Staples Retailing – 1.8%
Whole Foods Market, Inc.	53,100	5,171,940

Food Products – 3.6%
Flowers Foods, Inc.	35,098	708,278
Green Mountain Coffee Roasters, Inc. (a)	89,600	2,128,000
The Hain Celestial Group, Inc. (a)	54,800	3,452,400
The Hershey Co.	57,000	4,040,730

		10,329,408

Health Care Equipment & Supplies – 4.3%
Boston Scientific Corp. (a)	912,800	5,239,472
Haemonetics Corp. (a)(b)	10,000	802,000

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Hologic, Inc. (a)	318,000	$6,436,320

		12,477,792

Health Care Providers & Services – 2.6%
AmerisourceBergen Corp.	76,700	2,969,057
Catamaran Corp. (a)	30,100	2,948,897
Humana, Inc.	23,500	1,648,525

		7,566,479

Health Care Technology – 1.0%
Allscripts Healthcare Solutions, Inc. (a)	223,000	2,771,890

Hotels, Restaurants & Leisure – 3.9%
Bloomin’ Brands, Inc. (a)	74,800	1,230,460
Brinker International, Inc.	105,800	3,734,740
Manchester United Plc (a)	53,200	677,236
Starwood Hotels & Resorts Worldwide, Inc.	56,000	3,245,760
Wynn Resorts Ltd.	21,100	2,435,784

		11,323,980

Household Products – 1.0%
Church & Dwight Co., Inc.	53,000	2,861,470

Internet Software & Services – 1.2%
Rackspace Hosting, Inc. (a)(b)	54,000	3,568,860

IT Services – 7.5%
Alliance Data Systems Corp. (a)(b)	34,900	4,954,055
Gartner, Inc. (a)(b)	87,200	4,019,048
Genpact Ltd.	173,400	2,892,312
MAXIMUS, Inc.	73,373	4,381,835
Teradata Corp. (a)	71,000	5,354,110

		21,601,360

Machinery – 1.0%
CNH Global NV (a)	72,500	2,810,825

Media – 3.0%
AMC Networks, Inc., Class A (a)(b)	49,600	2,158,592
CBS Corp., Class B	117,400	4,265,142
The McGraw-Hill Cos., Inc.	39,600	2,161,764

		8,585,498

Metals & Mining – 0.9%
Globe Specialty Metals, Inc.	176,400	2,684,808

Multiline Retail – 3.7%
Dollar General Corp. (a)(b)	108,300	5,581,782
Dollar Tree, Inc. (a)	14,900	719,297
Macy’s, Inc.	117,000	4,401,540

		10,702,619

Oil, Gas & Consumable Fuels – 4.0%
Cabot Oil & Gas Corp.	69,000	3,098,100
Plains Exploration & Production Co. (a)	116,700	4,372,749
Range Resources Corp.	39,700	2,773,839
SandRidge Energy, Inc. (a)(b)	201,400	1,403,758

		11,648,446

Paper & Forest Products – 1.3%
International Paper Co.	104,100	3,780,912

Pharmaceuticals – 9.8%
Elan Corp. Plc - ADR (a)	400,085	4,288,911
Endo Health Solutions, Inc. (a)	127,300	4,037,956

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	15

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Jazz Pharmaceuticals Plc (a)	101,761	$5,801,395
Teva Pharmaceutical Industries Ltd. - ADR	93,200	3,859,412
ViroPharma, Inc. (a)(c)	195,771	5,916,200
Warner Chilcott Plc, Class A	322,600	4,355,100

		28,258,974

Professional Services – 2.8%
IHS, Inc., Class A (a)(b)	44,500	4,332,075
Robert Half International, Inc.	136,400	3,632,332

		7,964,407

Real Estate Investment Trusts (REITs) –1.9%
American Campus Communities, Inc.	63,500	2,786,380
DuPont Fabros Technology, Inc. (b)	109,700	2,769,925

		5,556,305

Semiconductors & Semiconductor Equipment – 4.6%
Analog Devices, Inc.	130,800	5,126,052
Avago Technologies Ltd.	112,000	3,904,880
Broadcom Corp., Class A (a)	126,100	4,360,538

		13,391,470

Software – 6.2%
Citrix Systems, Inc. (a)	26,800	2,052,076
Intuit, Inc.	99,200	5,840,896
QLIK Technologies, Inc. (a)(b)	94,400	2,115,504
Sourcefire, Inc. (a)(b)	60,500	2,966,315
TiVo, Inc. (a)	456,100	4,757,123

		17,731,914

Specialty Retail – 6.1%
Dick’s Sporting Goods, Inc.	68,700	3,562,095
GameStop Corp., Class A	137,466	2,886,786
The Gap, Inc.	61,000	2,182,580
Limited Brands, Inc.	84,100	4,142,766
TJX Cos., Inc.	106,200	4,756,698

		17,530,925

Textiles, Apparel & Luxury Goods – 3.6%
Fossil, Inc. (a)	25,200	2,134,440
Michael Kors Holdings Ltd. (a)	54,600	2,903,628
PVH Corp.	15,700	1,471,404
Wolverine World Wide, Inc.	89,921	3,989,795

		10,499,267

Total Common Stocks – 98.0%		283,052,253

Investment Companies (d) – 0.6%	Shares	Value

iShares Cohen & Steers Realty Majors Index Fund	21,100	$1,642,635

Warrants (e)

Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	81,252	–

Total Long-Term Investments (Cost – $243,584,050) – 98.6%		284,694,888

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(f)	1,508,065	1,508,065

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (d)(f)(g)	$34,117	34,116,584

Total Short-Term Securities (Cost – $35,624,649) – 12.3%		35,624,649

Total Investments Before Options Written (Cost – $279,208,699) – 110.9%		320,319,537

Options Written	Contracts

Exchange-Traded Call Options – (0.0)%
Cubist Pharmaceuticals, Inc., Strike Price USD 43, Expires 11/17/12	140	(75,600)
ViroPharma, Inc., Strike Price USD 30, Expires 10/20/12	185	(24,050)

Total Options Written (Premiums Received – $42,265) – (0.0)%		(99,650)

Total Investments Net of Options Written – 110.9%		320,219,887
Liabilities in Excess of Other Assets – (10.9)%		(31,520,620)

Net Assets – 100.0%		$288,699,267

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,900,843	–		8,392,778	[1]	1,508,065	$1,508,065	$5,750
BlackRock Liquidity Series, LLC Money Market Series	$24,618,918	$9,497,666	[2]	–		$34,116,584	$34,116,584	$111,442
iShares Cohen & Steers Realty Majors Index Fund	–	21,100		–		21,100	$1,642,635	$23,530

[1]	Represents net shares sold.
[2]	Represents net beneficial interest purchased.
(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access.

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$283,052,253	–	–	$283,052,253
Investment Companies	1,642,635	–	–	1,642,635
Short-Term Securities	1,508,065	$34,116,584	–	35,624,649

Total	$286,202,953	$34,116,584	–	$320,319,537

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(99,650)	–	–	$(99,650)

[2]	Derivative financial instruments are options written which are shown at value.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, collateral on securities loaned at value of $ 34,116,584 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 3.0%
BE Aerospace, Inc. (a)	174,636	$7,352,176
Orbital Sciences Corp. (a)	1,293,585	18,834,598
TransDigm Group, Inc. (a)	107,900	15,307,773

		41,494,547

Airlines – 0.8%
Alaska Air Group, Inc. (a)	35,960	1,260,758
US Airways Group, Inc. (a)	972,900	10,176,534

		11,437,292

Auto Components – 1.0%
Cooper Tire & Rubber Co.	69,659	1,336,060
Dana Holding Corp.	1,003,852	12,347,380

		13,683,440

Biotechnology – 6.5%
Acorda Therapeutics, Inc. (a)	432,510	11,076,581
Alkermes Plc (a)	546,900	11,348,175
BioMarin Pharmaceutical, Inc. (a)(b)	68,500	2,758,495
BioSpecifics Technologies Corp. (a)(c)	763,967	14,836,239
Cubist Pharmaceuticals, Inc. (a)(d)	218,996	10,441,729
Gentium SpA - ADR (a)(c)	3,168,551	31,463,711
Sunesis Pharmaceuticals, Inc. (a)	853,511	4,822,337
Threshold Pharmaceuticals, Inc. (a)	474,445	3,434,982

		90,182,249

Building Products – 1.0%
Trex Co., Inc. (a)(b)	413,794	14,118,651

Chemicals – 0.7%
Georgia Gulf Corp.	280,400	10,156,088

Commercial Banks – 0.6%
Capital Bank Financial Corp. (a)	211,800	3,812,400
National Bank Holdings Corp., Class A (a)	254,500	4,952,570

		8,764,970

Commercial Services & Supplies – 1.4%
ACCO Brands Corp. (a)	3,007,922	19,521,414

Communications Equipment – 2.0%
Ciena Corp. (a)(b)	1,134,300	15,426,480
Ixia (a)(b)	787,200	12,650,304

		28,076,784

Construction & Engineering – 0.7%
Quanta Services, Inc. (a)	411,000	10,151,700

Consumer Finance – 1.4%
DFC Global Corp. (a)(b)	1,113,817	19,101,962

Diversified Financial Services – 0.3%
Portfolio Recovery Associates, Inc. (a)	34,800	3,634,164

Diversified Telecommunication Services – 2.8%
Cbeyond, Inc. (a)(b)(c)	3,027,373	29,849,898
Cincinnati Bell, Inc. (a)(b)	665,896	3,795,607
InContact, Inc. (a)	893,349	5,824,635

		39,470,140

Electrical Equipment – 0.5%
A.O. Smith Corp.	127,700	7,347,858

Energy Equipment & Services – 1.5%
Dresser-Rand Group, Inc. (a)	64,000	3,527,040
Heckmann Corp. (a)(b)	836,100	3,511,620

Common Stocks	Shares	Value

Energy Equipment & Services (concluded)
Hornbeck Offshore Services, Inc. (a)(b)	389,908	$14,290,128

		21,328,788

Food & Staples Retailing – 0.8%
United Natural Foods, Inc. (a)(b)	188,100	10,994,445

Food Products – 2.1%
Annie’s, Inc. (a)	355,900	15,958,556
The Hain Celestial Group, Inc. (a)	211,300	13,311,900

		29,270,456

Health Care Equipment & Supplies – 5.6%
ArthroCare Corp. (a)	677,343	21,945,913
GenMark Diagnostics, Inc. (a)	582,869	5,368,223
Haemonetics Corp. (a)(b)	180,200	14,452,040
Hologic, Inc. (a)	1,700,300	34,414,072
Volcano Corp. (a)	47,600	1,359,932

		77,540,180

Health Care Providers & Services – 0.1%
Metropolitan Health Networks, Inc. (a)	114,852	1,072,718

Health Care Technology – 4.4%
Allscripts Healthcare Solutions, Inc. (a)	2,302,800	28,623,804
Epocrates, Inc. (a)(c)	2,728,045	31,781,724

		60,405,528

Hotels, Restaurants & Leisure – 3.0%
Bloomin’ Brands, Inc. (a)	165,494	2,722,376
Brinker International, Inc.	388,697	13,721,004
Caribou Coffee Co., Inc. (a)(c)	1,864,201	25,595,480

		42,038,860

Internet Software & Services – 3.1%
DealerTrack Holdings, Inc. (a)(b)	607,769	16,926,367
NIC, Inc.	1,805,565	26,722,362

		43,648,729

IT Services – 7.6%
EPAM Systems, Inc. (a)	111,057	2,103,420
ExlService Holdings, Inc. (a)(b)(c)	1,618,510	47,746,045
Global Cash Access Holdings, Inc. (a)(b)	2,506,195	20,174,870
MAXIMUS, Inc.	218,393	13,042,430
WNS Holdings Ltd. - ADR (a)	1,421,901	14,560,266
Wright Express Corp. (a)(b)	105,300	7,341,516

		104,968,547

Leisure Equipment & Products – 0.8%
Brunswick Corp.	458,800	10,382,644

Machinery – 1.4%
Wabash National Corp. (a)(b)	2,726,116	19,437,207

Media – 1.7%
National CineMedia, Inc.	1,467,263	24,019,095

Metals & Mining – 1.3%
Globe Specialty Metals, Inc.	1,186,896	18,064,557

Oil, Gas & Consumable Fuels – 5.3%
Bonanza Creek Energy, Inc. (a)	664,000	15,643,840
Cheniere Energy, Inc. (a)	883,200	13,733,760
Energy XXI Bermuda Ltd.	533,148	18,633,523
Magnum Hunter Resources Corp. (a)(b)	1,775,731	7,884,246
McMoRan Exploration Co. (a)(b)	490,242	5,760,343

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc. (a)	112,600	$3,318,322
SandRidge Energy, Inc. (a)(b)	1,250,441	8,715,574

		73,689,608

Paper & Forest Products – 1.5%
KapStone Paper and Packaging Corp. (a)	738,963	16,545,382
Schweitzer-Mauduit International, Inc.	130,730	4,312,783

		20,858,165

Personal Products – 0.6%
Elizabeth Arden, Inc. (a)(b)	172,900	8,167,796

Pharmaceuticals – 11.8%
Auxilium Pharmaceuticals, Inc. (a)	79,157	1,936,180
Elan Corp. Plc - ADR (a)	2,249,740	24,117,213
Jazz Pharmaceuticals Plc (a)	738,504	42,102,112
Medicines Co. (a)(b)	255,424	6,592,493
ViroPharma, Inc. (a)(b)(d)	1,637,037	49,471,258
Warner Chilcott Plc, Class A	2,954,006	39,879,081

		164,098,337

Professional Services – 3.6%
The Corporate Executive Board Co.	144,325	7,740,150
CoStar Group, Inc. (a)(b)	326,593	26,630,393
On Assignment, Inc. (a)(b)	798,206	15,900,263

		50,270,806

Road & Rail – 0.2%
Avis Budget Group, Inc. (a)(b)	216,900	3,335,922

Semiconductors & Semiconductor Equipment – 2.3%
Microsemi Corp. (a)(b)	883,056	17,722,934
Semtech Corp. (a)(b)	538,957	13,554,768

		31,277,702

Software – 12.0%
Ellie Mae, Inc. (a)	340,568	9,273,667
Fortinet, Inc. (a)	485,011	11,708,166
Gateway Industries, Inc. (Acquired 2/11/11 through 12/27/11, cost $590,861) (a)(e)	1,317,638	1,317,638
MicroStrategy, Inc., Class A (a)(b)	85,811	11,504,680
PROS Holdings, Inc. (a)	919,690	17,538,488
QLIK Technologies, Inc. (a)(b)	942,600	21,123,666
Sourcefire, Inc. (a)(b)	373,400	18,307,802
TiVo, Inc. (a)	5,037,020	52,536,119
Tyler Technologies, Inc. (a)(b)	230,525	10,147,711
Ultimate Software Group, Inc. (a)(b)	137,624	14,051,410

		167,509,347

Specialty Retail – 1.4%
The Children’s Place Retail Stores, Inc. (a)(b)	206,601	12,396,060
Lumber Liquidators Holdings, Inc. (a)	135,180	6,850,922

		19,246,982

Textiles, Apparel & Luxury Goods – 2.4%
G-III Apparel Group Ltd. (a)(b)	460,089	16,517,195
Wolverine World Wide, Inc.	389,162	17,267,118

		33,784,313

Trading Companies & Distributors – 1.5%
Beacon Roofing Supply, Inc. (a)(b)	248,800	7,090,800

Common Stocks	Shares	Value

Trading Companies & Distributors (concluded)
United Rentals, Inc. (a)(b)	424,300	$13,878,853

		20,969,653

Total Common Stocks – 98.7%		1,373,521,644

Warrants (f)

Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	1,000,249	–

Total Long-Term Investments
(Cost – $1,170,629,869) – 98.7%		1,373,521,644

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (g)(h)	10,896,648	10,896,648

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (g)(h)(i)	$282,713	282,712,568

Total Short-Term Securities
(Cost – $293,609,216) – 21.1%		293,609,216

Total Investments Before Options Written
(Cost – $1,464,239,085) – 119.8%		1,667,130,860

Options Written	Contracts

Exchange-Traded Call Options – (0.0)%
Cubist Pharmaceuticals, Inc., Strike Price USD 43, Expires 11/17/12	1,193	(644,220)
ViroPharma, Inc., Strike Price USD 30, Expires 10/20/12	1,405	(182,650)

Total Options Written
(Premiums Received – $349,137) – (0.0)%		(826,870)

Total Investments Net of Options Written – 119.8%		1,666,303,990
Liabilities in Excess of Other Assets – (19.8)%		(275,074,945)

Net Assets – 100.0%		$1,391,229,045

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Shares Purchased	Shares Sold	Shares Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BioSpecifics Technologies Corp.	666,887	97,080	–	763,967	$14,836,239	–	–
Caribou Coffee Co., Inc.	1,249,470	752,151	137,420	1,864,201	$25,595,480	–	$(298,273)
Cbeyond, Inc.	1,923,850	1,193,388	89,865	3,027,373	$29,849,898	–	$(887,316)
Epocrates, Inc.	–	2,736,945	8,900	2,728,045	$31,781,724	–	$(31,638)
ExlService Holdings, Inc.	1,463,120	411,160	255,770	1,618,510	$47,746,045	–	$511,362
Gentium SpA - ADR	1,930,876	1,271,375	33,700	3,168,551	$31,463,711	–	$(29,417)
SonoSite, Inc.[1]	782,395	161,400	943,795	–	–	–	$23,589,702
Summit Hotel Properties, Inc.[1]	1,532,482	127,199	1,659,681	–	–	$310,903	$(3,480,677)

[1]	No longer an affiliated company or held by the Fund as of report date.
(d)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(e)	Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current value of $1,317,638 and original cost of $590,861, in this security.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	20,809,320	–		9,912,672	[1]	10,896,648	$10,896,648	$21,522	$371
BlackRock Liquidity Series, LLC Money Market Series	$226,303,648	$56,408,920	[2]	–		$282,712,568	$282,712,568	$1,406,023	–
iShares Dow Jones U.S. Real Estate Index Fund	–	223,100		223,100		–	–	–	$(479,982)
iShares Russell 2000 Growth Index Fund	125,100	1,752,400		1,877,500		–	–	$192,221	$2,425,606

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	21

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	$1,372,204,006	–	$1,317,638	$1,373,521,644
Short-Term Securities	10,896,648	$282,712,568	–	293,609,216
Total	$1,383,100,654	$282,712,568	$1,317,638	$1,667,130,860

[1]	See above Schedule of Investments for values in each industry excluding Level 3, Software, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(826,870)	–	–	$(826,870)

[2]	Derivative financial instruments are options written which are shown at value.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	–	$226	–	$226
Collateral on securities loaned at value	–	282,712,568	–	282,712,568
Total	–	$282,712,794	–	$282,712,794

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value – unaffiliated[2,3]	$846,224,287	$283,052,253	$1,192,248,547
Investments at value – affiliated[4]	51,534,663	37,267,284	474,882,313
Cash	524,115	–	–
Cash pledged as collateral for financial futures contracts	2,111,000	–	–
Foreign currency at value[5]	130	–	–
Variation margin receivable	178,592	–	–
Investments sold receivable	26,765,704	11,381,999	74,774,896
Unrealized appreciation on foreign currency exchange contracts	50,221	–	–
Capital shares sold receivable	262,326	63,744	1,313,381
Dividends receivable – unaffiliated	2,086,720	101,487	63,444
Dividends receivable – affiliated	5,410	518	2,037
Receivable from Manager	27,502	21,615	–
Securities lending income receivable – affiliated	–	5,108	61,741
Prepaid expenses	37,664	24,410	35,731

Total assets	929,808,334	331,918,418	1,743,382,090

Liabilities
Bank overdraft	–	–	226
Options written at value[6]	374,040	99,650	826,870
Collateral on securities loaned at value	–	34,116,584	282,712,568
Investments purchased payable	25,291,751	8,111,510	64,596,171
Unrealized depreciation on foreign currency exchange contracts	677,598	–	–
Capital shares redeemed payable	8,818,035	286,183	2,332,660
Investment advisory fees payable	591,695	191,348	604,601
Service and distribution fees payable	237,933	75,230	101,121
Other affiliates payable	47,572	11,052	133,096
Officer’s and Trustees’ fees payable	9,918	2,933	11,601
Other accrued expenses payable	639,704	324,661	834,131

Total liabilities	36,688,246	43,219,151	352,153,045

Net Assets	$893,120,088	$288,699,267	$1,391,229,045

Net Assets Consist of
Paid-in capital	$913,437,278	$254,026,676	$1,071,546,370
Undistributed (accumulated) net investment income (loss)	2,569,789	(327,704)	613,862
Accumulated net realized gain (loss)	(85,865,896)	(6,053,158)	116,654,771
Net unrealized appreciation/depreciation	62,978,917	41,053,453	202,414,042

Net Assets	$893,120,088	$288,699,267	$1,391,229,045

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$785,809,720	$241,926,527	$1,032,813,214
[3] Securities loaned at value	–	$33,093,521	$273,663,763
[4] Investments at cost – affiliated	$49,108,419	$37,282,172	$431,425,871
[5] Foreign currency at cost	$130	–	–
[6] Premiums received	$595,443	$42,265	$349,137

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	23

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$142,963,159	$18,525,963	$979,581,730

Shares outstanding[2]	11,405,362	1,364,054	36,726,938

Net asset value	$12.53	$13.58	$26.67

Service
Net assets	$673,560	$1,865,465	$29,281,270

Shares outstanding[2]	54,756	146,085	1,170,975

Net asset value	$12.30	$12.77	$25.01

Investor A
Net assets	$615,464,203	$237,748,258	$352,072,949

Shares outstanding[2]	50,691,435	19,206,179	14,568,743

Net asset value	$12.14	$12.38	$24.17

Investor B
Net assets	$17,465,184	$5,122,587	$1,506,111

Shares outstanding[2]	1,594,765	476,707	73,453

Net asset value	$10.95	$10.75	$20.50

Investor C
Net assets	$115,241,691	$18,774,197	$28,786,985

Shares outstanding[2]	10,567,197	1,746,124	1,404,551

Net asset value	$10.91	$10.75	$20.50

Class R
Net assets	$1,312,291	$6,662,797	–

Shares outstanding[2]	105,346	540,916	–

Net asset value	$12.46	$12.32	–

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Operations

Year Ended September 30, 2012	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Investment Income
Dividends – unaffiliated	$18,124,027	$3,988,758	$11,595,007
Foreign taxes withheld	(38,642)	(56,473)	(7,406)
Securities lending – affiliated	99,728	111,442	1,406,023
Dividends – affiliated	24,539	29,280	524,646

Total income	18,209,652	4,073,007	13,518,270

Expenses
Investment advisory	7,733,388	2,452,132	7,401,462
Transfer agent – class specific	2,203,455	993,231	2,733,306
Service and distribution – class specific	3,052,468	921,180	1,184,418
Administration	678,152	229,887	909,161
Administration – class specific	228,192	76,663	292,907
Registration	76,906	66,854	79,058
Custodian	72,317	33,323	93,201
Professional	55,393	53,649	64,769
Printing	36,375	35,056	84,487
Officer and Trustees	29,315	11,592	41,332
Miscellaneous	38,353	21,646	39,119
Recoupment of past waived fees – class specific	3,254	656	–

Total expenses	14,207,568	4,895,869	12,923,220
Less fees waived by Manager	(15,905)	(3,248)	(11,098)
Less administration fees waived – class specific	(227,143)	(73,052)	(3,856)
Less transfer agent fees waived – class specific	(67,412)	(79,484)	(1,237)
Less transfer agent fees reimbursed – class specific	(867,925)	(331,662)	(2,437)
Less fees paid indirectly	(545)	(542)	(184)

Total expenses after fees waived, reimbursed and paid indirectly	13,028,638	4,407,881	12,904,408

Net investment income (loss)	5,181,014	(334,874)	613,862

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	72,154,466	18,506,914	109,703,580
Investments – affiliated	–	–	21,319,367
Capital gain distributions received from affiliated investment companies	180	–	371
Options written	476,743	(74,872)	(270,621)
Financial futures contracts	(1,844,813)	–	–
Foreign currency transactions	(281,151)	–	–

	70,505,425	18,432,042	130,752,697

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	163,558,216	40,910,053	220,589,168
Investments – affiliated	2,426,244	(14,888)	63,340,687
Options written	262,329	(57,385)	(477,733)
Financial futures contracts	515,956	–	–
Foreign currency translations	(599,253)	–	–

	166,163,492	40,837,780	283,452,122

Total realized and unrealized gain	236,668,917	59,269,822	414,204,819

Net Increase in Net Assets Resulting from Operations	$241,849,931	$58,934,948	$414,818,681

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	25

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund		BlackRock Mid-Cap Growth Equity Portfolio			BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,			Year Ended September 30,
Increase (Decrease) in Net Assets:	2012[1]	2011	2012		2011	2012	2011
Operations
Net investment income (loss)	$5,,181,014	$7,157,810	$(334,874	) $	(2,024,414)	$613,862	$(9,856,705)
Net realized gain	70,505,425	193,447,017	18,432,042		25,183,896	130,752,697	163,582,740
Net change in unrealized appreciation/depreciation	166,163,492	(247,371,603)	40,837,780		(23,853,188)	283,452,122	(188,023,895)

Net increase (decrease) in net assets resulting from operations	241,849,931	(46,766,776)	58,934,948		(693,706)	414,818,681	(34,297,860)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,662,860)	(1,930,361)	–		–	–	–
Service	(8,174)	(3,730)	–		–	–	–
Investor A	(3,726,374)	(5,160,440)	–		–	–	–
Investor B	–	(34,422)	–		–	–	–
Investor C	–	(265,420)	–		–	–	–
Class R	(2,690)	(5,689)	–		–	–	–
Net realized gain:
Institutional	–	–	–		–	(25,878,958)	–
Service	–	–	–		–	(735,003)	–
Investor A	–	–	–		–	(7,371,034)	–
Investor B	–	–	–		–	(60,195)	–
Investor C	–	–	–		–	(874,865)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(5,400,098)	(7,400,062)	–		–	(34,920,055)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(267,769,413)	(145,080,585)	(52,658,613)		52,938,926	(205,244,715)	91,798,500

Redemption Fees
Redemption fees	–	–	–		–	–	29,171

Net Assets
Total increase (decrease) in net assets	(31,319,580)	(199,247,423)	6,276,335		52,245,220	174,653,911	57,529,811
Beginning of year	924,439,668	1,123,687,091	282,422,932		230,177,712	1,216,575,134	1,159,045,323

End of year	$893,120,088	$924,439,668	$288,699,267		$282,422,932	$1,391,229,045	$1,216,575,134

Undistributed (accumulated) net investment income (loss)	$2,569,789	$3,070,024	$(327,704)		–	$613,862	–

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2012[1]	2011	2010	2009	2008	2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.81	$10.53	$9.34	$9.94	$14.35	$9.63	$10.33	$9.17	$9.78	$14.14
Net investment income[2]	0.10	0.12	0.10	0.08	0.10	0.06	0.08	0.04	0.05	0.06
Net realized and unrealized gain (loss)	2.72	(0.74)	1.16	(0.61)	(2.77)	2.68	(0.73)	1.17	(0.60)	(2.72)
Net increase (decrease) from investment operations	2.82	(0.62)	1.26	(0.53)	(2.67)	2.74	(0.65)	1.21	(0.55)	(2.66)
Dividends and distributions from:
Net investment income	(0.10)	(0.10)	(0.07)	(0.07)	–	(0.07)	(0.05)	(0.05)	(0.06)	–
Tax return of capital	–	–	–	–	(0.02)	–	–	–	–	(0.02)
Net realized gain	–	–	–	–	(1.72)	–	–	–	–	(1.68)
Total dividends and distributions	(0.10)	(0.10)	(0.07)	(0.07)	(1.74)	(0.07)	(0.05)	(0.05)	(0.06)	(1.70)
Net asset value, end of year	$12.53	$9.81	$10.53	$9.34	$9.94	$12.30	$9.63	$10.33	$9.17	$9.78

Total Investment Return[3]
Based on net asset value	28.90%	(6.03)%[4]	13.56%	(5.09)%	(20.74)%	28.58%	(6.38)%[4]	13.20%	(5.36)%	(20.95)%

Ratios to Average Net Assets
Total expenses	1.13%	1.08%	1.13%	1.16%	1.10%	1.95%	1.49%	1.31%	1.32%	1.25%
Total expenses excluding recoupment of past waived fees	1.13%	1.08%	1.13%	1.16%	1.10%	1.95%	1.49%	1.31%	1.32%	1.25%
Total expenses after fees waived, reimbursed and paid indirectly	0.97%	0.97%	0.97%	0.95%	0.94%	1.29%	1.29%	1.27%	1.26%	1.23%
Net investment income	0.89%	0.98%	0.99%	1.00%	0.82%	0.56%	0.65%	0.37%	0.69%	0.54%

Supplemental Data
Net assets, end of year (000)	$142,963	$195,753	$204,286	$165,710	$141,900	$674	$1,025	$737	$2,561	$2,431
Portfolio turnover	156%	137%	123%	181%	117%	156%	137%	123%	181%	117%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	27

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2012[1]	2011	2010	2009	2008	2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.50	$10.21	$9.06	$9.66	$14.00	$8.58	$9.25	$8.23	$8.84	$12.92
Net investment income (loss)[2]	0.07	0.08	0.06	0.05	0.06	(0.02)	(0.01)	(0.02)	(0.00)[3]	(0.02)
Net realized and unrealized gain (loss)	2.63	(0.72)	1.13	(0.59)	(2.70)	2.39	(0.65)	1.04	(0.56)	(2.47)
Net increase (decrease) from investment operations	2.70	(0.64)	1.19	(0.54)	(2.64)	2.37	(0.66)	1.02	(0.56)	(2.49)
Dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.04)	(0.06)	–	–	(0.01)	–	(0.05)	–
Tax return of capital	–	–	–	–	(0.02)	–	–	–	–	(1.59)
Net realized gain	–	–	–	–	(1.68)	–	–	–	–	–
Total dividends and distributions	(0.06)	(0.07)	(0.04)	(0.06)	(1.70)	–	(0.01)	–	(0.05)	(1.59)
Net asset value, end of year	$12.14	$9.50	$10.21	$9.06	$9.66	$10.95	$8.58	$9.25	$8.23	$8.84

Total Investment Return[4]
Based on net asset value	28.54%	(6.33)%[5]	13.21%	(5.32)%	(21.04)%	27.62%	(7.17)%[5]	12.39%	(6.12)%	(21.53)%

Ratios to Average Net Assets
Total expenses	1.40%	1.37%	1.40%	1.51%	1.43%	2.31%	2.13%	2.22%	2.38%	2.24%
Total expenses excluding recoupment of past waived fees	1.40%	1.37%	1.40%	1.51%	1.43%	2.30%	2.12%	2.20%	2.38%	2.24%
Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.29%	1.29%	1.26%	1.25%	2.06%	2.06%	2.04%	2.02%	2.00%
Net investment income (loss)	0.60%	0.66%	0.61%	0.70%	0.53%	(0.19)%	(0.10)%	(0.24)%	(0.04)%	(0.21)%

Supplemental Data
Net assets, end of year (000)	$615,464	$587,989	$726,666	$395,763	$470,265	$17,465	$26,233	$42,239	$41,196	$67,656
Portfolio turnover	156%	137%	123%	181%	117%	156%	137%	123%	181%	117%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,		Period July 30, 2010[1] to September 30, 2010
	2012[2]	2011	2010	2009	2008	2012[2]	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.55	$9.22	$8.20	$8.81	$12.90	$9.75	$10.51	$ 10.24
Net investment income (loss)[3]	(0.02)	(0.01)	(0.01)	(0.00)[4]	(0.02)	0.03	0.04	0.00[5]
Net realized and unrealized gain (loss)	2.38	(0.64)	1.03	(0.56)	(2.47)	2.71	(0.73)	0.27
Net increase (decrease) from investment operations	2.36	(0.65)	1.02	(0.56)	(2.49)	2.74	(0.69)	0.27
Dividends and distributions from:
Net investment income	–	(0.02)	–	(0.05)	–	(0.03)	(0.07)	–
Net realized gain	–	–	–	–	(1.60)	–	–	–
Total dividends and distributions	–	(0.02)	–	(0.05)	(1.60)	(0.03)	(0.07)	–
Net asset value, end of period	$10.91	$8.55	$9.22	$8.20	$8.81	$12.46	$9.75	$ 10.51

Total Investment Return[6]
Based on net asset value	27.60%	(7.11)%[7]	12.44%	(6.14)%	(21.56)%	28.13%	(6.66)%[7]	13.17%[8]

Ratios to Average Net Assets
Total expenses	2.18%	2.16%	2.22%	2.39%	2.20%	1.78%	1.72%	2.21%[9]
Total expenses excluding recoupment of past waived fees	2.18%	2.16%	2.22%	2.39%	2.20%	1.78%	1.70%	2.21%[9]
Total expenses after fees waived, reimbursed and paid indirectly	2.06%	2.06%	2.06%	2.02%	2.00%	1.65%	1.65%	1.65%[9]
Net investment income (loss)	(0.18)%	(0.11)%	(0.17)%	(0.06)%	(0.22)%	0.25%	0.31%	0.08%[9]

Supplemental Data
Net assets, end of period (000)	$115,242	$112,520	$148,923	$92,141	$118,186	$1,312	$920	$ 838
Portfolio turnover	156%	137%	123%	181%	117%	156%	137%	123%

[1]	Commencement of operations.
[2]	Consolidated Financial Highlights.
[3]	Based on average shares outstanding.
[4]	Less than $(0.01) per share.
[5]	Less than $ 0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8]	Aggregate total investment return.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	29

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

			Institutional							Service
	Year Ended September 30,						Year Ended September 30,
	2012	2011	2010		2009	2008	2012		2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.10	$11.18	$10.27		$10.33	$13.49	$10.49		$10.60	$9.78		$9.87	$12.92
Net investment income (loss)[1]	0.04	(0.05)	(0.01)		(0.04)	(0.04)	(0.01)		(0.10)	(0.05)		(0.06)	(0.07)
Net realized and unrealized gain (loss)	2.44	(0.03)	0.92		(0.02)	(3.12)	2.29		(0.01)	0.87		(0.03)	(2.98)
Net increase (decrease) from investment operations	2.48	(0.08)	0.91		(0.06)	(3.16)	2.28		(0.11)	0.82		(0.09)	(3.05)
Net asset value, end of year	$13.58	$11.10	$11.18		$10.27	$10.33	$12.77		$10.49	$10.60		$9.78	$9.87

Total Investment Return[2]
Based on net asset value	22.34%	(0.72)%[3]	8.86%	[4]	(0.58)%[5]	(23.43)%	21.74%		(1.04)%[6]	8.38%	[7]	(0.91)%[8]	(23.61)%

Ratios to Average Net Assets
Total expenses	1.11%	1.17%	1.15%		1.20%	1.07%	2.29%		1.87%	1.63%		1.65%	1.29%
Total expenses excluding recoupment of past waived fees	1.11%	1.17%	1.14%		1.20%	1.07%	2.29%		1.87%	1.62%		1.64%	1.29%
Total expenses after fees waived, reimbursed and paid indirectly	1.07%	1.17%	1.15%		1.18%	1.06%	1.58%		1.58%	1.58%		1.51%	1.28%
Net investment income (loss)	0.27%	(0.38)%	(0.09)%		(0.44)%	(0.33)%	(0.06%	)	(0.83)%	(0.52)%		(0.76)%	(0.56)%

Supplemental Data
Net assets, end of year (000)	$18,526	$19,348	$24,421		$25,572	$26,468	$1,865		$714	$330		$360	$459
Portfolio turnover	88%	131%	76%		53%	45%	88%		131%	76%		53%	45%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$10.15	$10.27	$9.47	$9.56	$12.55	$8.88	$9.05	$8.42	$8.56	$11.32
Net investment loss[1]	(0.01)	(0.09)	(0.05)	(0.06)	(0.10)	(0.09)	(0.16)	(0.12)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	2.24	(0.03)	0.85	(0.03)	(2.89)	1.96	(0.01)	0.75	(0.04)	(2.59)
Net increase (decrease) from investment operations	2.23	(0.12)	0.80	(0.09)	(2.99)	1.87	(0.17)	0.63	(0.14)	(2.76)
Net asset value, end of year	$12.38	$10.15	$10.27	$9.47	$9.56	$10.75	$8.88	$9.05	$8.42	$8.56

Total Investment Return[2]
Based on net asset value	21.97%	(1.17)%[3]	8.45%[4]	(0.94)%[5]	(23.83)%	21.06%	(1.88)%[6]	7.48%[7]	(1.64)%[8]	(24.38)%

Ratios to Average Net Assets
Total expenses	1.55%	1.59%	1.58%	1.76%	1.53%	2.59%	2.43%	2.48%	2.73%	2.45%
Total expenses excluding recoupment of past waived fees	1.55%	1.56%	1.55%	1.72%	1.53%	2.59%	2.42%	2.47%	2.64%	2.45%
Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.58%	1.58%	1.59%	1.53%	2.16%	2.39%	2.38%	2.34%	2.31%
Net investment loss	(0.06)%	(0.79)%	(0.51)%	(0.85)%	(0.81)%	(0.88)%	(1.58)%	(1.36)%	(1.57)%	(1.58)%

Supplemental Data
Net assets, end of year (000)	$237,748	$232,924	$180,501	$181,159	$195,980	$5,123	$7,596	$8,209	$11,978	$19,565
Portfolio turnover	88%	131%	76%	53%	45%	88%	131%	76%	53%	45%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	31

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C							Class R
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$8.89	$9.05	$8.41	$8.56	$11.32	$10.13	$10.25	$9.46	$9.56	$12.55
Net investment loss[1]	(0.08)	(0.16)	(0.11)	(0.11)	(0.16)	(0.03)	(0.10)	(0.04)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.94	(0.00)[2]	0.75	(0.04)	(2.60)	2.22	(0.02)	0.83	(0.03)	(2.89)
Net increase (decrease) from investment operations	1.86	(0.16)	0.64	(0.15)	(2.76)	2.19	(0.12)	0.79	(0.10)	(2.99)
Net asset value, end of year	$10.75	$8.89	$9.05	$8.41	$8.56	$12.32	$10.13	$10.25	$9.46	$9.56

Total Investment Return[3]
Based on net asset value	20.92%	(1.77)%[4]	7.61%[5]	(1.75)%[6]	(24.38)%	21.62%	(1.17)%[7]	8.35%[8]	(1.05)%[9]	(23.83)%

Ratios to Average Net Assets
Total expenses	2.31%	2.34%	2.33%	2.46%	2.25%	1.84%	1.91%	1.97%	2.04%	1.73%
Total expenses excluding recoupment of past waived fees	2.31%	2.31%	2.30%	2.44%	2.25%	1.84%	1.91%	1.97%	2.04%	1.73%
Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.33%	2.33%	2.34%	2.25%	1.65%	1.65%	1.65%	1.63%	1.58%
Net investment loss	(0.81)%	(1.54)%	(1.26)%	(1.59)%	(1.53)%	(0.28)%	(0.84)%	(0.44)%	(0.89)%	(0.82)%

Supplemental Data
Net assets, end of year (000)	$18,774	$16,615	$12,578	$12,418	$13,964	$6,663	$5,227	$4,138	$2,323	$723
Portfolio turnover	88%	131%	76%	53%	45%	88%	131%	76%	53%	45%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional						Service
	Year Ended September 30,						Year Ended September 30,
	2012	2011	2010		2009	2008	2012	2011	2010		2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$20.09	$20.42	$18.66		$20.33	$23.71	$18.93	$19.29	$17.67		$19.30	$22.58
Net investment income (loss)[1]	0.04	(0.13)	(0.12)		(0.07)	0.03	(0.04)	(0.18)	(0.16)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	7.14	(0.20)[2]	1.88	[2]	(1.60)[2]	(3.41)[2]	6.72	(0.18)[2]	1.78	[2]	(1.53)[2]	(3.25)[2]
Net increase (decrease) from investment operations	7.18	(0.33)	1.76		(1.67)	(3.38)	6.68	(0.36)	1.62		(1.63)	(3.28)
Distributions from net realized gain	(0.60)	–	–		–	–	(0.60)	–	–		–	–
Net asset value, end of year	$26.67	$20.09	$20.42		$18.66	$20.33	$25.01	$18.93	$19.29		$17.67	$19.30

Total Investment Return[3]
Based on net asset value	36.16%	(1.62)% [4,5]	9.43%	[5]	(8.22)% [5,6]	(14.26)% [5]	35.72%	(1.87)% [4,5]	9.17%	[5]	(8.45)% [5,7]	(14.53)% [5]

Ratios to Average Net Assets
Total expenses	0.82%	0.80%	0.83%		0.88%	0.77%	1.20%	1.07%	1.10%		1.15%	1.07%
Total expenses excluding recoupment of past waived fees	0.82%	0.80%	0.83%		0.88%	0.77%	1.20%	1.07%	1.10%		1.14%	1.07%
Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.80%	0.83%		0.88%	0.77%	1.17%	1.07%	1.10%		1.11%	1.07%
Net investment income (loss)	0.15%	(0.55)%	(0.59)%		(0.48)%	0.15%	(0.15)%	(0.81)%	(0.86)%		(0.70)%	(0.14)%

Supplemental Data
Net assets, end of year (000)	$979,582	$931,857	$806,461		$855,375	$699,761	$29,281	$23,683	$47,917		$43,932	$40,514
Portfolio turnover	147%	141%	128%		82%	81%	147%	141%	128%		82%	81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $ 0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	33

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A									Investor B
	Year Ended September 30,									Year Ended September 30,
	2012	2011		2010		2009		2008		2012	2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$18.31	$18.69		$17.14		$18.76		$21.97		$15.75	$16.20		$15.00		$16.56		$19.57
Net investment loss[1]	(0.04)	(0.21)		(0.18)		(0.13)		(0.05)		(0.21)	(0.32)		(0.30)		(0.21)		(0.21)
Net realized and unrealized gain (loss)	6.50	(0.17)	[2]	1.73	[2]	(1.49)	[2]	(3.16)	[2]	5.56	(0.13)	[2]	1.50	[2]	(1.35)	[2]	(2.80)	[2]
Net increase (decrease) from investment operations	6.46	(0.38)		1.55		(1.62)		(3.21)		5.35	(0.45)		1.20		(1.56)		(3.01)
Distributions from net realized gain	(0.60)	–		–		–		–		(0.60)	–		–		–		–
Net asset value, end of year	$24.17	$18.31		$18.69		$17.14		$18.76		$20.50	$15.75		$16.20		$15.00		$16.56

Total Investment Return[3]
Based on net asset value	35.73%	(2.03)%	[4,5]	9.04%	[5]	(8.64)%	[5,6]	(14.61)%	[5]	34.46%	(2.78)%	[4,5]	8.00%	[5]	(9.42)%	[5,7]	(15.38)%	[5]

Ratios to Average Net Assets
Total expenses	1.17%	1.18%		1.22%		1.33%		1.16%		2.07%	1.96%		2.19%		2.30%		2.08%
Total expenses excluding recoupment of past waived fees	1.17%	1.18%		1.22%		1.33%		1.16%		2.07%	1.96%		2.07%		2.20%		2.08%
Total expenses after fees waived, reimbursed and paid indirectly	1.17%	1.18%		1.22%		1.33%		1.16%		2.07%	1.96%		2.19%		2.20%		2.08%
Net investment loss	(0.18)%	(0.94)%		(0.98)%		(0.92)%		(0.22)%		(1.12)%	(1.72)%		(1.94)%		(1.72)%		(1.11)%

Supplemental Data
Net assets, end of year (000)	$352,073	$235,400		$269,080		$240,361		$211,065		$1,506	$1,687		$2,369		$3,327		$5,721
Portfolio turnover	147%	141%		128%		82%		81%		147%	141%		128%		82%		81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $ 0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2012	2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$15.73	$16.19		$14.99		$16.56		$19.57
Net investment loss[1]	(0.19)	(0.35)		(0.30)		(0.22)		(0.21)
Net realized and unrealized gain (loss)	5.56	(0.11)	[2]	1.50	[2]	(1.35)	[2]	(2.80)	[2]
Net increase (decrease) from investment operations	5.37	(0.46)		1.20		(1.57)		(3.01)
Distributions from net realized gain	(0.60)	–		–		–		–
Net asset value, end of year	$20.50	$15.73		$16.19		$14.99		$16.56

Total Investment Return[3]
Based on net asset value	34.63%	(2.84)%	[4,5]	8.01%	[5]	(9.48)%	[5,6]	(15.38)%	[5]

Ratios to Average Net Assets
Total expenses	1.99%	2.08%		2.19%		2.31%		2.08%
Total expenses excluding recoupment of past waived fees	1.99%	2.05%		2.13%		2.29%		2.08%
Total expenses after fees waived, reimbursed and paid indirectly	1.99%	2.07%		2.16%		2.22%		2.08%
Net investment loss	(0.99)%	(1.83)%		(1.92)%		(1.81)%		(1.14)%

Supplemental Data
Net assets, end of year (000)	$28,787	$23,947		$33,219		$25,915		$24,405
Portfolio turnover	147%	141%		128%		82%		81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	35

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Flexible Equity Fund (“Flexible Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Trustees of the Trust (the “Board”) on behalf of Mid-Cap Growth Equity and the Board and shareholders of BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”), a series of the Trust, approved the reorganization of Small/Mid-Cap Growth into Mid-Cap Growth Equity pursuant to which Mid-Cap Growth Equity acquired substantially all of the assets and assumed certain stated liabilities of Small/ Mid-Cap Growth in exchange for an equal aggregate value of Mid-Cap Growth Equity shares.

Each shareholder of Small/Mid-Cap Growth received shares of Mid-Cap Growth Equity with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Small/Mid-Cap Growth shares, as determined at the close of business on September 9, 2011.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Growth Equity in the following amounts and at the following conversion ratios:

	Small/Mid-Cap Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Growth Equity
Institutional	325,605	1.02754184	334,572
Investor A	6,985,641	1.04197646	7,278,873
Investor B	302,749	0.99544086	301,369
Investor C	784,243	0.99592366	781,046
Class R	216,432	1.02709786	222,297

Small/Mid-Cap Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$92,348,707	$99,897,827	$(8,980,281)	$1,431,161

For financial reporting purposes, assets received and shares issued by Mid-Cap Growth Equity were recorded at fair value. However, the cost basis of the investments received from Small/Mid-Cap Growth was carried forward to align ongoing reporting of Mid-Cap Growth Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Mid-Cap Growth Equity before the acquisition were $202,563,209. The aggregate net assets of Mid-Cap Growth Equity immediately after the acquisition amounted to $294,911,916. Small/ Mid-Cap Growth’s fair value and cost of investments prior to the reorganization were $93,085,931 and $91,654,770, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Small/Mid-Cap Growth and Mid-Cap Growth Equity, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Mid-Cap Growth Equity, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment loss: $(3,404,549)
•	Net realized and change in unrealized gain/loss on investments: $10,629,156*
•	Net increase in net assets resulting from operations: $7,224,607*

*The amounts previously presented in the above disclosure of pro forma net realized and change in unrealized gain/loss on investments, as well as net increase in net assets resulting from operations, have been updated from $12,060,317 and $8,655,768, respectively, to correct the net unrealized appreciation from Small/Mid-Cap Growth in the pro forma results.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small/ Mid-Cap Growth that have been included in Mid-Cap Growth Equity’s Statement of Changes since September 12, 2011.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Reorganization costs incurred by Mid-Cap Growth Equity in connection with the reorganization were expensed by Mid-Cap Growth Equity.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the accounts of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), a wholly owned subsidiary of Flexible Equity, which primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. Flexible Equity may invest up to 20% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market

Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains

BLACKROCK FUNDS	SEPTEMBER 30, 2012	37

Notes to Financial Statements (continued)

and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The

38	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Flexible Equity purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Flexible Equity and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Flexible Equity agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Flexible Equity as unrealized appreciation or depreciation. When the contract is closed, Flexible Equity records a realized gain or

BLACKROCK FUNDS	SEPTEMBER 30, 2012	39

Notes to Financial Statements (continued)

loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: Flexible Equity enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of September 30, 2012
	Asset Derivatives
				Flexible Equity
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts			$50,221
Equity contracts	Investments at value – unaffiliated[1]; Net unrealized appreciation/ depreciation[2]			928,793
Total				$979,014
	Liability Derivatives
		Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
	Statements of Assets and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$677,598	–	–
Equity contracts	Options written at value	374,040	$99,650	$826,870
Total		$1,051,638	$99,650	$826,870

[1]	Includes options purchased at value as reported in the Schedule of Investments.
[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012
	Net Realized Gain (Loss) From
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency transactions	$213,459	–	–
Equity contracts:
Financial futures contracts	(1,844,813)	–	–
Options[3]	326,098	$(74,872)	$(270,621)
Total	$(1,305,256)	$(74,872)	$(270,621)

	Net Change in Unrealized Appreciation/Depreciation on
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency translations	$(627,377)	–	–
Equity contracts:
Financial futures contracts	515,956	–	–
Options[3]	(53,763)	$(57,385)	$(477,733)
Total	$(165,184)	$(57,385)	$(477,733)
[3]	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Financial futures contracts:
Average number of contracts sold	104	–	–
Average notional value of contracts sold	$7,785,615	–	–
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	–	–
Average number of contracts - US dollars sold	1	–	–
Average US dollar amounts purchased	$8,656,456	–	–
Average US dollar amounts sold	$2,329,715	–	–
Options:
Average number of option contracts purchased	1	–	–
Average number of option contracts written	1	1	1
Average notional value of option contracts purchased	$6,628,125	–	–
Average notional value of option contracts written	$6,327,500	$525,750	$3,342,425

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect,

wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2012, the amounts waived were as follows:

Flexible Equity	$12,847
Mid-Cap Growth Equity	$3,248
Small Cap Growth Equity	$11,098

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets which includes the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

BLACKROCK FUNDS	SEPTEMBER 30, 2012	41

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	$3,031	$3,072	$68,376
Investor A	1,601,075	631,823	822,141
Investor B	226,854	66,369	17,417
Investor C	1,215,772	188,932	276,484
Class R	5,736	30,984	–
Total	$3,052,468	$921,180	$1,184,418

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Flexible Equity	$12,418
Mid-Cap Growth Equity	$8,978
Small Cap Growth Equity	$215,970

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$2,391	$1,004	$5,577
Service	1,212	2,040	6,151
Investor A	52,222	66,724	19,399
Investor B	5,497	3,903	348
Investor C	5,706	5,890	1,245
Class R	46	150	–
Total	$67,074	$79,711	$32,720

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$368,953	$28,155	$1,674,354
Service	9,360	13,150	79,289
Investor A	1,425,395	824,030	878,935
Investor B	90,866	41,175	7,173
Investor C	304,862	63,932	93,555
Class R	4,019	22,789	–
Total	$2,203,455	$993,231	$2,733,306

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Flexible Equity	$483,535
Mid-Cap Growth Equity	$158,694
Small Cap Growth Equity	$940,273

For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$45,125	$5,242	$196,362
Service	303	307	6,851
Investor A	146,239	63,183	82,329
Investor B	5,783	1,659	437
Investor C	30,455	4,723	6,928
Class R	287	1,549	–
Total	$228,192	$76,663	$292,907

42	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Contractual	Contractual[4]	Voluntary[2]
Institutional	0.97%	1.11%[3]	1.02%	–
Service	1.29%	1.58%[4]	1.29%	1.18%
Investor A	1.29%	1.39%[3]	1.50%	–
Investor B	2.06%	2.16%[3]	2.28%	–
Investor C	2.06%	2.16%[3]	2.28%	–
Class R	1.65%[5]	1.65%[4]	1.72%[6]	–
[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to August 1, 2013, except for Class R Shares which is prior to August 1, 2022, unless approved by the Board, including a majority of the independent Trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.

[4]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2013.

[5]	On August 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[6]	There were no shares outstanding as of September 30, 2012.

These amounts are included in fees waived by Manager and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2012, the Manager waived $ 3,058 of investment advisory fees for Flexible Equity, which are included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$45,125	$1,640	–
Service	303	307	$3,856
Investor A	145,853	63,183	–
Investor B	5,430	1,659	–
Investor C	30,146	4,723	–
Class R	286	1,540	–
Total	$227,143	$73,052	$3,856

Transfer Agent Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$2,391	$781	–
Service	1,212	2,040	$1,237
Investor A	52,079	66,723	–
Investor B	5,489	3,903	–
Investor C	6,196	5,890	–
Class R	45	147	–
Total	$67,412	$79,484	$1,237

Transfer Agent Fees Reimbursed
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$239,281	$6,359	–
Service	6,433	6,388	$2,437
Investor A	470,163	267,910	–
Investor B	46,842	23,089	–
Investor C	104,119	17,855	–
Class R	1,087	10,061	–
Total	$867,925	$331,662	$2,437

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

	Flexible Equity	Mid-Cap Growth Equity
Institutional	–	$656
Investor A	$283	–
Investor B	2,372	–
Investor C	596	–
Class R	3
Total	$3,254	$656

BLACKROCK FUNDS	SEPTEMBER 30, 2012	43

Notes to Financial Statements (continued)

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2013	2014

Flexible Equity	$1,061,191	$1,165,538
Mid-Cap Growth Equity	$46,944	$484,198

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

Flexible Equity	$988,464
Mid-Cap Growth Equity	$18,353

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$8,373
Mid-Cap Growth Equity	$5,893
Small Cap Growth Equity	$12,051

For the year ended September 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C

Flexible Equity	$185	$14,688	$4,184
Mid-Cap Growth Equity	–	$4,469	$1,708
Small Cap Growth Equity	$1,565	$2,092	$2,328

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2012, BIM received $857,818 in securities lending agent fees related to securities lending activities for the Funds.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2012, were as follows:

	Purchases	Sales

Flexible Equity	$1,468,853,678	$1,819,415,211
Mid-Cap Growth Equity	$265,455,318	$317,409,758
Small Cap Growth Equity	$2,013,874,072	$2,282,848,638

Transactions in options written for the year ended September 30, 2012, were as follows:

Flexible Equity

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	–	–	1,750	$55,574
Options written	12,725	$1,008,999	1,000	62,977
Options expired	(5,605)	(365,555)	(2,250)	(65,063)
Options closed	(2,500)	(48,001)	(500)	(53,488)

Outstanding options, end of year	4,620	$595,443	–	–

Mid-Cap Growth Equity

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	–	–	–	–
Options written	3,990	$469,332	555	$43,832
Options expired	(1,330)	(95,896)	(555)	(43,832)
Options closed	(2,335)	(331,171)	–	–

Outstanding options, end of year	325	$42,265	–	–

Small Cap Growth Equity

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	–	–	–	–
Options written	21,429	$2,348,247	2,360	$186,383
Options expired	(8,194)	(533,441)	(2,360)	(186,383)
Options closed	(10,637)	(1,465,669)	–	–

Outstanding options, end of year	2,598	$349,137	–	–

44	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions, a net operating loss and income recognized from pass-through entities were reclassified to the following accounts:

	Flexible Equity	Mid-Cap Growth Equity

Paid-in capital	–	$(55,109)
Undistributed (accumulated) net investment income (loss)	$(281,151)	$7,170
Accumulated net realized gain (loss)	$281,151	$47,939

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Flexible Equity	Small Cap Growth Equity

Ordinary income
9/30/12	$5,400,098	–
9/30/11	7,400,062	–
Long-term capital gain
9/30/12	–	$34,920,055

Total
9/30/12	$5,400,098	$34,920,055

9/30/11	$7,400,062	–

As of September 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity

Undistributed ordinary income	$2,225,453	–	$59,403,269
Undistributed long-term capital gains	–	–	70,627,231
Capital loss carryforwards	(84,814,594)	$(3,533,810)	–
Net unrealized gains[1]	62,271,951	38,534,105	189,652,175
Qualified late-year losses[2]	–	(327,704)	–

Total	$(20,317,190)	$34,672,591	$319,682,675

[1]

The differences between book-basis and tax-basis net unrealized gains are attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/ losses on certain futures and foreign exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	Flexible Equity	Mid-Cap Growth Equity

2017	–	$3,364,529
2018	$84,814,594	169,281

Total	$84,814,594	$3,533,810

As of September 30, 2012, the funds listed below utilized the following amounts of their respective capital loss carryforward:

Flexible Equity	$40,986,763
Mid-Cap Growth Equity	$18,753,153

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity

Tax cost	$835,646,963	$281,506,301	$1,476,057,528

Gross unrealized appreciation	$65,096,791	$48,012,331	$234,818,045
Gross unrealized depreciation	(2,984,804)	(9,199,095)	(43,744,713)

Net unrealized appreciation	$62,111,987	$38,813,236	$191,073,332

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $ 500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	45

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2012, Mid-Cap Growth Equity invested a significant portion of its assets in securities in the information technology, consumer discretionary and health care sectors. Changes in economic conditions affecting the information technology, consumer discretionary and health care sectors would have a greater impact on Mid-Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, Small Cap Growth Equity invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting the health care and information technology sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Flexible Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	3,731,617	$43,003,310	6,509,862	$77,245,215
Shares issued in reinvestment of dividends	137,628	1,496,015	128,801	1,469,614
Shares redeemed	(12,425,386)	(143,027,218)	(6,077,324)	(72,257,371)
Net increase (decrease)	(8,556,141)	$(98,527,893)	561,339	$6,457,458

Service
Shares sold	25,128	$283,156	$52,134	$599,387
Shares issued in reinvestment of dividends	670	7,167	312	3,505
Shares redeemed	(77,438)	(902,601)	(17,365)	(202,577)
Net increase (decrease)	(51,640)	$(612,278)	35,081	$400,315

Investor A
Shares sold and automatic conversion of shares	5,688,063	$64,366,809	8,354,777	$95,689,822
Shares issued in reinvestment of dividends	341,640	3,604,318	448,160	4,965,604
Shares redeemed	(17,231,026)	(195,319,007)	(18,072,495)	(206,259,093)
Net decrease	(11,201,323)	$(127,347,880)	(9,269,558)	$(105,603,667)

Investor B
Shares sold	11,389	$116,032	26,595	$270,530
Shares issued in reinvestment of dividends	–	–	3,305	33,308
Shares redeemed and automatic conversion of shares	(1,472,614)	(15,063,208)	(1,542,686)	(15,892,141)
Net decrease	(1,461,225)	$(14,947,176)	(1,512,786)	$(15,588,303)

46	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Flexible Equity (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	589,178	$6,007,610	1,304,791	$13,523,538
Shares issued in reinvestment of dividends	–	–	25,130	252,303
Shares redeemed	(3,183,829)	(32,459,585)	(4,328,420)	(44,713,990)
Net decrease	(2,594,651)	$(26,451,975)	(2,998,499)	$(30,938,149)

Class R
Shares sold	32,938	$379,797	41,377	$503,720
Shares issued in reinvestment of dividends	207	2,690	499	5,689
Shares redeemed	(22,155)	(264,698)	(27,177)	(317,648)
Net increase	10,990	$117,789	14,699	$191,761

Total Net Decrease	(23,853,990)	$(267,769,413)	(13,169,724)	$(145,080,585)

Mid-Cap Growth Equity
Institutional
Shares issued in the reorganization[1]	–	–	334,572	$3,832,627
Shares sold	327,408	$4,337,692	168,193	2,166,903
Shares redeemed	(706,323)	(9,219,532)	(943,989)	(11,724,048)
Net decrease	(378,915)	$(4,881,840)	(441,224)	$(5,724,518)

Service
Shares sold	99,437	$1,219,125	53,858	$659,568
Shares redeemed	(21,433)	(270,418)	(16,917)	(201,967)
Net increase	78,004	$948,707	36,941	$457,601

Investor A
Shares issued in the reorganization[1]	–	–	7,278,873	$76,262,939
Shares sold and automatic conversion of shares	1,630,591	$19,744,816	821,451	9,555,528
Shares redeemed	(5,369,160)	(63,675,315)	(2,738,897)	(31,713,217)
Net increase (decrease)	(3,738,569)	$(43,930,499)	5,361,427	$54,105,250

Investor B
Shares issued in the reorganization[1]	–	–	301,369	$2,763,072
Shares sold	6,933	$73,402	4,104	42,022
Shares redeemed and automatic conversion of shares	(385,746)	(4,009,480)	(356,866)	(3,666,901)
Net decrease	(378,813)	$(3,936,078)	(51,393)	$(861,807)

Investor C
Shares issued in the reorganization[1]	–	–	781,046	$7,166,019
Shares sold	260,985	$2,700,519	143,308	1,461,945
Shares redeemed	(384,665)	(4,022,564)	(443,743)	(4,626,917)
Net increase (decrease)	(123,680)	$(1,322,045)	480,611	$4,001,047

BLACKROCK FUNDS	SEPTEMBER 30, 2012	47

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	222,297	$2,324,050
Shares sold	231,657	$2,894,192	197,272	2,255,026
Shares redeemed	(206,773)	(2,431,050)	(307,256)	(3,617,723)
Net increase	24,884	$463,142	112,313	$961,353
Total Net Increase (Decrease)	(4,517,089)	$(52,658,613)	5,498,675	$52,938,926

[1] See Note 1 regarding the reorganization.

Small Cap Growth Equity
Institutional
Shares sold	10,380,832	$255,861,999	18,551,956	$439,584,953
Shares issued in reinvestment of distributions	1,043,023	24,469,310	–	–
Shares redeemed	(21,082,184)	(515,675,445)	(11,662,254)	(278,499,643)
Net increase (decrease)	(9,658,329)	$(235,344,136)	6,889,702	$161,085,310

Service
Shares sold	429,327	$9,882,370	471,352	$10,611,161
Shares issued in reinvestment of distributions	28,033	618,413	–	–
Shares redeemed	(537,530)	(12,325,813)	(1,704,268)	(35,739,318)
Net decrease	(80,170)	$(1,825,030)	(1,232,916)	$(25,128,157)

Investor A
Shares sold and automatic conversion of shares	8,081,405	$177,169,628	3,960,009	$86,832,105
Shares issued in reinvestment of distributions	338,833	7,223,937	–	–
Shares redeemed	(6,705,533)	(149,679,475)	(5,506,578)	(120,110,671)
Net increase (decrease)	1,714,705	$34,714,090	(1,546,569)	$(33,278,566)

Investor B
Shares sold	4,595	$85,311	16,430	$317,768
Shares issued in reinvestment of distributions	3,114	56,765	–	–
Shares redeemed and automatic conversion of shares	(41,356)	(784,360)	(55,590)	(1,050,685)
Net decrease	(33,647)	$(642,284)	(39,160)	$(732,917)

Investor C
Shares sold	269,675	$5,203,324	367,663	$6,971,644
Shares issued in reinvestment of distributions	45,987	837,427	–	–
Shares redeemed	(433,308)	(8,188,106)	(896,784)	(17,118,814)
Net decrease	(117,646)	$(2,147,355)	(529,121)	$(10,147,170)
Total Net Increase (Decrease)	(8,175,087)	$(205,244,715)	3,541,936	$91,798,500

Prior to April 1, 2011, there was a 2% redemption fee on shares of Small Cap Growth Equity redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Flexible Equity Fund and BlackRock Small Cap Growth Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio as of September 30, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Flexible Equity Fund (formerly BlackRock Mid-Cap Value Equity Portfolio) (collectively with BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, the “Funds”), each a series of BlackRock Funds, as of September 30, 2012, the related consolidated statements of operations and changes in net assets for the year then ended, the statement of changes in net assets for year ended September 30, 2011, the consolidated financial highlights for year ended September 30, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Flexible Equity Fund during the fiscal year ended September 30, 2012 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Small Cap Growth Equity Portfolio distributed long-term capital gains of $0.601768 per share to shareholders of record on December 5, 2011.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	49

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (“BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Flexible Equity Fund (“Flexible Equity Fund”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” each a “Fund,” and together with Mid-Cap Growth Equity Portfolio and Flexible Equity Fund, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a

50	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement

summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust with respect to each Fund for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each

Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that, in general, Small Cap Growth Equity Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	51

Disclosure of Investment Advisory Agreement

The Board noted that Mid-Cap Growth Equity Portfolio performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods reported compared with its Peers. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance. During 2010 a number of individual events in the second quarter affecting Fund holdings, combined with the fact that some high conviction names held by the Fund did not participate in the third quarter market rally, hindered performance.

The Board noted that Flexible Equity Fund performed below the median of its Lipper Performance Universe in each of the one-, three-, and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance, particularly in the third quarters of 2010 and 2011, had a significant negative impact on performance during the one-, three-and five year periods. During these periods in which stock prices experienced significant moves due to investor reaction to macro data and global events, the Fund’s focus on company fundamentals was not rewarded, as the overall portfolio positioning, particularly in financials and energy sectors, and underexposure to dividend yield negatively impacted relative returns.

The Board and BlackRock discussed BlackRock’s strategy for improving the performance of Mid-Cap Growth Equity Portfolio and Flexible Equity Fund and BlackRock’s commitment to providing the resources necessary to assist these Funds’ portfolio managers and to improve the performance of these Funds.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Small Cap Growth Equity Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of Mid-Cap Growth Equity Portfolio and Flexible Equity Fund was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that each Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

The Board also noted that with respect to each of Mid-Cap Growth Equity Portfolio and Flexible Equity Fund, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The Board further noted that with respect to Small Cap Growth Equity Portfolio, BlackRock has contractually and/or voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust, with respect to each Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	53

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.

				33 RICs consisting of 102 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 102 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 102 Portfolios	None

54	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 102 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 102 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Independent Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

3     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	55

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Additional Information
General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	57

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		Life Path Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	59

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/12-AR

September 30, 2012

Annual Report

BlackRock FundsSM

▶ BlackRock Global Opportunities Portfolio

▶ BlackRock Health Sciences Opportunities Portfolio

▶ BlackRock International Opportunities Portfolio

▶ BlackRock Science & Technology Opportunities Portfolio

▶ BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%

US small cap equities (Russell 2000® Index)	1.60	31.91

International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75

Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93

3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	6.78	5.66

US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84

US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund generated a positive double-digit return, but underperformed its benchmark, the MSCI All Country World Index (ACWI).

What factors influenced performance?

•

The Fund benefited from stock selection in the consumer segments and materials. In consumer staples, the Fund’s positions in brewers and soft drinks delivered particularly strong returns, highlighted by holdings in Anheuser-Busch InBev NV and Grupo Modelo SAB de CV as both stocks rose on the announcement that Anheuser-Busch InBev NV would acquire Grupo Modelo SAB de CV. Within the consumer discretionary sector, holdings of cable & satellite names were strong performers. Additionally, the Fund’s holdings within household durables and other consumer-related areas benefited from the recovery in US housing. In materials, the Fund favored gold miners over industrial metals, as gold benefited from currency degradation resulting from monetary policy loosening by global central banks.

•

Relative to the benchmark index, detracting from Fund performance was stock selection in financials, energy and information technology (“IT”). In financials, shares of Dongbu Insurance Co. Ltd., a South Korean property and casualty company, suffered as a result of unfavorable regulatory changes. The Fund’s holdings in diversified financials also hurt returns as macro risks in Europe and the politicization of financial markets during the period deterred hopes for an uptick in capital markets activity. Within energy, stock selection in the integrated oil & gas industry had a negative impact. Shares of Repsol YPF SA hurt returns as the Argentinian government seized control of that company’s assets. In the IT sector, stock selection among software and semiconductor names hampered returns for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund took advantage of the broad market advance to reposition its investments. On the defensive side, the Fund increased exposure to the health care sector by adding to pharmaceutical names, and decreased its weighting in telecommunication services. Among cyclical stocks, the Fund favored higher-quality industrials and gold miners along with energy companies that benefit from deep-water energy development and liquefied natural gas infrastructure spending. As a result of this sector repositioning, the Fund’s most significant change from a regional perspective was increased exposure to developed Europe.

Describe portfolio positioning at period end.

•

At period end, the Fund’s positioning reflected a positive, yet conservative, outlook for the world economy as well as expectations for continued market volatility. Investor demand for higher-quality equities remained strong despite recent historically high valuation spreads for these stocks. While Fund management anticipates a modest rate of economic expansion, the headwinds for global economic growth remain significant, and therefore, the Fund’s holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	2%
Svenska Cellulosa AB, B Shares	2
Exxon Mobil Corp.	2
Wells Fargo & Co.	2
Subsea 7 SA	1
British American Tobacco Plc	1
Amgen, Inc.	1
Statoil ASA	1
Roche Holding AG	1
Sanofi SA	1

Geographic Allocation	Percent of Long-Term Investments
United States	51%
United Kingdom	10
Germany	5
Japan	4
France	4
Sweden	3
Ireland	3
Norway	2
Switzerland	2
Hong Kong	2
Australia	2
Netherlands	2
Canada	2
Other[1]	8

[1]	Other includes a 1% or less investment in each of the following countries:

Mexico, Singapore, India, Belgium, Indonesia, Italy, South Korea, Thailand, Russia, China, Argentina, Taiwan and Brazil.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]	This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.18%	19.45%	N/A	(2.06)%	N/A	2.87%	N/A
Investor A	0.09	19.16	12.94%	(2.37)	(3.42)%	2.58	1.76%
Investor B	(0.28)	18.13	13.63	(3.11)	(3.49)	1.83	1.83
Investor C	(0.28)	18.21	17.21	(3.14)	(3.14)	1.82	1.82
Class R	(0.09)	18.72	N/A	(2.70)	N/A	2.21	N/A
MSCI All Country World Index (ACWI)	0.89	20.98	N/A	(2.07)	N/A	2.52	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,001.80	$5.30	$1,000.00	$1,019.70	$5.35	1.06%
Investor A	$1,000.00	$1,000.90	$6.65	$1,000.00	$1,018.35	$6.71	1.33%
Investor B	$1,000.00	$997.20	$10.88	$1,000.00	$1,014.10	$10.98	2.18%
Investor C	$1,000.00	$997.20	$10.69	$1,000.00	$1,014.30	$10.78	2.14%
Class R	$1,000.00	$999.10	$8.10	$1,000.00	$1,016.90	$8.17	1.62%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2012, the Fund generated a double-digit positive return, but underperformed its benchmark, the Russell 3000® Health Care Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

What factors influenced performance?

•

The key contributor to positive performance in the Fund was an overweight relative to the benchmark index and stock selection in biotechnology. The Fund held several names that experienced strong stock price appreciation driven primarily by clinical developments, such as favorable drug trial results, regulatory approvals (or the anticipation thereof) and the swift adoption of products introduced in the marketplace. In addition, a few biotechnology holdings were acquired at a premium during the period as larger entities, such as pharmaceutical firms, attempted to replenish their drug pipelines.

•

Detracting from performance relative to the benchmark index was positioning in the health care providers & services industry, where overweight allocations to health care distributors and managed health care names hampered returns, as did weak stock selection in both of these segments. Also in this industry, an underweight to the strong-performing health care services segment hurt relative performance, particularly due to an underweight position in Express Scripts Holding Co., which appreciated leading up to the approval of its merger with Medco Health Solutions, Inc. during the period. Elsewhere in the Fund, stock selection in the health care equipment & supplies industry detracted from relative performance. The Fund’s underweight to pharmaceuticals also hindered returns, especially during the second quarter of 2012, as investors preferred the stability of large-capitalization, high dividend-yielding companies amid a volatile and declining market.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly reduced its overweight to health care equipment & supplies, while adding to the bio-technology industry. The Fund also increased exposure to pharmaceuticals and slightly decreased its allocation to health care providers & services with a focus on minimizing holdings deemed vulnerable to potential federal government budget reductions and subsequent health care reimbursement cuts.

Describe portfolio positioning at period end.

•

As of period end, the Fund continued to maintain a focus on innovative companies with products or services that address an unmet health care need or enhance current products or services. As such, the Fund continued to be most heavily weighted toward the biotechnology and pharmaceuticals industries. Given uncertainty around government policy developments, the Fund’s holdings at period end reflected an avoidance of companies with strong links to, or business mixes that are reliant on, government reimbursement and thus would be at risk in a budget-cutting scenario. This positioning is most evident within the Fund’s allocation to the health care providers & services industry, where companies are generally more vulnerable to federal budget cuts.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Amgen, Inc.	5%
Celgene Corp.	4
Alexion Pharmaceuticals, Inc.	4
Eli Lilly & Co.	4
Abbott Laboratories	3
Johnson & Johnson	3
Merck & Co., Inc.	3
Pfizer, Inc.	3
Sanofi SA	3
Roche Holding AG	3

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	31%
Biotechnology	29
Health Care Providers & Services	18
Health Care Equipment & Supplies	13
Life Sciences Tools & Services	5
Other[1]	4

[1]	Other includes a 1% or less investment in each of the following industries: Food & Staples Retailing, Health Care Technology, Industrial Conglomerates, Diversified Consumer Services and Chemicals.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.32%	27.06%	N/A	7.90%	N/A	16.20%	N/A
Service	7.15	26.73	N/A	7.55	N/A	15.88	N/A
Investor A	7.13	26.68	20.04%	7.56	6.40%	15.84	15.22%
Investor B	6.72	25.70	21.20	6.70	6.39	15.12	15.12
Investor C	6.78	25.80	24.80	6.79	6.79	15.02	15.02
Class R	6.94	26.17	N/A	7.07	N/A	15.29	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	8.01	N/A
Russell 3000® Health Care Index	8.91	32.02	N/A	5.67	N/A	7.64	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,073.20	$5.08	$1,000.00	$1,020.10	$4.95	0.98%
Service	$1,000.00	$1,071.50	$6.68	$1,000.00	$1,018.55	$6.51	1.29%
Investor A	$1,000.00	$1,071.30	$6.68	$1,000.00	$1,018.55	$6.51	1.29%
Investor B	$1,000.00	$1,067.20	$10.54	$1,000.00	$1,014.80	$10.28	2.04%
Investor C	$1,000.00	$1,067.80	$10.34	$1,000.00	$1,015.00	$10.08	2.00%
Class R	$1,000.00	$1,069.40	$8.74	$1,000.00	$1,016.55	$8.52	1.69%
[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) Ex-US.

What factors influenced performance?

•

The Fund’s performance benefited from favorable stock selection in eight of the ten benchmark index sectors, particularly in materials, utilities, information technology (“IT”) and consumer discretionary. The largest contribution came from materials, where the Fund’s holdings in the diversified metals & mining and gold segments had a positive impact on returns. The Fund favored gold-related stocks in light of accelerated currency degradation policies in the United States and Europe, whereas industrial base metals fell out of favor due to China’s economic slowdown. Within utilities, an allocation to electric and independent power providers in the United Kingdom and Brazil lifted relative returns as these holdings benefited from lower commodity prices, a favorable regulatory environment and increased demand from investors seeking stable yields. In the IT sector, the Fund’s underweight relative to the benchmark index in hardware contributed positively to returns, as did the Fund’s selection among software stocks. The Fund’s positioning within IT reflects a long-term downside view for personal computers countered by a focus on the smartphone supply chains and software names that offer solutions for smaller-ticket devices. Lastly, within consumer discretionary, holdings of apparel names in Germany were significant contributors to relative performance during the period. The European Central Bank’s recent measures to increase liquidity in financial markets helped to diminish fears of a euro currency collapse and lifted consumer confidence.

•

There were few detractors from performance during the reporting period. The Fund’s cash holdings dragged on relative returns as equity markets reacted positively to actions by central banks across the globe and favorable fiscal policy outcomes. The Fund’s underweight to the financials sector was a detractor as banks received a boost from central bank policy action and real estate stocks benefited from increased demand from investors seeking yield in a low interest rate environment.

Describe recent portfolio activity.

•

During the 12-month period, the Fund took advantage of the broad market advance to reposition its investments. On the defensive side, the Fund increased exposure to the health care sector by adding to pharmaceutical names, and decreased its weighting in telecommunication services. Among cyclical stocks, the Fund favored higher-quality industrials and gold miners along with energy companies that benefit from deep-water energy development and liquefied natural gas infrastructure spending. As a result of this sector repositioning, the Fund’s most significant change from a regional perspective was increased exposure to developed Europe.

Describe portfolio positioning at period end.

•

At period end, the Fund’s positioning reflected a positive, yet conservative, outlook for the world economy as well as expectations for continued market volatility. Investor demand for higher-quality equities remained strong despite recent historically high valuation spreads for these stocks. While Fund management anticipates a modest rate of economic expansion, the headwinds for global economic growth remain significant, and therefore, the Fund’s holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Roche Holding AG	3%
Sanofi SA	3
Svenska Cellulosa AB, B Shares	2
Royal Dutch Shell Plc, A Shares	2
AIA Group Ltd.	2
Rexam Plc	2
Nestle SA	2
British American Tobacco Plc	2
Yamana Gold, Inc.	2
Samsung Electronics Co. Ltd.	2

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	21%
Japan	10
Switzerland	10
Germany	7
France	6
Canada	5
Sweden	5
Netherlands	4
Australia	4
Ireland	4
Hong Kong	3
Singapore	3
Mexico	2
China	2
South Korea	2
Brazil	2
Other[1]	10

[1]

Other includes a 1% or less investment in each of the following countries: India, Italy, Jersey, Norway, Belgium, Indonesia, Spain, Israel, Taiwan, United States, South Africa, Argentina, Malaysia, Thailand, and Gibraltar.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.95%	18.08%	N/A	(4.13)%	N/A	12.64%	N/A
Service	0.67	17.48	N/A	(4.50)	N/A	12.26	N/A
Investor A	0.77	17.74	11.57%	(4.40)	(5.43)%	12.27	11.67%
Investor B	0.31	16.72	12.22	(5.16)	(5.47)	11.58	11.58
Investor C	0.38	16.83	15.83	(5.14)	(5.14)	11.42	11.42
MSCI All Country World Index (ACWI) Ex-US	(0.77)	14.48	N/A	(4.12)	N/A	9.84	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.50	$6.43	$1,000.00	$1,018.60	$6.46	1.28%
Service	$1,000.00	$1,006.70	$9.03	$1,000.00	$1,016.00	$9.07	1.80%
Investor A	$1,000.00	$1,007.70	$7.98	$1,000.00	$1,017.05	$8.02	1.59%
Investor B	$1,000.00	$1,003.10	$12.37	$1,000.00	$1,012.65	$12.43	2.47%
Investor C	$1,000.00	$1,003.80	$11.67	$1,000.00	$1,013.35	$11.73	2.33%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	9

Fund Summary as of September 30, 2012	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended September 30, 2012, the Fund generated a positive double-digit return, but underperformed its benchmark, the NYSE Arca Tech 100 IndexSM.

What factors influenced performance?

—

The largest contribution to the Fund’s performance resulted from stock selection within the internet software & services, software and information technology (“IT”) services industries. Google, Inc. (internet software & services) had the greatest positive impact on the Fund’s return as investors valued its strong cash flow metrics and leadership position in the growing mobile internet search business. Two of the Fund’s software holdings drove returns higher as the market reacted positively to Ariba, Inc.’s agreement to a takeover offer from SAP AG during the period. Like other software players, SAP AG is pushing more aggressively towards bolstering its capabilities to take advantage of what are likely to be multi-year trends in cloud-computing, software-as-a-service (“SaaS”) and business analytics. These same trends helped drive performance for best-in-class consulting firm Accenture Plc (IT services) and relationship management service firm Salesforce.com, Inc. (software), both of which were notable contributors to the Fund’s return for the period.

—

Relative to the benchmark index, the Fund’s underperformance resulted from positioning in the computers & peripherals industry. An underweight to computer hardware stocks in the fourth quarter of 2011 had a negative impact on relative performance as this segment staged a sharp rebound despite anemic global growth conditions, with many of the consumer-centric names like Apple, Inc. delivering particularly strong returns. Additionally, the Fund missed owning standout performers in the computer & peripherals space such as Seagate Technology Plc and Western Digital Corp. Dynamic industry pricing for hard disk drives pushed both of these stocks higher despite concerns about demand for personal computers trending downward. Elsewhere, the Fund’s positioning in semiconductors detracted from returns, as macro uncertainty translated into lower utilization rates for semiconductors overall, while at the same time, increased competition pressured profit margins.

Describe recent portfolio activity.

—

During the 12-month period, the Fund increased exposure to the IT services industry by adding to holdings in data processing & outsourced services. The Fund also added exposure to communications equipment and semiconductor names. These purchases were offset by reduced holdings of IT consulting names in the IT services industry, systems software and computer hardware stocks.

Describe portfolio positioning at period end.

—

The Fund’s positioning at the end of the period reflected a positive, yet conservative, outlook for the world economy as well as expectations for continued market volatility. Investor demand for higher-quality equities remained strong despite recent historically high valuation spreads for these stocks. While Fund management anticipates a modest rate of economic expansion, headwinds for global economic growth remain significant, and therefore, the Fund’s holdings were carefully diversified across IT companies with defensive and cyclical characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	11%
Cisco Systems, Inc.	5
Google, Inc., Class A	4
Amazon.com, Inc.	4
Visa, Inc., Class A	3
QUALCOMM, Inc.	3
Salesforce.com, Inc.	3
NetApp, Inc.	3
eBay, Inc.	3
ACI Worldwide, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Software	20%
Semiconductors & Semiconductor Equipment	18
Computers & Peripherals	15
IT Services	14
Communications Equipment	13
Internet Software & Services	9
Internet & Catalog Retail	7
Electronic Equipment, Instruments & Components	3
Other[1]	1

[1]	Other includes a 1% or less investment in each of the following industries: Biotechnology, Pharmaceuticals and Diversified Consumer Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]

A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.27)%	16.26%	N/A	2.08%	N/A	10.77%	N/A
Service	(6.31)	16.11	N/A	1.81	N/A	10.47	N/A
Investor A	(6.31)	15.84	9.82%	1.70	0.62%	10.32	9.72%
Investor B	(6.72)	14.97	10.47	0.81	0.42	9.63	9.63
Investor C	(6.84)	14.86	13.86	0.79	0.79	9.41	9.41
Class R	(6.53)	15.54	N/A	1.38	N/A	9.96	N/A
NYSE Arca Tech 100 IndexSM	(0.73)	30.18	N/A	6.56	N/A	13.55	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$937.30	$ 6.73	$1,000.00	$1,018.05	$ 7.01	1.39%
Service	$1,000.00	$936.90	$ 7.60	$1,000.00	$1,017.15	$ 7.92	1.57%
Investor A	$1,000.00	$936.90	$ 8.13	$1,000.00	$1,016.60	$ 8.47	1.68%
Investor B	$1,000.00	$932.80	$11.94	$1,000.00	$1,012.65	$12.43	2.47%
Investor C	$1,000.00	$931.60	$12.41	$1,000.00	$1,012.15	$12.93	2.57%
Class R	$1,000.00	$934.70	$ 9.82	$1,000.00	$1,014.85	$10.23	2.03%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	11

Fund Summary as of September 30, 2012	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended September 30, 2012, the Fund generated a positive double-digit return, but underperformed its benchmark, the Russell Midcap® Index.

What factors influenced performance?

—

The largest positive contributor to performance was the Fund’s exposure to the recovery in the US housing market. An upturn in US home prices suggested significant positive effects for US jobs growth, durable goods purchases, consumer confidence and credit creation. During the period, the Fund benefited from its investments in homebuilders, household products and specialty chemicals companies involved in paints and coatings.

—

Relative to the benchmark index, the Fund’s underperformance was largely attributable to stock selection in information technology (“IT”), and to a lesser degree, financials and health care. Within IT, the Fund’s semiconductor holdings were the largest drag on relative returns. Macroeconomic uncertainty has translated into lower utilization rates for semiconductors overall, while at the same time, increased competition has pressured profit margins. Elsewhere within the IT sector, software stocks struggled during the period, with inconsistent enterprise spending being most problematic as corporate officers remain reluctant to commit large sums of capital amid macroeconomic and public policy uncertainties. In financials, a sharp rebound in banking and consumer finance stocks was spurred by a slowly healing US economy and improving consumer demand. Investments in higher-quality regional banks with excess capital and strong reserves led to strong absolute returns in the Fund. However, underexposure to dedicated mortgage lenders and servicers hurt relative performance. Lastly, in health care, stock selection within the equipment and pharmaceuticals segments hindered returns.

Describe recent portfolio activity.

—

During the 12-month period, the Fund took advantage of the broad market advance to reposition its investments. In the defensive sectors, the Fund added to health care while reducing exposure to consumer staples and utilities. Among cyclical stocks, the Fund added to higher-quality industrials and increased exposure to positive trends in deep-water energy development and liquefied natural gas infrastructure spending. The Fund reduced its position in transportation stocks and closely monitored overall trends in consumer cyclical stocks.

Describe portfolio positioning at period end.

—

At period end, the Fund’s positioning reflected a positive, yet conservative, outlook for the world economy as well as expectations for continued market volatility. Investor demand for higher-quality equities remained strong despite recent historically high valuation spreads for these stocks. While Fund management anticipates a modest rate of economic expansion, headwinds for global economic growth remain significant, and therefore, the Fund’s holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
SBA Communications Corp., Class A	2%
NetApp, Inc.	1
Liberty Global, Inc., Class A	1
Federal Realty Investment Trust	1
Ingersoll-Rand Plc	1
United Rentals, Inc.	1
Rayonier, Inc.	1
KeyCorp	1
Teradata Corp.	1
Rowan Cos. Plc, Class A	1

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	20%
Financials	19
Information Technology	14
Health Care	12
Industrials	11
Energy	7
Materials	6
Utilities	5
Consumer Staples	4
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2012

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

A market index that measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.52)%	20.40%	N/A	2.33%	N/A	12.27%	N/A
Service	(2.77)	19.80	N/A	1.86	N/A	11.82	N/A
Investor A	(2.72)	19.82	13.52%	1.83	0.74%	11.76	11.16%
Investor B	(3.12)	18.87	14.37	1.05	0.69	11.10	11.10
Investor C	(3.09)	18.94	17.94	1.08	1.08	10.94	10.94
Russell Midcap® Index	0.94	28.03	N/A	2.24	N/A	11.18	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$974.80	$5.09	$1,000.00	$1,019.85	$5.20	1.03%
Service	$1,000.00	$972.30	$7.45	$1,000.00	$1,017.45	$7.62	1.51%
Investor A	$1,000.00	$972.80	$7.20	$1,000.00	$1,017.70	$7.36	1.46%
Investor B	$1,000.00	$968.80	$11.22	$1,000.00	$1,013.60	$11.48	2.28%
Investor C	$1,000.00	$969.10	$10.93	$1,000.00	$1,013.90	$11.18	2.22%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	13

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Share fees.

—	Investor A Shares are subject to a maximum initial sales charge (frontend load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to

September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Health Sciences Opportunities for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	15

Schedule of Investments September 30, 2012	BlackRock Global Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina – 0.5%
Arcos Dorados Holdings, Inc.	104,200	$1,607,806

Australia – 1.7%
Australia & New Zealand Banking Group Ltd.	51,700	1,321,226
BHP Billiton Ltd.	47,900	1,636,689
Newcrest Mining Ltd.	56,300	1,692,441
PanAust Ltd.	260,300	819,405

		5,469,761

Belgium – 0.9%
Anheuser-Busch InBev NV	35,478	3,035,095

Brazil – 0.4%
Banco Bradesco SA, Preference Shares	82,600	1,323,800

Canada – 1.6%
Saputo, Inc.	43,800	1,882,362
The Toronto-Dominion Bank	19,900	1,659,649
TransCanada Corp.	32,900	1,497,250

		5,039,261

China – 0.5%
China Construction Bank Corp., H Shares	2,346,800	1,618,565

France – 4.0%
Arkema SA	9,600	898,583
BNP Paribas SA	23,280	1,103,730
Danone SA	40,000	2,461,161
LVMH Moet Hennessy Louis Vuitton SA	10,300	1,546,217
Sanofi SA	45,800	3,919,403
Technip SA	28,600	3,177,793

		13,106,887

Germany – 4.6%
Allianz SE	18,700	2,230,227
Continental AG	11,300	1,108,242
Daimler AG	29,500	1,431,799
Deutsche Bank AG	63,700	2,523,121
Deutsche Lufthansa AG	141,300	1,917,593
GSW Immobilien AG	17,000	631,229
Merck KGaA	12,800	1,580,070
SAP AG - ADR	24,700	1,761,851
Volkswagen AG, Preference Shares	8,800	1,609,039

		14,793,171

Hong Kong – 2.0%
AIA Group Ltd.	901,500	3,340,447
BOC Hong Kong Holdings Ltd.	543,500	1,718,872
Wharf Holdings Ltd.	186,800	1,291,685

		6,351,004

India – 0.9%
ICICI Bank Ltd.	91,500	1,767,993
Jubilant Foodworks Ltd. (a)	50,316	1,306,175

		3,074,168

Common Stocks	Shares	Value
Indonesia – 0.8%
Bank Mandiri Tbk PT	1,806,000	$1,541,078
Tower Bersama Infrastructure Tbk PT (a)	2,175,500	1,010,291

		2,551,369

Ireland – 2.6%
Accenture Plc, Class A	33,900	2,374,017
Experian Plc	168,400	2,803,990
Ingersoll-Rand Plc	70,400	3,155,328

		8,333,335

Italy – 0.7%
ENI SpA	65,100	1,427,218
Intesa Sanpaolo SpA	490,700	748,241

		2,175,459

Japan – 4.2%
Bridgestone Corp.	51,700	1,199,039
Hino Motors Ltd.	236,000	1,544,933
Honda Motor Co. Ltd.	55,300	1,709,066
ORIX Corp.	18,000	1,802,874
Softbank Corp.	54,800	2,215,648
Sumitomo Mitsui Financial Group, Inc.	48,900	1,523,635
Tokio Marine Holdings, Inc.	90,300	2,297,827
Yahoo Japan Corp.	3,810	1,449,520

		13,742,542

Mexico – 1.2%
Fomento Economico Mexicano SAB de CV - ADR	20,300	1,867,194
Fresnillo Plc	67,800	2,035,032
Grupo Financiero Santander Mexico SAB de CV, Class B - ADR (a)	7,400	101,380

		4,003,606

Netherlands – 1.6%
Royal Dutch Shell Plc, A Shares	109,800	3,801,760
Unilever NV	38,600	1,368,989

		5,170,749

Norway – 2.2%
Seadrill Ltd.	80,500	3,162,409
Statoil ASA	160,800	4,149,700

		7,312,109

Russia – 0.5%
Magnit OJSC - GDR	48,600	1,651,914

Singapore – 1.0%
Keppel Corp. Ltd.	363,000	3,356,222

South Korea – 0.6%
Samsung Electronics Co. Ltd.	1,525	1,837,775

Sweden – 2.9%
Electrolux AB, Series B	43,606	1,077,486

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	HKD	Hong Kong Dollar
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD	US Dollar
GDR	Global Depositary Receipts	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Svenska Cellulosa AB, B Shares	371,538	$6,907,583
Volvo AB, B Shares	108,400	1,522,961

		9,508,030

Switzerland – 2.2%
GAM Holding AG	121,100	1,580,421
Roche Holding AG	21,800	4,077,618
Xstrata Plc	96,600	1,498,559

		7,156,598

Taiwan – 0.5%
First Financial Holding Co. Ltd.	2,450,826	1,510,943

Thailand – 0.5%
Bangkok Bank Pcl	264,200	1,660,910

United Kingdom – 9.7%
Afren Plc (a)	1,124,300	2,554,606
Antofagasta Plc	67,936	1,389,432
APR Energy Plc	17,269	232,988
AstraZeneca Plc	28,000	1,336,864
Aveva Group Plc	24,400	776,362
Babcock International Group Plc	57,000	854,644
Barclays Plc	644,500	2,238,102
British American Tobacco Plc	83,000	4,264,837
Diageo Plc	88,100	2,480,741
HSBC Holdings Plc	233,383	2,168,078
Inmarsat Plc	165,900	1,583,944
National Grid Plc	207,900	2,293,323
Subsea 7 SA	200,809	4,638,565
Unilever Plc	42,600	1,555,413
Vodafone Group Plc - ADR	105,600	3,009,072

		31,376,971

United States – 51.0%
Abbott Laboratories	38,500	2,639,560
Air Products & Chemicals, Inc.	19,400	1,604,380
Amazon.com, Inc. (a)	7,400	1,881,968
American Electric Power Co., Inc.	49,600	2,179,424
Amgen, Inc.	49,300	4,156,976
Apple, Inc.	10,400	6,939,504
AT&T Inc.	86,700	3,268,590
Capital One Financial Corp.	6,800	387,668
Cardinal Health, Inc.	37,400	1,457,478
Celgene Corp. (a)	48,000	3,667,200
Cisco Systems, Inc.	133,914	2,556,418
Citigroup, Inc.	34,460	1,127,531
Comcast Corp., Class A	61,900	2,214,163
ConAgra Foods, Inc.	73,217	2,020,057
Costco Wholesale Corp.	29,700	2,973,713
Crown Holdings, Inc. (a)	49,300	1,811,775
CSX Corp.	115,600	2,398,700
DIRECTV (a)	33,700	1,767,902
Dominion Resources, Inc.	37,800	2,001,132
Eaton Corp.	59,400	2,807,244
eBay, Inc. (a)	68,900	3,335,449
Eli Lilly & Co.	77,700	3,683,757
EMC Corp. (a)	35,700	973,539
Express Scripts Holding Co. (a)	33,100	2,074,377
Exxon Mobil Corp.	75,400	6,895,330
F5 Networks, Inc. (a)	12,621	1,321,419
Federal Realty Investment Trust	14,500	1,526,850
FedEx Corp.	28,900	2,445,518
The Gap, Inc.	55,300	1,978,634

Common Stocks	Shares	Value
United States (concluded)
The Goldman Sachs Group, Inc.	18,400	$2,091,712
Google, Inc., Class A (a)	5,000	3,772,500
The Hain Celestial Group, Inc. (a)	12,558	791,154
International Paper Co.	58,900	2,139,248
Intuit, Inc.	27,100	1,595,648
JPMorgan Chase & Co.	84,400	3,416,512
KeyCorp	316,300	2,764,462
Mondelez International, Inc.	63,500	2,625,725
Las Vegas Sands Corp.	35,700	1,655,409
Liberty Global, Inc., Class A (a)	34,600	2,101,950
Linear Technology Corp.	45,295	1,442,646
Lowe’s Cos., Inc.	72,800	2,201,472
Merck & Co., Inc.	71,800	3,238,180
MetLife, Inc.	53,400	1,840,164
Microsoft Corp.	52,900	1,575,362
Monsanto Co.	26,300	2,393,826
The NASDAQ OMX Group, Inc.	65,900	1,535,141
National Oilwell Varco, Inc.	39,900	3,196,389
NetApp, Inc. (a)	87,314	2,870,884
NII Holdings, Inc. (a)	20,500	160,925
NIKE, Inc., Class B	15,800	1,499,578
Owens Corning (a)	56,300	1,883,798
PartnerRe Ltd.	21,100	1,567,308
Perrigo Co.	11,300	1,312,721
PPL Corp.	70,400	2,045,120
Ralcorp Holdings, Inc. (a)	10,475	764,675
Reynolds American, Inc.	35,900	1,555,906
Riverbed Technology, Inc. (a)	73,608	1,712,858
Rockwell Automation, Inc.	25,600	1,780,480
Rowan Cos. Plc, Class A (a)	87,600	2,958,252
Schlumberger Ltd.	40,700	2,943,831
SPX Corp.	34,200	2,237,022
Teradata Corp. (a)	38,521	2,904,869
Time Warner, Inc.	78,200	3,544,806
United Rentals, Inc. (a)	76,325	2,496,591
Verizon Communications, Inc.	52,500	2,392,425
Vertex Pharmaceuticals, Inc. (a)	27,100	1,516,245
Visa, Inc., Class A	25,100	3,370,428
Wells Fargo & Co.	145,400	5,020,662
Weyerhaeuser Co.	35,314	923,108
Whirlpool Corp.	26,100	2,163,951
Xilinx, Inc.	48,600	1,623,726

		165,723,925

Total Long-Term Investments
(Cost – $288,801,664) – 99.3%		322,491,975

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	1,615,812	1,615,812

Total Short-Term Securities
(Cost – $1,615,812) – 0.5%		1,615,812

Total Investments (Cost – $290,417,476) – 99.8%		324,107,787

Other Assets Less Liabilities – 0.2%		749,301

Net Assets – 100.0%		$324,857,088

(a)	Non-income producing security.
(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,695,511	(3,079,699)	1,615,812	$5,582	$199

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
AUD	1,574,000	USD	1,640,108	UBS AG	10/02/12	$(7,396)
AUD	6,285,000	USD	6,511,159	Citigroup, Inc.	10/17/12	(3,765)
AUD	176,000	USD	181,005	Citigroup, Inc.	10/17/12	1,223
AUD	6,592,000	USD	6,614,670	UBS AG	10/17/12	210,587
CAD	625,000	USD	622,024	BNP Paribas SA	10/17/12	13,459
CAD	477,000	USD	483,889	Citigroup, Inc.	10/17/12	1,112
CAD	1,745,000	USD	1,766,017	Citigroup, Inc.	10/17/12	8,250
CAD	717,000	USD	716,602	Citigroup, Inc.	10/17/12	12,424
CAD	5,673,000	USD	5,556,845	Citigroup, Inc.	10/17/12	211,302
CAD	570,000	USD	576,521	UBS AG	10/17/12	3,039
CHF	269,000	USD	281,675	Citigroup, Inc.	10/17/12	4,450
CHF	1,381,000	USD	1,462,219	Citigroup, Inc.	10/17/12	6,698
CHF	1,404,000	USD	1,437,567	UBS AG	10/17/12	55,814
CHF	6,340,000	USD	6,454,030	UBS AG	10/17/12	289,586
DKK	8,120,000	USD	1,334,812	UBS AG	10/17/12	65,351
EUR	363,000	USD	462,260	Citigroup, Inc.	10/17/12	4,304
EUR	107,000	USD	131,673	Citigroup, Inc.	10/17/12	5,854
EUR	2,550,000	USD	3,268,616	Citigroup, Inc.	10/17/12	8,901
EUR	1,098,000	USD	1,347,511	Citigroup, Inc.	10/17/12	63,750
EUR	1,732,000	USD	2,144,268	Citigroup, Inc.	10/17/12	81,873
EUR	1,443,000	USD	1,784,135	Deutsche Bank AG	10/17/12	70,554
EUR	468,000	USD	604,148	UBS AG	10/17/12	(2,627)
EUR	3,000,000	USD	3,841,422	UBS AG	10/17/12	14,480
EUR	486,000	USD	600,287	UBS AG	10/17/12	24,369
GBP	315,000	USD	506,635	Citigroup, Inc.	10/17/12	1,998
GBP	1,029,000	USD	1,603,357	Citigroup, Inc.	10/17/12	58,175
GBP	6,549,000	USD	10,144,257	UBS AG	10/17/12	430,451
HKD	3,643,000	USD	469,890	Citigroup, Inc.	10/17/12	(69)
HKD	414,000	USD	53,395	Citigroup, Inc.	10/17/12	(3)
HKD	791,000	USD	101,991	Citigroup, Inc.	10/17/12	21
HKD	12,878,000	USD	1,660,750	Citigroup, Inc.	10/17/12	67
HKD	10,530,000	USD	1,357,783	Citigroup, Inc.	10/17/12	223
HKD	9,483,000	USD	1,222,684	Citigroup, Inc.	10/17/12	294
HKD	9,245,000	USD	1,192,041	UBS AG	10/17/12	244
JPY	12,835,000	USD	163,798	Citigroup, Inc.	10/17/12	695
JPY	15,687,000	USD	199,444	Citigroup, Inc.	10/17/12	1,600

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
JPY	72,761,000	USD	930,898	Citigroup, Inc.	10/17/12	$1,608
JPY	63,621,000	USD	809,308	Citigroup, Inc.	10/17/12	6,059
JPY	12,549,000	USD	160,764	Deutsche Bank AG	10/17/12	64
JPY	76,084,000	USD	966,928	Deutsche Bank AG	10/17/12	8,165
JPY	107,000,000	USD	1,369,363	UBS AG	10/17/12	1,949
JPY	104,411,000	USD	1,329,704	UBS AG	10/17/12	8,428
JPY	395,310,000	USD	4,993,942	UBS AG	10/17/12	72,353
MXN	38,867,000	USD	2,868,330	UBS AG	10/17/12	144,794
SEK	5,227,000	USD	779,678	UBS AG	10/17/12	15,596
SGD	2,018,000	USD	1,591,202	UBS AG	10/17/12	53,150
USD	3,063,763	AUD	2,970,000	Citigroup, Inc.	10/17/12	(11,330)
USD	3,774,758	AUD	3,622,000	Citigroup, Inc.	10/17/12	24,594
USD	1,637,912	AUD	1,574,000	UBS AG	10/17/12	8,216
USD	866,560	CAD	870,000	Goldman Sachs Group, Inc.	10/17/12	(18,032)
USD	352,231	CHF	345,000	Citigroup, Inc.	10/17/12	(14,732)
USD	1,424,098	CHF	1,404,000	Royal Bank of Scotland Group Plc	10/17/12	(69,283)
USD	1,601,179	CHF	1,486,000	Royal Bank of Scotland Group Plc	10/17/12	20,578
USD	1,234,819	CHF	1,208,000	UBS AG	10/17/12	(50,084)
USD	250,599	CHF	245,000	UBS AG	10/17/12	(9,998)
USD	976,035	EUR	790,000	Citigroup, Inc.	10/17/12	(39,353)
USD	939,973	EUR	720,000	Citigroup, Inc.	10/17/12	14,556
USD	1,242,526	EUR	945,000	Citigroup, Inc.	10/17/12	27,916
USD	20,737,081	EUR	16,994,000	UBS AG	10/17/12	(1,105,320)
USD	1,725,144	EUR	1,404,000	UBS AG	10/17/12	(79,418)
USD	851,089	EUR	695,000	UBS AG	10/17/12	(42,195)
USD	742,801	EUR	605,000	UBS AG	10/17/12	(34,806)
USD	456,943	EUR	373,000	UBS AG	10/17/12	(22,474)
USD	2,669,299	EUR	2,060,000	UBS AG	10/17/12	21,579
USD	3,265,550	GBP	2,040,000	Citigroup, Inc.	10/17/12	(28,449)
USD	978,331	GBP	620,000	Citigroup, Inc.	10/17/12	(22,787)
USD	512,731	GBP	328,000	Citigroup, Inc.	10/17/12	(16,893)
USD	395,451	GBP	252,000	Citigroup, Inc.	10/17/12	(11,455)
USD	212,295	GBP	136,000	Citigroup, Inc.	10/17/12	(7,305)
USD	212,623	GBP	136,000	Citigroup, Inc.	10/17/12	(6,977)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
USD	104,796	GBP	67,000	Citigroup, Inc.	10/17/12	$(3,389)
USD	80,680	GBP	52,000	Citigroup, Inc.	10/17/12	(3,284)
USD	38,853	GBP	25,000	Citigroup, Inc.	10/17/12	(1,515)
USD	160,773	GBP	99,000	Citigroup, Inc.	10/17/12	917
USD	1,593,812	GBP	1,026,000	UBS AG	10/17/12	(62,876)
USD	747,257	GBP	478,000	UBS AG	10/17/12	(24,572)
USD	712,499	GBP	454,000	UBS AG	10/17/12	(20,578)
USD	186,226	GBP	118,000	UBS AG	10/17/12	(4,309)
USD	193,525	GBP	122,000	UBS AG	10/17/12	(3,469)
USD	148,056	GBP	93,000	UBS AG	10/17/12	(2,112)
USD	96,866	GBP	61,000	UBS AG	10/17/12	(1,631)
USD	1,236,247	HKD	9,588,000	Royal Bank of Scotland Group Plc	10/17/12	(273)
USD	270,266	HKD	2,096,000	UBS AG	10/17/12	(46)
USD	270,298	JPY	21,122,000	Citigroup, Inc.	10/17/12	(402)
USD	965,142	JPY	75,207,275	UBS AG	10/17/12	1,285
USD	518,184	NOK	3,027,000	Citigroup, Inc.	10/17/12	(9,810)
USD	3,584,704	NOK	21,341,000	Credit Suisse Group AG	10/17/12	(137,765)
USD	2,150,101	NOK	13,226,000	UBS AG	10/17/12	(156,885)
USD	803,009	NOK	4,916,000	UBS AG	10/17/12	(54,479)
USD	801,069	NOK	4,870,000	UBS AG	10/17/12	(48,396)
USD	1,103,867	NOK	6,558,000	UBS AG	10/17/12	(40,032)
USD	845,792	NOK	4,914,000	UBS AG	10/17/12	(11,347)
USD	242,460	NOK	1,444,000	UBS AG	10/17/12	(9,414)
USD	397,920	SEK	2,784,000	Citigroup, Inc.	10/17/12	(25,658)
USD	204,829	SEK	1,448,000	Citigroup, Inc.	10/17/12	(15,480)
USD	1,936,912	SEK	12,825,000	Citigroup, Inc.	10/17/12	(14,378)
USD	76,059	SEK	528,000	Citigroup, Inc.	10/17/12	(4,275)
USD	489,205	SEK	3,281,000	Credit Suisse Group AG	10/17/12	(9,990)
USD	895,925	SEK	6,331,000	UBS AG	10/17/12	(67,320)
USD	513,613	SEK	3,624,000	UBS AG	10/17/12	(37,769)
USD	462,365	SEK	3,283,000	UBS AG	10/17/12	(37,135)
USD	884,174	SEK	5,862,000	UBS AG	10/17/12	(7,714)
USD	154,919	SEK	1,038,000	UBS AG	10/17/12	(3,010)
USD	172,671	SEK	1,146,000	UBS AG	10/17/12	(1,690)
USD	188,759	SGD	238,000	Deutsche Bank AG	10/17/12	(5,174)
USD	1,002,680	SGD	1,256,000	UBS AG	10/17/12	(20,762)
USD	684,541	SGD	863,000	UBS AG	10/17/12	(18,668)
USD	641,078	SGD	794,000	UBS AG	10/17/12	(5,906)
USD	83,504	SGD	104,000	UBS AG	10/17/12	(1,240)

Total	$(394,549)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	19

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,607,806	–	–	$1,607,806
Australia	–	$5,469,761	–	5,469,761
Belgium	–	3,035,095	–	3,035,095
Brazil	1,323,800	–	–	1,323,800
Canada	5,039,261	–	–	5,039,261
China	–	1,618,565	–	1,618,565
France	–	13,106,887	–	13,106,887
Germany	1,761,851	13,031,320	–	14,793,171
Hong Kong	–	6,351,004	–	6,351,004
India	–	3,074,168	–	3,074,168
Indonesia	–	2,551,369	–	2,551,369
Ireland	5,529,345	2,803,990	–	8,333,335
Italy	–	2,175,459	–	2,175,459
Japan	–	13,742,542	–	13,742,542
Mexico	1,968,574	2,035,032	–	4,003,606
Netherlands	–	5,170,749	–	5,170,749
Norway	–	7,312,109	–	7,312,109
Russia	–	1,651,914	–	1,651,914
Singapore	–	3,356,222	–	3,356,222
South Korea	–	1,837,775	–	1,837,775
Sweden	–	9,508,030	–	9,508,030
Switzerland	–	7,156,598	–	7,156,598
Taiwan	–	1,510,943	–	1,510,943
Thailand	–	1,660,910	–	1,660,910
United Kingdom	3,242,060	28,134,911	–	31,376,971
United States	165,723,925	–	–	165,723,925
Short-Term Securities	1,615,812	–	–	1,615,812

Total	$187,812,434	$136,295,353	–	$324,107,787

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$2,082,955	–	$2,082,955
Liabilities:
Foreign currency exchange contracts	$(7,396)	(2,470,108)	–	(2,477,504)

Total	$(7,396)	$(387,153)	–	$(394,549)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$30,659	–	–	$30,659
Foreign currency at value	539,637	–	–	539,637

Total	$570,296	–	–	$570,296

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 28.9%
3SBio, Inc. - ADR (a)	165,771	$2,153,365
Achillion Pharmaceuticals, Inc. (a)	205,902	2,143,440
Acorda Therapeutics, Inc. (a)(b)	576,900	14,774,409
Actelion Ltd.	184,615	9,253,982
Alexion Pharmaceuticals, Inc. (a)	640,224	73,241,626
Alnylam Pharmaceuticals, Inc. (a)	217,861	4,093,608
Amgen, Inc.	1,031,010	86,934,763
ARIAD Pharmaceuticals, Inc. (a)	930,785	22,548,267
Biogen Idec, Inc. (a)	363,659	54,268,833
BioMarin Pharmaceutical, Inc. (a)	259,800	10,462,146
Celgene Corp. (a)	995,200	76,033,280
ChemoCentryx, Inc. (a)	145,639	1,693,782
CSL Ltd.	167,900	7,985,964
Cubist Pharmaceuticals, Inc. (a)(b)	376,900	17,970,592
Exelixis, Inc. (a)(b)	633,000	3,051,060
Genmab A/S (a)	320,446	4,013,883
Gilead Sciences, Inc. (a)	735,928	48,814,104
Incyte Corp. Ltd. (a)(b)	504,900	9,113,445
Infinity Pharmaceuticals, Inc. (a)	213,800	5,034,990
Medivation, Inc. (a)(b)	558,600	31,482,696
Momenta Pharmaceuticals, Inc. (a)(b)	354,100	5,159,237
Pharmacyclics, Inc. (a)	287,352	18,534,204
Protalix BioTherapeutics, Inc. (a)(b)	966,926	5,008,677
Seattle Genetics, Inc. (a)	662,700	17,859,765
Verastem, Inc. (a)	140,740	1,321,549
Vertex Pharmaceuticals, Inc. (a)(b)	553,470	30,966,647

		563,918,314

Chemicals – 0.5%
Sigma-Aldrich Corp.	130,400	9,384,888

Diversified Consumer Services – 0.6%
Service Corp. International	355,600	4,786,376
Stewart Enterprises, Inc., Class A	767,100	6,439,805

		11,226,181

Food & Staples Retailing – 0.8%
Brazil Pharma SA	890,700	5,369,024
CVS Caremark Corp.	218,600	10,584,612

		15,953,636

Health Care Equipment & Supplies – 13.3%
Align Technology, Inc. (a)(b)	465,433	17,207,058
ArthroCare Corp. (a)	363,400	11,774,160
Baxter International, Inc.	243,700	14,685,362
The Cooper Cos., Inc.	300,900	28,423,014
Covidien Plc	511,400	30,387,388
Cyberonics, Inc. (a)(b)	235,962	12,369,128
DENTSPLY International, Inc.	251,500	9,592,210
Edwards Lifesciences Corp. (a)(b)	138,900	14,913,693
Given Imaging Ltd.	217,669	3,171,437
Intuitive Surgical, Inc. (a)	20,100	9,962,163
Medtronic, Inc.	253,200	10,917,984
ResMed, Inc.	427,400	17,296,878
Sirona Dental Systems, Inc. (a)(b)	344,200	19,605,632
St. Jude Medical, Inc.	300,500	12,660,065
Stryker Corp.	366,200	20,382,692
Thoratec Corp. (a)	303,300	10,494,180
Zimmer Holdings, Inc.	216,200	14,619,444

		258,462,488

Health Care Providers & Services – 17.5%
Aetna, Inc.	417,423	16,529,951
AMERIGROUP Corp. (a)	73,200	6,692,676
AmerisourceBergen Corp.	242,200	9,375,562

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Brookdale Senior Living, Inc. (a)	683,600	$15,873,192
Capital Senior Living Corp. (a)(b)	518,587	7,503,954
Cardinal Health, Inc.	570,300	22,224,591
Catamaran Corp. (a)	292,000	28,607,240
CIGNA Corp.	265,000	12,500,050
Express Scripts Holding Co. (a)	864,947	54,206,228
HCA Holdings, Inc.	314,800	10,467,100
Henry Schein, Inc. (a)(b)	147,714	11,709,289
Humana, Inc.	177,434	12,446,995
Laboratory Corp. of America Holdings (a)(b)	111,800	10,338,146
McKesson Corp.	218,800	18,823,364
Quest Diagnostics, Inc.	266,951	16,932,702
Team Health Holdings, Inc. (a)	318,548	8,642,207
UnitedHealth Group, Inc.	668,782	37,057,211
Universal Health Services, Inc., Class B	350,000	16,005,500
VCA Antech, Inc. (a)(b)	679,213	13,400,872
WellPoint, Inc.	194,433	11,279,058

		340,615,888

Health Care Technology – 0.6%
Cerner Corp. (a)(b)	154,700	11,975,327

Industrial Conglomerates – 0.6%
Koninklijke Philips Electronics NV	490,374	11,448,984

Life Sciences Tools & Services – 5.0%
Agilent Technologies, Inc.	443,600	17,056,420
ICON Plc - ADR (a)	476,300	11,607,431
Illumina, Inc. (a)	210,900	10,165,380
Life Technologies Corp. (a)(b)	310,900	15,196,792
Luminex Corp. (a)(b)	238,700	4,640,328
Mettler-Toledo International, Inc. (a)	32,906	5,618,370
Thermo Fisher Scientific, Inc.	336,000	19,766,880
Waters Corp. (a)(b)	159,475	13,289,052

		97,340,653

Pharmaceuticals – 31.3%
Abbott Laboratories	879,900	60,325,944
Allergan, Inc.	423,400	38,774,972
AstraZeneca Plc	200,700	9,582,449
Bayer AG	134,800	11,591,405
Elan Corp. Plc - ADR (a)	825,800	8,852,576
Eli Lilly & Co.	1,510,500	71,612,805
Forest Laboratories, Inc. (a)	305,100	10,864,611
Hospira, Inc. (a)(b)	337,700	11,083,314
Johnson & Johnson	848,700	58,483,917
Merck & Co., Inc.	1,290,900	58,219,590
Merck KGaA	85,600	10,566,716
Novartis AG	188,800	11,555,224
Perrigo Co.	182,500	21,201,025
Pfizer, Inc.	2,340,640	58,164,904
Roche Holding AG	295,500	55,272,297
Sanofi SA	654,000	55,967,016
Teva Pharmaceutical Industries Ltd. - ADR	333,300	13,801,953
UCB SA	174,100	9,580,472
Valeant Pharmaceuticals International, Inc. (a)	219,000	12,104,130
Watson Pharmaceuticals, Inc. (a)	250,200	21,307,032

		608,912,352

Total Long-Term Investments
(Cost – $1,543,638,508) – 99.1%		1,929,238,711

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	21

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	62,805,555	$62,805,555

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$176,439	176,438,673
Total Short-Term Securities (Cost – $239,244,228) – 12.3%		239,244,228

Value
Total Investments (Cost – $1,782,882,736) – 111.4%	$2,168,482,939
Liabilities in Excess of Other Assets – (11.4)%	(221,964,451)

Net Assets – 100.0%	$1,946,518,488

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	114,422,161	(51,616,606)	62,805,555	$108,379	$321
BlackRock Liquidity Series, LLC Money Market Series	$27,098,498	$149,340,175	$176,438,673	$301,097	–

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
CHF	3,156,000	USD	3,370,405	Citigroup, Inc.	10/02/12	$(14,743)
EUR	1,432,000	USD	1,850,904	Royal Bank of Scotland Group Plc	10/02/12	(10,713)
EUR	404,000	USD	519,588	UBS AG	10/02/12	(428)
GBP	151,000	USD	244,862	Royal Bank of Scotland Group Plc	10/02/12	(1,026)
AUD	332,000	USD	346,176	Citigroup, Inc.	10/03/12	(1,792)
CHF	2,947,000	USD	3,017,458	UBS AG	10/17/12	117,154
EUR	4,273,000	USD	5,244,001	Citigroup, Inc.	10/17/12	248,089
EUR	5,723,000	USD	7,075,957	Deutsche Bank AG	10/17/12	279,819
HKD	1,852,000	USD	238,857	Citigroup, Inc.	10/17/12	(13)
USD	345,744	AUD	332,000	Citigroup, Inc.	10/17/12	1,996
USD	5,098,205	AUD	5,078,000	Deutsche Bank AG	10/17/12	(159,479)
USD	32,331,244	CHF	31,753,000	Citigroup, Inc.	10/17/12	(1,443,207)
USD	15,999,453	CHF	15,671,000	Citigroup, Inc.	10/17/12	(669,191)
USD	2,481,189	CHF	2,430,000	Citigroup, Inc.	10/17/12	(103,509)
USD	3,371,107	CHF	3,156,000	Citigroup, Inc.	10/17/12	14,190

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
USD	4,465,015	CHF	4,402,000	Royal Bank of Scotland Group Plc	10/17/12	$(217,224)
USD	481,648	CHF	475,000	Royal Bank of Scotland Group Plc	10/17/12	(23,592)
USD	10,841,214	CHF	10,599,000	UBS AG	10/17/12	(432,536)
USD	962,121	DKK	5,698,000	Royal Bank of Scotland Group Plc	10/17/12	(20,408)
USD	5,541,159	EUR	4,485,000	Citigroup, Inc.	10/17/12	(223,415)
USD	1,158,602	EUR	940,000	Citigroup, Inc.	10/17/12	(49,581)
USD	1,851,168	EUR	1,432,000	Royal Bank of Scotland Group Plc	10/17/12	10,617
USD	86,923,930	EUR	71,234,000	UBS AG	10/17/12	(4,633,187)
USD	5,992,541	EUR	4,877,000	UBS AG	10/17/12	(275,871)
USD	519,663	EUR	404,000	UBS AG	10/17/12	401
USD	244,847	GBP	151,000	Royal Bank of Scotland Group Plc	10/17/12	1,026
USD	9,062,670	GBP	5,834,000	UBS AG	10/17/12	(357,523)
USD	238,815	HKD	1,852,000	Citigroup, Inc.	10/17/12	(29)
USD	2,342,888	EUR	1,910,000	Royal Bank of Scotland Group Plc	10/22/12	(112,163)

Total						$(8,076,338)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$542,664,485	$21,253,829	–	$563,918,314
Chemicals	9,384,888	–	–	9,384,888
Diversified Consumer Services	11,226,181	–	–	11,226,181
Food & Staples Retailing	15,953,636	–	–	15,953,636
Health Care Equipment & Supplies	258,462,488	–	–	258,462,488
Health Care Providers & Services	340,615,888	–	–	340,615,888
Health Care Technology	11,975,327	–	–	11,975,327
Industrial Conglo- merates	–	11,448,984	–	11,448,984
Life Sciences Tools & Services	97,340,653	–	–	97,340,653
Pharma- ceuticals	444,796,773	164,115,579	–	608,912,352
Short-Term Securities	62,805,555	176,438,673	–	239,244,228

Total	$1,795,225,874	$373,257,065	–	$2,168,482,939

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$673,292	–	$673,292
Liabilities:
Foreign currency exchange contracts	$(28,702)	(8,720,928)	–	(8,749,630)

Total	$(28,702)	$(8,047,636)	–	$(8,076,338)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$789,029	–	–	$789,029
Liabilities:
Collateral on securities loaned at value	–	$(176,438,673)	–	(176,438,673)

Total	$789,029	$(176,438,673)	–	$(175,649,644)

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	23

Schedule of Investments September 30, 2012	BlackRock International Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina – 0.5%
Arcos Dorados Holdings, Inc.	518,800	$8,005,084

Australia – 3.8%
Australia & New Zealand Banking Group Ltd.	950,500	24,290,620
BHP Billiton Ltd.	611,700	20,901,096
CSL Ltd.	119,800	5,698,145
Newcrest Mining Ltd.	448,000	13,467,383

		64,357,244

Belgium – 1.0%
Anheuser-Busch InBev NV	188,979	16,166,898

Brazil – 1.5%
Banco Bradesco SA, Preference Shares	972,300	15,582,699
BRF - Brasil Foods SA	596,400	10,223,159

		25,805,858

Canada – 4.8%
Canadian Natural Resources Ltd.	305,000	9,409,673
Gildan Activewear, Inc.	207,000	6,563,106
Manulife Financial Corp.	652,300	7,862,634
Royal Bank of Canada	216,500	12,451,338
The Toronto-Dominion Bank	118,500	9,882,835
TransCanada Corp.	171,600	7,809,362
Yamana Gold, Inc.	1,402,600	26,793,641

		80,772,589

China – 1.5%
China Construction Bank Corp., H Shares	20,430,300	14,090,580
Tencent Holdings Ltd.	356,800	12,079,709

		26,170,289

France – 6.1%
AXA SA	518,827	7,724,127
BNP Paribas SA	138,870	6,583,977
Danone SA	253,300	15,585,301
LVMH Moet Hennessy Louis Vuitton SA	55,800	8,376,592
Publicis Groupe SA	202,900	11,348,784
Sanofi SA	492,900	42,180,646
Société Generale SA (a)	89,900	2,547,579
Technip SA	74,900	8,322,262

		102,669,268

Germany – 6.6%
Allianz SE	143,000	17,054,678
BASF SE	156,600	13,232,085
Continental AG	40,900	4,011,249
Daimler AG	208,300	10,109,958
Deutsche Bank AG	326,800	12,944,362
Deutsche Lufthansa AG	629,100	8,537,566
Gerry Weber International AG	317,388	13,131,827
Merck KGaA	125,300	15,467,402
SAP AG - ADR	119,800	8,545,334
Volkswagen AG, Preference Shares	45,700	8,356,031

		111,390,492

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	732,575	1,232,734

Hong Kong – 3.2%
AIA Group Ltd.	9,408,100	34,861,072
Melco Crown Entertainment Ltd.- ADR (a)	576,000	7,764,480
REXLot Holdings Ltd.	39,046,100	2,960,530
Wharf Holdings Ltd.	1,288,400	8,909,030

		54,495,112

India – 1.4%
ICICI Bank Ltd.	439,800	8,814,125

Common Stocks	Shares	Value
India (concluded)
ICICI Bank Ltd. - ADR	217,900	$8,746,506
Jubilant Foodworks Ltd. (a)	235,756	6,120,095

		23,680,726

Indonesia – 0.8%
Indofood Sukses Makmur Tbk PT	14,977,700	8,817,430
Tower Bersama Infrastructure Tbk PT (a)	10,000,500	4,644,181

		13,461,611

Ireland – 3.5%
Accenture Plc, Class A	176,800	12,381,304
CRH Plc	1,271,040	24,468,271
Experian Plc	1,394,261	23,215,520

		60,065,095

Israel – 0.7%
Teva Pharmaceutical Industries Ltd. - ADR	277,800	11,503,698

Italy – 1.2%
ENI SpA	601,900	13,195,736
Intesa Sanpaolo SpA	4,873,600	7,431,485

		20,627,221

Japan – 10.2%
Bridgestone Corp.	325,500	7,549,078
The Chiba Bank Ltd.	1,691,000	9,830,168
Daiwa Office Investment Corp.	1,269	4,207,420
Honda Motor Co. Ltd.	273,700	8,458,794
Japan Prime Realty Investment Corp.	1,470	4,431,748
JGC Corp.	436,000	14,520,649
Kubota Corp.	1,428,100	14,412,835
Mitsui Fudosan Co. Ltd.	528,300	10,556,831
ORIX Corp.	107,600	10,777,180
SMC Corp.	70,800	11,394,105
Softbank Corp.	385,400	15,582,312
Sumitomo Mitsui Financial Group, Inc.	473,900	14,765,865
Tokio Marine Holdings, Inc.	419,400	10,672,299
Toyota Motor Corp.	298,200	11,692,220
Yahoo Japan Corp.	18,101	6,886,551
Yamato Holdings Co. Ltd.	420,800	6,655,206
Zeon Corp.	1,643,600	11,428,149

		173,821,410

Jersey – 1.1%
Randgold Resources Ltd.	156,600	19,263,826

Malaysia – 0.4%
Genting Malaysia BHD	5,869,000	6,709,629

Mexico – 2.4%
Alpek SA de CV	1,648,200	4,283,201

Fomento Economico Mexicano SAB de CV - ADR	172,900	15,903,342
Fresnillo Plc	645,500	19,374,830
Grupo Financiero Santander Mexico SAB de CV, Class B - ADR (a)	38,700	530,190

		40,091,563

Netherlands – 4.0%
ASML Holding NV	244,666	13,086,805
NXP Semiconductor NV (a)	343,200	8,583,432
Royal Dutch Shell Plc, A Shares	1,024,000	35,455,398
Unilever NV	324,100	11,494,541

		68,620,176

Norway – 1.0%
Seadrill Ltd.	420,900	16,534,880

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Singapore – 2.9%
Avago Technologies Ltd.	263,124	$9,173,818
DBS Group Holdings Ltd.	967,000	11,294,804
Keppel Corp. Ltd.	1,825,000	16,873,568
Singapore Telecommunications Ltd.	4,773,100	12,428,908

		49,771,098

South Africa – 0.5%
MTN Group Ltd.	472,500	9,121,672

South Korea – 1.5%
Samsung Electronics Co. Ltd.	21,700	26,150,632

Spain – 0.7%
Banco Santander SA (a)	776,200	5,793,871
Telefonica SA	473,900	6,333,982

		12,127,853

Sweden – 4.6%
Electrolux AB, Series B	688,994	17,024,761
Svenska Cellulosa AB, B Shares	1,942,922	36,122,537
Volvo AB, B Shares	1,799,200	25,277,789

		78,425,087

Switzerland – 10.1%
Actelion Ltd	318,520	15,966,082
GAM Holding AG	1,857,400	24,240,081
Nestle SA	539,000	34,009,485
Roche Holding AG	276,400	51,699,705
Sulzer AG	58,600	8,553,857
Swiss Re AG	315,900	20,326,209
Syngenta AG	46,300	17,320,016

		172,115,435

Taiwan – 0.7%
Mega Financial Holding Co. Ltd.	14,273,320	10,945,582

Thailand – 0.4%
Charoen Pokphand Foods Pcl	5,743,700	6,251,265

United Kingdom – 20.7%
Aberdeen Asset Management Plc	2,702,384	13,597,128
Antofagasta Plc	346,881	7,094,437
APR Energy Plc	1,286,301	17,354,382
Ashtead Group Plc	1,370,227	7,189,113
AstraZeneca Plc	482,000	23,013,157
Aveva Group Plc	179,852	5,722,553
Babcock International Group Plc	283,200	4,246,231
Barclays Plc	2,215,500	7,693,583
British American Tobacco Plc	535,200	27,500,494
Clinigen Healthcare Ltd. (a)	1,614,400	4,744,633

Common Stocks	Shares	Value
United Kingdom (concluded)
De La Rue Plc	218,761	$3,580,855
Diageo Plc	509,300	14,340,995
Hargreaves Lansdown Plc	730,304	7,427,667
HSBC Holdings Plc	2,471,599	22,960,629
Inchcape Plc	1,058,320	6,161,753
Intertek Group Plc	187,900	8,330,546
Invensys Plc	2,934,576	11,124,997
Jardine Lloyd Thompson Group Plc	245,756	3,042,412
Meggitt Plc	455,781	2,908,769
National Grid Plc	1,960,900	21,630,481
Rexam Plc	4,925,700	34,657,874
Rotork Plc	206,206	7,549,617
SSE Plc	947,800	21,328,110
Subsea 7 SA	1,001,943	23,144,271
Tullow Oil Plc	535,200	11,872,989
Unilever Plc	320,000	11,683,856
Vodafone Group Plc - ADR	783,400	22,322,983

		352,224,515

United States – 0.6%
NII Holdings, Inc. (a)(b)	144,300	1,132,755
Sirona Dental Systems, Inc. (a)(b)	157,200	8,954,112

		10,086,867

Total Long-Term Investments
(Cost – $1,508,691,032) – 98.5%		1,672,665,409

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	5,622,104	5,622,104

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$4,116	4,115,755

Total Short-Term Securities
(Cost – $9,737,859) – 0.6%		9,737,859

Total Investments (Cost – $1,518,428,891) – 99.1%		1,682,403,268
Other Assets Less Liabilities – 0.9%		15,567,419

Net Assets – 100.0%		$1,697,970,687

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	71,355,791	(65,733,687)	5,622,104	$75,076	$1,306
BlackRock Liquidity Series, LLC Money Market Series	$7,202,388	$(3,086,633)	$4,115,755	$7,128	–

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	25

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unre- alized Appre- ciation (Depre- ciation)
CAD	1,643,000	USD	1,669,290	Royal Bank of Scotland Group Plc	10/01/12	$ 1,267
CHF	1,034,000	USD	1,100,409	Citigroup, Inc.	10/01/12	(993)
EUR	3,162,000	USD	4,070,013	Citigroup, Inc.	10/01/12	(6,685)
SEK	61,497,000	USD	9,368,402	Citigroup, Inc.	10/01/12	(6,418)
USD	1,669,851	CAD	1,643,000	Royal Bank of Scotland Group Plc	10/01/12	(1,393)
USD	5,262,412	GBP	3,241,000	Citigroup, Inc.	10/01/12	28,829
USD	900,644	SGD	1,105,000	Citigroup, Inc.	10/01/12	220
USD	366,011	ZAR	3,035,000	UBS AG	10/01/12	1,359
BRL	33,000,000	USD	16,019,806	Standard Chartered Plc	10/02/12	248,828
BRL	12,000,000	USD	5,904,059	UBS AG	10/02/12	15,290
BRL	45,000,000	USD	22,160,938	UBS AG	10/02/12	36,621
BRL	45,000,000	USD	22,112,479	UBS AG	10/02/12	85,079
CHF	2,900,000	USD	3,097,013	Citigroup, Inc.	10/02/12	(13,547)
JPY	3,700,104	USD	287,783,000	Deutsche Bank AG	10/02/12	12,470
KRW	8,976,020,454	USD	8,052,409	Bank of New York Mellon Corp.	10/02/12	23,728
SEK	20,335,000	USD	3,117,873	Citigroup, Inc.	10/02/12	(22,178)
USD	16,251,354	BRL	33,000,000	Standard Chartered Plc	10/02/12	(26,855)
USD	5,909,583	BRL	12,000,000	UBS AG	10/02/12	(9,765)
USD	22,205,774	BRL	45,000,000	UBS AG	10/02/12	8,215
USD	4,379,100	GBP	2,697,000	Citigroup, Inc.	10/02/12	23,971
USD	20,279,832	NOK	116,317,000	Bank of New York Mellon Corp.	10/02/12	(23,717)
USD	1,684,932	NOK	9,625,000	Citigroup, Inc.	10/02/12	4,853
CHF	2,898,000	USD	3,088,620	Citigroup, Inc.	10/03/12	(7,281)
HKD	35,142,000	USD	4,532,229	Citigroup, Inc.	10/03/12	(146)
USD	20,957,657	EUR	16,287,000	Royal Bank of Scotland Group Plc	10/03/12	28,052
AUD	28,420,000	USD	29,442,665	Citigroup, Inc.	10/17/12	(17,026)
AUD	6,855,000	USD	7,083,957	Citigroup, Inc.	10/17/12	13,606
AUD	816,000	USD	850,650	Royal Bank of Scotland Group Plc	10/17/12	(5,776)
AUD	2,830,000	USD	2,921,050	Royal Bank of Scotland Group Plc	10/17/12	9,090
AUD	32,197,000	USD	32,307,725	UBS AG	10/17/12	1,028,562
CAD	1,061,000	USD	1,094,183	Citigroup, Inc.	10/17/12	(15,388)
CAD	4,478,000	USD	4,542,669	Citigroup, Inc.	10/17/12	10,435
CAD	3,600,000	USD	3,640,022	Citigroup, Inc.	10/17/12	20,357
CAD	3,000,000	USD	3,016,142	Citigroup, Inc.	10/17/12	34,174
CAD	4,997,000	USD	5,034,482	Citigroup, Inc.	10/17/12	46,328
CAD	13,895,000	USD	14,062,356	Citigroup, Inc.	10/17/12	65,690
CAD	39,866,000	USD	39,049,743	Citigroup, Inc.	10/17/12	1,484,888
CAD	7,930,000	USD	8,020,722	UBS AG	10/17/12	42,279
CAD	6,405,300	USD	6,451,967	UBS AG	10/17/12	60,762

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unre- alized Appre- ciation (Depre- ciation)
CHF	1,491,000	USD	1,590,168	Citigroup, Inc.	10/17/12	$(4,248)
CHF	1,575,000	USD	1,667,628	Citigroup, Inc.	10/17/12	7,639
CHF	3,241,000	USD	3,393,714	Citigroup, Inc.	10/17/12	53,614
CHF	1,102,000	USD	1,114,636	Citigroup, Inc.	10/17/12	57,520
CHF	3,100,000	USD	3,166,344	Citigroup, Inc.	10/17/12	131,007
CHF	613,000	USD	654,282	UBS AG	10/17/12	(2,501)
CHF	3,236,000	USD	3,313,367	UBS AG	10/17/12	128,642
CHF	45,387,000	USD	46,203,320	UBS AG	10/17/12	2,073,096
DKK	50,987,000	USD	8,381,537	UBS AG	10/17/12	410,349
EUR	3,690,000	USD	4,536,076	BNP Paribas SA	10/17/12	206,684
EUR	308,000	USD	401,100	Citigroup, Inc.	10/17/12	(5,227)
EUR	125,000	USD	163,091	Citigroup, Inc.	10/17/12	(2,429)
EUR	538,000	USD	685,113	Citigroup, Inc.	10/17/12	6,379
EUR	13,210,000	USD	16,932,710	Citigroup, Inc.	10/17/12	46,113
EUR	6,695,000	USD	8,321,021	Citigroup, Inc.	10/17/12	284,067
EUR	6,560,000	USD	8,128,102	Citigroup, Inc.	10/17/12	303,471
EUR	5,659,000	USD	6,944,957	Citigroup, Inc.	10/17/12	328,560
EUR	11,000,000	USD	13,805,902	Citigroup, Inc.	10/17/12	332,407
EUR	5,218,000	USD	6,758,562	Deutsche Bank AG	10/17/12	(51,863)
EUR	6,803,000	USD	8,411,277	Deutsche Bank AG	10/17/12	332,624
EUR	16,287,000	USD	20,960,524	Royal Bank of Scotland Group Plc	10/17/12	(26,830)
EUR	15,000,000	USD	19,207,110	UBS AG	10/17/12	72,402
EUR	12,884,000	USD	15,913,789	UBS AG	10/17/12	646,027
GBP	7,807,000	USD	12,681,691	Citigroup, Inc.	10/17/12	(75,683)
GBP	3,241,000	USD	5,262,078	Citigroup, Inc.	10/17/12	(28,817)
GBP	2,697,000	USD	4,378,841	Citigroup, Inc.	10/17/12	(23,980)
GBP	7,594,000	USD	12,270,537	Citigroup, Inc.	10/17/12	(8,462)
GBP	5,313,000	USD	8,545,238	Citigroup, Inc.	10/17/12	33,693
GBP	11,406,000	USD	17,772,487	Citigroup, Inc.	10/17/12	644,846
GBP	608,000	USD	953,402	Royal Bank of Scotland Group Plc	10/17/12	28,339
GBP	14,230,000	USD	22,041,957	UBS AG	10/17/12	935,305
HKD	2,172,000	USD	280,009	Citigroup, Inc.	10/17/12	104
HKD	23,209,000	USD	2,992,667	Citigroup, Inc.	10/17/12	491
HKD	229,467,000	USD	29,592,112	Citigroup, Inc.	10/17/12	1,189
HKD	64,919,000	USD	8,370,289	Citigroup, Inc.	10/17/12	2,015
HKD	91,493,000	USD	11,796,530	Citigroup, Inc.	10/17/12	2,901
HKD	11,914,000	USD	1,536,589	Deutsche Bank AG	10/17/12	(95)
HKD	5,285,000	USD	681,550	Royal Bank of Scotland Group Plc	10/17/12	34
HKD	94,262,000	USD	12,154,050	UBS AG	10/17/12	2,485
JPY	235,000,000	USD	3,007,688	Citigroup, Inc.	10/17/12	4,073
JPY	137,571,000	USD	1,758,754	Citigroup, Inc.	10/17/12	4,356
JPY	83,593,000	USD	1,066,801	Citigroup, Inc.	10/17/12	4,528
JPY	212,000,000	USD	2,698,416	Citigroup, Inc.	10/17/12	18,577

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unre- alized Appre- ciation (Depre- ciation)
JPY	462,000,000	USD	5,885,605	Citigroup, Inc.	10/17/12	$ 35,390
JPY	1,279,865,000	USD	16,361,037	Citigroup, Inc.	10/17/12	41,721
JPY	762,366,000	USD	9,739,112	Credit Suisse Group AG	10/17/12	31,375
JPY	269,791,000	USD	3,484,159	Deutsche Bank AG	10/17/12	(26,516)
JPY	287,783,000	USD	3,700,528	Deutsche Bank AG	10/17/12	(12,299)
JPY	80,482,000	USD	1,031,051	Deutsche Bank AG	10/17/12	407
JPY	98,712,000	USD	1,254,500	Deutsche Bank AG	10/17/12	10,593
JPY	494,718,000	USD	6,293,754	Deutsche Bank AG	10/17/12	46,555
JPY	1,600,000,000	USD	20,360,845	Deutsche Bank AG	10/17/12	144,765
JPY	171,289,000	USD	2,191,750	UBS AG	10/17/12	3,491
JPY	124,608,000	USD	1,586,918	UBS AG	10/17/12	10,059
JPY	56,407,000	USD	712,588	UBS AG	10/17/12	10,324
MXN	325,783,000	USD	24,042,330	UBS AG	10/17/12	1,213,660
NOK	116,317,000	USD	20,268,877	Bank of New York Mellon Corp.	10/17/12	20,070
NOK	9,625,000	USD	1,684,033	Citigroup, Inc.	10/17/12	(5,163)
NOK	2,048,000	USD	357,853	Citigroup, Inc.	10/17/12	(624)
SEK	58,418,000	USD	8,713,835	UBS AG	10/17/12	174,308
SGD	1,105,000	USD	900,645	Citigroup, Inc.	10/17/12	(244)
SGD	636,000	USD	509,152	Citigroup, Inc.	10/17/12	9,088
SGD	2,671,000	USD	2,132,535	Credit Suisse Group AG	10/17/12	43,908
SGD	3,000,000	USD	2,376,223	Deutsche Bank AG	10/17/12	68,304
SGD	616,000	USD	500,778	Royal Bank of Scotland Group Plc	10/17/12	1,165
USD	15,834,600	AUD	15,350,000	Citigroup, Inc.	10/17/12	(58,559)
USD	17,557,522	AUD	16,847,000	Citigroup, Inc.	10/17/12	114,393
USD	9,390,063	CAD	9,222,000	Citigroup, Inc.	10/17/12	13,392
USD	10,184,500	CAD	9,930,000	Citigroup, Inc.	10/17/12	87,955
USD	2,500,075	CAD	2,510,000	Goldman Sachs Group, Inc.	10/17/12	(52,023)
USD	17,084,360	CHF	16,632,000	Citigroup, Inc.	10/17/12	(606,463)
USD	7,778,478	CHF	7,618,000	Citigroup, Inc.	10/17/12	(324,497)
USD	17,520,317	CHF	16,764,000	Citigroup, Inc.	10/17/12	(310,909)
USD	7,077,290	CHF	6,932,000	Citigroup, Inc.	10/17/12	(296,014)
USD	6,129,851	CHF	5,951,000	Citigroup, Inc.	10/17/12	(200,000)
USD	7,769,004	CHF	7,432,000	Citigroup, Inc.	10/17/12	(136,130)
USD	3,130,580	CHF	3,056,000	Citigroup, Inc.	10/17/12	(119,970)
USD	1,634,474	CHF	1,578,000	Citigroup, Inc.	10/17/12	(43,984)
USD	1,168,701	CHF	1,140,000	Citigroup, Inc.	10/17/12	(43,873)
USD	1,246,788	CHF	1,212,000	Citigroup, Inc.	10/17/12	(42,370)
USD	1,049,541	CHF	1,024,000	Citigroup, Inc.	10/17/12	(39,649)
USD	1,341,366	CHF	1,297,000	Citigroup, Inc.	10/17/12	(38,204)
USD	1,859,071	CHF	1,776,000	Citigroup, Inc.	10/17/12	(29,993)
USD	499,586	CHF	486,000	Citigroup, Inc.	10/17/12	(17,354)
USD	984,473	CHF	939,000	Citigroup, Inc.	10/17/12	(14,306)
USD	387,038	CHF	366,000	Citigroup, Inc.	10/17/12	(2,262)

Currency Purchased		Currency Sold		Counterparty	Settle- ment Date	Unre- alized Appre- ciation (Depre- ciation)
USD	344,154	CHF	323,000	Citigroup, Inc.	10/17/12	$591
USD	1,100,666	CHF	1,034,000	Citigroup, Inc.	10/17/12	840
USD	654,231	CHF	613,000	Citigroup, Inc.	10/17/12	2,206
USD	1,441,258	CHF	1,350,000	Citigroup, Inc.	10/17/12	5,314
USD	3,089,351	CHF	2,898,000	Citigroup, Inc.	10/17/12	6,860
USD	3,097,658	CHF	2,900,000	Citigroup, Inc.	10/17/12	13,039
USD	6,540,303	CHF	6,448,000	Royal Bank of Scotland Group Plc	10/17/12	(318,188)
USD	1,061,653	CHF	1,047,000	Royal Bank of Scotland Group Plc	10/17/12	(52,001)
USD	20,479,147	CHF	19,006,000	Royal Bank of Scotland Group Plc	10/17/12	263,192
USD	8,029,390	CHF	7,855,000	UBS AG	10/17/12	(325,673)
USD	5,050,846	CHF	4,938,000	UBS AG	10/17/12	(201,516)
USD	653,356	CHF	613,000	UBS AG	10/17/12	1,331
USD	9,059,859	EUR	7,495,000	Citigroup, Inc.	10/17/12	(573,471)
USD	6,838,421	EUR	5,535,000	Citigroup, Inc.	10/17/12	(275,719)
USD	5,983,751	EUR	4,862,000	Citigroup, Inc.	10/17/12	(265,381)
USD	5,417,636	EUR	4,317,000	Citigroup, Inc.	10/17/12	(131,007)
USD	4,309,754	EUR	3,436,000	Citigroup, Inc.	10/17/12	(106,539)
USD	1,276,417	EUR	1,053,000	Citigroup, Inc.	10/17/12	(77,005)
USD	1,465,508	EUR	1,189,000	Citigroup, Inc.	10/17/12	(62,715)
USD	5,121,758	EUR	4,005,000	Citigroup, Inc.	10/17/12	(25,871)
USD	224,331	EUR	174,000	Citigroup, Inc.	10/17/12	688
USD	4,070,683	EUR	3,162,000	Citigroup, Inc.	10/17/12	6,562
USD	4,908,748	EUR	3,760,000	Citigroup, Inc.	10/17/12	76,017
USD	10,531,884	EUR	8,010,000	Citigroup, Inc.	10/17/12	236,625
USD	478,561	EUR	371,000	Royal Bank of Scotland Group Plc	10/17/12	1,715
USD	112,817,826	EUR	92,454,000	UBS AG	10/17/12	(6,013,373)
USD	9,209,369	EUR	7,495,000	UBS AG	10/17/12	(423,961)
USD	2,426,074	EUR	1,976,000	UBS AG	10/17/12	(113,681)
USD	15,993,130	GBP	10,231,000	Citigroup, Inc.	10/17/12	(526,924)
USD	12,487,676	GBP	7,986,000	Citigroup, Inc.	10/17/12	(407,363)
USD	6,840,426	GBP	4,335,000	Citigroup, Inc.	10/17/12	(159,323)
USD	16,904,026	GBP	10,560,000	Citigroup, Inc.	10/17/12	(147,267)
USD	3,499,880	GBP	2,252,000	Citigroup, Inc.	10/17/12	(136,437)
USD	2,529,029	GBP	1,633,000	Citigroup, Inc.	10/17/12	(107,786)
USD	3,599,107	GBP	2,294,000	Citigroup, Inc.	10/17/12	(105,028)
USD	3,018,211	GBP	1,932,000	Citigroup, Inc.	10/17/12	(101,400)
USD	1,641,536	GBP	1,058,000	Citigroup, Inc.	10/17/12	(66,823)
USD	2,256,582	GBP	1,438,000	Citigroup, Inc.	10/17/12	(65,365)
USD	3,123,407	GBP	1,974,000	Citigroup, Inc.	10/17/12	(64,022)
USD	2,641,022	GBP	1,669,000	Citigroup, Inc.	10/17/12	(53,922)
USD	1,412,345	GBP	901,000	Citigroup, Inc.	10/17/12	(42,505)
USD	1,102,843	GBP	706,500	Citigroup, Inc.	10/17/12	(37,947)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settle- ment Date	Unre- alized Appre ciation- (Depre- ciation)
USD	1,105,325	GBP	707,000	Citigroup, Inc.	10/17/12	$(36,272)
USD	2,190,225	GBP	1,377,000	Citigroup, Inc.	10/17/12	(33,225)
USD	2,492,364	GBP	1,564,000	Citigroup, Inc.	10/17/12	(33,036)
USD	639,539	GBP	412,000	Citigroup, Inc.	10/17/12	(25,720)
USD	1,039,784	GBP	655,000	Citigroup, Inc.	10/17/12	(17,849)
USD	550,570	GBP	352,000	Citigroup, Inc.	10/17/12	(17,806)
USD	480,650	GBP	308,000	Citigroup, Inc.	10/17/12	(16,680)
USD	399,421	GBP	247,000	Citigroup, Inc.	10/17/12	589
USD	804,410	GBP	497,000	Citigroup, Inc.	10/17/12	1,901
USD	6,892,124	GBP	4,244,000	Citigroup, Inc.	10/17/12	39,313
USD	956,584	GBP	610,000	Credit Suisse Group AG	10/17/12	(28,387)
USD	7,570,651	GBP	4,885,000	Royal Bank of Scotland Group Plc	10/17/12	(317,186)
USD	6,946,326	GBP	4,365,000	Royal Bank of Scotland Group Plc	10/17/12	(101,865)
USD	275,867	GBP	170,000	Royal Bank of Scotland Group Plc	10/17/12	1,367
USD	12,851,653	GBP	8,189,000	UBS AG	10/17/12	(371,172)
USD	9,057,602	GBP	5,710,000	UBS AG	10/17/12	(162,368)
USD	4,128,673	GBP	2,641,000	UBS AG	10/17/12	(135,765)
USD	4,870,282	GBP	3,086,000	UBS AG	10/17/12	(112,700)
USD	5,126,234	GBP	3,220,000	UBS AG	10/17/12	(73,119)
USD	2,944,102	GBP	1,854,000	UBS AG	10/17/12	(49,562)
USD	4,532,190	HKD	35,142,000	Citigroup, Inc.	10/17/12	88
USD	13,915,384	HKD	107,924,000	Royal Bank of Scotland Group Plc	10/17/12	(3,077)
USD	7,858,236	JPY	624,593,000	Citigroup, Inc.	10/17/12	(146,552)
USD	8,283,588	JPY	647,625,000	Citigroup, Inc.	10/17/12	(16,378)
USD	1,166,727	JPY	91,172,000	Citigroup, Inc.	10/17/12	(1,734)
USD	1,054,114	MXN	13,622,000	Citigroup, Inc.	10/17/12	(1,917)
USD	3,315,076	MXN	42,547,000	Citigroup, Inc.	10/17/12	16,664
USD	1,998,783	NOK	11,676,000	Citigroup, Inc.	10/17/12	(37,839)
USD	5,700,487	NOK	33,937,000	Credit Suisse Group AG	10/17/12	(219,078)
USD	30,607,803	NOK	188,279,000	UBS AG	10/17/12	(2,233,336)
USD	1,592,342	NOK	9,460,000	UBS AG	10/17/12	(57,747)
USD	4,235,845	NOK	24,610,000	UBS AG	10/17/12	(56,829)
USD	395,929	NOK	2,358,000	UBS AG	10/17/12	(15,372)
USD	2,117,812	SEK	14,817,000	Citigroup, Inc.	10/17/12	(136,555)
USD	1,073,090	SEK	7,586,000	Citigroup, Inc.	10/17/12	(81,100)
USD	9,867,299	SEK	65,335,000	Citigroup, Inc.	10/17/12	(73,246)
USD	3,723,800	SEK	24,939,000	Citigroup, Inc.	10/17/12	(70,602)
USD	398,012	SEK	2,763,000	Citigroup, Inc.	10/17/12	(22,371)
USD	2,523,834	SEK	16,697,000	Citigroup, Inc.	10/17/12	(16,570)
USD	9,363,876	SEK	61,497,000	Citigroup, Inc.	10/17/12	7,272
USD	4,266,854	SEK	27,960,000	Citigroup, Inc.	10/17/12	12,815
USD	3,116,428	SEK	20,335,000	Citigroup, Inc.	10/17/12	22,512
USD	689,450	SEK	4,624,000	Credit Suisse Group AG	10/17/12	(14,080)

Currency Purchased		Currency Sold		Counterparty	Settle- ment Date	Unre- alized Appre ciation- (Depre- ciation)
USD	2,708,375	SEK	19,110,000	UBS AG	10/17/12	$(199,160)
USD	2,422,803	SEK	17,203,000	UBS AG	10/17/12	(194,587)
USD	1,126,876	SEK	7,963,000	UBS AG	10/17/12	(84,673)
USD	4,556,467	SEK	30,209,000	UBS AG	10/17/12	(39,752)
USD	850,411	SEK	5,698,000	UBS AG	10/17/12	(16,524)
USD	23,665,692	SGD	30,028,000	Citigroup, Inc.	10/17/12	(802,387)
USD	2,795,231	SGD	3,462,000	UBS AG	10/17/12	(25,752)
ZAR	8,838,000	USD	1,074,196	Citigroup, Inc.	10/17/12	(15,185)
ZAR	3,035,000	USD	365,210	UBS AG	10/17/12	(1,541)

Total	$(6,676,664)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$8,005,084	–	–	$8,005,084
Australia	–	$64,357,244	–	64,357,244
Belgium	–	16,166,898	–	16,166,898
Brazil	25,805,858	–	–	25,805,858
Canada	80,772,589	–	–	80,772,589
China	–	26,170,289	–	26,170,289
France	–	102,669,268	–	102,669,268
Germany	8,545,334	102,845,158	–	111,390,492
Gibraltar	–	1,232,734	–	1,232,734
Hong Kong	7,764,480	46,730,632	–	54,495,112
India	8,746,506	14,934,220	–	23,680,726
Indonesia	–	13,461,611	–	13,461,611
Ireland	12,381,304	47,683,791	–	60,065,095
Israel	11,503,698	–	–	11,503,698
Italy	–	20,627,221	–	20,627,221
Japan	–	173,821,410	–	173,821,410
Jersey	–	19,263,826	–	19,263,826
Malaysia	–	6,709,629	–	6,709,629
Mexico	20,716,733	19,374,830	–	40,091,563
Netherlands	8,583,432	60,036,744	–	68,620,176
Norway	–	16,534,880	–	16,534,880
Singapore	9,173,818	40,597,280	–	49,771,098
South Africa	–	9,121,672	–	9,121,672
South Korea	–	26,150,632	–	26,150,632
Spain	–	12,127,853	–	12,127,853
Sweden	–	78,425,087	–	78,425,087
Switzerland	–	172,115,435	–	172,115,435
Taiwan	–	10,945,582	–	10,945,582
Thailand	–	6,251,265	–	6,251,265
United Kingdom	44,421,998	307,802,517	–	352,224,515
United States	10,086,867	–	–	10,086,867
Short-Term Securities	5,622,104	4,115,755	–	9,737,859
Total	$262,129,805	$1,420,273,463	–	$1,682,403,268

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$160,103	$13,076,811	–	$13,236,914
Liabilities:
Foreign currency exchange contracts	(121,479)	(19,792,099)	–	(19,913,578)
Total	$38,624	$(6,715,288)	–	$(6,676,664)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$11,596,389	–	–	$11,596,389
Liabilities:
Collateral on securities loaned at value	–	$(4,115,755)	–	(4,115,755)
Total	$11,596,389	$(4,115,755)	–	$7,480,634

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	29

Schedule of Investments September 30, 2012	BlackRock Science & Technology Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 1.0%
Amgen, Inc.	21,500	$1,812,880

Communications Equipment – 12.4%
Cisco Systems, Inc.	423,203	8,078,945
F5 Networks, Inc. (a)(b)	37,748	3,952,216
Juniper Networks, Inc. (a)	4,900	83,839
Palo Alto Networks, Inc. (a)	1,600	98,512
Polycom, Inc. (a)(b)	8,350	82,415
QUALCOMM, Inc.	85,046	5,314,524
Riverbed Technology, Inc. (a)(b)	175,658	4,087,562

		21,698,013

Computers & Peripherals – 14.7%
Apple, Inc.	28,597	19,081,634
EMC Corp. (a)	65,899	1,797,066
NetApp, Inc. (a)	148,753	4,890,999

		25,769,699

Diversified Consumer Services – 0.0%
New Oriental Education & Technology Group, Inc. - ADR	6,600	110,022

Electronic Equipment, Instruments & Components – 3.3%
Amphenol Corp., Class A	14,200	836,096
Avnet, Inc. (a)	57,600	1,675,584
Jabil Circuit, Inc.	171,193	3,204,733

		5,716,413

Internet & Catalog Retail – 6.4%
Amazon.com, Inc. (a)	24,500	6,230,840
Expedia, Inc.	23,300	1,347,672
priceline.com, Inc. (a)	5,190	3,211,209
TripAdvisor, Inc. (a)	10,700	352,351

		11,142,072

Internet Software & Services – 8.4%
E2open, Inc. (a)	16,041	217,837
eBay, Inc. (a)	95,800	4,637,678
Google, Inc., Class A (a)	8,475	6,394,387
MercadoLibre, Inc. (b)	1,258	103,848
Rackspace Hosting, Inc. (a)(b)	3,700	244,533
Tencent Holdings Ltd.	39,600	1,349,272
Web.com Group, Inc. (a)	95,471	1,713,704

		14,661,259

IT Services – 13.8%
Accenture Plc, Class A	58,200	4,075,746
Alliance Data Systems Corp. (a)(b)	21,100	2,995,145
Cognizant Technology Solutions Corp., Class A (a)	15,150	1,059,288
Fidelity National Information Services, Inc.	2,838	88,602
Fiserv, Inc. (a)	12,715	941,291
International Business Machines Corp.	9,400	1,950,030
Jack Henry & Associates, Inc.	2,431	92,135
Lender Processing Services, Inc.	13,422	374,339
Mastercard, Inc., Class A	8,200	3,702,136
Teradata Corp. (a)	42,523	3,206,659
Visa, Inc., Class A	41,200	5,532,336
The Western Union Co.	5,308	96,712

		24,114,419

Pharmaceuticals – 0.5%
Sanofi SA	10,700	912,315

Semiconductors & Semiconductor Equipment – 17.3%
Altera Corp.	2,537	86,220
Analog Devices, Inc.	44,800	1,755,712
ASML Holding NV	34,677	1,853,320
Avago Technologies Ltd.	71,499	2,492,813

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Broadcom Corp., Class A (a)	109,600	$3,789,968
Fairchild Semiconductor International, Inc. (a)(b)	191,242	2,509,095
Intel Corp.	70,900	1,608,012
KLA-Tencor Corp.	1,985	94,694
Lam Research Corp. (a)	2,447	77,778
Linear Technology Corp.	90,341	2,877,361
Maxim Integrated Products, Inc.	124,500	3,314,190
Microchip Technology, Inc.	86,600	2,835,284
NXP Semiconductor NV (a)	80,565	2,014,931
Samsung Electronics Co. Ltd.	975	1,180,781
Skyworks Solutions, Inc. (a)	3,232	76,162
Texas Instruments, Inc.	3,200	88,160
Xilinx, Inc.	107,700	3,598,257

		30,252,738

Software – 19.3%
ACI Worldwide, Inc. (a)(b)	98,300	4,154,158
Allot Communications Ltd. (a)	71,198	1,888,171
Autodesk, Inc. (a)	30,035	1,002,268
Citrix Systems, Inc. (a)	22,891	1,752,764
CommVault Systems, Inc. (a)(b)	1,928	113,174
Concur Technologies, Inc. (a)(b)	26,890	1,982,600
Eloqua, Inc. (a)	6,600	130,350
Fortinet, Inc. (a)	129,608	3,128,737
Intuit, Inc.	59,700	3,515,136
MICROS Systems, Inc. (a)(b)	37,144	1,824,513
Microsoft Corp.	115,317	3,434,140
MicroStrategy, Inc., Class A (a)	768	102,966
QLIK Technologies, Inc. (a)	34,717	778,008
Red Hat, Inc. (a)	40,782	2,322,127
Salesforce.com, Inc. (a)	33,200	5,069,308
SAP AG - ADR	1,400	99,862
ServiceNow, Inc. (a)(b)	3,600	139,248
SolarWinds, Inc. (a)	17,422	971,102
TIBCO Software, Inc. (a)	38,667	1,168,903
VMware, Inc., Class A (a)(b)	1,983	191,835

		33,769,370

Total Long-Term Investments
(Cost – $146,158,953) – 97.1%		169,959,200

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	5,845,906	5,845,906

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$17,744	17,744,216

Total Short-Term Securities (Cost – $23,590,122) – 13.5%		23,590,122

Total Investments (Cost – $169,749,075) – 110.6%		193,549,322
Liabilities in Excess of Other Assets – (10.6)%		(18,599,935)

Net Assets – 100.0%		$174,949,387

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,191,478	(345,572)	5,845,906	$ 7,796	$222
BlackRock Liquidity Series, LLC Money Market Series	$8,808,582	$8,935,634	$17,744,216	$64,223	–

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,692,000	USD	1,752,168	Royal Bank of Scotland Group Plc	10/17/12	$ 47,548
EUR	203,000	USD	258,509	Citigroup, Inc.	10/17/12	2,407
EUR	521,000	USD	647,536	Citigroup, Inc.	10/17/12	22,106
EUR	769,000	USD	946,321	Citigroup, Inc.	10/17/12	42,075
EUR	437,000	USD	540,310	Deutsche Bank AG	10/17/12	21,367
EUR	103,000	USD	132,964	UBS AG	10/17/12	(578)
EUR	404,000	USD	499,004	UBS AG	10/17/12	20,257
USD	513,543	CHF	503,000	Citigroup, Inc.	10/17/12	(21,479)
USD	845,637	CHF	831,000	UBS AG	10/17/12	(38,266)
USD	366,181	CHF	358,000	UBS AG	10/17/12	(14,610)
USD	1,266,005	EUR	1,037,000	Citigroup, Inc.	10/17/12	(66,852)
USD	537,437	EUR	435,000	Citigroup, Inc.	10/17/12	(21,669)
USD	3,367,915	EUR	2,760,000	UBS AG	10/17/12	(179,515)
USD	385,520	EUR	314,000	UBS AG	10/17/12	(18,065)
USD	197,826	EUR	161,000	UBS AG	10/17/12	(9,107)
USD	1,119,567	HKD	8,683,000	UBS AG	10/17/12	(240)

Total						$(214,621)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	31

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$ 1,812,880	–	–	$ 1,812,880
Communications Equipment	21,698,013	–	–	21,698,013
Computers & Peripherals	25,769,699	–	–	25,769,699
Diversified Consumer Services	110,022	–	–	110,022
Electronic Equipment, Instruments & Components	5,716,413	–	–	5,716,413
Internet & Catalog Retail	11,142,072	–	–	11,142,072
Internet Software & Services	13,311,987	$ 1,349,272	–	14,661,259
IT Services	24,114,419	–	–	24,114,419
Pharmaceuticals	–	912,315	–	912,315
Semiconductors & Semiconductor Equipment	27,218,637	3,034,101	–	30,252,738
Software	33,769,370	–	–	33,769,370
Short-Term Securities	5,845,906	17,744,216	–	23,590,122

Total	$ 170,509,418	$ 23,039,904	–	$ 193,549,322

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$ 155,760	–	$ 155,760
Liabilities:
Foreign currency exchange contracts	–	(370,381)	–	(370,381)

Total	–	$ (214,621)	–	$ (214,621)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 23,211	–	–	$ 23,211
Foreign currency at value	2,502	–	–	2,502
Liabilities:
Collateral on securities loaned at value	–	$ (17,744,216)	–	(17,744,216)

Total	$ 25,713	$ (17,744,216)	–	$ (17,718,503)

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock U.S. Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 1.8%
Raytheon Co.	287,200	$16,416,352
Triumph Group, Inc.	402,200	25,149,566

		41,565,918

Auto Components – 1.0%
The Goodyear Tire & Rubber Co. (a)	1,146,700	13,978,273
Lear Corp.	212,600	8,034,154

		22,012,427

Automobiles – 0.5%
Tesla Motors, Inc. (a)(b)	388,300	11,369,424

Biotechnology – 2.7%
Alexion Pharmaceuticals, Inc. (a)	230,000	26,312,000
ARIAD Pharmaceuticals, Inc. (a)	351,388	8,512,374
Medivation, Inc. (a)(b)	115,200	6,492,672
Seattle Genetics, Inc. (a)	269,500	7,263,025
Vertex Pharmaceuticals, Inc. (a)(b)	229,300	12,829,335

		61,409,406

Building Products – 0.9%
Owens Corning (a)(b)	618,100	20,681,626

Capital Markets – 2.1%
Affiliated Managers Group, Inc. (a)(b)	105,400	12,964,200
Invesco Ltd.	1,052,400	26,299,476
Raymond James Financial, Inc.	258,800	9,485,020

		48,748,696

Chemicals – 3.8%
Airgas, Inc.	160,900	13,242,070
Celanese Corp.	412,300	15,630,293
Cytec Industries, Inc.	274,400	17,978,688
PPG Industries, Inc.	231,600	26,596,944
Valspar Corp.	266,700	14,961,870

		88,409,865

Commercial Banks – 4.3%
Capital Bank Financial Corp., Class A (a)	190,200	3,423,600
Comerica, Inc.	360,600	11,196,630
Commerce Bancshares, Inc.	289,065	11,657,991
CVB Financial Corp.	904,400	10,798,536
Huntington Bancshares, Inc.	2,776,800	19,159,920
KeyCorp	3,345,800	29,242,292
Regions Financial Corp.	1,806,300	13,023,423

		98,502,392

Communications Equipment – 0.7%
Riverbed Technology, Inc. (a)(b)	675,100	15,709,577

Computers & Peripherals – 1.5%
NetApp, Inc. (a)	1,036,459	34,078,772

Construction & Engineering – 0.4%
KBR, Inc.	285,900	8,525,538

Containers & Packaging – 1.0%
Crown Holdings, Inc. (a)(b)	655,500	24,089,625

Diversified Financial Services – 0.5%
CBOE Holdings, Inc.	353,200	10,391,144

Electric Utilities – 0.7%
Xcel Energy, Inc.	573,400	15,888,914

Electrical Equipment – 0.3%
Rockwell Automation, Inc.	92,214	6,413,484

Electronic Equipment, Instruments & Components – 2.2%
Amphenol Corp., Class A	250,200	14,731,776
Avnet, Inc. (a)	411,900	11,982,171

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Jabil Circuit, Inc.	1,280,653	$23,973,824

		50,687,771

Energy Equipment & Services – 4.1%
Cameron International Corp. (a)	268,000	15,026,760
Dresser-Rand Group, Inc. (a)(b)	449,606	24,777,787
Oceaneering International, Inc.	458,300	25,321,075
Rowan Cos. Plc, Class A (a)	852,300	28,782,171

		93,907,793

Food Products – 3.5%
Annie’s, Inc. (a)(b)	144,900	6,497,316
ConAgra Foods, Inc.	292,479	8,069,496
The Hain Celestial Group, Inc. (a)(b)	185,141	11,663,883
Post Holdings, Inc. (a)	287,268	8,635,276
Ralcorp Holdings, Inc. (a)	327,136	23,880,928
Snyder’s-Lance, Inc.	305,800	7,645,000
TreeHouse Foods, Inc. (a)(b)	293,500	15,408,750

		81,800,649

Health Care Equipment & Supplies – 2.5%
Align Technology, Inc. (a)(b)	166,241	6,145,930
The Cooper Cos., Inc.	185,300	17,503,438
DENTSPLY International, Inc.	209,600	7,994,144
Edwards Lifesciences Corp. (a)(b)	51,600	5,540,292
ResMed, Inc.	181,300	7,337,211
Zimmer Holdings, Inc.	207,600	14,037,912

		58,558,927

Health Care Providers & Services – 3.1%
Aetna, Inc.	173,249	6,860,660
Catamaran Corp. (a)	138,600	13,578,642
CIGNA Corp.	149,200	7,037,764
HCA Holdings, Inc.	209,700	6,972,525
Henry Schein, Inc. (a)(b)	115,600	9,163,612
Humana, Inc.	95,300	6,685,295
Laboratory Corp. of America Holdings (a)(b)	65,700	6,075,279
Universal Health Services, Inc., Class B	161,700	7,394,541
VCA Antech, Inc. (a)(b)	375,600	7,410,588

		71,178,906

Health Care Technology – 0.3%
Cerner Corp. (a)(b)	78,300	6,061,203

Hotels, Restaurants & Leisure – 1.8%
Ryman Hospitality Properties, Inc. (a)(b)	232,100	9,174,913
Penn National Gaming, Inc. (a)(b)	334,600	14,421,260
Starwood Hotels & Resorts Worldwide, Inc.	309,400	17,932,824

		41,528,997

Household Durables – 3.7%
Jarden Corp. (b)	496,200	26,219,208
PulteGroup, Inc. (a)	1,106,868	17,156,454
Toll Brothers, Inc. (a)(b)	510,170	16,952,949
Tupperware Brands Corp.	267,300	14,324,607
Whirlpool Corp.	120,100	9,957,491

		84,610,709

Independent Power Producers & Energy Traders – 0.7%
Calpine Corp. (a)	885,900	15,326,070

Insurance – 5.0%
AON Plc	389,600	20,372,184
Brown & Brown, Inc.	733,000	19,109,310
Fidelity National Financial, Inc., Class A	983,000	21,026,370
PartnerRe Ltd.	181,100	13,452,108

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	33

i
Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Reinsurance Group of America, Inc.	239,500	$13,859,865
RenaissanceRe Holdings Ltd.	351,700	27,094,968

		114,914,805

Internet Software & Services – 0.2%
Web.com Group, Inc. (a)(b)	305,187	5,478,107

IT Services – 3.3%
Alliance Data Systems Corp. (a)(b)	160,600	22,797,170
Fiserv, Inc. (a)	321,605	23,808,418
Teradata Corp. (a)	382,286	28,828,187

		75,433,775

Life Sciences Tools & Services – 0.8%
Agilent Technologies, Inc.	154,400	5,936,680
Life Technologies Corp. (a)	147,700	7,219,576
Waters Corp. (a)(b)	65,700	5,474,781

		18,631,037

Machinery – 4.1%
Eaton Corp.	495,000	23,393,700
Ingersoll-Rand Plc	685,600	30,728,592
Parker Hannifin Corp.	248,900	20,803,062
Snap-On, Inc.	270,700	19,455,209

		94,380,563

Media – 2.1%
Charter Communications, Inc., Class A (a)	193,530	14,528,297
Liberty Global, Inc., Class A (a)	560,500	34,050,375

		48,578,672

Multiline Retail – 3.1%
Dollar Tree, Inc. (a)	321,946	15,541,943
JC Penney Co., Inc. (b)	437,800	10,634,162
Macy’s, Inc.	698,800	26,288,856
Nordstrom, Inc.	349,200	19,268,856

		71,733,817

Multi-Utilities – 3.9%
Alliant Energy Corp.	416,400	18,067,596
CenterPoint Energy, Inc.	967,900	20,616,270
CMS Energy Corp.	813,000	19,146,150
Sempra Energy	249,200	16,070,908
Wisconsin Energy Corp.	436,600	16,446,722

		90,347,646

Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.	418,900	18,808,610
Concho Resources, Inc. (a)(b)	269,200	25,506,700
Pioneer Natural Resources Co.	151,860	15,854,184
Whiting Petroleum Corp. (a)	287,500	13,621,750

		73,791,244

Paper & Forest Products – 0.8%
International Paper Co.	488,700	17,749,584

Pharmaceuticals – 2.3%
Elan Corp. Plc - ADR (a)	577,600	6,191,872
Forest Laboratories, Inc. (a)	383,200	13,645,752
Hospira, Inc. (a)(b)	246,000	8,073,720
Perrigo Co.	122,300	14,207,591
Watson Pharmaceuticals, Inc. (a)	133,400	11,360,344

		53,479,279

Professional Services – 0.8%
Equifax, Inc.	403,600	18,799,688

Real Estate Investment Trusts (REITs) – 6.5%
Essex Property Trust, Inc. (b)	173,400	25,704,816

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Federal Realty Investment Trust (b)	306,500	$32,274,450
Health Care REIT, Inc.	226,100	13,057,275
Hospitality Properties Trust (b)	867,200	20,622,016
Rayonier, Inc. (b)	603,050	29,555,481
SL Green Realty Corp. (b)	263,000	21,058,410
Weyerhaeuser Co.	287,193	7,507,225

		149,779,673

Real Estate Management & Development – 0.7%
CBRE Group, Inc., Class A (a)	919,743	16,932,469

Road & Rail – 1.0%
Kansas City Southern	316,800	24,007,104

Semiconductors & Semiconductor Equipment – 3.9%
Analog Devices, Inc.	329,000	12,893,510
Avago Technologies Ltd.	146,308	5,101,028
Fairchild Semiconductor International, Inc. (a)	586,552	7,695,562
Linear Technology Corp.	493,200	15,708,420
Maxim Integrated Products, Inc.	714,300	19,014,666
Microchip Technology, Inc.	322,500	10,558,650
Xilinx, Inc.	544,200	18,181,722

		89,153,558

Software – 2.6%
ACI Worldwide, Inc. (a)(b)	152,655	6,451,200
Allot Communications Ltd. (a)	348,700	9,247,524
Citrix Systems, Inc. (a)	99,200	7,595,744
Fortinet, Inc. (a)	473,191	11,422,831
Intuit, Inc.	221,400	13,036,032
Red Hat, Inc. (a)	193,087	10,994,374
TIBCO Software, Inc. (a)	61,585	1,861,715

		60,609,420

Specialty Retail – 5.5%
American Eagle Outfitters, Inc.	668,600	14,094,088
The Gap, Inc.	486,700	17,414,126
Genesco, Inc. (a)	232,000	15,481,360
Guess?, Inc.	367,000	9,329,140
Limited Brands, Inc.	321,800	15,851,868
O’Reilly Automotive, Inc. (a)(b)	257,800	21,557,236
Ross Stores, Inc.	401,100	25,911,060
rue21, Inc. (a)(b)	259,000	8,067,850

		127,706,728

Textiles, Apparel & Luxury Goods – 2.5%
Coach, Inc.	176,700	9,898,734
PVH Corp.	263,400	24,685,848
VF Corp.	149,700	23,856,192

		58,440,774

Trading Companies & Distributors – 1.3%
United Rentals, Inc. (a)(b)	912,597	29,851,048

Wireless Telecommunication Services – 1.7%
SBA Communications Corp., Class A (a)(b)	605,700	38,098,530

Total Long-Term Investments
(Cost – $1,867,747,691) – 99.4%		2,289,355,354

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.29% (c)(d)(e)	$327,377	327,377,250

Total Short-Term Securities
(Cost – $327,377,250) – 14.2%		327,377,250

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio (Percentages shown are based on Net Assets)

Value
Total Investments (Cost – $ 2,195,124,941) – 113.6%	$2,616,732,604
Liabilities in Excess of Other Assets – (13.6)%	(312,338,817)

Net Assets – 100.0%	$2,304,393,787

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	187,421,477	(187,421,477)	–	$118,893	$1,359
BlackRock Liquidity Series, LLC Money Market Series	$274,382,587	$52,994,663	$327,377,250	$1,656,068	–

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)
EUR	13,213,000	USD	16,422,055	Citigroup, Inc.	10/17/12	$557,307
USD	15,443,961	EUR	12,610,000	Citigroup, Inc.	10/17/12	(763,682)
USD	781,483	EUR	603,000	Citigroup, Inc.	10/17/12	6,598

Total	$(199,777)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	$2,289,355,354	–	–	$2,289,355,354
Short-Term Securities	–	$327,377,250	–	327,377,250

Total	$2,289,355,354	$327,377,250	–	$2,616,732,604

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	–	$563,905	–	$563,905
Liabilities:
Foreign currency exchange contracts	–	(763,682)	–	(763,682)

Total	–	$(199,777)	–	$(199,777)

[2]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	35

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	–	$(4,726,609)	–	$(4,726,609)
Collateral on securities loaned at value	–	(327,777,250)	–	(327,777,250)

Total	–	$(332,503,859)	–	$(332,503,859)

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value – unaffiliated[1,2]	$322,491,975	$1,929,238,711	$1,672,665,409	$169,959,200	$2,289,355,354
Investments at value – affiliated[3]	1,615,812	239,244,228	9,737,859	23,590,122	327,377,250
Cash	30,659	–	–	23,211	–
Foreign currency at value[4]	539,637	789,029	11,596,389	2,502	–
Investments sold receivable	3,411,474	11,718,898	60,953,666	479,115	31,581,744
Unrealized appreciation on foreign currency exchange contracts	2,082,955	673,292	13,236,914	155,760	563,905
Capital shares sold receivable	56,765	3,417,209	1,252,345	73,060	1,664,355
Dividends receivable – unaffiliated	481,800	2,345,356	5,350,979	38,140	2,794,997
Dividends receivable – affiliated	194	7,279	1,422	347	4,036
Receivable from Manager	34,669	–	226	–	11,881
Securities lending income receivable – affiliated	–	25,622	94	1,450	185,747
Prepaid expenses	17,774	76,004	66,475	29,740	49,048

Total assets	330,763,714	2,187,535,628	1,774,861,778	194,352,647	2,653,588,317

Liabilities
Bank overdraft	–	–	–	–	4,726,609
Collateral on securities loaned at value	–	176,438,673	4,115,755	17,744,216	327,377,250
Investments purchased payable	1,956,069	46,830,675	47,013,914	–	3,772,850
Unrealized depreciation on foreign currency exchange contracts	2,477,504	8,749,630	19,913,578	370,381	763,682
Capital shares redeemed payable	789,152	6,035,239	2,686,375	854,883	8,103,278
Investment advisory fees payable	222,319	1,139,832	1,371,778	133,022	1,925,382
Service and distribution fees payable	103,085	564,760	284,135	48,470	362,966
Other affiliates payable	12,910	184,435	176,551	21,281	256,275
Officer’s and Trustees’ fees payable	2,831	15,149	12,765	2,109	25,276
Other accrued expenses payable	342,756	1,058,747	1,316,240	228,898	1,880,962

Total liabilities	5,906,626	241,017,140	76,891,091	19,403,260	349,194,530

Net Assets	$324,857,088	$1,946,518,488	$1,697,970,687	$174,949,387	$2,304,393,787

Net Assets Consist of
Paid-in capital	$458,926,217	$1,484,304,687	$1,705,268,982	$205,474,732	$1,891,003,142
Undistributed (distributions in excess of) net investment income (loss)	3,037,693	13,730,136	25,693,670	(879,149)	6,744,357
Accumulated net realized gain (loss)	(170,392,661)	70,915,600	(190,224,298)	(53,231,789)	(14,761,598)
Net unrealized appreciation/depreciation	33,285,839	377,568,065	157,232,333	23,585,593	421,407,886

Net Assets	$324,857,088	$1,946,518,488	$1,697,970,687	$174,949,387	$2,304,393,787

[1] Investments at cost – unaffiliated	$288,801,664	$1,543,638,508	$1,508,691,032	$146,158,953	$1,867,747,691
[2] Securities loaned at value	–	$184,092,268	$4,012,458	$17,154,037	$327,661,947
[3] Investments at cost – affiliated	$1,615,812	$239,244,228	$9,737,859	$23,590,122	$327,377,250
[4] Foreign currency at cost	$541,211	$794,893	$11,602,605	$2,345	–

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	37

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$54,447,844	$473,193,102	$798,204,870	$34,022,375	$1,294,928,361
Shares outstanding[1]	4,899,606	13,668,715	24,323,464	3,397,560	35,559,747
Net asset value	$11.11	$34.62	$32.82	$10.01	$36.42
Service
Net assets	–	$14,921,320	$47,597,588	$944,339	$159,938,522
Shares outstanding[1]	–	442,530	1,505,354	97,802	4,608,515
Net asset value	–	$33.72	$31.62	$9.66	$34.71
Investor A
Net assets	$195,960,688	$1,018,429,210	$692,444,785	$106,466,096	$610,343,463
Shares outstanding[1]	17,779,114	30,270,155	22,101,095	11,197,253	17,793,687
Net asset value	$11.02	$33.64	$31.33	$9.51	$34.30
Investor B
Net assets	$5,411,982	$40,451,775	$10,812,965	$2,644,891	$12,833,132
Shares outstanding[1]	503,606	1,285,730	370,892	307,673	417,770
Net asset value	$10.75	$31.46	$29.15	$8.60	$30.72
Investor C
Net assets	$54,332,150	$384,909,881	$148,910,479	$26,542,656	$226,350,309
Shares outstanding[1]	5,074,061	12,283,618	5,150,900	3,092,709	7,361,261
Net asset value	$10.71	$31.34	$28.91	$8.58	$30.75
Class R
Net assets	$14,704,424	$14,613,200	–	$4,329,030	–
Shares outstanding[1]	1,337,476	436,774	–	444,596	–
Net asset value	$10.99	$33.46	–	$9.74	–
[1] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Operations

Year Ended September 30, 2012	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends – unaffiliated	$8,730,703	$25,838,115	$59,783,042	$1,331,213	$44,596,551
Foreign taxes withheld	(462,451)	(706,327)	(4,474,771)	(5,165)	(24,363)
Dividends – affiliated	5,582	108,379	75,076	7,796	118,893
Interest	–	–	6,563	305	–
Securities lending – affiliated	–	301,097	7,128	64,223	1,656,068

Total income	8,273,834	25,541,264	55,397,038	1,398,372	46,347,149

Expenses
Investment advisory	3,106,875	12,797,950	17,464,422	1,659,969	31,593,740
Service and distribution – class specific	1,238,681	6,388,582	3,679,852	615,018	5,218,176
Transfer agent – class specific	641,290	3,106,518	3,561,899	672,022	5,082,662
Administration	258,906	1,116,267	1,132,164	138,331	1,793,714
Administration – class specific	86,480	396,916	390,703	46,165	520,223
Professional	84,943	61,054	99,639	51,303	80,915
Custodian	73,002	131,437	600,727	27,986	133,154
Registration	52,633	105,883	105,973	73,225	157,511
Printing	37,647	102,713	88,332	14,666	132,695
Officer and Trustees	13,269	54,347	48,695	7,928	82,508
Miscellaneous	39,629	63,578	87,006	23,955	69,705
Recoupment of past waived fees	–	–	–	464	–
Recoupment of past waived fees – class specific	2,394	–	1,304	20,181	550

Total expenses	5,635,749	24,325,245	27,260,716	3,351,213	44,865,553
Less fees waived by Manager	(36,215)	(55,297)	(42,291)	(4,385)	(3,261,610)
Less administration fees waived – class specific	(83,262)	(658)	(7,485)	(8,479)	(239,989)
Less transfer agent fees waived – class specific	(21,186)	(85)	(25,217)	(3,456)	(86,698)
Less transfer agent fees reimbursed – class specific	(490,057)	(531)	(17,477)	(11,061)	(2,439,827)
Less fees paid indirectly	(81)	(729)	(442)	(132)	(676)

Total expenses after fees waived, reimbursed and paid indirectly	5,004,948	24,267,945	27,167,804	3,323,700	38,836,753

Net investment income (loss)	3,268,886	1,273,319	28,229,234	(1,925,328)	7,510,396

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,624,615)[1]	80,704,027	(119,413,113)	10,576,489	(9,355,220)
Capital gain distributions received from affiliated investment companies	199	321	1,306	222	1,359
Options written	319,731	3,221,866	–	–	–
Financial futures contracts	–	–	4,819,897	(307,584)	3,640,472
Foreign currency transactions	(460,346)	17,689,900	10,805,682	1,278,147	336,135

	(14,765,031)	101,616,114	(103,786,228)	11,547,274	(5,377,254)

Net change in unrealized appreciation/depreciation on:
Investments	72,417,455	320,470,488	360,610,483	18,036,906	590,001,186
Financial futures contracts	–	–	1,617,815	–	10,765,517
Foreign currency translations	1,000,059	(13,487,032)	(7,365,601)	(1,020,816)	(199,777)

	73,417,514	306,983,456	354,862,697	17,016,090	600,566,926

Total realized and unrealized gain	58,652,483	408,599,570	251,076,469	28,563,364	595,189,672

Net Increase in Net Assets Resulting from Operations	$61,921,369	$409,872,889	$279,305,703	$26,638,036	$602,700,068

[1] Net of $(2,148) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	39

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income (loss)	$3,268,886	$275,112	$1,273,319	$(5,001,828)
Net realized gain (loss)	(14,765,031)	3,378,527	101,616,114	91,796,358
Net change in unrealized appreciation/depreciation	73,417,514	(26,740,125)	306,983,456	(53,887,779)
Net increase (decrease) in net assets resulting from operations	61,921,369	(23,086,486)	409,872,889	32,906,751

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(118,127)	(151,636)	–	(356,523)
Investor A	(283,735)	(128,372)	–	–
Class R	(4,925)	–	–	–
Net realized gain:
Institutional	–	–	(18,534,663)	(10,061,316)
Service	–	–	(758,372)	(519,043)
Investor A	–	–	(44,254,751)	(30,115,936)
Investor B	–	–	(2,120,280)	(1,712,754)
Investor C	–	–	(15,906,640)	(11,157,356)
Class R	–	–	(527,704)	–
Decrease in net assets resulting from dividends and distributions to shareholders	(406,787)	(280,008)	(82,102,410)	(53,922,928)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(86,077,748)	288,633,793	34,317,071	344,887,812

Redemption Fees
Redemption fees	–	2,143	–	17,727

Net Assets
Total increase (decrease) in net assets	(24,563,166)	265,269,442	362,087,550	323,889,362
Beginning of year	349,420,254	84,150,812	1,584,430,938	1,260,541,576
End of year	$324,857,088	$349,420,254	$1,946,518,488	$1,584,430,938
Undistributed (distributions in excess of) net investment income (loss)	$3,037,693	$638,088	$13,730,136	$(5,233,083)

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$28,229,234	$26,393,452	$(1,925,328)	$(2,170,676)	$7,510,396	$(6,590,565)
Net realized gain (loss)	(103,786,228)	149,988,562	11,547,274	(1,510,360)	(5,377,254)	396,998,889
Net change in unrealized appreciation/depreciation	354,862,697	(417,009,868)	17,016,090	(7,020,373)	600,566,926	(659,559,092)
Net increase (decrease) in net assets resulting from operations	279,305,703	(240,627,854)	26,638,036	(10,701,409)	602,700,068	(269,150,768)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(16,930,123)	(10,989,330)	–	–	–	–
Service	(747,975)	(459,323)	–	–	–	–
Investor A	(13,129,458)	(7,220,618)	–	–	–	–
Investor B	(122,493)	(6,972)	–	–	–	–
Investor C	(1,570,033)	(523,946)	–	–	–	–
Net realized gain:
Institutional	–	–	–	–	(200,665,343)	(33,361,497)
Service	–	–	–	–	(20,074,027)	(3,268,451)
Investor A	–	–	–	–	(94,447,430)	(16,649,136)
Investor B	–	–	–	–	(1,740,672)	(237,927)
Investor C	–	–	–	–	(31,519,270)	(4,147,409)
Decrease in net assets resulting from dividends and distributions to shareholders	(32,500,082)	(19,200,189)	–	–	(348,446,742)	(57,664,420)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(277,626,222)	71,985,983	(27,451,915)	12,679,272	(1,224,644,158)	263,237,665

Redemption Fees
Redemption fees	–	28,640	–	10,894	–	87,311

Net Assets
Total increase (decrease) in net assets	(30,820,601)	(187,813,420)	(813,879)	1,988,757	(970,390,832)	(63,490,212)
Beginning of year	1,728,791,288	1,916,604,708	175,763,266	173,774,509	3,274,784,619	3,338,274,831
End of year	$1,697,970,687	$1,728,791,288	$174,949,387	$175,763,266	$2,304,393,787	$3,274,784,619
Undistributed (distributions in excess of) net investment income (loss)	$25,693,670	$19,090,970	$(879,149)	$(821,722)	$6,744,357	$195,808

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	41

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.32	$10.52	$10.13	$9.96	$13.31
Net investment income[1]	0.14	0.08	0.06	0.06	0.09
Net realized and unrealized gain (loss)	1.67	(1.20)[2]	0.48 [2]	0.12 [2]	(2.77)[2]
Net increase (decrease) from investment operations	1.81	(1.12)	0.54	0.18	(2.68)
Dividends and distributions from:
Net investment income	(0.02)	(0.08)	(0.15)	(0.01)	(0.17)
Net realized gain	–	–	–	–	(0.50)
Total dividends and distributions	(0.02)	(0.08)	(0.15)	(0.01)	(0.67)
Net asset value, end of year	$11.11	$9.32	$10.52	$10.13	$9.96

Total Investment Return[3]
Based on net asset value	19.45%	(10.81)%[4]	5.32%[4]	1.78%[4]	(21.16)%[4]

Ratios to Average Net Assets
Total expenses	1.25%	1.53%	1.43%	1.50%	1.33%
Total expenses excluding recoupment of past waived fees	1.25%	1.52%	1.42%	1.49%	1.33%
Total expenses after fees waived, reimbursed and paid indirectly	1.06%	1.34%	1.37%	1.36%	1.32%
Net investment income	1.35%	0.68%	0.64%	0.70%	0.77%

Supplemental Data
Net assets, end of year (000)	$54,448	$58,793	$21,699	$16,971	$36,625
Portfolio turnover	122%	137%	146%	190%	181%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.26	$10.45	$10.08	$9.92	$13.27	$9.10	$10.31	$9.93	$9.83	$13.16
Net investment income (loss)[1]	0.11	0.05	0.03	0.04	0.06	0.02	(0.04)	(0.04)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	1.66	(1.20)[2]	0.46[2]	0.12[2]	(2.77)[2]	1.63	(1.17)[2]	0.45[2]	0.12[2]	(2.76)[2]
Net increase (decrease) from investment operations	1.77	(1.15)	0.49	0.16	(2.71)	1.65	(1.21)	0.41	0.10	(2.80)
Dividends and distributions from:
Net investment income	(0.01)	(0.04)	(0.12)	–	(0.14)	–	–	(0.03)	–	(0.03)
Net realized gain	–	–	–	–	(0.50)	–	–	–	–	(0.50)
Total dividends and distributions	(0.01)	(0.04)	(0.12)	–	(0.64)	–	–	(0.03)	–	(0.53)
Net asset value, end of year	$11.02	$9.26	$10.45	$10.08	$9.92	$10.75	$9.10	$10.31	$9.93	$9.83

Total Investment Return[3]
Based on net asset value	19.16%	(11.11)%[4]	4.92%[4]	1.61%[4]	(21.44)%[4]	18.13%	(11.74)%[4]	4.09%[4]	1.02%[4]	(22.13)%[4]

Ratios to Average Net Assets
Total expenses	1.52%	1.76%	1.72%	1.81%	1.60%	2.21%	2.56%	2.45%	2.65%	2.37%
Total expenses excluding recoupment of past waived fees	1.52%	1.74%	1.70%	1.80%	1.60%	2.20%	2.53%	2.45%	2.63%	2.37%
Total expenses after fees waived, reimbursed and paid indirectly	1.33%	1.61%	1.67%	1.66%	1.60%	2.18%	2.42%	2.43%	2.42%	2.36%
Net investment income (loss)	1.06%	0.42%	0.32%	0.49%	0.49%	0.21%	(0.39)%	(0.44)%	(0.25)%	(0.30)%

Supplemental Data
Net assets, end of year (000)	$195,961	$210,299	$39,280	$45,110	$37,529	$5,412	$6,750	$3,617	$4,351	$5,665
Portfolio turnover	122%	137%	146%	190%	181%	122%	137%	146%	190%	181%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	43

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30, 2012	Period September 12, 2011[1] to September 30, 2011
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$10.27	$9.91	$9.82	$13.16	$9.26	$ 9.76
Net investment income (loss)[2]	0.03	(0.04)	(0.04)	(0.02)	(0.03)	0.08	0.00[3]
Net realized and unrealized gain (loss)	1.62	(1.17)[4]	0.45[4]	0.11[4]	(2.77)[4]	1.65	(0.50)[4]
Net increase (decrease) from investment operations	1.65	(1.21)	0.41	0.09	(2.80)	1.73	(0.50)
Dividends and distributions from:
Net investment income	–	–	(0.05)	–	(0.04)	(0.00)[5]	–
Net realized gain	–	–	–	–	(0.50)	–	–
Total dividends and distributions	–	–	(0.05)	–	(0.54)	–	–
Net asset value, end of period	$10.71	$9.06	$10.27	$9.91	$9.82	$10.99	$ 9.26

Total Investment Return[6]
Based on net asset value	18.21%	(11.78)%[7]	4.13%[7]	0.92%[7]	(22.14)%[7]	18.72%	(4.83)%[7,8]

Ratios to Average Net Assets
Total expenses	2.32%	2.59%	2.49%	2.62%	2.38%	1.80%	1.98%[9]
Total expenses excluding recoupment of past waived fees	2.32%	2.57%	2.49%	2.62%	2.38%	1.79%	1.98%[9]
Total expenses after fees waived, reimbursed and paid indirectly	2.14%	2.42%	2.44%	2.42%	2.37%	1.65%	1.72%[9]
Net investment income (loss)	0.26%	(0.38)%	(0.40)%	(0.26)%	(0.26)%	0.74%	0.23%[9]

Supplemental Data
Net assets, end of period (000)	$54,332	$58,687	$19,554	$16,348	$18,074	$14,704	$ 14,891
Portfolio turnover	122%	137%	146%	190%	181%	122%	137%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Less than $(0.01) per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Aggregate total investment return.
[9]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$28.77	$28.92	$26.29	$28.77	$30.41	$28.05	$28.22	$25.74	$28.20	$29.85
Net investment income (loss)[1]	0.15	0.02	0.06	0.08	0.08	0.05	(0.07)	(0.03)	0.01	(0.02)
Net realized and unrealized gain (loss)	7.26	1.23[2]	2.57[2]	(0.14)[2]	(0.49)[2]	7.10	1.19[2]	2.51[2]	(0.14)[2]	(0.49)[2]
Net increase (decrease) from investment operations	7.41	1.25	2.63	(0.06)	(0.41)	7.15	1.12	2.48	(0.13)	(0.51)
Dividends and distributions from:
Net investment income	–	(0.05)	–	–	–	–	–	–	–	–
Net realized gain	(1.56)	(1.35)	–	(2.42)	(1.23)	(1.48)	(1.29)	–	(2.33)	(1.14)
Total dividends and distributions	(1.56)	(1.40)	–	(2.42)	(1.23)	(1.48)	(1.29)	–	(2.33)	(1.14)
Net asset value, end of year	$34.62	$28.77	$28.92	$26.29	$28.77	$33.72	$28.05	$28.22	$25.74	$28.20

Total Investment Return[3]
Based on net asset value	27.06%	4.41%[4]	10.00%[4,5]	1.91%[4]	(1.64)%[4]	26.73%	4.04%[4]	9.64%[4,5]	1.59%[4]	(1.98)%[4]

Ratios to Average Net Assets
Total expenses	0.98%	1.00%	1.00%	1.03%	1.00%	1.28%	1.32%	1.33%	1.37%	1.35%
Total expenses excluding recoupment of past waived fees	0.98%	1.00%	1.00%	1.03%	1.00%	1.28%	1.31%	1.33%	1.35%	1.35%
Total expenses after fees waived, reimbursed and paid indirectly	0.98%	1.00%	1.00%	1.03%	1.00%	1.28%	1.31%	1.32%	1.36%	1.35%
Net investment income (loss)	0.47%	0.07%	0.21%	0.36%	0.28%	0.18%	(0.24)%	(0.12)%	0.03%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$473,193	$362,292	$232,697	$171,607	$185,933	$14,921	$13,478	$11,704	$8,110	$5,764
Portfolio turnover	135%	135%	184%	153%	91%	135%	135%	184%	153%	91%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	45

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$28.00	$28.18	$25.69	$28.14	$29.77	$26.26	$26.39	$24.25	$26.73	$28.28
Net investment income (loss)[1]	0.05	(0.07)	(0.03)	0.01	(0.02)	(0.17)	(0.28)	(0.23)	(0.17)	(0.23)
Net realized and unrealized gain (loss)	7.07	1.19[2]	2.52[2]	(0.15)[2]	(0.49)[2]	6.63	1.14[2]	2.37[2]	(0.16)[2]	(0.49)[2]
Net increase (decrease) from investment operations	7.12	1.12	2.49	(0.14)	(0.51)	6.46	0.86	2.14	(0.33)	(0.72)
Distributions from net realized gain	(1.48)	(1.30)	–	(2.31)	(1.12)	(1.26)	(0.99)	–	(2.15)	(0.83)
Net asset value, end of year	$33.64	$28.00	$28.18	$25.69	$28.14	$31.46	$26.26	$26.39	$24.25	$26.73

Total Investment Return[3]
Based on net asset value	26.68%	4.03%[4]	9.69%[4,5]	1.57%[4]	(1.97)%[4]	25.70%	3.27%[4]	8.82%[4,5]	0.73%[4]	(2.78)%[4]
Ratios to Average Net Assets
Total expenses	1.29%	1.31%	1.31%	1.37%	1.35%	2.07%	2.06%	2.10%	2.20%	2.14%
Total expenses excluding recoupment of past waived fees	1.29%	1.31%	1.31%	1.37%	1.35%	2.07%	2.06%	2.10%	2.17%	2.14%
Total expenses after fees waived, reimbursed and paid indirectly	1.28%	1.31%	1.31%	1.37%	1.35%	2.07%	2.06%	2.09%	2.20%	2.14%
Net investment income (loss)	0.17%	(0.24)%	(0.11)%	0.02%	(0.06)%	(0.59)%	(0.99)%	(0.88)%	(0.80)%	(0.85)%

Supplemental Data
Net assets, end of year (000)	$1,018,429	$825,046	$682,857	$478,273	$564,943	$40,452	$46,180	$47,855	$57,835	$80,269
Portfolio turnover	135%	135%	184%	153%	91%	135%	135%	184%	153%	91%

1 Based on average shares outstanding.

2 Includes redemption fees, which are less than $0.01 per share.

3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4 Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5 Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30, 2012	Period September 12, 2011[1] to September 30, 2011
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$26.18	$26.37	$24.22	$26.70	$28.27	$28.00	$ 28.19
Net investment loss[2]	(0.16)	(0.27)	(0.21)	(0.15)	(0.21)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	6.62	1.14[3]	2.36[3]	(0.16)[3]	(0.47)[3]	7.05	(0.18)[3]
Net increase (decrease) from investment operations	6.46	0.87	2.15	(0.31)	(0.68)	6.98	(0.19)
Distributions from net realized gain	(1.30)	(1.06)	–	(2.17)	(0.89)	(1.52)	–
Net asset value, end of period	$31.34	$26.18	$26.37	$24.22	$26.70	$33.46	$ 28.00

Total Investment Return[4]
Based on net asset value	25.80%	3.32%[5]	8.88%[5,6]	0.81%[5]	(2.66)%[5]	26.17%	(0.64)%	[5,7]

Ratios to Average Net Assets
Total expenses	2.01%	2.02%	2.04%	2.09%	2.05%	1.70%	1.75%	[8]
Total expenses excluding recoupment of past waived fees	2.01%	2.02%	2.04%	2.09%	2.05%	1.70%	1.75%	[8]
Total expenses after fees waived, reimbursed and paid indirectly	2.01%	2.02%	2.04%	2.09%	2.05%	1.68%	1.75%	[8]
Net investment loss	(0.55)%	(0.95)%	(0.83)%	(0.70)%	(0.76)%	(0.24)%	(0.82)%	[8]

Supplemental Data
Net assets, end of period (000)	$384,910	$327,855	$285,428	$255,340	$305,015	$14,613	$ 9,580
Portfolio turnover	135%	135%	184%	153%	91%	135%	135%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Includes redemption fees, which are less than $0.01 per share.

4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5 Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6 Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

7 Aggregate total investment return.

8 Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	47

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$28.37	$32.76	$31.36	$29.44	$51.08	$27.34	$31.58	$30.26	$28.36	$49.52
Net investment income[1]	0.56	0.49	0.28	0.34	0.47	0.39	0.34	0.16	0.27	0.28
Net realized and unrealized gain (loss)	4.49	(4.52)[2]	1.58[2]	1.68[2]	(13.66)[2]	4.33	(4.37)[2]	1.53[2]	1.63[2]	(13.14)[2]
Net increase (decrease) from investment operations	5.05	(4.03)	1.86	2.02	(13.19)	4.72	(4.03)	1.69	1.90	(12.86)
Dividends and distributions from:
Net investment income	(0.60)	(0.36)	(0.46)	(0.10)	(1.21)	(0.44)	(0.21)	(0.37)	–	(1.06)
Net realized gain	–	–	–	–	(7.24)	–	–	–	–	(7.24)
Total dividends and distributions	(0.60)	(0.36)	(0.46)	(0.10)	(8.45)	(0.44)	(0.21)	(0.37)	–	(8.30)
Net asset value, end of year	$32.82	$28.37	$32.76	$31.36	$29.44	$31.62	$27.34	$31.58	$30.26	$28.36

Total Investment Return[3]
Based on net asset value	18.08%	(12.50)%[4]	5.99%[4]	6.99%[4]	(30.87)%[4,5]	17.48%	(12.88)%[4]	5.63%[4]	6.70%[4]	(31.10)%[4,5]

Ratios to Average Net Assets
Total expenses	1.29%	1.26%	1.35%	1.45%	1.25%	1.90%	1.66%	1.72%	1.75%	1.58%
Total expenses excluding recoupment of past waived fees	1.29%	1.26%	1.34%	1.45%	1.25%	1.90%	1.66%	1.69%	1.73%	1.58%
Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.26%	1.35%	1.43%	1.25%	1.80%	1.65%	1.72%	1.70%	1.58%
Net investment income	1.83%	1.41%	0.91%	1.36%	1.18%	1.31%	1.02%	0.53%	1.13%	0.72%

Supplemental Data
Net assets, end of year (000)	$798,205	$792,695	$802,167	$673,420	$450,605	$47,598	$47,846	$70,365	$83,093	$64,368
Portfolio turnover	99%	116%	116%	143%	138%	99%	116%	116%	143%	138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A								Investor B
	Year Ended September 30,								Year Ended September 30,
	2012	2011		2010		2009		2008	2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$27.10	$31.33		$30.02		$28.14		$49.19	$25.18	$29.10		$27.83		$26.29		$46.43
Net investment income (loss)[1]	0.45	0.39		0.21		0.27		0.33	0.16	0.10		(0.05)		0.09		(0.06)
Net realized and unrealized gain (loss)	4.30	(4.34)[2]		1.50[2]		1.62[2]		(13.09)[2]	4.03	(4.01)[2]		1.42[2]		1.45[2]		(12.16)[2]
Net increase (decrease) from investment operations	4.75	(3.95)		1.71		1.89		(12.76)	4.19	(3.91)		1.37		1.54		(12.22)
Dividends and distributions from:
Net investment income	(0.52)	(0.28)		(0.40)		(0.01)		(1.05)	(0.22)	(0.01)		(0.10)		–		(0.68)
Net realized gain	–	–		–		–		(7.24)	–	–		–		–		(7.24)
Total dividends and distributions	(0.52)	(0.28)		(0.40)		(0.01)		(8.29)	(0.22)	(0.01)		(0.10)		–		(7.92)
Net asset value, end of year	$31.33	$27.10		$31.33		$30.02		$28.14	$29.15	$25.18		$29.10		$27.83		$26.29

Total Investment Return[3]
Based on net asset value	17.74%	(12.77)%	[4]	5.73%	[4]	6.73%	[4]	(31.09)% [4,5]	16.72%	(13.45)%	[4]	4.92%	[4]	5.86%	[4]	(31.63)% [4,5]

Ratios to Average Net Assets
Total expenses	1.57%	1.54%		1.59%		1.68%		1.58%	2.41%	2.32%		2.38%		2.49%		2.35%
Total expenses excluding recoupment of past waived fees	1.57%	1.54%		1.59%		1.68%		1.58%	2.41%	2.32%		2.38%		2.49%		2.35%
Total expenses after fees waived, reimbursed and paid indirectly	1.57%	1.53%		1.59%		1.68%		1.58%	2.41%	2.32%		2.38%		2.49%		2.35%
Net investment income (loss)	1.52%	1.16%		0.72%		1.15%		0.87%	0.60%	0.34%		(0.18)%		0.41%		(0.15)%

Supplemental Data
Net assets, end of year (000)	$692,445	$703,201		$794,034		$604,283		$482,526	$10,813	$15,568		$25,080		$33,094		$42,927
Portfolio turnover	99%	116%		116%		143%		138%	99%	116%		116%		143%		138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	49

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$24.98	$28.92		$27.74		$26.21		$46.34
Net investment income (loss)[1]	0.20	0.11		(0.02)		0.08		0.03
Net realized and unrealized gain (loss)	3.98	(3.98)	[2]	1.39	[2]	1.45	[2]	(12.20)	[2]
Net increase (decrease) from investment operations	4.18	(3.87)		1.37		1.53		(12.17)
Dividends and distributions from:
Net investment income	(0.25)	(0.07)		(0.19)		–		(0.72)
Net realized gain	–	–		–		–		(7.24)
Total dividends and distributions	(0.25)	(0.07)		(0.19)		–		(7.96)
Net asset value, end of year	$28.91	$24.98		$28.92		$27.74		$26.21

Total Investment Return[3]
Based on net asset value	16.83%	(13.44)%	[4]	4.95%	[4]	5.84%	[4]	(31.61)%	[4,5]

Ratios to Average Net Assets
Total expenses	2.34%	2.31%		2.36%		2.49%		2.32%
Total expenses excluding recoupment of past waived fees	2.34%	2.31%		2.36%		2.49%		2.32%
Total expenses after fees waived, reimbursed and paid indirectly	2.34%	2.31%		2.36%		2.48%		2.32%
Net investment income (loss)	0.73%	0.37%		(0.06)%		0.38%		0.08%

Supplemental Data
Net assets, end of year (000)	$148,910	$169,481		$224,958		$187,246		$194,068
Portfolio turnover	99%	116%		116%		143%		138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional							Service
	Year Ended September 30,							Year Ended September 30,
	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$8.61	$9.02	$7.79		$6.98		$9.03	$8.32	$8.72	$7.56		$6.80		$8.83
Net investment loss[1]	(0.06)	(0.06)	(0.05)		(0.02)		(0.05)	(0.08)	(0.07)	(0.08)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	1.46	(0.35)[2]	1.28	[2]	0.83	[2]	(2.00)[2]	1.42	(0.33)[2]	1.24	[2]	0.80	[2]	(1.97)[2]
Net increase (decrease) from investment operations	1.40	(0.41)	1.23		0.81		(2.05)	1.34	(0.40)	1.16		0.76		(2.03)
Net asset value, end of year	$10.01	$8.61	$9.02		$7.79		$6.98	$9.66	$8.32	$8.72		$7.56		$6.80

Total Investment Return[3]
Based on net asset value	16.26%	(4.55)% [4]	15.79%	[4,5]	11.60%	[4,6]	(22.70)% [4]	16.11%	(4.59)% [4]	15.34%	[4,7]	11.18%	[4,8]	(22.99)% [4]

Ratios to Average Net Assets
Total expenses	1.45%	1.46%	1.55%		1.90%		1.70%	1.57%	1.55%	1.76%		1.96%		2.01%
Total expenses excluding recoupment of past waived fees	1.44%	1.46%	1.55%		1.90%		1.70%	1.56%	1.54%	1.67%		1.96%		2.01%
Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.39%		1.36%		1.35%	1.57%	1.53%	1.74%		1.75%		1.73%
Net investment loss	(0.63)%	(0.60)%	(0.59)%		(0.27)%		(0.55)%	(0.81)%	(0.74)%	(0.94)%		(0.71)%		(0.75)%

Supplemental Data
Net assets, end of year (000)	$34,022	$33,982	$33,135		$27,013		$42,886	$944	$851	$659		$193		$106
Portfolio turnover	320%	103%	97%		158%		89%	320%	103%	97%		158%		89%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	51

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A							Investor B
	Year Ended September 30,							Year Ended September 30,
	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$8.21	$8.62	$7.48		$6.73		$8.74	$7.48	$7.93	$6.94		$6.30		$ 8.26
Net investment loss[1]	(0.09)	(0.09)	(0.08)		(0.04)		(0.06)	(0.15)	(0.16)	(0.14)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	1.39	(0.32)[2]	1.22	[2]	0.79	[2]	(1.95)[2]	1.27	(0.29)[2]	1.13	[2]	0.72	[2]	(1.83)[2]
Net increase (decrease) from investment operations	1.30	(0.41)	1.14		0.75		(2.01)	1.12	(0.45)	0.99		0.64		(1.96)
Net asset value, end of year	$9.51	$8.21	$8.62		$7.48		$6.73	$8.60	$7.48	$7.93		$6.94		$ 6.30

Total Investment Return[3]
Based on net asset value	15.84%	(4.76)% [4]	15.24%	[4,5]	11.14%	[4,6]	(23.00)% [4]	14.97%	(5.68)% [4]	14.27%	[4,7]	10.16%	[4,8]	(23.73)% [4]

Ratios to Average Net Assets
Total expenses	1.72%	1.79%	1.82%		2.24%		2.04%	2.52%	2.67%	2.70%		3.13%		2.96%
Total expenses excluding recoupment of past waived fees	1.70%	1.71%	1.81%		2.24%		2.04%	2.52%	2.44%	2.65%		3.00%		2.96%
Total expenses after fees waived, reimbursed and paid indirectly	1.71%	1.78%	1.79%		1.77%		1.75%	2.52%	2.66%	2.69%		2.65%		2.65%
Net investment loss	(0.95)%	(0.98)%	(0.99)%		(0.68)%		(0.77)%	(1.76)%	(1.87)%	(1.90)%		(1.53)%		(1.70)%

Supplemental Data
Net assets, end of year (000)	$106,466	$106,632	$105,577		$83,734		$72,659	$2,645	$3,130	$4,390		$6,538		$ 11,473
Portfolio turnover	320%	103%	97%		158%		89%	320%	103%	97%		158%		89%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C							Class R
	Year Ended September 30,							Year Ended September 30,						Period September 8, 2008[1] to September 30, 2008
	2012	2011	2010		2009		2008	2012	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$7.47	$7.92	$6.94		$6.29		$8.25	$8.43	$8.88	$7.72		$6.97		$7.38
Net investment loss[2]	(0.15)	(0.16)	(0.14)		(0.09)		(0.13)	(0.12)	(0.12)	(0.11)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	1.26	(0.29)[3]	1.12	[3]	0.74	[3]	(1.83)[3]	1.43	(0.33)[3]	1.27	[3]	0.81	[3]	(0.40)[3]
Net increase (decrease) from investment operations	1.11	(0.45)	0.98		0.65		(1.96)	1.31	(0.45)	1.16		0.75		(0.41)
Net asset value, end of period	$8.58	$7.47	$7.92		$6.94		$6.29	$9.74	$8.43	$8.88		$7.72		$6.97

Total Investment Return[4]
Based on net asset value	14.86%	(5.68)% [5]	14.12%	[5,6]	10.33%	[5,7]	(23.76)% [5]	15.54%	(5.07)% [5]	15.03%	[5,8]	10.76%	[5,9]	(5.56)%	[5,10]

Ratios to Average Net Assets
Total expenses	2.60%	2.68%	2.73%		3.23%		2.73%	2.00%	2.00%	2.10%		2.42%		2.36%	[11]
Total expenses excluding recoupment of past waived fees	2.59%	2.59%	2.73%		3.23%		2.73%	1.99%	2.00%	2.10%		2.42%		2.36%	[11]
Total expenses after fees waived, reimbursed and paid indirectly	2.60%	2.67%	2.71%		2.68%		2.62%	1.99%	2.00%	2.09%		2.13%		2.13%	[11]
Net investment loss	(1.84)%	(1.88)%	(1.92)%		(1.59)%		(1.67)%	(1.23)%	(1.21)%	(1.29)%		(1.04)%		(1.49)%	[11]

Supplemental Data
Net assets, end of period (000)	$26,543	$27,651	$27,053		$22,575		$22,003	$4,329	$3,518	$2,961		$1,904		$1,362
Portfolio turnover	320%	103%	97%		158%		89%	320%	103%	97%		158%		89%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.
[10]	Aggregate total investment return.
[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	53

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional								Service
	Year Ended September 30,								Year Ended September 30,
	2012	2011	2010		2009		2008		2012	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$33.86	$36.94	$32.20		$31.69		$37.05		$32.44	$35.40	$30.93		$30.58		$35.89
Net investment income (loss)[1]	0.19	0.05	0.04		0.09		0.09		0.02	(0.12)	(0.11)		(0.01)		(0.06)
Net realized and unrealized gain (loss)	6.31	(2.44)[2]	4.77	[2]	0.42	[2]	(5.45)[2]		6.03	(2.34)[2]	4.58	[2]	0.35	[2]	(5.25)[2]
Net increase (decrease) from investment operations	6.50	(2.39)	4.81		0.51		(5.36)		6.05	(2.46)	4.47		0.34		(5.31)
Dividends and distributions from:
Net investment income	–	–	(0.07)		(0.01)		–		–	–	–		–		–
Net realized gains	(3.94)	(0.69)	–		–		–		(3.78)	(0.50)	–		–		–
Total dividends and distributions	(3.94)	(0.69)	(0.07)		(0.01)		–		(3.78)	(0.50)	–		–		–
Redemption fees added to paid-in capital	–	0.00 [3]	0.00	[3]	0.01		0.00	[3]	–	0.00 [3]	0.00	[3]	0.01		0.00 [3]
Net asset value, end of year	$36.42	$33.86	$36.94		$32.20		$31.69		$34.71	$32.44	$35.40		$30.93		$30.58

Total Investment Return[4]
Based on net asset value	20.40%	(6.75)% [5]	14.96%	[5,6]	1.63%	[7]	(14.47)%	[5]	19.80%	(7.16)% [5]	14.45%	[5,6]	1.14%	[7]	(14.80)% [5]

Ratios to Average Net Assets
Total expenses	1.30%	1.36%	1.30%		1.40%		1.42%		1.62%	1.57%	1.60%		1.71%		1.68%
Total expenses excluding recoupment of past waived fees	1.30%	1.36%	1.30%		1.40%		1.42%		1.62%	1.57%	1.60%		1.70%		1.68%
Total expenses after fees waived, reimbursed and paid indirectly	1.03%	1.03%	1.03%		1.01%		1.00%		1.51%	1.46%	1.48%		1.49%		1.43%
Net investment income (loss)	0.52%	0.12%	0.13%		0.36%		0.26%		0.05%	(0.30)%	(0.34)%		(0.06)%		(0.17)%

Supplemental Data
Net assets, end of year (000)	$1,294,928	$1,905,254	$1,588,509		$890,264		$298,166		$159,939	$183,604	$235,926		$191,318		$109,679
Portfolio turnover	106%	120%	123%		166%		164%		106%	120%	123%		166%		164%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A							Investor B
	Year Ended September 30,							Year Ended September 30,
	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$32.08	$35.02	$30.61		$30.29		$35.57	$29.11	$31.96	$28.16		$28.06		$33.20
Net investment income (loss)[1]	0.01	(0.13)	(0.12)		(0.04)		(0.08)	(0.23)	(0.40)	(0.35)		(0.17)		(0.31)
Net realized and unrealized gain (loss)	5.97	(2.31)[2]	4.53	[2]	0.35	[2]	(5.20)[2]	5.39	(2.06)[2]	4.15	[2]	0.26	[2]	(4.83)[2]
Net increase (decrease) from investment operations	5.98	(2.44)	4.41		0.31		(5.28)	5.16	(2.46)	3.80		0.09		(5.14)
Distributions from net realized gains	(3.76)	(0.50)	–		–		–	(3.55)	(0.39)	–		–		–
Redemption fees added to paid-in capital	–	0.00 [3]	0.00	[3]	0.01		0.00 [3]	–	0.00 [3]	0.00	[3]	0.01		0.00 [3]
Net asset value, end of year	$34.30	$32.08	$35.02		$30.61		$30.29	$30.72	$29.11	$31.96		$28.16		$28.06

Total Investment Return[4]
Based on net asset value	19.82%	(7.19)% [5]	14.41%	[5,6]	1.06%	[7]	(14.84)% [5]	18.87%	(7.90)% [5]	13.49%	[5,6]	0.36%	[7]	(15.48)% [5]

Ratios to Average Net Assets
Total expenses	1.62%	1.59%	1.64%		1.76%		1.73%	2.42%	2.39%	2.44%		2.59%		2.56%
Total expenses excluding recoupment of past waived fees	1.62%	1.59%	1.64%		1.75%		1.73%	2.42%	2.37%	2.44%		2.59%		2.56%
Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.49%	1.51%		1.56%		1.48%	2.30%	2.28%	2.30%		2.27%		2.22%
Net investment loss	0.03%	(0.34)%	(0.37)%		(0.15)%		(0.22)%	(0.74)%	(1.12)%	(1.18)%		(0.77)%		(0.95)%

Supplemental Data
Net assets, end of year (000)	$610,343	$888,293	$1,158,626		$855,127		$495,656	$12,833	$15,047	$20,255		$21,849		$20,998
Portfolio turnover	106%	120%	123%		166%		164%	106%	120%	123%		166%		164%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	55

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2012	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$29.11	$31.95	$28.14		$28.04		$33.18
Net investment loss[1]	(0.21)	(0.38)	(0.33)		(0.19)		(0.30)
Net realized and unrealized gain (loss)	5.39	(2.07)[2]	4.14	[2]	0.28	[2]	(4.84)[2]
Net increase (decrease) from investment operations	5.18	(2.45)	3.81		0.09		(5.14)
Distributions from net realized gains	(3.54)	(0.39)	–		–		–
Redemption fees added to paid-in capital	–	0.00 [3]	0.00	[3]	0.01		0.00 [3]
Net asset value, end of year	$30.75	$29.11	$31.95		$28.14		$28.04

Total Investment Return[4]
Based on net asset value	18.94%	(7.87)% [5]	13.54%	[5,6]	0.36%	[7]	(15.49)% [5]

Ratios to Average Net Assets
Total expenses	2.35%	2.34%	2.39%		2.52%		2.46%
Total expenses excluding recoupment of past waived fees	2.35%	2.33%	2.38%		2.52%		2.46%
Total expenses after fees waived, reimbursed and paid indirectly	2.25%	2.24%	2.27%		2.28%		2.21%
Net investment loss	(0.69)%	(1.08)%	(1.12)%		(0.85)%		(0.95)%

Supplemental Data
Net assets, end of year (000)	$226,350	$282,586	$334,958		$238,819		$145,626
Portfolio turnover	106%	120%	123%		166%		164%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) on behalf of Global Opportunities and the Board of Directors and shareholders of BlackRock Global Growth Fund, Inc. (“Global Growth”) approved the reorganization of Global Growth into Global Opportunities pursuant to which Global Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Global Growth in exchange for an equal aggregate value of Global Opportunities shares.

Each shareholder of Global Growth received shares of Global Opportunities with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Global Growth shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Global Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Global Opportunities in the following amounts and at the following conversion ratios:

	Global Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Global Opportunities
Institutional	3,509,188	1.33658929	4,690,343
Investor A	14,755,527	1.32869118	19,605,539
Investor B	367,181	1.29848147	476,778
Investor C	3,757,078	1.29501571	4,865,475
Class R	1,252,737	1.28821323	1,613,792

Global Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unre- alized Depre- ciation
$304,152,785	$462,591,696	$180,888	$(135,908,279)	$(22,711,520)

For financial reporting purposes, assets received and shares issued by Global Opportunities were recorded at fair value. However, the cost basis of the investments received from Global Growth was carried forward to align ongoing reporting of Global Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Global Opportunities before the acquisition were $69,097,151. The aggregate net assets of Global Opportunities immediately after the acquisition amounted to $373,249,936. Global Growth’s fair value and cost of investments prior to the reorganization were $320,739,432 and $298,207,845, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Global Growth and Global Opportunities, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Global Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment income: $2,320,634
•	Net realized and change in unrealized gain/loss on investments: $(41,230,418)
•	Net decrease in the net assets resulting from operations: $(38,909,784)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Growth that have been included in the Global Opportunities’ Statement of Operations since September 12, 2011.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	57

Notes to Financial Statements (continued)

Reorganization costs incurred by Global Opportunities in connection with the reorganization were expensed by Global Opportunities.

The Board of Health Sciences Opportunities and the Board of Directors and shareholders of BlackRock Healthcare Fund, Inc. (“Healthcare”) approved the reorganization of Healthcare into Health Sciences Opportunities pursuant to which Health Sciences Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Healthcare in exchange for an equal aggregate value of Health Sciences Opportunities shares.

Each shareholder of Healthcare received shares of Health Sciences Opportunities with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Healthcare shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Health Sciences Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Health Sciences Opportunities in the following amounts and at the following conversion ratios:

	Healthcare Shares Prior to Reorganization	Conversion Ratio	Shares of Health Sciences Opportunities
Institutional	13,244,297	0.19034241	2,520,951
Investor A	27,277,774	0.16917605	4,614,746
Investor B	2,622,885	0.10066507	264,033
Investor C	17,312,942	0.10007561	1,732,603
Class R	3,541,881	0.09820156	347,818

Healthcare’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Net Unre- alized Appre- ciation
$265,090,492	$262,990,491	$(202,292)	$(913,655)	$3,215,948

For financial reporting purposes, assets received and shares issued by Health Sciences Opportunities were recorded at fair value. However, the cost basis of the investments received from Healthcare was carried forward to align ongoing reporting of Health Sciences Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Health Sciences Opportunities before the acquisition were $1,331,983,361. The aggregate net assets of Health Sciences Opportunities immediately after the acquisition amounted to $1,597,073,853. Healthcare’s fair value and cost of investments prior to the reorganization were $263,048,253 and $265,906,507, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to Healthcare and Health Sciences Opportunities, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010; the beginning of the annual reporting period of Health Sciences Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment loss: $(7,044,861)
•	Net realized and change in unrealized gain/loss on investments: $(518,793)
•	Net decrease in the net assets resulting from operations: $(7,563,654)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Healthcare that have been included in the Health Sciences Opportunities’ Statement of Operations since September 12, 2011.

Reorganization costs incurred by Health Sciences Opportunities in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to

58	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	59

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options

60	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Funds purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	61

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2012
	Asset Derivatives
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,082,955	$673,292	$13,236,914	$155,760	$563,905

	Liability Derivatives
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,477,504	$8,749,630	$19,913,578	$370,381	$763,682

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012
	Net Realized Gain (Loss) From
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency transactions.	$(534,662)	$16,678,422	$8,822,720	$1,202,142	$26,286
Equity contracts:
Financial futures contracts	–	–	4,819,897	(307,584)	3,640,472
Options	319,731	3,221,866	–	–	–
Total	$(214,931)	$19,900,288	$13,642,617	$894,558	$3,666,758

	Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency translations	$985,584	$(13,378,416)	$(8,495,397)	$(1,036,664)	$(199,777)
Equity contracts:
Financial futures contracts	–	–	1,617,815	–	10,765,517
Total	$985,584	$(13,378,416)	$(6,877,582)	$(1,036,664)	$10,565,740

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities		U.S. Opportunities
Financial futures contracts:
Average number of contracts purchased	–	–	227	63	[1]	304	[1]
Average notional value of contracts purchased	–	–	$14,185,695	$3,978,491	[1]	$21,841,091	[1]
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	42	22	70	8		1
Average number of contracts - US dollars sold	35	8	50	7		1
Average US dollar amounts purchased	$58,921,597	$190,354,828	$514,957,626	$9,889,662		$4,056,361
Average US dollar amounts sold	$77,454,707	$43,090,824	$631,638,468	$5,130,958		$4,105,514
Options:
Average number of option contracts written	1	2	–	–		–
Average notional value of option contracts written .	$ 672,938	$15,247,375	–	–		–

[1]	Average contract amount shown due to limited activity.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2012, the amounts waived were as follows:

Global Opportunities	$4,573
Health Sciences Opportunities	$55,297
International Opportunities	$42,291
Science & Technology Opportunities	$4,235
U.S. Opportunities	$71,098

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	$ 518,027	$ 61,503	$ 582,905	$76,246	$1,238,681
Health Sciences Opportunities	$37,282	$2,309,224	$437,455	$3,544,475	$60,146	$6,388,582
International Opportunities	$121,939	$1,799,138	$131,777	$1,626,998	–	$3,679,852
Science & Technology Opportunities	$2,460	$ 277,023	$ 29,444	$ 285,610	$20,481	$615,018
U.S. Opportunities	$449,385	$1,930,510	$146,208	$2,692,073	–	$5,218,176

BLACKROCK FUNDS	SEPTEMBER 30, 2012	63

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Global Opportunities	$34
Health Sciences Opportunities	$218
International Opportunities	$428,608
Science & Technology Opportunities	$3,216
U.S. Opportunities	$278,407

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 3,782	–	$13,434	$1,074	$ 3,674	$ 634	$ 22,598
Health Sciences Opportunities	$17,237	$ 840	$75,502	$4,102	$11,692	$1,067	$110,440
International Opportunities	$ 7,945	$28,241	$22,735	$1,023	$ 5,041	–	$ 64,985
Science & Technology Opportunities	$ 4,280	$ 149	$10,672	$ 24	$ 2,180	$ 230	$ 17,535
U.S. Opportunities	$86,264	$ 2,677	$28,420	$1,109	$ 8,547	–	$127,017

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 93,150	–	$ 376,973	$ 6,768	$133,831	$30,568	$ 641,290
Health Sciences Opportunities	$ 562,610	$ 27,513	$1,805,158	$97,347	$571,897	$41,993	$3,106,518
International Opportunities	$1,454,389	$256,536	$1,456,784	$38,698	$355,492	–	$3,561,899
Science & Technology Opportunities	$ 124,752	$ 1,961	$ 379,329	$12,393	$137,722	$15,865	$ 672,022
U.S. Opportunities	$2,526,169	$370,032	$1,639,316	$37,635	$509,510	–	$5,082,662

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Global Opportunities	$162,319
Health Sciences Opportunities	$1,095,153
International Opportunities	$1,092,230
Science & Technology Opportunities	$116,402
U.S. Opportunities	$1,606,933

For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 14,755	–	$ 51,803	$ 1,538	$14,573	$3,811	$ 86,480
Health Sciences Opportunities	$102,166	$ 3,728	$188,467	$10,936	$88,612	$3,007	$396,916
International Opportunities	$176,255	$12,229	$158,147	$ 3,303	$40,769	–	$390,703
Science & Technology Opportunities	$ 9,258	$ 246	$ 27,743	$ 742	$ 7,151	$1,025	$ 46,165
U.S. Opportunities	$237,802	$45,052	$166,225	$ 3,665	$67,479	–	$520,223

64	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities[2,3]	International Opportunities[2]	Science & Technology Opportunities[2]	U.S. Opportunities[2]
Institutional	1.06%[1]	N/A	1.49%	1.39%	1.03%
Service	1.70%[2,4]	N/A	1.80%	1.78%	1.65%
Investor A	1.33%[1]	N/A	1.98%	1.80%	1.65%
Investor B	2.18%[1]	N/A	2.75%	2.73%	2.32%
Investor C	2.14%[1]	N/A	2.75%	2.73%	2.32%
Class R	1.72%[1]	1.81%	2.18%[4]	2.57%	2.39%[4]
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.
[3]	Effective January 31, 2012.
[4]	There were no shares outstanding as of September 30, 2012.

Prior to January 31, 2012, the expense limitations as a percentage of average daily net assets of Health Sciences Opportunities were as follows.

Health Sciences Opportunities
Institutional	1.25%
Service	1.55%
Investor A	1.55%
Investor B	2.25%
Investor C	2.25%

These amounts are included in fees waived by Manager and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2012, the amounts included in fees waived by Manager were as follows:

Global Opportunities	$31,642
Science & Technology Opportunities	$150
U.S. Opportunities	$3,190,512

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 14,755	–	$51,803	$ 637	$14,573	$1,494	$ 83,262
Health Sciences Opportunities	–	–	–	–	–	$ 658	$ 658
International Opportunities	–	$7,485	–	–	–	–	$ 7,485
Science & Technology Opportunities	$ 8,194	$ 2	$ 219	–	$ 57	$ 7	$ 8,479
U.S. Opportunities	$237,802	–	$970	$1,217	–	–	$239,989

Transfer Agent Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 3,782	–	$13,434	$166	$3,674	$130	$21,186
Health Sciences Opportunities	–	–	–	–	–	$ 85	$ 85
International Opportunities	–	$25,217	–	–	–	–	$25,217
Science & Technology Opportunities	$ 3,352	$ 1	$ 73	–	$ 28	$ 2	$ 3,456
U.S. Opportunities	$86,264	–	–	$434	–	–	$86,698

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 84,513	–	$306,243	$135	$80,038	$19,128	$ 490,057
Health Sciences Opportunities	–	–	–	–	–	$ 531	$ 531
International Opportunities	–	$17,477	–	–	–	–	$ 17,477
Science & Technology Opportunities	$ 8,868	$ 14	$ 1,855	–	$ 315	$ 9	$ 11,061
U.S. Opportunities	$2,439,577	–	–	$250	–	–	$2,439,827

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	65

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	–	–	$406	–	$1,988	$2,394
International Opportunities	–	$1,304	–	–	–	–	$1,304
Science & Technology Opportunities	$969	$ 152	$16,595	$ 7	$2,831	$ 91	$20,645
U.S. Opportunities	–	–	$ 549	$ 1	–	–	$550

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2013	2014
Global Opportunities	$164,479	$626,147
Health Sciences Opportunities	–	$1,274
International Opportunities	–	$50,179
Science & Technology Opportunities	$26,971	$23,146
U.S. Opportunities	$9,403,382	$5,957,026

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

Global Opportunities	$27,177
Science & Technology Opportunities	$48,428
U.S. Opportunities	$5,213,829

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$3,422
Health Sciences Opportunities	$106,293
International Opportunities	$28,959
Science & Technology Opportunities	$5,824
U.S. Opportunities	$6,409

For the year ended September 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C

Global Opportunities	$28,919	$10,272	$ 2,759
Health Sciences Opportunities	$15,511	$35,359	$31,588
International Opportunities	$ 6,532	$13,684	$15,757
Science & Technology Opportunities	$ 943	$ 3,334	$ 4,098
U.S. Opportunities	$ 2,829	$33,093	$27,516

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2012, BIM received $1,092,853 in securities lending agent fees related to securities lending activities for the Funds.

During the year ended September 30, 2012, Science & Technology Opportunities received reimbursements of $93 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2012, were as follows:

	Purchases	Sales
Global Opportunities	$411,852,709	$486,675,054
Health Sciences Opportunities	$2,302,310,083	$2,276,182,018
International Opportunities	$1,665,766,244	$1,850,394,607
Science & Technology Opportunities .	$569,046,447	$591,557,322
U.S. Opportunities	$3,038,067,573	$4,381,240,754

Transactions in options written for the year ended September 30, 2012, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	–	–	–	–
Options written	4,299	$214,096	4,316	$105,635
Options expired	(4,299)	(214,096)	(4,316)	(105,635)
Outstanding options, end of year	–	–	–	–

66	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	–	–	–	–
Options written	22,225	$2,855,957	24,029	$2,680,660
Options expired	(10,588)	(1,179,451)	(24,029)	(2,680,660)
Options closed	(10,880)	(1,596,653)	–	–
Options exercised	(757)	(79,853)	–	–

Outstanding options, end of year	–	–	–	–

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions, net operating losses, the characterization of expenses, the reclassification of distributions, the classification of settlement proceeds, income recognized from pass-through entities and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	Global Oppor- tunities	Health Sciences Oppor- tunities	Interna- tional Oppor- tunities	Science & Tech- nology Oppor- tunities	U.S. Oppor- tunities
Paid-in capital	–	–	–	$ (589,754)	$1,696,290
Undistri- buted (distri-butions in excess of) net invest-ment income (loss)	$(462,494)	$ 17,689,900	$ 10,873,548	$ 1,867,901	$(961,847)
Accu-mulated net realized gain (loss)	$ 462,494	$(17,689,900)	$(10,873,548)	$(1,278,147)	$(734,443)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities
Ordinary income
9/30/12	$406,787	$11,094,152	$32,500,082	$40,663,799
9/30/11	$280,008	$21,499,014	$19,200,189	$19,000,183
Long-term capital gain
9/30/12	–	71,008,258	–	307,782,943
9/30/11	–	32,423,914	–	38,664,237
Total
9/30/12	$406,787	$82,102,410	$32,500,082	$348,446,742

9/30/11	$280,008	$53,922,928	$19,200,189	$57,664,420

As of September 30, 2012, the tax components of accumulated net gains were as follows:

	Global Opportunities	Health Sciences Opportunities	Interna- tional Opportunities
Undistri- buted ordinary income	$2,601,571	$22,201,902	$20,243,992
Undistributed long-term capital gains	–	64,398,280	–
Capital loss carry forwards	(157,871,588)	–	(86,836,803)
Net unrealized gains (losses)[1]	32,416,947	375,613,619	160,083,678
Qualified late-year losses[2]	(11,216,059)	–	(100,789,162)
Total	$(134,069,129)	$462,213,801	$(7,298,295)

	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	–	$7,674,686
Undistributed long-term capital gains	–
Capital loss carry forwards	$(47,466,686)	(4,845,999)
Net unrealized gains (losses)[1]	20,638,820	410,561,958
Qualified late-year losses[2]	(3,697,479)	–
Total	$(30,525,345)	$413,390,645

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency, options and futures contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the timing and recognition of partnership income and the difference between the book and tax treatment of certain security lending transactions.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	Global Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
2015	–	–	$42,234,550	–
2017	$ 37,763,900	$10,669,404	4,448,928	–
2018	113,289,251	63,081,604	–	–
2019	3,120,805	–	783,208	–
No expiration date[3]	3,697,632	13,085,795	–	$4,845,999
Total	$157,871,588	$86,836,803	$47,466,686	$4,845,999

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2012, Science & Technology Opportunities utilized $11,187,145 of its capital loss carryforward.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	67

Notes to Financial Statements (continued)

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$291,728,412	$1,792,741,200	$1,521,964,849	$172,910,230	$2,205,933,989
Gross unrealized appreciation	$ 40,394,241	$385,148,562	$203,860,718	$22,386,560	$420,495,315
Gross unrealized depreciation	(8,014,866)	(9,406,823)	(43,422,299)	(1,747,468)	(9,696,700)

Net unrealized appreciation	$ 32,379,375	$375,741,739	$160,438,419	$20,639,092	$410,798,615

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of September 30, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of September 30, 2012, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, U.S. Opportunities invested a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the consumer discretionary sector would have a greater impact on U.S. Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2012, Global Opportunities invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

As of September 30, 2012, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Commercial Banks	9%	12%
Pharmaceuticals	7	9
Oil, Gas & Consumable Fuels	6	–
Energy Equipment & Services	6	–
Food Products	–	6
Insurance	–	6
Metals & Mining	–	6
Other[1]	72	61

[1]	All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Global Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	–	–	4,690,343	$46,049,322
Shares sold	659,854	$6,821,248	550,794	6,086,117
Shares issued in reinvestment of dividends	10,082	100,322	11,360	128,593
Shares redeemed	(2,080,293)	(21,759,629)	(1,004,993)	(11,033,445)
Net increase (decrease)	(1,410,357)	$(14,838,059)	4,247,504	$41,230,587

Investor A
Shares issued in the reorganization[1]	–	–	19,605,539	$191,318,695
Shares sold and automatic conversion of shares	1,051,328	$10,896,990	760,598	8,385,507
Shares issued in reinvestment of dividends	24,774	245,035	10,826	122,113
Shares redeemed	(6,009,025)	(62,842,202)	(1,424,020)	(15,313,906)
Net increase (decrease)	(4,932,923)	$(51,700,177)	18,952,943	$184,512,409

Investor B
Shares issued in the reorganization[1]	–	–	476,778	$4,571,444
Shares sold	4,073	$41,775	8,464	96,689
Shares redeemed and automatic conversion of shares	(242,558)	(2,470,508)	(94,007)	(1,002,860)
Net increase (decrease)	(238,485)	$(2,428,733)	391,235	$3,665,273

Investor C
Shares issued in the reorganization[1]	–	–	4,865,475	$46,465,289
Shares sold	236,712	$2,385,713	308,404	3,430,169
Shares redeemed	(1,641,578)	(16,620,299)	(598,941)	(6,374,896)
Net increase (decrease)	(1,404,866)	$(14,234,586)	4,574,938	$43,520,562
			Period September 12, 2011[2] to September 30, 2011
			Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	1,613,792	$15,748,035
Shares sold	397,248	$4,083,085	36,132	355,964
Shares issued in reinvestment of dividends	497	4,914	–	–
Shares redeemed	(668,193)	(6,964,192)	(42,000)	(399,037)
Net increase (decrease)	(270,448)	$(2,876,193)	1,607,924	$15,704,962
Total Net Increase (Decrease)	(8,257,079)	$(86,077,748)	29,774,544	$288,633,793

[1]	See Note 1 regarding the reorganization.
[2]	Commencement of operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	69

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization[1]	–	–	2,520,951	$72,864,825
Shares sold	4,090,410	$127,693,569	5,310,915	165,243,096
Shares issued in reinvestment of dividends and distributions	616,409	17,222,456	342,151	9,686,180
Shares redeemed	(3,632,124)	(111,317,797)	(3,625,515)	(109,106,448)
Net increase	1,074,695	$33,598,228	4,548,502	$138,687,653

Service
Shares sold	181,882	$5,430,122	282,548	$8,479,494
Shares issued in reinvestment of distributions.	27,004	736,672	17,268	477,975
Shares redeemed	(246,784)	(7,450,005)	(234,131)	(6,889,355)
Net increase (decrease)	(37,898)	$(1,283,211)	65,685	$2,068,114

Investor A
Shares issued in the reorganization[1]	–	–	4,614,746	$129,864,024
Shares sold and automatic conversion of shares	9,035,781	$273,713,590	8,538,548	256,119,158
Shares issued in reinvestment of distributions	1,553,813	42,294,790	1,055,037	29,150,534
Shares redeemed	(9,782,340)	(295,306,792)	(8,979,890)	(263,921,203)
Net increase	807,254	$20,701,588	5,228,441	$151,212,513

Investor B
Shares issued in the reorganization[1]	–	–	264,033	$6,971,367
Shares sold	37,810	$1,085,412	23,409	663,728
Shares issued in reinvestment of distributions	78,735	2,017,206	62,470	1,628,570
Shares redeemed and automatic conversion of shares	(589,171)	(16,746,030)	(404,936)	(11,242,595)
Net decrease	(472,626)	$(13,643,412)	(55,024)	$(1,978,930)

Investor C
Shares issued in the reorganization[1]	–	–	1,732,603	$45,602,289
Shares sold	1,661,256	$47,475,233	1,964,605	55,634,617
Shares issued in reinvestment of distributions	581,778	14,834,985	398,100	10,342,259
Shares redeemed	(2,481,520)	(70,172,461)	(2,395,905)	(66,305,169)
Net increase (decrease)	(238,486)	$(7,862,243)	1,699,403	$45,273,996
			Period September 12, 2011[2] to September 30, 2011
			Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	347,818	$9,787,987
Shares sold	268,557	$8,196,982	11,745	335,213
Shares issued in reinvestment of distributions	19,428	527,655	–	–
Shares redeemed	(193,362)	(5,918,516)	(17,412)	(498,734)
Net increase	94,623	$2,806,121	342,151	$9,624,466
Total Net Increase	1,227,562	$34,317,071	11,829,158	$344,887,812

[1]	See Note 1 regarding the reorganization.
[2]	Commencement of operations.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
International Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	8,183,030	$253,867,271	16,478,827	$566,277,414
Shares issued in reinvestment of dividends	491,173	14,312,818	214,265	7,418,383
Shares redeemed	(12,293,903)	(373,392,042)	(13,232,744)	(457,095,405)
Net increase (decrease)	(3,619,700)	$(105,211,953)	3,460,348	$116,600,392

Service
Shares sold	236,182	$7,089,386	310,969	$10,329,417
Shares issued in reinvestment of dividends	26,176	737,899	13,386	448,013
Shares redeemed	(507,051)	(15,060,123)	(802,715)	(26,887,480)
Net decrease	(244,693)	$(7,232,838)	(478,360)	$(16,110,050)

Investor A
Shares sold and automatic conversion of shares	5,470,759	$161,089,624	9,774,128	$314,050,543
Shares issued in reinvestment of dividends	458,334	12,782,955	211,387	7,007,357
Shares redeemed	(9,773,567)	(287,807,724)	(9,380,973)	(312,127,798)
Net increase (decrease)	(3,844,474)	$(113,935,145)	604,542	$8,930,102

Investor B
Shares sold	4,121	$114,065	10,981	$340,576
Shares issued in reinvestment of dividends	4,391	114,745	200	6,178
Shares redeemed and automatic conversion of shares	(255,913)	(7,017,833)	(254,785)	(7,867,647)
Net decrease	(247,401)	$(6,789,023)	(243,604)	$(7,520,893)

Investor C
Shares sold	520,362	$14,183,899	1,317,687	$40,785,132
Shares issued in reinvestment of dividends	56,675	1,467,326	15,662	481,446
Shares redeemed	(2,210,793)	(60,108,488)	(2,327,389)	(71,180,146)
Net decrease	(1,633,756)	$(44,457,263)	(994,040)	$(29,913,568)
Total Net Increase (Decrease)	(9,590,024)	$(277,626,222)	2,348,886	$71,985,983

BLACKROCK FUNDS	SEPTEMBER 30, 2012	71

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Science & Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	770,288	$7,490,369	1,206,173	$12,255,183
Shares redeemed	(1,317,474)	(12,874,187)	(935,690)	(9,390,243)
Net increase (decrease)	(547,186)	$(5,383,818)	270,483	$2,864,940

Service
Shares sold	22,926	$217,472	76,484	$728,734
Shares redeemed	(27,413)	(258,161)	(49,792)	(484,979)
Net increase (decrease)	(4,487)	$(40,689)	26,692	$243,755

Investor A
Shares sold and automatic conversion of shares	1,304,226	$12,178,654	4,564,043	$43,817,474
Shares redeemed	(3,101,152)	(28,528,060)	(3,812,838)	(36,639,657)
Net increase (decrease)	(1,796,926)	$(16,349,406)	751,205	$7,177,817

Investor B
Shares sold	21,447	$181,555	68,629	$598,949
Shares redeemed and automatic conversion of shares	(132,305)	(1,110,087)	(203,615)	(1,789,504)
Net decrease	(110,858)	$(928,532)	(134,986)	$(1,190,555)

Investor C
Shares sold	414,850	$3,505,554	1,125,911	$10,129,287
Shares redeemed	(1,022,280)	(8,536,404)	(840,174)	(7,390,677)
Net increase (decrease)	(607,430)	$(5,030,850)	285,737	$2,738,610

Class R
Shares sold	206,367	$1,973,361	252,128	$2,505,574
Shares redeemed	(179,136)	(1,691,981)	(168,337)	(1,660,869)
Net increase	27,231	$281,380	83,791	$844,705
Total Net Increase (Decrease)	(3,039,656)	$(27,451,915)	1,282,922	$12,679,272

72	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,527,723	$408,516,164	34,490,335	$1,403,849,188
Shares issued in reinvestment of distributions	4,597,296	151,572,873	562,799	22,489,473
Shares redeemed	(36,842,007)	(1,329,556,797)	(21,778,639)	(883,122,611)
Net increase (decrease)	(20,716,988)	$(769,467,760)	13,274,495	$543,216,050

Service
Shares sold	77,821	$2,634,021	746,753	$29,457,121
Shares issued in reinvestment of distributions	633,064	19,966,853	84,568	3,249,935
Shares redeemed	(1,762,370)	(60,181,040)	(1,835,825)	(71,884,470)
Net decrease	(1,051,485)	$(37,580,166)	(1,004,504)	$(39,177,414)

Investor A
Shares sold and automatic conversion of shares	2,223,701	$75,106,543	8,996,743	$349,422,572
Shares issued in reinvestment of distributions	2,846,386	88,721,884	413,341	15,711,130
Shares redeemed	(14,966,382)	(503,894,800)	(14,804,518)	(575,969,728)
Net decrease	(9,896,295)	$(340,066,373)	(5,394,434)	$(210,836,026)

Investor B
Shares sold	2,090	$64,052	19,782	$714,834
Shares issued in reinvestment of distributions	59,433	1,669,467	6,293	218,440
Shares redeemed and automatic conversion of shares	(160,728)	(4,877,153)	(142,776)	(5,054,884)
Net decrease	(99,205)	$(3,143,634)	(116,701)	$(4,121,610)

Investor C
Shares sold	309,834	$9,436,396	2,022,997	$71,961,051
Shares issued in reinvestment of distributions	1,073,324	30,171,224	114,346	3,967,782
Shares redeemed	(3,730,187)	(113,993,845)	(2,912,160)	(101,772,168)
Net decrease	(2,347,029)	$(74,386,225)	(774,817)	$(25,843,335)
Total Net Increase (Decrease)	(34,111,002)	$(1,224,644,158)	5,984,039	$263,237,665

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio (collectively, the “Funds”), each a series of BlackRock Funds, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2012:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]
BlackRock Global Opportunities Portfolio	12/13/11	100.00%	100.00%	–	–
BlackRock Health Sciences Opportunities Portfolio	12/09/11	100.00%	85.52%	–	–
BlackRock International Opportunities Portfolio	12/13/11	100.00%[2]	–	100.00%[2]	$0.083479
BlackRock U.S. Opportunities Portfolio	12/13/11	63.60%	63.11%	–	–

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, BlackRock Health Sciences Portfolio and BlackRock U.S. Opportunities Portfolio distributed long-term capital gains of $1.255987 and $3.38977 per share to shareholders of record on December 9, 2011 and December 13, 2011, respectively.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and U.S. Opportunities Portfolio, the “Funds” and each individually, a “Fund”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM”) with respect to Global Opportunities Portfolio and the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFM, the “Sub-Advisors”) with respect to International Opportunities Portfolio (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered, with respect to each Fund, were: (a) investment performance for one-, three-and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with

BLACKROCK FUNDS	SEPTEMBER 30, 2012	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

respect to Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio and (iii) the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each

Fund. Throughout the year, the Board compared each Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category and, with respect to Health Sciences Opportunities Portfolio and Science

76	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

& Technology Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that, in general, International Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that, in general, Health Sciences Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor closely the Fund’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Fund’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Fund’s relative performance.

The Board noted that Global Opportunities Portfolio performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the periods of underperformance can be attributed to being overweight coal and underweight oil-related stocks in the first quarter of 2011, greater economic sensitivity within industrials and materials than anticipated by the portfolio management team, and greater end-market exposure to China and other faster-growing emerging markets than the Fund’s benchmark.

The Board noted that Science & Technology Opportunities Portfolio performed below the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Fund’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Fund’s relative performance. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the periods of underperformance can largely be attributed to being underweight technology and overweight healthcare at a time when more cyclically-geared industries began to outperform.

The Board noted that U.S. Opportunities Portfolio performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the period of underperformance can be attributed to being overweight coal and underweight oil-related stocks in the first quarter of 2011, greater economic sensitivity within industrials and materials than anticipated by the portfolio management team, and greater end-market exposure to China and other faster-growing emerging markets than the Fund’s benchmark.

The Board and BlackRock discussed BlackRock’s strategy for improving the performance of Global Opportunities Portfolio, Science & Technology Opportunities Portfolio and U.S. Opportunities Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of these Funds and to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating

BLACKROCK FUNDS	SEPTEMBER 30, 2012	77

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of Global Opportunities Portfolio and Health Sciences Opportunities Portfolio was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that each Fund’s actual total expense ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board noted that International Opportunities Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expense ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that although the Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s Peers, the contractual management fee ratio was in the third quartile.

The Board noted that U.S. Opportunities Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that with respect to each of the Funds, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved (i) the continuation of the Advisory Agreement between the

78	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

Manager and the Trust with respect to each Fund, (ii) the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio and (iii) the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Fund, each for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	79

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc.
since 1987; Member of the Archdiocesan
Investment Committee of the Archdiocese of
Philadelphia since 2004; Director, The
Committee of Seventy (civic) since 2006;
Director, Fox Chase Cancer Center from 2004
			to 2011.	33 RICs consisting of 102 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the
Columbia University Graduate School of
Business since 1991; Trustee, Phillips Exeter
Academy since 2002; Chairman, Wave Hill,
Inc. (public garden and cultural center) from
			1990 to 2006.	33 RICs consisting of 102 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since
2005; John M. Olin Professor of Humanities,
New York University from 1993 to 2005 and
Professor thereof from 1980 to 2005; President
Emeritus, Hudson Institute (policy research
organization) since 2011, President thereof
from 1997 to 2011 and Trustee since 1980;
Chairman of the Board of Trustees for
Grantham University since 2006; Director,
InnoCentive, Inc. (strategic solutions company)
since 2005; Director, Cerego, LLC (software
development and design) since 2005; Director
Cybersettle (dispute resolution technology)
			since 2009.	33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health
System (a not-for-profit health system) since
2008; Director, Jones and Brown (Canadian
insurance broker) since 1998; General Partner,
Thorn Partners, LP (private investments) since
1998; Director, WQED Multi-Media (public
broadcasting not-for-profit) since 2001;
Partner, Amarna Corporation, LLC (private
			investment company) from 2002 to 2008.	33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private
investments) since 1999; Director, Forward
Management, LLC since 2007; Director,
College Access Foundation of California
(philanthropic foundation) since 2009; Director,
A.P. Pharma, Inc. (specialty pharmaceuticals)
from 1983 to 2011; Director, The James Irvine
Foundation (philanthropic foundation) from
			1998 to 2008.	33 RICs consisting of 102 Portfolios	None

80	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 102 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 102 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Independent Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None

3     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	81

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

82	BLACKROCK FUNDS	SEPTEMBER 30, 2012

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor - Global Opportunities Portfolio BlackRock Financial Management, Inc. New York, NY 10055	Sub-Advisor - International Opportunities Portfolio BlackRock International Limited Edinburgh, Scotland EH3 8JB	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019

Additional Information
General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	83

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

84	BLACKROCK FUNDS	SEPTEMBER 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2012	85

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Opps-9/12-AR

September 30, 2012

Annual Report

BlackRock Managed Volatility Portfolio | of BlackRock FundsSM

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

On May 15, 2012, the Fund changed its investment objective from “to seek to maximize total return, consistent with income generation and prudent investment management” to “to seek total return,” and changed the name of the Fund from “BlackRock Asset Allocation Portfolio” to “BlackRock Managed Volatility Portfolio.”

Portfolio Management Commentary

How did the Fund perform?

•

Effective October 1, 2011, the Fund changed the equity component of its reference benchmark against which the Fund measures its performance from the S&P 500® Index to the MSCI All Country World Index (“ACWI”) to better reflect the Fund’s increased exposure to non-US equities. Effective May 15, 2012, the Fund changed one of the components making up the customized weighted index from the Barclays US Aggregate Bond Index to the Citigroup WGBI (hedged into USD). Fund management believes that the Citigroup WGBI (hedged into USD) better reflects the Fund’s increasing global exposure.

•

For the 12-month period ended September 30, 2012 the Fund generated a positive double-digit return, but underperformed its reference benchmark (60% MSCI ACWI/40% Citigroup WGBI (hedged into USD)) and both former reference benchmarks (60% MSCI ACWI/40% Barclays US Aggregate Bond Index) and (60% S&P 500® Index/40% Barclays US Aggregate Bond Index). Individually, the Fund underperformed the MSCI ACWI and the S&P 500® Index, but outperformed both the Citigroup WGBI (hedged into USD) and the Barclays US Aggregate Bond Index. The following discussion of relative performance pertains to the Fund’s current reference benchmark.

What factors influenced performance?

•

A majority of the underperformance for the period is attributable to the Fund’s allocation to cash and cash equivalents. Given the uncertain economic environment, particularly the prominence of risks stemming from the unfolding eurozone debt crisis as well as diminished prospects for global growth and the impending “fiscal cliff” (i.e., the expiration of Bush-era tax cuts coupled with automatic spending cuts at the turn of the year), the Fund maintained an allocation to cash as a volatility management tool. From a broad asset allocation perspective, the Fund’s underweight to equities detracted from performance.

•

Within the Fund’s fixed income segment, an overweight to credit sectors had a positive impact as global credit outperformed global sovereigns during the period. Exposure to high yield securities, which are not represented in the reference benchmark, was a notable contributor to performance of the Fund. The asset class has seen steady inflows as it provides an attractive risk-adjusted yield relative to other fixed income sectors. In the first part of the period, exposure to securitized assets, including an overweight in commercial mortgage-backed securities (“CMBS”) and an allocation to non-agency residential mortgage-backed securities, had a positive impact. Within CMBS, a preference for recently issued higher-quality multi-family securities proved beneficial as underlying fundamentals continued to improve in a strong rental market.

•

Positive returns in the Fund’s equity segment came from overweight exposures to German and Italian stocks while these markets outperformed the MSCI ACWI. In US stocks, the Fund’s positioning in health care and information technology (“IT”) added to performance, while holdings in industrials detracted.

Describe recent portfolio activity.

•

As discussed above, the Fund changed its name, strategy and benchmark during the reporting period. As part of this change, the Fund rotated its fixed income exposures from a fundamental US-only approach to a model-based approach with a global benchmark. In equities, the Fund reduced exposure to actively managed US large cap growth and mid-cap equity investments in order to increase the flexibility of the Fund to implement tactical asset allocation views via exchange- traded funds.

•

The Fund also made a number of tactical allocation changes during the 12-month period. At the beginning of the period, the Fund increased its allocation to emerging market equities while maintaining its regional tilt to German stocks over broader European equities. However, in the first quarter of 2012, the Fund moved to an underweight in emerging markets as valuations on the asset class began to look rich. In the second quarter, the Fund added a number of regional and sector exposures. Most notably, the Fund moved to an overweight in Italian equities in May and exited the position in September. Within US equities, the Fund rotated into health care, industrials and information technology and out of energy.

•

The Fund maintained an allocation to cash and cash equivalents throughout the 12-month period for defensive purposes. While having a negative impact on relative performance, holding cash enhanced the ability of the Fund to control risk during a period of heightened market volatility.

Describe portfolio positioning at period end.

•

Relative to the reference benchmark, the Fund ended the period underweight in equities with a neutral weight in fixed income. The Fund also continued to hold a small allocation to cash and cash equivalents. In equities, the Fund remained underweight to Europe overall and continued to maintain defensive positioning in the region by investing in markets that are more likely to be resilient in the aftermath of the eurozone debt crisis, including Germany. Within fixed income, the Fund was underweight in core fixed income due to its out-of-benchmark allocation to high yield bonds and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Vanguard MSCI Emerging Markets ETF	8%
Government of Japan	8
iShares iBoxx $ High Yield Corporate Bond Fund	5
Health Care Select Sector SPDR Fund	4
Industrial Select Sector SPDR Fund	4
Financial Select Sector SPDR Fund	4
Technology Select Sector SPDR Fund	3
U.S. Treasury Notes	3
Fannie Mae	3
Freddie Mac	2

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	29%
Investment Companies	28
Foreign Government Obligations	17
Corporate Bonds	11
U.S. Government Sponsored Agency Securities	6
U.S. Treasury Obligations	4
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Asset-Backed Securities	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

[3]   This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[4]   This unmanaged market- weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US

Treasury and government agency issues with at least one year to maturity.
[5]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[6]	A market capitalization weighted bond index consisting of government bond markets of 23 countries including the United States.
[7]	This customized weighted index is comprised of the returns of the MSCI All Country World Index (60%) and Barclays US Aggregate Bond Index (40%).
[8]	This customized weighted index is comprised of the returns of the S&P 500® Index (60%) and Barclays US Aggregate Bond Index (40%).
[9]

This customized weighted index is comprised of the returns of the MSCI All Country World Index (60%) and Citigroup WGBI (hedged into USD) (40%). The fund now uses this index as its benchmark rather than the 60% MSCI All Country World Index/40% Barclays US Aggregate Bond Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[10]

		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.43%	13.89%	N/A	2.30%	N/A	7.68%	N/A
Service	0.22	13.53	N/A	2.02	N/A	7.40	N/A
Investor A	0.22	13.51	7.59%	1.96	0.87%	7.31	6.74%
Investor B	(0.18)	12.60	8.10	1.12	0.78	6.66	6.66
Investor C	(0.09)	12.75	11.75	1.25	1.25	6.55	6.55
60% MSCI All Country World Index/40% Citigroup WGBI (hedged into USD)	1.93	14.48	N/A	1.35	N/A	7.36	N/A
Citigroup WGBI (hedged into USD)	3.03	4.32	N/A	4.99	N/A	4.45	N/A
MSCI All Country World Index	0.89	20.98	N/A	(2.07)	N/A	8.61	N/A
Barclays US Aggregate Bond Index	3.68	5.16	N/A	6.53	N/A	5.32	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	8.01	N/A
60% MSCI All Country World Index/40% Barclays US Aggregate Bond Index.	2.18	14.81	N/A	1.87	N/A	7.68	N/A
60% S&P 500® Index/40% Barclays US Aggregate Bond Index	3.63	19.87	N/A	3.67	N/A	7.25	N/A

[10]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[12]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[11]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[11]	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.30	$ 4.46	$1,000.00	$1,020.55	$ 4.50	0.89%
Service	$1,000.00	$1,002.20	$ 5.86	$1,000.00	$1,019.15	$ 5.91	1.17%
Investor A	$1,000.00	$1,002.20	$ 5.91	$1,000.00	$1,019.10	$ 5.96	1.18%
Investor B	$1,000.00	$ 998.20	$10.09	$1,000.00	$1,014.90	$10.18	2.02%
Investor C	$1,000.00	$ 999.10	$ 9.40	$1,000.00	$1,015.60	$ 9.47	1.88%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	5

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

—	Investor A Shares are subject to a maximum initial sales charge (front- end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by borrowing through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on the Fund performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/ or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	7

Schedule of Investments September 30, 2012	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 2.02%, 7/25/32 (a)	USD	11	$4,853
Conseco Financial Corp., Series 1996-7, Class A6, 7.65%, 10/15/27 (a)		3	3,478
FCT GINKGO Sales Finance, Series 2012-1, Class A, 1.57%, 7/18/38 (a)	EUR	1,563	2,023,133
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.33%, 7/25/37 (a)	USD	31	30,154
Santander Drive Auto Receivables Trust:
Series 2010-B, Class B, 2.10%, 9/15/14 (b)		385	386,387
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		143	142,931
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		154	154,537

Total Asset-Backed Securities – 0.5%			2,745,473

Collateralized Debt Obligations – 0.0%

Knollwood Ltd., Series 2004-1A, Class C, 3.66%, 1/10/39 (a)(b)		126	–

Common Stocks	Shares
Aerospace & Defense – 0.9%
The Boeing Co.		36,200	2,520,244
Precision Castparts Corp.		4,100	669,694
TransDigm Group, Inc. (c)		7,810	1,108,005
United Technologies Corp.		10,200	798,558

			5,096,501

Air Freight & Logistics – 0.1%
United Parcel Service, Inc., Class B		5,800	415,106

Auto Components – 0.0%
Allison Transmission Holdings, Inc. (d)		11,200	225,344

Common Stocks	Shares	Value
Automobiles – 0.3%
Nissan Motor Co. Ltd.	169,000	$1,438,308
Tesla Motors, Inc. (c)(d)	14,100	412,848

		1,851,156

Beverages – 0.8%
Anheuser-Busch InBev NV	15,871	1,357,743
The Coca-Cola Co.	47,996	1,820,488
PepsiCo, Inc.	15,500	1,096,935

		4,275,166

Biotechnology – 0.6%
Alexion Pharmaceuticals, Inc. (c)	6,300	720,720
ARIAD Pharmaceuticals, Inc. (c)	13,000	314,925
Biogen Idec, Inc. (c)	5,800	865,534
Gilead Sciences, Inc. (c)	21,900	1,452,627
Regeneron Pharmaceuticals, Inc. (c)	1,465	223,647

		3,577,453

Building Products – 0.1%
Assa Abloy AB, Class B	14,381	466,975
Masco Corp.	16,153	243,103

		710,078

Capital Markets – 0.5%
Ares Capital Corp.	30,939	530,294
Eaton Vance Corp.	3,428	99,275
Federated Investors, Inc., Class B	21,324	441,194
The Goldman Sachs Group, Inc.	6,600	750,288
Jefferies Group, Inc.	27,800	380,582
Waddell & Reed Financial, Inc., Class A	16,609	544,277

		2,745,910

Chemicals – 1.1%
Celanese Corp.	11,500	435,965
E.I. du Pont de Nemours & Co.	13,261	666,631
LG Chem Ltd.	3,495	1,033,161
Linde AG	10,954	1,888,029
Monsanto Co.	20,125	1,831,777

		5,855,563

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	KRW	South Korean Won
AONIA	Australian OverNight Index Average	LIBOR	London Interbank Offered Rate
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian Leu
DKK	Danish Krone	RUB	Russian Ruble
EONIA	Euro OverNight Index Average	SEK	Swedish Krona
ETF	Exchange Traded Fund	SGD	Singapore Dollar
EUR	Euro	SONIA	Sterling OverNight Interbank
EURIBOR	Euro Interbank Offered Rate		Average
FEDL01	US OverNight Federal Funds Effective Rate	SPDR	Standard & Poor’s Depositary Receipts
GBP	British Pound
HKD	Hong Kong Dollar	STIBOR	Stockholm Interbank Offered Rate
HUF	Hungarian Forint	TBA	To-Be-Announced
IDR	Indonesian Rupiah	THB	Thai Baht
ILS	Israeli Shekel	TRY	Turkish Lira
INR	Indian Rupee	TWD	Taiwan Dollar
JPY	Japanese Yen	USD	US Dollar
		ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Banks – 1.1%
Bank Rakyat Indonesia Persero Tbk PT	1,348,000	$1,044,793
BNP Paribas SA	10,446	495,256
HSBC Holdings Plc	126,276	1,173,077
ICICI Bank Ltd. - ADR	20,226	811,872
Itau Unibanco Holding SA, Preference	35,937	544,218
Komercni Banka AS	3,136	622,511
Sberbank of Russia - ADR	53,314	621,108
Wells Fargo & Co.	27,600	953,028

		6,265,863

Commercial Services & Supplies – 0.1%
Pitney Bowes, Inc.	22,468	310,508

Communications Equipment – 0.6%
F5 Networks, Inc. (c)(d)	6,300	659,610
QUALCOMM, Inc.	43,600	2,724,564

		3,384,174

Computers & Peripherals – 1.6%
Apple, Inc.	9,827	6,557,164
Diebold, Inc.	15,576	525,067
EMC Corp. (c)	43,800	1,194,426
Fusion-io, Inc. (c)	11,446	346,471

		8,623,128

Containers & Packaging – 0.1%
Sonoco Products Co.	9,265	287,122

Distributors – 0.1%
Genuine Parts Co.	11,205	683,841

Diversified Consumer Services – 0.1%
H&R Block, Inc.	40,887	708,572

Diversified Financial Services – 0.1%
ING Groep NV (c)	50,407	399,234

Diversified Telecommunication Services – 0.5%
CenturyLink, Inc.	12,869	519,908
Frontier Communications Corp. (d)	58,731	287,782
Level 3 Communications, Inc. (c)	13,000	298,610
Verizon Communications, Inc.	27,598	1,257,641
Windstream Corp.	40,560	410,062

		2,774,003

Electric Utilities – 0.3%
Duke Energy Corp.	10,688	692,582
FirstEnergy Corp.	2,235	98,563
Hawaiian Electric Industries, Inc.	9,795	257,707
Pepco Holdings, Inc.	17,796	336,344

		1,385,196

Electrical Equipment – 0.1%
Emerson Electric Co.	2,278	109,959
Roper Industries, Inc.	4,400	483,516

		593,475

Electronic Equipment, Instruments & Components – 0.0%
Molex, Inc.	378	9,934

Energy Equipment & Services – 0.4%
Halliburton Co.	8,773	295,562
National Oilwell Varco, Inc.	11,000	881,210
Noble Corp.	15,000	536,700
Schlumberger Ltd.	6,170	446,276

		2,159,748

Common Stocks	Shares	Value

Food & Staples Retailing – 0.4%
Costco Wholesale Corp.	17,000	$1,702,125
Whole Foods Market, Inc.	5,100	496,740

		2,198,865

Food Products – 0.1%
Mondelez International, Inc.	5,140	212,539
Want Want China Holdings Ltd.	363,000	462,084

		674,623

Health Care Equipment & Supplies – 0.2%
Intuitive Surgical, Inc. (c)	1,500	743,445
Medtronic, Inc.	1,699	73,261

		816,706

Health Care Providers & Services – 0.3%
Express Scripts Holding Co. (c)	26,574	1,665,393

Health Care Technology – 0.1%
Cerner Corp. (c)(d)	7,300	565,093

Hotels, Restaurants & Leisure – 0.5%
Las Vegas Sands Corp.	16,000	741,920
McDonald’s Corp.	9,200	844,100
Starbucks Corp.	19,500	989,625

		2,575,645

Household Durables – 0.1%
Leggett & Platt, Inc.	25,886	648,444

Household Products – 0.4%
Kimberly-Clark Corp.	7,067	606,207
Reckitt Benckiser Group Plc	23,288	1,341,731

		1,947,938

Industrial Conglomerates – 0.6%
Danaher Corp.	32,400	1,786,860
General Electric Co.	57,099	1,296,718

		3,083,578

Insurance – 0.5%
Aflac, Inc.	6,703	320,940
China Life Insurance Co. Ltd., H Shares	291,000	837,658
Cincinnati Financial Corp.	17,368	658,074
Principal Financial Group, Inc.	3,886	104,689
Zurich Insurance Group AG (c)	4,323	1,077,756

		2,999,117

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (c)	10,000	2,543,200
priceline.com, Inc. (c)	1,600	989,968

		3,533,168

Internet Software & Services – 0.8%
eBay, Inc. (c)	21,400	1,035,974
Google, Inc., Class A (c)	3,247	2,449,861
MercadoLibre, Inc. (d)	8,937	737,749
Rackspace Hosting, Inc. (c)(d)	5,202	343,800

		4,567,384

IT Services – 0.5%
Automatic Data Processing, Inc.	12,505	733,543
Broadridge Financial Solutions, Inc.	23,980	559,453
Paychex, Inc.	19,074	634,973
Visa, Inc., Class A	6,900	926,532

		2,854,501

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	25,668	$986,935

Machinery – 0.9%
Caterpillar, Inc.	7,757	667,412
Eaton Corp.	17,200	812,872
Harsco Corp.	6,541	134,287
Illinois Tool Works, Inc.	11,886	706,860
Railpower Technologies Corp. (c)	17,600	–
SMC Corp.	6,500	1,046,069
Stanley Black & Decker, Inc.	15,200	1,159,000
Terex Corp. (c)(d)	23,144	522,592

		5,049,092

Media – 0.8%
British Sky Broadcasting Group Plc	137,993	1,656,270
CBS Corp., Class B	14,300	519,519
Comcast Corp., Class A	27,600	987,252
Liberty Global, Inc., Class A (c)	14,143	859,187
The McGraw-Hill Cos., Inc.	3,732	203,730

		4,225,958

Metals & Mining – 0.3%
Rio Tinto Plc	28,084	1,313,190
Southern Copper Corp.	11,885	408,369

		1,721,559

Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	12,986	276,602
NiSource, Inc.	30,281	771,560

		1,048,162

Oil, Gas & Consumable Fuels – 1.2%
Anadarko Petroleum Corp.	9,200	643,264
BG Group Plc	79,647	1,611,640
Chevron Corp.	2,947	343,502
EQT Corp.	1,133	66,847
Exxon Mobil Corp.	4,812	440,057
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	50,896
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (c)(e)	939	9,756
Noble Energy, Inc.	5,400	500,634
Royal Dutch Shell Plc, B Shares	49,123	1,748,087
Spectra Energy Corp.	22,675	665,738
Tullow Oil Plc	34,642	768,505

		6,848,926

Paper & Forest Products – 0.0%
Ainsworth Lumber Co. Ltd. (b)(c)	19,432	46,846

Personal Products – 0.1%
Avon Products, Inc.	32,935	525,313
Herbalife Ltd.	5,705	270,417

		795,730

Pharmaceuticals – 1.9%
Bristol-Myers Squibb Co.	13,763	464,501
Eli Lilly & Co.	25,294	1,199,189
Johnson & Johnson	6,360	438,268

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Merck & Co., Inc.	18,700	$843,370
Pfizer, Inc.	83,926	2,085,561
Roche Holding AG	11,429	2,137,757
Sanofi-Aventis SA	21,896	1,866,920
Teva Pharmaceutical Industries Ltd. - ADR	20,936	866,960
Valeant Pharmaceuticals International, Inc. (c)	11,200	619,024

		10,521,550

Professional Services – 0.0%
Manpower, Inc.	2,687	98,882

Real Estate Investment Trusts (REITs) – 0.5%
American Capital Agency Corp.	19,878	687,580
American Tower Corp.	10,300	735,317
Annaly Capital Management, Inc. (d)	28,887	486,457
CommonWealth REIT	4,660	67,850
Piedmont Office Realty Trust, Inc., Class A	26,340	456,736
Senior Housing Properties Trust	21,748	473,671
Simon Property Group, Inc.	1	150

		2,907,761

Semiconductors & Semiconductor Equipment – 0.5%
Avago Technologies Ltd.	4,500	156,893
Broadcom Corp., Class A (c)	18,334	633,990
Intel Corp.	15,976	362,336
Maxim Integrated Products, Inc.	7,082	188,523
Microchip Technology, Inc.	15,749	515,622
ON Semiconductor Corp. (c)	16,500	101,887
Veeco Instruments, Inc. (c)	16,921	507,968
Xilinx, Inc.	14,200	474,422

		2,941,641

Software – 1.2%
Activision Blizzard, Inc.	56,379	635,955
Microsoft Corp.	89,725	2,672,011
Oracle Corp.	27,700	872,273
Red Hat, Inc. (c)	13,600	774,384
Salesforce.com, Inc. (c)(d)	5,580	852,010
VMware, Inc., Class A (c)(d)	9,000	870,660

		6,677,293

Specialty Retail – 0.5%
American Eagle Outfitters, Inc.	14,751	310,951
Hennes & Mauritz AB, B Shares	41,518	1,444,958
The Home Depot, Inc.	18,300	1,104,771

		2,860,680

Textiles, Apparel & Luxury Goods – 0.4%
Michael Kors Holdings Ltd. (c)	11,400	606,252
The Swatch Group AG	2,393	955,655
Under Armour, Inc., Class A (c)	13,200	736,956
VF Corp.	395	62,947

		2,361,810
Thrifts & Mortgage Finance – 0.1%
Capitol Federal Financial, Inc.	49,565	592,797
New York Community Bancorp, Inc.	14,244	201,695

		794,492

Tobacco – 0.7%
Altria Group, Inc.	25,809	861,762
Imperial Tobacco Group Plc	61,729	2,286,855

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Tobacco (concluded)
Lorillard, Inc.		6,178	$719,428
Reynolds American, Inc.		1,381	59,853

			3,927,898

Wireless Telecommunication Services – 0.9%
NTT DoCoMo, Inc.		802	1,295,772
Rogers Communications, Inc., Class B		31,249	1,265,090
Vodafone Group Plc		807,048	2,293,341

			4,854,203

Total Common Stocks – 25.0%			139,136,948

Corporate Bonds		Par (000)

Air Freight & Logistics – 0.0%
FedEx Corp., 3.88%, 8/01/42	USD	100	97,897

Airlines – 0.1%
BAA Funding Ltd., 5.23%, 2/15/25	GBP	350	649,563

Beverages – 0.1%
SABMiller Holdings, Inc., 4.95%, 1/15/42 (b)	USD	400	465,494

Building Products – 0.0%
Lafarge SA, 5.88%, 7/09/19	EUR	200	266,440

Capital Markets – 0.3%
Credit Suisse AG, 5.40%, 1/14/20	USD	55	60,113
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		700	806,313
Morgan Stanley, 5.50%, 7/28/21		480	525,306

			1,391,732

Chemicals – 0.3%
Arkema SA, 3.85%, 4/30/20	EUR	200	274,407
Brenntag Finance BV, 5.50%, 7/19/18		600	846,251
INEOS Finance Plc, 7.50%, 5/01/20	USD	150	152,250
INEOS Group Holdings SA, 7.88%, 2/15/16	EUR	200	238,377

			1,511,285

Commercial Banks – 2.1%
Abbey National Treasury Services Plc, 4.25%, 4/12/22		500	737,496
ABN AMRO Bank NV, 4.75%, 1/11/19		400	583,880
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	294,446
Barclays Bank Plc, 4.13%, 3/15/16	EUR	400	561,269
BNP Paribas SA:
2.88%, 11/27/17		600	811,345
2.50%, 8/23/19		200	259,579
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	306,559
Carrefour Banque SA, 2.88%, 9/25/15	EUR	200	260,900
Danske Bank A/S, 3.88%, 5/18/16		500	684,326
European Investment Bank, 2.15%, 1/18/27	JPY	20,000	276,896
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	680	699,550
HSBC Bank Plc, 3.10%, 5/24/16 (b)		335	353,019
HSBC Holdings Plc, 6.10%, 1/14/42		150	197,262
ING Bank NV:
3.38%, 1/11/18	EUR	250	355,382
4.50%, 2/21/22		150	215,744
KBC Internationale Financieringsmaatschappij NV, 4.50%, 3/27/17		500	688,206

Corporate Bonds		Par (000)	Value

Commercial Banks (concluded)
Lloyds TSB Bank Plc, 4.00%, 9/29/21	EUR	550	$805,846
National Australia Bank Ltd., 2.75%, 8/08/22		600	775,821
Société Générale SA, 2.38%, 2/28/18		600	776,681
Société Générale SFH, 2.88%, 3/14/19		500	688,309
Sumitomo Mitsui Banking Corp., 4.85%, 3/01/22	USD	400	442,790
Turkiye Garanti Bankasi AS, 5.25%, 9/13/22		300	302,250
Wells Fargo & Co., 3.50%, 3/08/22		540	575,887

			11,653,443

Commercial Services & Supplies – 0.2%
Edenred SA, 3.63%, 10/06/17	EUR	1,000	1,377,949

Diversified Financial Services – 0.8%
Bank of America Corp., 5.70%, 1/24/22	USD	600	704,737
BP Capital Markets Plc, 3.13%, 10/01/15		160	170,848
Citigroup, Inc.:
5.00%, 9/15/14		140	147,661
4.59%, 12/15/15		1,160	1,258,631
Deutsche Boerse AG, 2.38%, 10/05/22	EUR	350	450,127
General Electric Capital Corp., 6.15%, 8/07/37	USD	200	245,060
JPMorgan Chase Bank, N.A., 6.00%, 10/01/17		445	526,602
Nationwide Building Society, 3.13%, 4/03/17	EUR	500	680,769
Old Mutual Plc, 7.13%, 10/19/16	GBP	200	378,769

			4,563,204

Diversified Telecommunication Services – 0.5%
Elisa OYJ, 2.25%, 10/04/19	EUR	300	385,245
Iliad SA, 4.88%, 6/01/16		700	962,097
Koninklijke KPN NV, 3.25%, 2/01/21		250	325,166
Telefonica Emisiones SAU, 5.81%, 9/05/17		300	405,031
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	264,775
6.40%, 2/15/38		332	447,457

			2,789,771
Electric Utilities – 0.4%
Alabama Power Co., 3.95%, 6/01/21		220	248,594
Duke Energy Carolinas LLC, 4.25%, 12/15/41		185	195,021
EDP Finance BV, 5.75%, 9/21/17	EUR	300	380,696
Enel Finance International NV, 4.88%, 3/11/20		100	131,294
ESB Finance Ltd., 6.25%, 9/11/17		200	274,153
Georgia Power Co., 3.00%, 4/15/16	USD	390	418,250
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	153,967
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		150	200,864
PacifiCorp, 6.25%, 10/15/37		100	137,025

			2,139,864

Food & Staples Retailing – 0.2%
Casino Guichard Perrachon SA:
3.16%, 8/06/19	EUR	200	261,741
3.99%, 3/09/20		500	683,026

			944,767

Food Products – 0.2%
Barry Callebaut Services NV, 5.38%, 6/15/21		500	745,457
Mondelez International, Inc.:
6.50%, 8/11/17	USD	160	196,718
6.50%, 2/09/40		100	135,453

			1,077,628

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Gas Utilities – 0.0%
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	$241,306

Health Care Providers & Services – 0.2%
HCA, Inc.:
6.50%, 2/15/20		172	191,350
7.25%, 9/15/20		455	509,600
Tenet Healthcare Corp.:
6.25%, 11/01/18		235	259,087
8.88%, 7/01/19		150	169,500

			1,129,537

Hotels, Restaurants & Leisure – 0.3%
Carlson Wagonlit BV, 7.50%, 6/15/19	EUR	100	132,681
MGM Resorts International:
10.38%, 5/15/14	USD	200	225,000
11.13%, 11/15/17		260	287,625
William Hill Plc, 7.13%, 11/11/16	GBP	350	625,232
Wyndham Worldwide Corp., 4.25%, 3/01/22	USD	330	339,161

			1,609,699

Household Durables – 0.1%
NVR, Inc., 3.95%, 9/15/22		550	563,969

Industrial Conglomerates – 0.1%
Smiths Group Plc, 4.13%, 5/05/17	EUR	500	693,266

Insurance – 0.5%
Allianz Finance II BV, 5.75%, 7/08/41 (a)		100	129,904
American International Group, Inc.:
3.80%, 3/22/17	USD	423	454,984
6.40%, 12/15/20		100	121,809
Aviva Plc, 6.13%, 11/14/36 (a)	GBP	160	228,832
AXA SA, 5.25%, 4/16/40 (a)	EUR	350	411,771
Metropolitan Life Global Funding I:
5.13%, 6/10/14 (b)	USD	300	321,736
2.38%, 9/30/19	EUR	400	521,422
Willow No.2 Ireland Plc for Zurich Insurance Co. Ltd., 3.38%, 6/27/22		300	402,479

			2,592,937

IT Services – 0.1%
Amadeus Capital Markets SA, 4.88%, 7/15/16		300	413,063
Computer Sciences Corp., 4.45%, 9/15/22	USD	300	300,307

			713,370

Leisure Equipment & Products – 0.0%
Mattel, Inc., 5.45%, 11/01/41		200	223,581

Life Sciences Tools & Services – 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	273,570

Machinery – 0.0%
Flowserve Corp., 3.50%, 9/15/22		100	101,094

Media – 0.3%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		700	759,500
Cyfrowy Polsat Finance AB, 7.13%, 5/20/18	EUR	300	416,356
News America, Inc., 6.20%, 12/15/34	USD	100	120,434
Time Warner Cable, Inc., 4.50%, 9/15/42		6	5,984
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 9/15/22	EUR	100	126,256
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	USD	280	306,600

			1,735,130

Corporate Bonds		Par (000)	Value

Metals & Mining – 0.1%
BHP Billiton Finance Ltd., 3.25%, 9/24/27	EUR	250	$316,755

Multiline Retail – 0.1%
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	USD	286	353,628

Multi-Utilities – 0.2%
Centrica Plc, 6.38%, 3/10/22	GBP	200	415,102
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	315,232
National Grid Electricity Transmission Plc, 4.00%, 6/08/27	GBP	150	249,717

			980,051

Oil, Gas & Consumable Fuels – 0.6%
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	USD	280	332,174
Energy Transfer Partners LP, 6.50%, 2/01/42		140	161,550
Enterprise Products Operating LLC:
Series L, 6.30%, 9/15/17		250	304,080
6.13%, 10/15/39		225	270,417
EOG Resources, Inc., 2.63%, 3/15/23		650	657,006
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		225	270,870
5.00%, 8/15/42		150	155,751
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		345	343,275
Shell International Finance BV, 1.13%, 8/21/17		800	802,770

			3,297,893

Paper & Forest Products – 0.2%
Mondi Finance Plc, 3.38%, 9/28/20	EUR	700	898,635

Pharmaceuticals – 0.0%
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	USD	100	101,281

Professional Services – 0.2%
Experian Finance Plc, 4.75%, 11/23/18	GBP	600	1,089,494

Real Estate Investment Trusts (REITs) – 0.4%
Goodman Funding Pty Ltd., 6.38%, 4/15/21 (b)	USD	400	439,070
Hospitality Properties Trust, 5.63%, 3/15/17		186	201,261
Klepierre, 2.75%, 9/17/19	EUR	300	382,192
Mercialys SA, 4.13%, 3/26/19		300	410,872
Unibail-Rodamco SE, 2.25%, 8/01/18		287	372,979
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	USD	135	148,369
Vornado Realty LP, 5.00%, 1/15/22		200	221,304

			2,176,047

Real Estate Management & Development – 0.0%
WEA Finance LLC, 4.63%, 5/10/21 (b)		150	163,754

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		150	187,872
National Express Group Plc, 6.63%, 6/17/20	GBP	400	735,253

			923,125

Specialty Retail – 0.1%
Dixons Retail Plc, 8.75%, 9/15/17		150	243,432
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	515,968

			759,400

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Textiles, Apparel & Luxury Goods – 0.1%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)	USD	800	$806,800

Tobacco – 0.3%
B.A.T. International Finance Plc, 3.63%, 11/09/21	EUR	700	985,476
Philip Morris International, Inc., 3.88%, 8/21/42	USD	450	452,291

			1,437,767

Wireless Telecommunication Services – 0.4%
America Movil SAB de CV, 2.38%, 9/08/16		400	416,236
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		760	915,332
Global Switch Holdings Ltd., 5.50%, 4/18/18	EUR	300	424,290
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	150	243,735

			1,999,593

Total Corporate Bonds – 9.7%			54,110,719

Foreign Agency Obligations

Electricite de France SA, 2.75%, 3/10/23	EUR	500	631,987
European Financial Stability Facility, 1.63%, 9/15/17		2,000	2,622,272
Hydro Quebec, 8.40%, 1/15/22	USD	405	584,016
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		350	352,765
0.50%, 7/25/16	EUR	3,200	4,105,362
Petrobras International Finance Co., 3.88%, 1/27/16	USD	345	364,944
Province of British Columbia, 4.80%, 6/15/21	CAD	350	420,740
Province of Manitoba:
4.30%, 3/01/16		200	222,429
1.75%, 5/30/19	USD	490	501,515
Province of Ontario:
4.30%, 3/08/17	CAD	600	676,057
6.20%, 6/02/31		400	571,999
Province of Quebec:
4.50%, 12/01/19		600	695,636
5.00%, 12/01/41		150	193,569

Total Foreign Agency Obligations – 2.1%			11,943,291

Foreign Government Obligations

Australia – 0.4%
Commonwealth of Australia, 4.75%, 6/15/16	AUD	1,100	1,233,877
New South Wales Treasury Corp., 6.00%, 2/01/18		400	469,060
Queensland Treasury Corp., 6.25%, 2/21/20		400	477,563
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	302,356

			2,482,856

Austria – 0.5%
Republic of Austria, 3.40%, 11/22/22	EUR	1,800	2,601,319

Belgium – 0.7%
Kingdom of Belgium:
4.25%, 9/28/22		2,000	2,956,128
4.25%, 3/28/41		750	1,121,087

			4,077,215

Foreign Government Obligations		Par (000)	Value

Canada – 0.6%
Canada Housing Trust No. 1:
2.75%, 9/15/14	CAD	400	$419,282
2.75%, 6/15/16		400	426,081
3.35%, 12/15/20		250	280,134
Canadian:
0.75%, 5/01/14		900	910,793
8.00%, 6/01/27		250	444,347
4.00%, 6/01/41		450	617,028

			3,097,665

Czech Republic – 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	248,652

Denmark – 0.1%
Kingdom of Denmark, 4.00%, 11/15/19	DKK	3,500	732,011

Finland – 0.4%
Republic of Finland, 1.63%, 9/15/22	EUR	1,700	2,163,612

Germany – 0.2%
Federal Republic of Germany:
1.75%, 7/04/22		150	198,775
3.25%, 7/04/42		550	867,089

			1,065,864

Israel – 0.0%
State of Israel, 4.25%, 8/31/16	ILS	1,000	268,811

Japan – 7.1%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	657,961
Japan Finance Organization for Municipalities,
2.00%, 5/09/16		100,000	1,369,490
Japan Government (5 Year Issue):
0.90%, 6/20/14		400,000	5,195,300
0.40%, 6/20/15		500,000	6,458,400
0.20%, 6/20/17		320,000	4,103,393
Japan Government (10 Year Issue):
1.40%, 12/20/13		65,000	845,977
1.50%, 3/20/19		545,000	7,489,176
0.90%, 6/20/22		330,000	4,288,820
Japan Government (20 Year Issue):
2.10%, 3/20/27		250,000	3,554,379
1.70%, 6/20/32		210,000	2,717,799
Japan Government (30 Year Issue):
2.40%, 3/20/37		95,000	1,365,194
2.00%, 3/20/42		75,000	986,064
Japan Government (40 Year Issue), 2.00%, 3/20/52		24,000	302,180

			39,334,133

Malaysia – 0.1%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	396,258

Mexico – 0.2%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	633,663
8.30%, 8/15/31	USD	194	311,370

			945,033

Netherlands – 0.5%
Kingdom of the Netherlands, 1.25%, 1/15/18	EUR	2,000	2,619,625

New Zealand – 0.0%
New Zealand, 5.00%, 3/15/19	NZD	300	276,558

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Norway – 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	$137,758

Peru – 0.1%
Republic of Peru, 6.55%, 3/14/37	USD	215	316,587

Poland – 0.1%
Republic of Poland:
5.13%, 4/21/21		200	233,000
5.00%, 3/23/22		250	290,000

			523,000

Russia – 0.0%
Russian Federation, 7.50%, 3/31/30 (f)		193	243,915

Singapore – 0.1%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	309,336

South Africa – 0.1%
Republic of South Africa:
5.50%, 3/09/20	USD	100	118,750
7.00%, 2/28/31	ZAR	3,000	329,202

			447,952

Spain – 1.3%
Kingdom of Spain:
3.80%, 1/31/17	EUR	3,100	3,824,985
5.85%, 1/31/22		2,000	2,547,380
4.70%, 7/30/41		900	869,421

			7,241,786

Sweden – 0.2%
Kingdom of Sweden, 3.75%, 8/12/17	SEK	6,000	1,032,426

Thailand – 0.1%
Kingdom of Thailand, 3.45%, 3/08/19	THB	13,500	435,737

United Kingdom – 1.4%
United Kingdom Gilts:
2.75%, 1/22/15	GBP	900	1,537,690
1.75%, 1/22/17		600	1,018,296
3.75%, 9/07/19		550	1,048,408
4.25%, 6/07/32		800	1,614,676
4.50%, 12/07/42		1,200	2,485,999
4.25%, 12/07/55		100	202,513

			7,907,582

Total Foreign Government Obligations – 14.2%			78,905,691

Investment Companies	Shares

Financial Select Sector SPDR Fund		1,239,925	19,342,830
Health Care Select Sector SPDR Fund		502,750	20,165,303
Industrial Select Sector SPDR Fund		532,800	19,468,512
iShares iBoxx $ High Yield Corporate Bond Fund (g)		245,498	22,676,650
Technology Select Sector SPDR Fund		441,000	13,596,030
Vanguard MSCI Emerging Markets ETF		949,800	39,654,150

Total Investment Companies – 24.2%			134,903,475

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations – 0.5%
Gosforth Funding Plc, Series 2012-1,
Class A, 2.19%, 12/19/47	GBP	237	$392,675
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.33%, 12/22/54	USD	365	606,400
Permanent Master Issuer Plc, Series 2009-1, Class A2, 2.72%, 7/15/42	GBP	1,300	2,151,772

			3,150,847

Commercial Mortgage-Backed Securities – 0.5%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49	USD	30	30,921
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		330	370,572
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		13	12,889
Series 2003-C3, Class A5, 3.94%, 5/15/38		870	879,234
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 6.07%, 7/10/38		170	151,055
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM, 5.64%, 12/12/44		180	187,551
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	177,350
Morgan Stanley Capital I Trust, Series 2003-IQ4, Class A2, 4.07%, 5/15/40		831	840,946

			2,650,518

Total Non-Agency Mortgage-Backed Securities – 1.0%			5,801,365

U.S. Government Sponsored Agency Securities

Agency Obligations – 1.0%
Fannie Mae:
0.38%, 3/16/15		2,000	2,000,998
6.63%, 11/15/30		200	306,902
Federal Home Loan Bank, 5.63%, 6/13/16		890	1,040,686
Freddie Mac:
1.00%, 7/30/14		1,000	1,012,950
5.25%, 4/18/16		760	886,807
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17		121	132,696
Tennessee Valley Authority, 5.25%, 9/15/39		145	192,215

			5,573,254

Federal Deposit Insurance Corporation Guaranteed – 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		385	386,652

Mortgage-Backed Securities – 4.1%
Fannie Mae Mortgage-Backed Securities:
3.50%, 10/01/27-10/01/42 (h)		2,350	2,512,468
4.00%, 10/01/27-10/01/42 (h)		1,700	1,823,797
4.50%, 10/01/42 (h)		1,650	1,785,609
5.00%, 10/01/26-10/01/42 (h)		1,700	1,850,953
5.50%, 10/01/42 (h)		900	986,625
6.00%, 10/01/42 (h)		900	993,656
6.50%, 10/01/42 (h)		650	730,641

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/15/27 (h)	750	$791,484
4.00%, 10/01/42 (h)	1,150	1,235,891
4.50%, 10/01/23-10/01/42 (h)	2,000	2,148,282
5.00%, 1/01/42 (h)	950	1,029,266
5.50%, 10/01/42 (h)	700	762,781
6.00%, 10/01/42 (h)	700	768,469
Ginnie Mae Mortgage-Backed Securities:
4.00%, 10/15/42 (h)	1,400	1,543,500
4.50%, 10/15/42 (h)	1,600	1,756,000
5.00%, 10/15/42 (h)	1,000	1,102,500
5.50%, 10/15/42 (h)	850	945,359

		22,767,281

Total U.S. Government Sponsored Agency Securities – 5.2%		28,727,187

U.S. Treasury Obligations

U.S. Treasury Bonds:
5.25%, 11/15/28	1,200	1,679,626
5.38%, 2/15/31	700	1,012,484
5.00%, 5/15/37	170	243,445
3.00%, 5/15/42	1,338	1,387,339
U.S. Treasury Notes:
0.25%, 4/30/14	570	570,156
0.38%, 6/15/15	4,590	4,599,680
0.88%, 4/30/17	1,385	1,404,585
0.63%, 5/31/17	2,120	2,125,300
1.13%, 5/31/19	3,770	3,805,344
1.75%, 5/15/22	550	557,734

Total U.S. Treasury Obligations – 3.1%		17,385,693

Total Long-Term Investments (Cost – $428,733,714) – 85.0%		473,659,842

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (g)(i)	97,232,371	97,232,371

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (g)(i)(j)	2,629	2,629,449

Total Short-Term Securities (Cost – $99,861,820) – 17.9%		99,861,820

Total Investments (Cost – $528,595,534) – 102.9%		573,521,662
Liabilities in Excess of Other Assets – (2.9)%		(16,332,260)

Net Assets – 100.0%		$557,189,402

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Non-income producing security.
(d)	Security, or a portion of security, is on loan.
(e)	Restricted security as to resale. As of report date, the Fund held less than 0.01% of its net assets, with a current value of $60,652 and an original cost of $56,451, in these securities.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at Septe- mber 30, 2011	Net Activity	Shares/ Beneficial Interest Held at Septe- mber 30, 2012	Value at Septe- mber 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	91,218,601	6,013,770	97,232,371	$97,232,371	$122,042
BlackRock Liquidity Series, LLC Money Market Series	$ 2,411,435	$218,014	$2,629,449	$ 2,629,449	$ 51,840
iShares iBoxx $ High Yield Corporate Bond Fund	–	245,498	245,498	$22,676,650	$452,112

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Plc	$1,608,281	$20,625
Credit Suisse Group AG	$791,484	$4,219
Deutsche Bank AG	$4,386,750	$3,562
JPMorgan Chase & Co.	$15,980,766	$2,008

(i)	Represents the current yield as of report date.
(j)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	15

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

BRL 590,000	USD	291,214	Bank of America Corp.	10/02/12	$(351)
BRL 740,000	USD	364,424	Bank of America Corp.	10/02/12	602
BRL 1,080,000	USD	531,863	Bank of America Corp.	10/02/12	879
BRL 1,870,000	USD	920,910	Bank of America Corp.	10/02/12	1,522
BRL 190,000	USD	93,568	HSBC Holdings Plc	10/02/12	155
BRL 240,000	USD	118,192	HSBC Holdings Plc	10/02/12	195
BRL 260,000	USD	128,041	HSBC Holdings Plc	10/02/12	212
BRL 730,000	USD	359,500	HSBC Holdings Plc	10/02/12	594
BRL 90,000	USD	43,749	HSBC Holdings Plc	10/02/12	620
BRL 90,000	USD	43,700	HSBC Holdings Plc	10/02/12	669
BRL 570,000	USD	280,098	HSBC Holdings Plc	10/02/12	905
BRL 2,700,000	USD	1,326,781	HSBC Holdings Plc	10/02/12	4,289
BRL 330,000	USD	162,514	Morgan Stanley	10/02/12	269
BRL 450,000	USD	222,222	UBS AG	10/02/12	(377)
BRL 70,000	USD	34,445	UBS AG	10/02/12	64
BRL 350,000	USD	172,371	UBS AG	10/02/12	175
BRL 370,000	USD	182,212	UBS AG	10/02/12	301
BRL 410,000	USD	201,911	UBS AG	10/02/12	334
BRL 420,000	USD	205,781	UBS AG	10/02/12	1,274
BRL 890,000	USD	436,061	UBS AG	10/02/12	2,699
USD 916,218	BRL	1,870,000	Bank of America Corp.	10/02/12	(5,672)
USD 362,567	BRL	740,000	Bank of America Corp.	10/02/12	(2,244)
USD 290,555	BRL	590,000	Bank of America Corp.	10/02/12	(480)
USD 533,070	BRL	1,080,000	Bank of America Corp.	10/02/12	642
USD 1,329,656	BRL	2,700,000	HSBC Holdings Plc	10/02/12	(2,197)
USD 92,359	BRL	190,000	HSBC Holdings Plc	10/02/12	(1,309)
USD 280,705	BRL	570,000	HSBC Holdings Plc	10/02/12	(464)
USD 44,322	BRL	90,000	HSBC Holdings Plc	10/02/12	(73)
USD 44,322	BRL	90,000	HSBC Holdings Plc	10/02/12	(73)
USD 118,419	BRL	240,000	HSBC Holdings Plc	10/02/12	102
USD 128,332	BRL	260,000	HSBC Holdings Plc	10/02/12	155
USD 360,316	BRL	730,000	HSBC Holdings Plc	10/02/12	434
USD 162,562	BRL	330,000	Morgan Stanley	10/02/12	(125)
USD 200,098	BRL	410,000	UBS AG	10/02/12	(2,028)
USD 180,488	BRL	370,000	UBS AG	10/02/12	(1,918)
USD 438,294	BRL	890,000	UBS AG	10/02/12	(724)
USD 221,609	BRL	450,000	UBS AG	10/02/12	(366)
USD 206,835	BRL	420,000	UBS AG	10/02/12	(342)
USD 172,363	BRL	350,000	UBS AG	10/02/12	(285)
USD 34,473	BRL	70,000	UBS AG	10/02/12	(57)
AUD 625,000	USD	651,188	Deutsche Bank AG	10/03/12	(3,189)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

AUD 625,000	USD	651,250	Goldman Sachs Group, Inc.	10/03/12	$(3,252)
AUD 625,000	USD	650,522	HSBC Holdings Plc	10/03/12	(2,524)
AUD 625,000	USD	650,438	UBS AG	10/03/12	(2,439)
CAD 1,400,000	USD	1,422,475	Deutsche Bank AG	10/03/12	1,437
CAD 1,400,000	USD	1,423,802	HSBC Holdings Plc	10/03/12	111
CAD 2,800,000	USD	2,846,888	UBS AG	10/03/12	937
CZK 1,175,000	USD	60,130	Deutsche Bank AG	10/03/12	(65)
CZK 1,175,000	USD	60,222	HSBC Holdings Plc	10/03/12	(157)
CZK 2,350,000	USD	120,395	UBS AG	10/03/12	(264)
DKK 1,100,000	USD	189,503	Deutsche Bank AG	10/03/12	122
DKK 1,100,000	USD	189,766	HSBC Holdings Plc	10/03/12	(141)
DKK 2,200,000	USD	379,315	UBS AG	10/03/12	(65)
EUR 10,395,000	USD	13,350,621	Deutsche Bank AG	10/03/12	8,158
EUR 10,395,000	USD	13,369,020	HSBC Holdings Plc	10/03/12	(10,241)
EUR 20,790,000	USD	26,722,011	UBS AG	10/03/12	(4,453)
GBP 2,521,250	USD	4,080,368	Deutsche Bank AG	10/03/12	(9,108)
GBP 2,521,250	USD	4,082,577	HSBC Holdings Plc	10/03/12	(11,317)
GBP 5,042,500	USD	8,165,320	UBS AG	10/03/12	(22,800)
HKD 696,918	USD	89,890	Citigroup, Inc.	10/03/12	(12)
ILS 300,000	USD	76,630	Deutsche Bank AG	10/03/12	(80)
ILS 300,000	USD	76,637	HSBC Holdings Plc	10/03/12	(86)
ILS 600,000	USD	153,554	UBS AG	10/03/12	(452)
JPY 782,500,000	USD	10,077,387	Deutsche Bank AG	10/03/12	(50,052)
JPY 782,500,000	USD	10,077,088	HSBC Holdings Plc	10/03/12	(49,754)
JPY 1,565,000,000	USD	20,156,097	UBS AG	10/03/12	(101,428)
MXN 2,125,000	USD	165,058	Deutsche Bank AG	10/03/12	(60)
MXN 2,125,000	USD	165,279	HSBC Holdings Plc	10/03/12	(282)
MXN 4,250,000	USD	330,463	UBS AG	10/03/12	(468)
NOK 212,500	USD	37,088	Deutsche Bank AG	10/03/12	(3)
NOK 212,500	USD	37,112	HSBC Holdings Plc	10/03/12	(26)
NOK 425,000	USD	74,218	UBS AG	10/03/12	(47)
NZD 87,500	USD	72,503	Deutsche Bank AG	10/03/12	(7)
NZD 87,500	USD	72,570	HSBC Holdings Plc	10/03/12	(74)
NZD 175,000	USD	145,171	UBS AG	10/03/12	(179)
SEK 1,875,000	USD	285,808	Deutsche Bank AG	10/03/12	(411)
SEK 1,875,000	USD	286,133	HSBC Holdings Plc	10/03/12	(736)
SEK 3,750,000	USD	572,116	UBS AG	10/03/12	(1,321)
SGD 100,000	USD	81,398	Deutsche Bank AG	10/03/12	88
SGD 100,000	USD	81,433	HSBC Holdings Plc	10/03/12	53
SGD 200,000	USD	162,892	UBS AG	10/03/12	80
THB 13,500,000	USD	436,187	HSBC Holdings Plc	10/03/12	2,244

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD	875,424	AUD	850,000	Deutsche Bank AG	10/03/12	$(5,854)
USD	850,272	AUD	825,000	HSBC Holdings Plc	10/03/12	(5,086)
USD	850,054	AUD	825,000	UBS AG	10/03/12	(5,304)
USD	1,921,550	CAD	1,905,000	Deutsche Bank AG	10/03/12	(15,988)
USD	1,866,170	CAD	1,850,000	HSBC Holdings Plc	10/03/12	(15,428)
USD	1,861,222	CAD	1,845,000	UBS AG	10/03/12	(15,291)
USD	236,831	CZK	4,700,000	Deutsche Bank AG	10/03/12	(3,430)
USD	251,966	DKK	1,495,000	Deutsche Bank AG	10/03/12	(5,752)
USD	244,422	DKK	1,450,000	HSBC Holdings Plc	10/03/12	(5,538)
USD	245,210	DKK	1,455,000	UBS AG	10/03/12	(5,612)
USD	269,006	EUR	210,000	Credit Suisse Group AG	10/03/12	(868)
USD	16,347,625	EUR	13,025,000	Deutsche Bank AG	10/03/12	(391,008)
USD	794,347	EUR	630,000	Deutsche Bank AG	10/03/12	(15,275)
USD	410,906	EUR	320,000	Deutsche Bank AG	10/03/12	(331)
USD	15,876,632	EUR	12,645,000	HSBC Holdings Plc	10/03/12	(373,657)
USD	1,907,457	EUR	1,500,000	HSBC Holdings Plc	10/03/12	(20,217)
USD	678,971	EUR	540,000	Royal Bank of Scotland Group Plc	10/03/12	(14,992)
USD	15,872,055	EUR	12,645,000	UBS AG	10/03/12	(378,235)
USD	83,955	EUR	65,000	UBS AG	10/03/12	423
USD	5,342,913	GBP	3,370,000	Deutsche Bank AG	10/03/12	(98,891)
USD	5,185,618	GBP	3,270,000	HSBC Holdings Plc	10/03/12	(94,707)
USD	292,059	GBP	180,000	HSBC Holdings Plc	10/03/12	1,399
USD	5,177,170	GBP	3,265,000	UBS AG	10/03/12	(95,082)
USD	101,539	ILS	410,000	Deutsche Bank AG	10/03/12	(3,080)
USD	97,706	ILS	395,000	HSBC Holdings Plc	10/03/12	(3,086)
USD	97,790	ILS	395,000	UBS AG	10/03/12	(3,002)
USD	13,554,443	JPY	1,064,200,000	Deutsche Bank AG	10/03/12	(82,731)
USD	13,151,545	JPY	1,032,900,000	HSBC Holdings Plc	10/03/12	(84,536)
USD	13,151,930	JPY	1,032,900,000	UBS AG	10/03/12	(84,151)
USD	215,627	MXN	2,890,000	Deutsche Bank AG	10/03/12	(8,770)
USD	209,288	MXN	2,805,000	HSBC Holdings Plc	10/03/12	(8,509)
USD	209,310	MXN	2,805,000	UBS AG	10/03/12	(8,487)
USD	49,887	NOK	290,000	Deutsche Bank AG	10/03/12	(724)
USD	48,162	NOK	280,000	HSBC Holdings Plc	10/03/12	(704)
USD	48,165	NOK	280,000	UBS AG	10/03/12	(701)
USD	95,888	NZD	120,000	Deutsche Bank AG	10/03/12	(3,535)
USD	91,927	NZD	115,000	HSBC Holdings Plc	10/03/12	(3,353)
USD	91,896	NZD	115,000	UBS AG	10/03/12	(3,385)
USD	382,269	SEK	2,550,000	Deutsche Bank AG	10/03/12	(5,871)
USD	371,034	SEK	2,475,000	HSBC Holdings Plc	10/03/12	(5,690)
USD	371,053	SEK	2,475,000	UBS AG	10/03/12	(5,672)
USD	107,752	SGD	135,000	Deutsche Bank AG	10/03/12	(2,254)

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD	103,735	SGD	130,000	HSBC Holdings Plc	10/03/12	$(2,197)
USD	107,743	SGD	135,000	UBS AG	10/03/12	(2,263)
USD	429,769	THB	13,500,000	HSBC Holdings Plc	10/03/12	(8,662)
USD	120,175	ZAR	1,020,000	Deutsche Bank AG	10/03/12	(2,290)
USD	116,613	ZAR	990,000	HSBC Holdings Plc	10/03/12	(2,250)
USD	116,685	ZAR	990,000	UBS AG	10/03/12	(2,178)
ZAR	750,000	USD	90,779	Deutsche Bank AG	10/03/12	(731)
ZAR	750,000	USD	91,163	HSBC Holdings Plc	10/03/12	(1,116)
ZAR	1,500,000	USD	181,495	UBS AG	10/03/12	(1,400)
AUD	155,000	USD	162,535	HSBC Holdings Plc	10/09/12	(1,925)
AUD	113,000	USD	118,306	HSBC Holdings Plc	10/09/12	(1,217)
AUD	630,000	USD	659,092	Royal Bank of Canada	10/09/12	(6,291)
AUD	285,000	USD	301,232	Royal Bank of Canada	10/09/12	(5,917)
AUD	388,000	USD	406,449	Royal Bank of Canada	10/09/12	(4,407)
AUD	428,000	USD	444,788	Royal Bank of Canada	10/09/12	(1,298)
AUD	194,000	USD	201,991	Royal Bank of Canada	10/09/12	(970)
AUD	260,000	USD	270,182	Royal Bank of Canada	10/09/12	(772)
AUD	154,000	USD	160,343	Royal Bank of Canada	10/09/12	(770)
AUD	65,000	USD	68,096	Royal Bank of Canada	10/09/12	(743)
AUD	224,000	USD	231,804	Royal Bank of Canada	10/09/12	303
AUD	61,000	USD	62,400	Royal Bank of Canada	10/09/12	807
AUD	234,000	USD	241,118	Royal Bank of Canada	10/09/12	1,351
AUD	584,000	USD	595,998	Royal Bank of Canada	10/09/12	9,138
AUD	885,000	USD	926,622	Westpac Banking Corp.	10/09/12	(9,592)
AUD	565,000	USD	592,739	Westpac Banking Corp.	10/09/12	(7,291)
AUD	336,000	USD	352,333	Westpac Banking Corp.	10/09/12	(4,172)
AUD	341,000	USD	357,037	Westpac Banking Corp.	10/09/12	(3,696)
AUD	193,000	USD	203,362	Westpac Banking Corp.	10/09/12	(3,377)
AUD	188,000	USD	197,890	Westpac Banking Corp.	10/09/12	(3,086)
AUD	175,000	USD	183,666	Westpac Banking Corp.	10/09/12	(2,332)
AUD	84,000	USD	88,510	Westpac Banking Corp.	10/09/12	(1,470)
AUD	276,000	USD	286,977	Westpac Banking Corp.	10/09/12	(988)
AUD	189,000	USD	196,740	Westpac Banking Corp.	10/09/12	(899)
AUD	75,000	USD	78,252	Westpac Banking Corp.	10/09/12	(538)
AUD	50,000	USD	52,188	Westpac Banking Corp.	10/09/12	(378)
AUD	76,000	USD	79,009	Westpac Banking Corp.	10/09/12	(258)
AUD	39,000	USD	39,277	Westpac Banking Corp.	10/09/12	1,135
AUD	117,000	USD	118,868	Westpac Banking Corp.	10/09/12	2,366
AUD	336,000	USD	344,921	Westpac Banking Corp.	10/09/12	3,240
AUD	532,000	USD	537,713	Westpac Banking Corp.	10/09/12	13,541
CAD	46,000	USD	46,228	HSBC Holdings Plc	10/09/12	552
CAD	150,000	USD	151,483	HSBC Holdings Plc	10/09/12	1,059

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	17

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	516,500	USD	505,275	HSBC Holdings Plc	10/09/12	$19,978
CAD	851,000	USD	832,506	HSBC Holdings Plc	10/09/12	32,917
CAD	70,000	USD	69,608	Royal Bank of Canada	10/09/12	1,578
CAD	75,000	USD	74,313	Royal Bank of Canada	10/09/12	1,958
CAD	152,000	USD	150,369	Royal Bank of Canada	10/09/12	4,207
CAD	437,000	USD	429,866	Royal Bank of Canada	10/09/12	14,540
CAD	516,500	USD	505,260	Westpac Banking Corp.	10/09/12	19,993
CAD	851,000	USD	832,481	Westpac Banking Corp.	10/09/12	32,941
CHF	879,000	USD	893,293	Credit Suisse Group AG	10/09/12	41,519
CHF	32,000	USD	32,643	HSBC Holdings Plc	10/09/12	1,389
CHF	81,000	USD	82,969	HSBC Holdings Plc	10/09/12	3,174
CHF	117,000	USD	119,215	HSBC Holdings Plc	10/09/12	5,214
CHF	161,000	USD	163,799	HSBC Holdings Plc	10/09/12	7,423
CHF	236,000	USD	242,828	HSBC Holdings Plc	10/09/12	8,156
CHF	245,000	USD	251,483	HSBC Holdings Plc	10/09/12	9,073
CHF	274,000	USD	281,048	HSBC Holdings Plc	10/09/12	10,350
CHF	293,000	USD	298,358	HSBC Holdings Plc	10/09/12	13,246
CHF	810,000	USD	820,416	HSBC Holdings Plc	10/09/12	41,014
CHF	74,000	USD	75,835	Royal Bank of Canada	10/09/12	2,863
CHF	81,000	USD	82,940	Westpac Banking Corp.	10/09/12	3,203
CHF	245,000	USD	251,559	Westpac Banking Corp.	10/09/12	8,997
CHF	574,000	USD	583,458	Westpac Banking Corp.	10/09/12	26,988
EUR	237,000	USD	298,106	Deutsche Bank AG	10/09/12	6,486
EUR	698,000	USD	903,243	HSBC Holdings Plc	10/09/12	(6,001)
EUR	157,000	USD	203,032	HSBC Holdings Plc	10/09/12	(1,217)
EUR	240,000	USD	309,072	HSBC Holdings Plc	10/09/12	(626)
EUR	26,000	USD	32,575	HSBC Holdings Plc	10/09/12	840
EUR	65,000	USD	82,010	HSBC Holdings Plc	10/09/12	1,528
EUR	47,000	USD	58,413	HSBC Holdings Plc	10/09/12	1,991
EUR	113,000	USD	138,860	HSBC Holdings Plc	10/09/12	6,367
EUR	355,000	USD	448,504	HSBC Holdings Plc	10/09/12	7,740
EUR	354,500	USD	446,275	HSBC Holdings Plc	10/09/12	9,326
EUR	216,000	USD	267,189	HSBC Holdings Plc	10/09/12	10,413
EUR	356,000	USD	445,522	HSBC Holdings Plc	10/09/12	12,007
EUR	475,000	USD	597,524	HSBC Holdings Plc	10/09/12	12,943
EUR	248,000	USD	305,523	HSBC Holdings Plc	10/09/12	13,206
EUR	341,000	USD	420,209	HSBC Holdings Plc	10/09/12	18,042
EUR	480,000	USD	596,463	HSBC Holdings Plc	10/09/12	20,430
EUR	478,000	USD	589,558	HSBC Holdings Plc	10/09/12	24,765
EUR	482,000	USD	594,556	HSBC Holdings Plc	10/09/12	24,908
EUR	482,000	USD	594,227	HSBC Holdings Plc	10/09/12	25,237
EUR	488,000	USD	601,080	HSBC Holdings Plc	10/09/12	26,095

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	488,000	USD	599,668	HSBC Holdings Plc	10/09/12	$27,508
EUR	143,000	USD	177,017	JPMorgan Chase & Co.	10/09/12	6,766
EUR	707,500	USD	911,964	Royal Bank of Canada	10/09/12	(2,688)
EUR	699,000	USD	899,615	Royal Bank of Canada	10/09/12	(1,264)
EUR	31,000	USD	38,044	Royal Bank of Canada	10/09/12	1,797
EUR	94,000	USD	118,535	Royal Bank of Canada	10/09/12	2,274
EUR	49,000	USD	60,561	Royal Bank of Canada	10/09/12	2,413
EUR	237,000	USD	297,999	Royal Bank of Canada	10/09/12	6,593
EUR	282,000	USD	355,604	Royal Bank of Canada	10/09/12	6,821
EUR	429,000	USD	539,163	Royal Bank of Canada	10/09/12	12,186
EUR	366,000	USD	449,532	Royal Bank of Canada	10/09/12	20,849
EUR	601,000	USD	737,643	Royal Bank of Canada	10/09/12	34,759
EUR	964,000	USD	1,172,335	Royal Bank of Canada	10/09/12	66,593
EUR	693,000	USD	894,691	State Street Corp.	10/09/12	(4,051)
EUR	44,000	USD	56,806	State Street Corp.	10/09/12	(257)
EUR	489,000	USD	602,556	State Street Corp.	10/09/12	25,905
EUR	430,000	USD	522,910	UBS AG	10/09/12	29,724
EUR	709,000	USD	921,682	Westpac Banking Corp.	10/09/12	(10,479)
EUR	346,000	USD	451,224	Westpac Banking Corp.	10/09/12	(6,546)
EUR	707,500	USD	910,692	Westpac Banking Corp.	10/09/12	(1,416)
EUR	207,000	USD	267,352	Westpac Banking Corp.	10/09/12	(1,317)
EUR	692,000	USD	890,244	Westpac Banking Corp.	10/09/12	(889)
EUR	129,000	USD	165,122	Westpac Banking Corp.	10/09/12	668
EUR	155,000	USD	198,518	Westpac Banking Corp.	10/09/12	687
EUR	290,000	USD	371,205	Westpac Banking Corp.	10/09/12	1,501
EUR	32,000	USD	39,347	Westpac Banking Corp.	10/09/12	1,779
EUR	96,000	USD	121,579	Westpac Banking Corp.	10/09/12	1,800
EUR	208,000	USD	263,421	Westpac Banking Corp.	10/09/12	3,899
EUR	125,000	USD	156,492	Westpac Banking Corp.	10/09/12	4,158
EUR	356,000	USD	447,444	Westpac Banking Corp.	10/09/12	10,085
EUR	248,000	USD	305,495	Westpac Banking Corp.	10/09/12	13,233
EUR	754,000	USD	926,110	Westpac Banking Corp.	10/09/12	42,928
GBP	513,000	USD	833,649	HSBC Holdings Plc	10/09/12	(5,283)
GBP	166,000	USD	269,292	HSBC Holdings Plc	10/09/12	(1,244)
GBP	72,000	USD	117,057	HSBC Holdings Plc	10/09/12	(796)
GBP	25,000	USD	39,750	HSBC Holdings Plc	10/09/12	618
GBP	51,000	USD	80,477	HSBC Holdings Plc	10/09/12	1,875
GBP	78,000	USD	122,365	HSBC Holdings Plc	10/09/12	3,585
GBP	80,000	USD	125,172	HSBC Holdings Plc	10/09/12	4,008
GBP	113,000	USD	176,899	HSBC Holdings Plc	10/09/12	5,567
GBP	201,000	USD	313,357	HSBC Holdings Plc	10/09/12	11,207
GBP	233,500	USD	362,280	HSBC Holdings Plc	10/09/12	14,764

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

GBP	656,000	USD	1,015,399	HSBC Holdings Plc	10/09/12	$43,875
GBP	122,000	USD	198,429	Royal Bank of Canada	10/09/12	(1,430)
GBP	123,000	USD	199,581	Royal Bank of Canada	10/09/12	(967)
GBP	128,000	USD	201,673	Royal Bank of Canada	10/09/12	5,014
GBP	152,000	USD	239,487	Royal Bank of Canada	10/09/12	5,954
GBP	4,000	USD	6,245	Westpac Banking Corp.	10/09/12	214
GBP	25,000	USD	38,754	Westpac Banking Corp.	10/09/12	1,614
GBP	233,500	USD	362,228	Westpac Banking Corp.	10/09/12	14,815
JPY	2,900,000	USD	37,014	Deutsche Bank AG	10/09/12	150
JPY	4,800,000	USD	61,850	HSBC Holdings Plc	10/09/12	(337)
JPY	3,000,000	USD	38,408	HSBC Holdings Plc	10/09/12	38
JPY	2,200,000	USD	27,970	HSBC Holdings Plc	10/09/12	223
JPY	9,600,000	USD	122,787	HSBC Holdings Plc	10/09/12	239
JPY	5,400,000	USD	68,809	HSBC Holdings Plc	10/09/12	393
JPY	3,200,000	USD	40,368	HSBC Holdings Plc	10/09/12	640
JPY	13,000,000	USD	165,888	HSBC Holdings Plc	10/09/12	709
JPY	9,500,000	USD	120,978	HSBC Holdings Plc	10/09/12	765
JPY	6,100,000	USD	77,025	HSBC Holdings Plc	10/09/12	1,147
JPY	8,800,000	USD	111,118	HSBC Holdings Plc	10/09/12	1,655
JPY	9,500,000	USD	119,651	HSBC Holdings Plc	10/09/12	2,093
JPY	14,000,000	USD	176,676	HSBC Holdings Plc	10/09/12	2,735
JPY	17,700,000	USD	223,040	HSBC Holdings Plc	10/09/12	3,788
JPY	59,400,000	USD	748,507	HSBC Holdings Plc	10/09/12	12,712
JPY	56,700,000	USD	726,268	JPMorgan Chase & Co.	10/09/12	351
JPY	3,000,000	USD	38,348	Royal Bank of Canada	10/09/12	98
JPY	3,000,000	USD	38,365	Westpac Banking Corp.	10/09/12	80
JPY	2,400,000	USD	30,590	Westpac Banking Corp.	10/09/12	166
JPY	3,100,000	USD	39,507	Westpac Banking Corp.	10/09/12	220
JPY	18,700,000	USD	239,226	Westpac Banking Corp.	10/09/12	417
JPY	3,100,000	USD	39,148	Westpac Banking Corp.	10/09/12	579
JPY	16,900,000	USD	215,944	Westpac Banking Corp.	10/09/12	632
JPY	9,300,000	USD	118,479	Westpac Banking Corp.	10/09/12	701
JPY	15,500,000	USD	197,780	Westpac Banking Corp.	10/09/12	854
JPY	16,500,000	USD	210,540	Westpac Banking Corp.	10/09/12	909
JPY	21,600,000	USD	275,616	Westpac Banking Corp.	10/09/12	1,191
JPY	12,500,000	USD	158,388	Westpac Banking Corp.	10/09/12	1,801
JPY	34,700,000	USD	442,707	Westpac Banking Corp.	10/09/12	1,979
JPY	19,000,000	USD	239,123	Westpac Banking Corp.	10/09/12	4,365
NOK	3,322,000	USD	578,303	HSBC Holdings Plc	10/09/12	1,323
NOK	336,000	USD	55,020	HSBC Holdings Plc	10/09/12	3,605
NOK	473,000	USD	77,865	HSBC Holdings Plc	10/09/12	4,664
NOK	1,211,000	USD	198,075	HSBC Holdings Plc	10/09/12	13,221

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

NOK	2,388,000	USD	391,352	HSBC Holdings Plc	10/09/12	$25,308
NOK	3,443,500	USD	564,073	HSBC Holdings Plc	10/09/12	36,752
NOK	5,192,000	USD	888,554	JPMorgan Chase & Co.	10/09/12	17,351
NOK	2,173,000	USD	355,818	Royal Bank of Canada	10/09/12	23,329
NOK	1,435,000	USD	236,985	State Street Corp.	10/09/12	13,395
NOK	1,731,000	USD	296,696	Westpac Banking Corp.	10/09/12	5,330
NOK	3,443,500	USD	563,524	Westpac Banking Corp.	10/09/12	37,301
NZD	74,500	USD	58,989	HSBC Holdings Plc	10/09/12	2,712
NZD	496,000	USD	392,729	HSBC Holdings Plc	10/09/12	18,054
NZD	371,000	USD	299,360	Royal Bank of Canada	10/09/12	7,899
NZD	182,000	USD	150,091	Westpac Banking Corp.	10/09/12	640
NZD	218,000	USD	179,779	Westpac Banking Corp.	10/09/12	767
NZD	180,000	USD	147,569	Westpac Banking Corp.	10/09/12	1,506
NZD	558,000	USD	460,246	Westpac Banking Corp.	10/09/12	1,885
NZD	74,500	USD	58,966	Westpac Banking Corp.	10/09/12	2,734
NZD	496,000	USD	392,578	Westpac Banking Corp.	10/09/12	18,205
SEK	4,863,000	USD	741,869	HSBC Holdings Plc	10/09/12	(1,798)
SEK	288,000	USD	42,849	HSBC Holdings Plc	10/09/12	980
SEK	3,898,000	USD	590,114	HSBC Holdings Plc	10/09/12	3,100
SEK	2,977,000	USD	448,489	HSBC Holdings Plc	10/09/12	4,563
SEK	4,050,000	USD	596,156	HSBC Holdings Plc	10/09/12	20,190
SEK	6,093,500	USD	867,277	HSBC Holdings Plc	10/09/12	60,057
SEK	2,963,000	USD	446,181	State Street Corp.	10/09/12	4,740
SEK	3,911,000	USD	596,194	UBS AG	10/09/12	(1,001)
SEK	2,907,000	USD	439,031	Westpac Banking Corp.	10/09/12	3,368
SEK	6,093,500	USD	866,717	Westpac Banking Corp.	10/09/12	60,617
USD	619,917	AUD	614,000	HSBC Holdings Plc	10/09/12	(16,305)
USD	523,496	AUD	518,500	HSBC Holdings Plc	10/09/12	(13,769)
USD	297,401	AUD	291,000	HSBC Holdings Plc	10/09/12	(4,131)
USD	159,385	AUD	156,000	HSBC Holdings Plc	10/09/12	(2,261)
USD	590,237	AUD	571,000	HSBC Holdings Plc	10/09/12	(1,429)
USD	592,111	AUD	571,000	HSBC Holdings Plc	10/09/12	445
USD	57,747	AUD	55,000	HSBC Holdings Plc	10/09/12	757
USD	444,686	AUD	428,000	HSBC Holdings Plc	10/09/12	1,196
USD	277,931	AUD	274,000	Royal Bank of Canada	10/09/12	(5,986)
USD	33,115	AUD	32,000	Royal Bank of Canada	10/09/12	(43)
USD	35,498	AUD	34,000	Royal Bank of Canada	10/09/12	268
USD	74,143	AUD	71,000	Royal Bank of Canada	10/09/12	573
USD	588,028	AUD	566,000	Royal Bank of Canada	10/09/12	1,543
USD	394,986	AUD	379,000	Royal Bank of Canada	10/09/12	2,269
USD	295,034	AUD	282,000	Royal Bank of Canada	10/09/12	2,828
USD	509,626	AUD	489,000	Royal Bank of Canada	10/09/12	2,928

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	19

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD	620,405	AUD	614,000	Westpac Banking Corp.	10/09/12	$(15,817)
USD	523,908	AUD	518,500	Westpac Banking Corp.	10/09/12	(13,357)
USD	329,523	AUD	321,000	Westpac Banking Corp.	10/09/12	(3,095)
USD	197,299	AUD	193,000	Westpac Banking Corp.	10/09/12	(2,687)
USD	212,715	AUD	206,000	Westpac Banking Corp.	10/09/12	(741)
USD	114,685	AUD	111,000	Westpac Banking Corp.	10/09/12	(333)
USD	38,472	AUD	37,000	Westpac Banking Corp.	10/09/12	132
USD	39,516	AUD	38,000	Westpac Banking Corp.	10/09/12	140
USD	385,152	AUD	370,000	Westpac Banking Corp.	10/09/12	1,760
USD	626,009	AUD	602,000	Westpac Banking Corp.	10/09/12	2,221
USD	440,924	AUD	421,000	Westpac Banking Corp.	10/09/12	4,687
USD	14,003	CAD	14,000	HSBC Holdings Plc	10/09/12	(235)
USD	246,668	CAD	249,000	Royal Bank of Canada	10/09/12	(6,552)
USD	29,510	CAD	30,000	Royal Bank of Canada	10/09/12	(998)
USD	34,672	CAD	35,000	Royal Bank of Canada	10/09/12	(921)
USD	215,849	CAD	213,000	Royal Bank of Canada	10/09/12	(761)
USD	163,343	CAD	166,000	Westpac Banking Corp.	10/09/12	(5,470)
USD	1,565,880	CHF	1,546,000	HSBC Holdings Plc	10/09/12	(78,282)
USD	880,963	CHF	867,000	HSBC Holdings Plc	10/09/12	(41,086)
USD	866,847	CHF	844,500	HSBC Holdings Plc	10/09/12	(31,274)
USD	867,109	CHF	844,500	Westpac Banking Corp.	10/09/12	(31,012)
USD	31,446	EUR	25,000	Deutsche Bank AG	10/09/12	(684)
USD	1,043,969	EUR	840,000	HSBC Holdings Plc	10/09/12	(35,595)
USD	765,654	EUR	621,500	HSBC Holdings Plc	10/09/12	(33,094)
USD	703,339	EUR	573,000	HSBC Holdings Plc	10/09/12	(33,078)
USD	836,418	EUR	673,000	HSBC Holdings Plc	10/09/12	(28,518)
USD	595,269	EUR	482,000	HSBC Holdings Plc	10/09/12	(24,195)
USD	358,075	EUR	296,000	HSBC Holdings Plc	10/09/12	(22,343)
USD	325,191	EUR	266,000	HSBC Holdings Plc	10/09/12	(16,671)
USD	293,280	EUR	240,000	HSBC Holdings Plc	10/09/12	(15,166)
USD	595,980	EUR	475,000	HSBC Holdings Plc	10/09/12	(14,488)
USD	596,063	EUR	475,000	HSBC Holdings Plc	10/09/12	(14,404)
USD	295,185	EUR	240,000	HSBC Holdings Plc	10/09/12	(13,262)
USD	360,420	EUR	290,000	HSBC Holdings Plc	10/09/12	(12,287)
USD	135,810	EUR	112,000	HSBC Holdings Plc	10/09/12	(8,132)
USD	148,481	EUR	121,000	HSBC Holdings Plc	10/09/12	(7,027)
USD	297,564	EUR	237,000	HSBC Holdings Plc	10/09/12	(7,027)
USD	273,447	EUR	218,000	HSBC Holdings Plc	10/09/12	(6,725)
USD	241,358	EUR	192,000	HSBC Holdings Plc	10/09/12	(5,400)
USD	76,170	EUR	62,000	HSBC Holdings Plc	10/09/12	(3,512)
USD	446,823	EUR	349,000	HSBC Holdings Plc	10/09/12	(1,710)
USD	33,632	EUR	27,000	HSBC Holdings Plc	10/09/12	(1,069)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD	32,619	EUR	26,000	HSBC Holdings Plc	10/09/12	$(796)
USD	1,198,449	EUR	932,000	HSBC Holdings Plc	10/09/12	647
USD	890,282	EUR	692,000	HSBC Holdings Plc	10/09/12	927
USD	195,205	EUR	151,000	HSBC Holdings Plc	10/09/12	1,140
USD	208,132	EUR	161,000	HSBC Holdings Plc	10/09/12	1,216
USD	593,846	EUR	461,000	HSBC Holdings Plc	10/09/12	1,371
USD	898,886	EUR	698,000	HSBC Holdings Plc	10/09/12	1,820
USD	154,760	EUR	118,000	HSBC Holdings Plc	10/09/12	3,107
USD	745,728	EUR	571,000	HSBC Holdings Plc	10/09/12	11,882
USD	60,656	EUR	49,000	JPMorgan Chase & Co.	10/09/12	(2,318)
USD	35,842	EUR	29,000	Royal Bank of Canada	10/09/12	(1,428)
USD	43,863	EUR	35,000	Royal Bank of Canada	10/09/12	(1,118)
USD	41,445	EUR	32,000	Royal Bank of Canada	10/09/12	319
USD	164,620	EUR	126,000	Royal Bank of Canada	10/09/12	2,685
USD	901,975	EUR	699,000	Royal Bank of Canada	10/09/12	3,448
USD	910,504	EUR	703,000	Royal Bank of Canada	10/09/12	7,012
USD	506,203	EUR	387,000	Royal Bank of Canada	10/09/12	8,832
USD	712,912	EUR	544,000	Royal Bank of Canada	10/09/12	13,766
USD	446,516	EUR	349,000	State Street Corp.	10/09/12	(2,017)
USD	893,443	EUR	712,000	UBS AG	10/09/12	(21,616)
USD	594,263	EUR	456,000	UBS AG	10/09/12	8,214
USD	886,753	EUR	722,000	Westpac Banking Corp.	10/09/12	(41,158)
USD	765,585	EUR	621,500	Westpac Banking Corp.	10/09/12	(33,163)
USD	588,646	EUR	483,000	Westpac Banking Corp.	10/09/12	(32,104)
USD	592,294	EUR	482,000	Westpac Banking Corp.	10/09/12	(27,170)
USD	592,596	EUR	481,000	Westpac Banking Corp.	10/09/12	(25,582)
USD	469,388	EUR	383,000	Westpac Banking Corp.	10/09/12	(22,842)
USD	233,625	EUR	189,000	Westpac Banking Corp.	10/09/12	(9,277)
USD	115,717	EUR	94,000	Westpac Banking Corp.	10/09/12	(5,091)
USD	120,056	EUR	97,000	Westpac Banking Corp.	10/09/12	(4,608)
USD	82,834	EUR	67,000	Westpac Banking Corp.	10/09/12	(3,274)
USD	446,262	EUR	349,000	Westpac Banking Corp.	10/09/12	(2,271)
USD	129,156	EUR	100,000	Westpac Banking Corp.	10/09/12	636
USD	90,998	EUR	70,000	Westpac Banking Corp.	10/09/12	1,035
USD	685,704	GBP	443,000	HSBC Holdings Plc	10/09/12	(29,629)
USD	921,156	GBP	587,000	HSBC Holdings Plc	10/09/12	(26,700)
USD	470,886	GBP	303,500	HSBC Holdings Plc	10/09/12	(19,190)
USD	437,976	GBP	279,000	HSBC Holdings Plc	10/09/12	(12,538)
USD	354,858	GBP	227,000	HSBC Holdings Plc	10/09/12	(11,689)
USD	260,806	GBP	166,000	HSBC Holdings Plc	10/09/12	(7,242)
USD	395,738	GBP	249,000	HSBC Holdings Plc	10/09/12	(6,334)
USD	357,595	GBP	225,000	HSBC Holdings Plc	10/09/12	(5,724)

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD	123,371	GBP	79,000	HSBC Holdings Plc	10/09/12	$(4,194)
USD	233,245	GBP	147,000	HSBC Holdings Plc	10/09/12	(4,123)
USD	114,599	GBP	73,000	HSBC Holdings Plc	10/09/12	(3,277)
USD	145,620	GBP	92,000	HSBC Holdings Plc	10/09/12	(2,937)
USD	199,379	GBP	125,000	HSBC Holdings Plc	10/09/12	(2,465)
USD	194,594	GBP	122,000	HSBC Holdings Plc	10/09/12	(2,405)
USD	155,881	GBP	98,000	HSBC Holdings Plc	10/09/12	(2,364)
USD	57,774	GBP	37,000	HSBC Holdings Plc	10/09/12	(1,972)
USD	46,832	GBP	30,000	HSBC Holdings Plc	10/09/12	(1,610)
USD	61,604	GBP	39,000	HSBC Holdings Plc	10/09/12	(1,371)
USD	140,897	GBP	88,000	HSBC Holdings Plc	10/09/12	(1,200)
USD	159,085	GBP	98,000	HSBC Holdings Plc	10/09/12	850
USD	195,510	GBP	125,000	Royal Bank of Canada	10/09/12	(6,334)
USD	191,273	GBP	122,000	Royal Bank of Canada	10/09/12	(5,726)
USD	160,305	GBP	99,000	Royal Bank of Canada	10/09/12	445
USD	470,819	GBP	303,500	Westpac Banking Corp.	10/09/12	(19,257)
USD	165,868	GBP	107,000	Westpac Banking Corp.	10/09/12	(6,910)
USD	278,823	GBP	176,000	Westpac Banking Corp.	10/09/12	(5,373)
USD	209,117	GBP	132,000	Westpac Banking Corp.	10/09/12	(4,030)
USD	83,108	GBP	53,000	Westpac Banking Corp.	10/09/12	(2,473)
USD	57,488	GBP	37,000	Westpac Banking Corp.	10/09/12	(2,257)
USD	807,786	JPY	64,300,000	HSBC Holdings Plc	10/09/12	(16,227)
USD	548,993	JPY	43,700,000	HSBC Holdings Plc	10/09/12	(11,029)
USD	295,455	JPY	23,450,000	HSBC Holdings Plc	10/09/12	(5,060)
USD	39,113	JPY	3,100,000	HSBC Holdings Plc	10/09/12	(614)
USD	358,229	JPY	28,000,000	HSBC Holdings Plc	10/09/12	(595)
USD	45,590	JPY	3,600,000	HSBC Holdings Plc	10/09/12	(544)
USD	36,737	JPY	2,900,000	HSBC Holdings Plc	10/09/12	(427)
USD	38,227	JPY	3,000,000	HSBC Holdings Plc	10/09/12	(218)
USD	148,441	JPY	11,600,000	HSBC Holdings Plc	10/09/12	(215)
USD	127,992	JPY	10,000,000	HSBC Holdings Plc	10/09/12	(159)
USD	148,593	JPY	11,600,000	HSBC Holdings Plc	10/09/12	(63)
USD	295,245	JPY	23,000,000	HSBC Holdings Plc	10/09/12	497
USD	299,094	JPY	23,300,000	HSBC Holdings Plc	10/09/12	501
USD	123,558	JPY	9,600,000	Royal Bank of Canada	10/09/12	533
USD	808,142	JPY	64,300,000	Westpac Banking Corp.	10/09/12	(15,871)
USD	549,235	JPY	43,700,000	Westpac Banking Corp.	10/09/12	(10,786)
USD	161,580	JPY	12,800,000	Westpac Banking Corp.	10/09/12	(2,454)
USD	113,622	JPY	9,000,000	Westpac Banking Corp.	10/09/12	(1,714)
USD	112,734	JPY	8,900,000	Westpac Banking Corp.	10/09/12	(1,321)
USD	301,630	JPY	23,600,000	Westpac Banking Corp.	10/09/12	(807)
USD	83,055	JPY	6,500,000	Westpac Banking Corp.	10/09/12	(243)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD	42,535	JPY	3,300,000	Westpac Banking Corp.	10/09/12	$239
USD	176,586	JPY	13,700,000	Westpac Banking Corp.	10/09/12	990
USD	631,996	NOK	3,760,000	HSBC Holdings Plc	10/09/12	(24,052)
USD	270,939	NOK	1,654,000	HSBC Holdings Plc	10/09/12	(17,653)
USD	274,226	NOK	1,625,000	HSBC Holdings Plc	10/09/12	(9,306)
USD	447,853	NOK	2,605,000	HSBC Holdings Plc	10/09/12	(6,669)
USD	86,330	NOK	527,000	HSBC Holdings Plc	10/09/12	(5,622)
USD	123,660	NOK	736,000	HSBC Holdings Plc	10/09/12	(4,758)
USD	298,371	NOK	1,737,000	HSBC Holdings Plc	10/09/12	(4,702)
USD	83,256	NOK	494,000	HSBC Holdings Plc	10/09/12	(2,938)
USD	21,842	NOK	130,000	HSBC Holdings Plc	10/09/12	(840)
USD	316,182	NOK	1,927,000	State Street Corp.	10/09/12	(20,043)
USD	270,675	NOK	1,654,000	Westpac Banking Corp.	10/09/12	(17,916)
USD	472,477	NOK	2,751,000	Westpac Banking Corp.	10/09/12	(7,519)
USD	440,239	NZD	550,000	JPMorgan Chase & Co.	10/09/12	(15,266)
USD	181,315	NZD	230,000	JPMorgan Chase & Co.	10/09/12	(9,169)
USD	301,839	NZD	362,000	Royal Bank of Canada	10/09/12	2,034
USD	234,013	NZD	298,000	Westpac Banking Corp.	10/09/12	(12,788)
USD	18,797	NZD	23,000	Westpac Banking Corp.	10/09/12	(252)
USD	295,684	SEK	1,976,000	Credit Suisse Group AG	10/09/12	(5,032)
USD	233,702	SEK	1,634,000	Deutsche Bank AG	10/09/12	(14,967)
USD	708,293	SEK	4,971,000	HSBC Holdings Plc	10/09/12	(48,215)
USD	603,054	SEK	4,113,000	HSBC Holdings Plc	10/09/12	(22,880)
USD	432,574	SEK	2,921,000	HSBC Holdings Plc	10/09/12	(11,956)
USD	612,039	SEK	4,073,000	HSBC Holdings Plc	10/09/12	(7,807)
USD	81,262	SEK	573,000	HSBC Holdings Plc	10/09/12	(5,939)
USD	78,352	SEK	550,500	HSBC Holdings Plc	10/09/12	(5,426)
USD	20,532	SEK	138,000	HSBC Holdings Plc	10/09/12	(469)
USD	898,863	SEK	5,860,000	HSBC Holdings Plc	10/09/12	7,576
USD	584,506	SEK	3,908,000	JPMorgan Chase & Co.	10/09/12	(10,230)
USD	904,147	SEK	5,978,000	State Street Corp.	10/09/12	(5,610)
USD	78,301	SEK	550,500	Westpac Banking Corp.	10/09/12	(5,476)
USD	442,723	SEK	2,915,000	Westpac Banking Corp.	10/09/12	(894)
AUD	791,000	USD	802,861	JPMorgan Chase & Co.	10/18/12	16,049
USD	378,728	MYR	1,200,000	HSBC Holdings Plc	10/24/12	(13,089)
AUD	150,000	USD	155,530	UBS AG	11/05/12	(757)
BRL	290,000	USD	142,087	HSBC Holdings Plc	11/05/12	220
BRL	170,000	USD	83,477	UBS AG	11/05/12	(239)
USD	649,297	AUD	625,000	Deutsche Bank AG	11/05/12	3,283
USD	649,363	AUD	625,000	Goldman Sachs Group, Inc.	11/05/12	3,349
USD	648,619	AUD	625,000	HSBC Holdings Plc	11/05/12	2,605

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	21

Schedule of Investments (continued)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD 648,549	AUD	625,000	UBS AG	11/05/12	$2,535
USD 1,320,681	BRL	2,700,000	HSBC Holdings Plc	11/05/12	(4,251)
USD 278,810	BRL	570,000	HSBC Holdings Plc	11/05/12	(898)
USD 1,421,440	CAD	1,400,000	Deutsche Bank AG	11/05/12	(1,425)
USD 1,422,782	CAD	1,400,000	HSBC Holdings Plc	11/05/12	(83)
USD 2,844,872	CAD	2,800,000	UBS AG	11/05/12	(858)
USD 60,126	CZK	1,175,000	Deutsche Bank AG	11/05/12	64
USD 60,220	CZK	1,175,000	HSBC Holdings Plc	11/05/12	158
USD 120,381	CZK	2,350,000	UBS AG	11/05/12	257
USD 189,622	DKK	1,100,000	Deutsche Bank AG	11/05/12	(127)
USD 189,879	DKK	1,100,000	HSBC Holdings Plc	11/05/12	130
USD 379,542	DKK	2,200,000	UBS AG	11/05/12	46
USD 13,354,748	EUR	10,395,000	Deutsche Bank AG	11/05/12	(8,606)
USD 13,373,251	EUR	10,395,000	HSBC Holdings Plc	11/05/12	9,897
USD 218,777	EUR	170,000	UBS AG	11/05/12	181
USD 26,730,535	EUR	20,790,000	UBS AG	11/05/12	3,827
USD 4,079,849	GBP	2,521,250	Deutsche Bank AG	11/05/12	9,014
USD 4,082,055	GBP	2,521,250	HSBC Holdings Plc	11/05/12	11,221
USD 8,164,276	GBP	5,042,500	UBS AG	11/05/12	22,608
USD 76,520	ILS	300,000	Deutsche Bank AG	11/05/12	92
USD 76,524	ILS	300,000	HSBC Holdings Plc	11/05/12	96
USD 153,335	ILS	600,000	UBS AG	11/05/12	479
USD 10,079,983	JPY	782,500,000	Deutsche Bank AG	11/05/12	49,868
USD 10,079,580	JPY	782,500,000	HSBC Holdings Plc	11/05/12	49,465
USD 20,161,083	JPY	1,565,000,000	UBS AG	11/05/12	100,852
USD 164,509	MXN	2,125,000	Deutsche Bank AG	11/05/12	95
USD 164,733	MXN	2,125,000	HSBC Holdings Plc	11/05/12	320
USD 329,369	MXN	4,250,000	UBS AG	11/05/12	541
USD 37,042	NOK	212,500	Deutsche Bank AG	11/05/12	4
USD 37,066	NOK	212,500	HSBC Holdings Plc	11/05/12	27
USD 74,126	NOK	425,000	UBS AG	11/05/12	48
USD 72,345	NZD	87,500	Deutsche Bank AG	11/05/12	10
USD 72,413	NZD	87,500	HSBC Holdings Plc	11/05/12	78
USD 144,855	NZD	175,000	UBS AG	11/05/12	185
USD 285,525	SEK	1,875,000	Deutsche Bank AG	11/05/12	415
USD 285,850	SEK	1,875,000	HSBC Holdings Plc	11/05/12	739
USD 571,547	SEK	3,750,000	UBS AG	11/05/12	1,325
USD 81,375	SGD	100,000	Deutsche Bank AG	11/05/12	(107)
USD 81,419	SGD	100,000	HSBC Holdings Plc	11/05/12	(63)
USD 162,862	SGD	200,000	UBS AG	11/05/12	(102)
USD 435,357	THB	13,500,000	HSBC Holdings Plc	11/05/12	(1,992)
USD 90,370	ZAR	750,000	Deutsche Bank AG	11/05/12	743

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

USD 90,752	ZAR	750,000	HSBC Holdings Plc	11/05/12	$1,126
USD 180,679	ZAR	1,500,000	UBS AG	11/05/12	1,425
CHF 791,182	JPY	66,380,000	UBS AG	11/15/12	(8,920)
JPY 66,380,000	CHF	823,842	JPMorgan Chase & Co.	11/15/12	(25,839)
CLP 545,900,000	USD	1,116,132	Credit Suisse Group AG	12/04/12	22,837
CLP 36,300,000	USD	76,101	HSBC Holdings Plc	12/04/12	(364)
COP 386,800,000	USD	213,383	BNP Paribas SA	12/04/12	(404)
COP 386,800,000	USD	213,348	Citigroup, Inc.	12/04/12	(369)
CZK 1,340,000	USD	67,964	BNP Paribas SA	12/04/12	540
CZK 2,750,000	USD	138,477	BNP Paribas SA	12/04/12	2,110
CZK 5,250,000	USD	265,534	BNP Paribas SA	12/04/12	2,859
CZK 8,190,000	USD	412,410	BNP Paribas SA	12/04/12	6,284
CZK 5,870,000	USD	303,642	Deutsche Bank AG	12/04/12	(3,553)
CZK 2,340,000	USD	122,139	Deutsche Bank AG	12/04/12	(2,512)
CZK 9,640,000	USD	485,760	Deutsche Bank AG	12/04/12	7,061
CZK 5,870,000	USD	302,531	JPMorgan Chase & Co.	12/04/12	(2,441)
CZK 5,780,000	USD	292,833	JPMorgan Chase & Co.	12/04/12	2,655
HUF 20,400,000	USD	92,879	Bank of America Corp.	12/04/12	(1,752)
HUF 16,600,000	USD	74,419	Bank of America Corp.	12/04/12	(267)
HUF 220,200,000	USD	985,720	BNP Paribas SA	12/04/12	(2,077)
HUF 85,600,000	USD	383,186	BNP Paribas SA	12/04/12	(808)
HUF 16,600,000	USD	73,652	BNP Paribas SA	12/04/12	501
HUF 26,500,000	USD	119,289	Citigroup, Inc.	12/04/12	(912)
HUF 51,100,000	USD	226,643	Citigroup, Inc.	12/04/12	1,623
HUF 7,900,000	USD	35,575	Deutsche Bank AG	12/04/12	(367)
HUF 117,500,000	USD	534,837	Goldman Sachs Group, Inc.	12/04/12	(9,960)
HUF 13,900,000	USD	62,813	HSBC Holdings Plc	12/04/12	(721)
HUF 30,200,000	USD	137,408	JPMorgan Chase & Co.	12/04/12	(2,504)
HUF 43,900,000	USD	197,829	JPMorgan Chase & Co.	12/04/12	(1,726)
HUF 7,300,000	USD	33,413	JPMorgan Chase & Co.	12/04/12	(803)
HUF 39,100,000	USD	173,462	Morgan Stanley	12/04/12	1,200
HUF 64,500,000	USD	286,145	Morgan Stanley	12/04/12	1,979
IDR 2,347,200,000	USD	241,905	Citigroup, Inc.	12/04/12	1,047
IDR 1,241,800,000	USD	128,617	Deutsche Bank AG	12/04/12	(82)
IDR 3,787,200,000	USD	389,029	HSBC Holdings Plc	12/04/12	2,973
ILS 540,000	USD	137,773	Bank of America Corp.	12/04/12	(455)
ILS 210,000	USD	53,765	Bank of America Corp.	12/04/12	(330)
ILS 230,000	USD	56,918	Bank of America Corp.	12/04/12	1,606
ILS 310,000	USD	76,894	Bank of America Corp.	12/04/12	1,986
ILS 720,000	USD	182,997	Citigroup, Inc.	12/04/12	209
ILS 830,000	USD	208,873	Citigroup, Inc.	12/04/12	2,322

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

ILS1,640,000	USD	412,714	Citigroup, Inc.	12/04/12	$4,588
ILS 830,000	USD	208,020	Credit Suisse Group AG	12/04/12	3,175
ILS 530,000	USD	133,333	Deutsche Bank AG	12/04/12	1,526
ILS 600,000	USD	151,523	HSBC Holdings Plc	12/04/12	1,149
ILS 140,000	USD	35,889	JPMorgan Chase & Co.	12/04/12	(266)
ILS 290,000	USD	73,915	JPMorgan Chase & Co.	12/04/12	(124)
ILS 260,000	USD	64,441	JPMorgan Chase & Co.	12/04/12	1,716
INR 4,600,000	USD	81,982	BNP Paribas SA	12/04/12	4,097
INR 6,000,000	USD	111,297	Deutsche Bank AG	12/04/12	980
INR 3,800,000	USD	69,872	Deutsche Bank AG	12/04/12	1,236
INR 6,100,000	USD	111,456	Deutsche Bank AG	12/04/12	2,691
INR 4,100,000	USD	73,306	Deutsche Bank AG	12/04/12	3,416
INR 3,500,000	USD	61,772	Deutsche Bank AG	12/04/12	3,723
INR 5,900,000	USD	104,666	Deutsche Bank AG	12/04/12	5,739
INR 8,500,000	USD	151,326	HSBC Holdings Plc	12/04/12	7,732
INR 5,300,000	USD	93,359	JPMorgan Chase & Co.	12/04/12	5,818
INR 4,500,000	USD	82,042	UBS AG	12/04/12	2,165
INR 33,700,000	USD	597,836	UBS AG	12/04/12	32,783
KRW 42,300,000	USD	37,008	Citigroup, Inc.	12/04/12	922
KRW 5,200,000	USD	4,598	Deutsche Bank AG	12/04/12	65
KRW 52,300,000	USD	46,696	Deutsche Bank AG	12/04/12	201
KRW 189,800,000	USD	169,223	Deutsche Bank AG	12/04/12	970
KRW 82,400,000	USD	72,869	Deutsche Bank AG	12/04/12	1,019
KRW 51,500,000	USD	45,114	Deutsche Bank AG	12/04/12	1,065
KRW 162,100,000	USD	142,037	Deutsche Bank AG	12/04/12	3,317
KRW 210,300,000	USD	184,225	Deutsche Bank AG	12/04/12	4,350
KRW 333,700,000	USD	292,848	Deutsche Bank AG	12/04/12	6,378
KRW 135,100,000	USD	119,146	Goldman Sachs Group, Inc.	12/04/12	1,997
KRW 184,100,000	USD	161,004	Goldman Sachs Group, Inc.	12/04/12	4,077
KRW 33,300,000	USD	29,661	HSBC Holdings Plc	12/04/12	199
KRW 42,700,000	USD	38,074	HSBC Holdings Plc	12/04/12	215
MXN 5,720,000	USD	443,450	Bank of America Corp.	12/04/12	(2,082)
MXN 366,200	USD	27,841	Bank of America Corp.	12/04/12	416
MXN 1,001,000	USD	76,101	Bank of America Corp.	12/04/12	1,138
MXN 9,870,000	USD	764,553	Citigroup, Inc.	12/04/12	(2,961)
MXN 1,810,000	USD	137,486	Citigroup, Inc.	12/04/12	2,178
MXN 1,630,000	USD	122,649	Citigroup, Inc.	12/04/12	3,126
MXN 4,920,000	USD	373,718	Citigroup, Inc.	12/04/12	5,920
MXN 2,570,000	USD	197,809	Deutsche Bank AG	12/04/12	498
MXN 5,840,000	USD	437,912	Goldman Sachs Group, Inc.	12/04/12	12,716

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)

MXN 700,000	USD	51,719	JPMorgan Chase & Co.	12/04/12	$2,295
MXN 1,333,800	USD	101,339	Morgan Stanley	12/04/12	1,580
MXN 3,629,000	USD	275,722	Morgan Stanley	12/04/12	4,300
MXN 4,350,000	USD	336,976	Royal Bank of Canada	12/04/12	(1,320)
MYR 670,000	USD	213,410	Citigroup, Inc.	12/04/12	4,709
MYR 200,000	USD	64,599	Deutsche Bank AG	12/04/12	511
MYR 3,840,000	USD	1,230,217	State Street Corp.	12/04/12	19,895
PHP 16,700,000	USD	401,732	JPMorgan Chase & Co.	12/04/12	(2,009)
PLN 50,000	USD	15,377	Bank of America Corp.	12/04/12	105
PLN 370,000	USD	114,036	Bank of America Corp.	12/04/12	530
PLN 610,000	USD	191,004	Citigroup, Inc.	12/04/12	(2,126)
PLN 350,000	USD	109,260	Deutsche Bank AG	12/04/12	(1,133)
PLN 260,000	USD	76,737	Goldman Sachs Group, Inc.	12/04/12	3,769
PLN 450,000	USD	135,989	JPMorgan Chase & Co.	12/04/12	3,348
PLN 845,300	USD	254,368	Royal Bank of Scotland Group Plc	12/04/12	7,369
PLN 910,000	USD	275,082	UBS AG	12/04/12	6,688
PLN 2,950,000	USD	891,751	UBS AG	12/04/12	21,680
RON 1,020,000	USD	292,333	Bank of America Corp.	12/04/12	(6,183)
RON 180,000	USD	49,703	HSBC Holdings Plc	12/04/12	794
RUB 800,000	USD	25,161	Citigroup, Inc.	12/04/12	189
RUB 3,900,000	USD	121,510	Citigroup, Inc.	12/04/12	2,073
RUB 2,600,000	USD	80,309	Credit Suisse Group AG	12/04/12	2,080
RUB 6,360,000	USD	196,660	Credit Suisse Group AG	12/04/12	4,876
RUB 5,000,000	USD	153,468	Credit Suisse Group AG	12/04/12	4,973
RUB 12,260,000	USD	379,097	Credit Suisse Group AG	12/04/12	9,400
RUB 12,200,000	USD	386,810	Goldman Sachs Group, Inc.	12/04/12	(214)
RUB 4,500,000	USD	142,360	Goldman Sachs Group, Inc.	12/04/12	237
RUB 3,300,000	USD	104,134	Goldman Sachs Group, Inc.	12/04/12	437
RUB 1,500,000	USD	45,774	HSBC Holdings Plc	12/04/12	1,759
RUB 900,000	USD	27,419	UBS AG	12/04/12	1,100
RUB 3,800,000	USD	116,404	UBS AG	12/04/12	4,011
SGD 70,000	USD	56,021	BNP Paribas SA	12/04/12	1,016
SGD 380,000	USD	304,295	BNP Paribas SA	12/04/12	5,333
SGD 220,000	USD	179,066	Deutsche Bank AG	12/04/12	192
SGD 570,000	USD	463,415	Deutsche Bank AG	12/04/12	1,026
SGD 420,000	USD	336,889	Deutsche Bank AG	12/04/12	5,330
SGD 210,000	USD	171,506	Goldman Sachs Group, Inc.	12/04/12	(397)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	23

Schedule of Investments (continued)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

SGD 340,000	USD	271,434	Goldman Sachs Group, Inc.	12/04/12	$5,601
SGD 350,000	USD	285,579	HSBC Holdings Plc	12/04/12	(396)
SGD 50,000	USD	40,875	HSBC Holdings Plc	12/04/12	(134)
SGD 220,000	USD	178,816	HSBC Holdings Plc	12/04/12	442
SGD 2,150,932	USD	1,718,807	JPMorgan Chase & Co.	12/04/12	33,791
THB 6,470,000	USD	207,571	HSBC Holdings Plc	12/04/12	1,597
THB 4,860,000	USD	154,748	HSBC Holdings Plc	12/04/12	2,371
THB 13,010,000	USD	412,754	HSBC Holdings Plc	12/04/12	7,846
THB 6,470,000	USD	209,397	JPMorgan Chase & Co.	12/04/12	(228)
TRY 200,000	USD	110,558	Bank of America Corp.	12/04/12	(655)
TRY 40,000	USD	21,979	Bank of America Corp.	12/04/12	68
TRY 263,000	USD	144,204	Bank of America Corp.	12/04/12	756
TRY 800,000	USD	438,645	Bank of America Corp.	12/04/12	2,301
TRY 180,000	USD	98,629	BNP Paribas SA	12/04/12	583
TRY 100,000	USD	55,236	Citigroup, Inc.	12/04/12	(118)
TRY 90,000	USD	49,532	HSBC Holdings Plc	12/04/12	74
TRY 260,000	USD	142,365	HSBC Holdings Plc	12/04/12	942
TRY 60,000	USD	32,913	JPMorgan Chase & Co.	12/04/12	158
TRY 510,000	USD	279,762	JPMorgan Chase & Co.	12/04/12	1,341
TRY 140,000	USD	77,578	Royal Bank of Scotland Group Plc	12/04/12	(413)
TRY 500,000	USD	275,993	Royal Bank of Scotland Group Plc	12/04/12	(403)
TRY 110,000	USD	60,789	Royal Bank of Scotland Group Plc	12/04/12	(159)
TRY 100,000	USD	55,263	Royal Bank of Scotland Group Plc	12/04/12	(145)
TWD 720,000	USD	24,473	Citigroup, Inc.	12/04/12	94
TWD 14,210,000	USD	481,369	Citigroup, Inc.	12/04/12	3,489
TWD 13,030,000	USD	444,938	Deutsche Bank AG	12/04/12	(343)
TWD 13,980,000	USD	467,871	Deutsche Bank AG	12/04/12	9,138
USD 50,146	CLP	24,100,000	BNP Paribas SA	12/04/12	(137)
USD 165,105	COP	306,600,000	Credit Suisse Group AG	12/04/12	(3,715)
USD 254,427	COP	467,000,000	Credit Suisse Group AG	12/04/12	(2,712)
USD 103,528	CZK	2,010,000	Bank of America Corp.	12/04/12	772
USD 145,902	CZK	2,790,000	Bank of America Corp.	12/04/12	3,270
USD 182,155	CZK	3,470,000	Bank of America Corp.	12/04/12	4,760
USD 453,918	CZK	8,680,000	Bank of America Corp.	12/04/12	10,175
USD 34,677	CZK	660,000	BNP Paribas SA	12/04/12	936
USD 101,042	CZK	1,940,000	BNP Paribas SA	12/04/12	1,865
USD 1,116,047	CZK	22,170,000	Citigroup, Inc.	12/04/12	(17,338)
USD 917,203	CZK	18,220,000	Citigroup, Inc.	12/04/12	(14,249)
USD 68,259	CZK	1,310,000	Deutsche Bank AG	12/04/12	1,289

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD 82,618	CZK	1,560,000	Deutsche Bank AG	12/04/12	$2,867
USD 232,916	CZK	4,470,000	Deutsche Bank AG	12/04/12	4,398
USD 133,905	CZK	2,540,000	HSBC Holdings Plc	12/04/12	4,054
USD 150,007	CZK	2,915,000	BNP Paribas SA	12/04/12	928
USD 222,522	HUF	51,100,000	Bank of America Corp.	12/04/12	(5,744)
USD 176,136	HUF	40,300,000	Bank of America Corp.	12/04/12	(3,885)
USD 431,008	HUF	98,300,000	Citigroup, Inc.	12/04/12	(8,102)
USD 165,372	HUF	38,100,000	Citigroup, Inc.	12/04/12	(4,823)
USD 231,313	HUF	52,700,000	Citigroup, Inc.	12/04/12	(4,100)
USD 75,524	HUF	17,400,000	Citigroup, Inc.	12/04/12	(2,202)
USD 82,497	HUF	18,500,000	Deutsche Bank AG	12/04/12	(143)
USD 45,973	HUF	10,100,000	Goldman Sachs Group, Inc.	12/04/12	856
USD 300,885	HUF	69,200,000	HSBC Holdings Plc	12/04/12	(8,235)
USD 301,180	HUF	69,195,000	HSBC Holdings Plc	12/04/12	(7,917)
USD 101,735	HUF	23,400,000	JPMorgan Chase & Co.	12/04/12	(2,794)
USD 584,786	IDR	5,642,600,000	Goldman Sachs Group, Inc.	12/04/12	736
USD 54,479	ILS	220,000	Bank of America Corp.	12/04/12	(1,500)
USD 44,373	ILS	180,000	Bank of America Corp.	12/04/12	(1,428)
USD 79,192	ILS	320,000	Citigroup, Inc.	12/04/12	(2,233)
USD 876,498	ILS	3,540,000	Deutsche Bank AG	12/04/12	(24,264)
USD 562,048	ILS	2,270,000	Deutsche Bank AG	12/04/12	(15,559)
USD 32,174	ILS	130,000	Deutsche Bank AG	12/04/12	(905)
USD 288,030	ILS	1,130,000	Deutsche Bank AG	12/04/12	499
USD 133,428	INR	7,500,000	Deutsche Bank AG	12/04/12	(6,917)
USD 93,277	INR	5,300,000	Deutsche Bank AG	12/04/12	(5,900)
USD 49,549	INR	2,800,000	Deutsche Bank AG	12/04/12	(2,847)
USD 81,436	INR	4,400,000	Deutsche Bank AG	12/04/12	(900)
USD 61,077	INR	3,300,000	Deutsche Bank AG	12/04/12	(675)
USD 27,959	INR	1,500,000	Deutsche Bank AG	12/04/12	(110)
USD 65,889	INR	3,500,000	Deutsche Bank AG	12/04/12	663
USD 81,894	INR	4,600,000	HSBC Holdings Plc	12/04/12	(4,184)
USD 170,303	INR	9,600,000	UBS AG	12/04/12	(9,339)
USD 680,763	KRW	775,900,000	Deutsche Bank AG	12/04/12	(14,980)
USD 669,997	KRW	757,700,000	Deutsche Bank AG	12/04/12	(9,426)
USD 412,117	KRW	467,300,000	Deutsche Bank AG	12/04/12	(6,907)
USD 127,576	KRW	143,300,000	Deutsche Bank AG	12/04/12	(920)
USD 32,790	KRW	36,900,000	Deutsche Bank AG	12/04/12	(298)
USD 37,659	KRW	42,300,000	Deutsche Bank AG	12/04/12	(271)
USD 24,810	KRW	27,700,000	Deutsche Bank AG	12/04/12	(1)
USD 342,934	KRW	384,600,000	HSBC Holdings Plc	12/04/12	(1,934)
USD 87,254	KRW	98,100,000	HSBC Holdings Plc	12/04/12	(711)

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD 301,470	MXN	4,010,000	Citigroup, Inc.	12/04/12	$(7,951)
USD 343,002	MXN	4,490,000	Citigroup, Inc.	12/04/12	(3,457)
USD 110,071	MXN	1,470,000	Citigroup, Inc.	12/04/12	(3,357)
USD 153,079	MXN	2,004,000	Citigroup, Inc.	12/04/12	(1,555)
USD 116,177	MXN	1,520,000	Citigroup, Inc.	12/04/12	(1,110)
USD 290,077	MXN	3,771,000	Citigroup, Inc.	12/04/12	(902)
USD 87,997	MXN	1,152,000	Citigroup, Inc.	12/04/12	(894)
USD 95,000	MXN	1,235,000	Citigroup, Inc.	12/04/12	(295)
USD 20,140	MXN	260,000	Citigroup, Inc.	12/04/12	78
USD 167,781	MXN	2,183,000	HSBC Holdings Plc	12/04/12	(664)
USD 119,976	MXN	1,561,000	HSBC Holdings Plc	12/04/12	(475)
USD 89,400	MXN	1,210,000	JPMorgan Chase & Co.	12/04/12	(3,967)
USD 174,552	MXN	2,280,000	JPMorgan Chase & Co.	12/04/12	(1,378)
USD 200,417	MXN	2,593,000	Royal Bank of Canada	12/04/12	335
USD 280,260	MXN	3,626,000	Royal Bank of Canada	12/04/12	469
USD 101,766	MXN	1,336,000	UBS AG	12/04/12	(1,322)
USD 58,500	MXN	768,000	UBS AG	12/04/12	(760)
USD 249,442	MXN	3,239,000	UBS AG	12/04/12	(487)
USD 81,710	MXN	1,061,000	UBS AG	12/04/12	(159)
USD 113,159	MYR	350,000	Bank of America Corp.	12/04/12	(784)
USD 431,771	MYR	1,340,000	Goldman Sachs Group, Inc.	12/04/12	(4,467)
USD 104,116	MYR	320,000	Goldman Sachs Group, Inc.	12/04/12	(60)
USD 235,294	PHP	9,800,000	Citigroup, Inc.	12/04/12	726
USD 238,095	PHP	10,000,000	Goldman Sachs Group, Inc.	12/04/12	(1,260)
USD 934,358	PHP	39,500,000	JPMorgan Chase & Co.	12/04/12	(11,095)
USD 294,542	PLN	1,000,000	Bank of America Corp.	12/04/12	(15,095)
USD 153,162	PLN	520,000	Bank of America Corp.	12/04/12	(7,850)
USD 155,050	PLN	520,000	Bank of America Corp.	12/04/12	(5,961)
USD 274,011	PLN	890,000	Bank of America Corp.	12/04/12	(1,567)
USD 118,928	PLN	380,000	Bank of America Corp.	12/04/12	1,266
USD 94,177	PLN	300,000	Bank of America Corp.	12/04/12	1,286
USD 297,701	PLN	1,000,000	Citigroup, Inc.	12/04/12	(11,936)
USD 80,086	PLN	270,000	Citigroup, Inc.	12/04/12	(3,516)
USD 18,543	PLN	60,000	Credit Suisse Group AG	12/04/12	(35)
USD 259,725	PLN	880,000	Goldman Sachs Group, Inc.	12/04/12	(12,756)
USD 178,802	PLN	580,000	HSBC Holdings Plc	12/04/12	(788)
USD 86,318	PLN	280,000	HSBC Holdings Plc	12/04/12	(380)
USD 21,773	PLN	70,000	HSBC Holdings Plc	12/04/12	99
USD 62,214	PLN	200,000	HSBC Holdings Plc	12/04/12	287
USD 298,174	PLN	1,000,000	UBS AG	12/04/12	(11,464)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD 245,416	RON	870,000	Bank of America Corp.	12/04/12	$1,347
USD 152,667	RUB	4,900,000	Citigroup, Inc.	12/04/12	(2,605)
USD 47,416	RUB	1,500,000	Credit Suisse Group AG	12/04/12	(116)
USD 263,806	RUB	8,300,000	Goldman Sachs Group, Inc.	12/04/12	(2,262)
USD 186,650	RUB	5,900,000	Goldman Sachs Group, Inc.	12/04/12	(311)
USD 85,606	RUB	2,700,000	Goldman Sachs Group, Inc.	12/04/12	47
USD 117,349	RUB	3,700,000	Goldman Sachs Group, Inc.	12/04/12	102
USD 140,463	RUB	4,400,000	Goldman Sachs Group, Inc.	12/04/12	1,035
USD 223,375	RUB	7,000,000	Goldman Sachs Group, Inc.	12/04/12	2,580
USD 19,179	RUB	600,000	JPMorgan Chase & Co.	12/04/12	166
USD 33,696	RUB	1,100,000	UBS AG	12/04/12	(1,161)
USD 487,805	SGD	600,000	Deutsche Bank AG	12/04/12	(1,080)
USD 358,386	SGD	440,000	Deutsche Bank AG	12/04/12	(129)
USD 399,224	SGD	500,000	HSBC Holdings Plc	12/04/12	(8,180)
USD 333,248	SGD	410,000	HSBC Holdings Plc	12/04/12	(823)
USD 1,598,197	SGD	2,000,000	JPMorgan Chase & Co.	12/04/12	(31,419)
USD 615,435	SGD	760,000	JPMorgan Chase & Co.	12/04/12	(3,819)
USD 251,562	SGD	310,000	JPMorgan Chase & Co.	12/04/12	(1,028)
USD 73,034	SGD	90,000	JPMorgan Chase & Co.	12/04/12	(299)
USD 307,576	TRY	570,000	BNP Paribas SA	12/04/12	(6,597)
USD 60,095	TRY	110,000	BNP Paribas SA	12/04/12	(535)
USD 189,815	TRY	350,000	Citigroup, Inc.	12/04/12	(3,098)
USD 16,420	TRY	30,000	HSBC Holdings Plc	12/04/12	(116)
USD 249,201	TRY	460,000	JPMorgan Chase & Co.	12/04/12	(4,343)
USD 113,970	TRY	210,000	JPMorgan Chase & Co.	12/04/12	(1,778)
USD 86,608	TRY	160,000	JPMorgan Chase & Co.	12/04/12	(1,581)
USD 49,565	TRY	90,000	JPMorgan Chase & Co.	12/04/12	(41)
USD 115,917	TRY	210,000	JPMorgan Chase & Co.	12/04/12	169
USD 182,049	TRY	330,000	Morgan Stanley	12/04/12	159
USD 86,884	TWD	2,600,000	HSBC Holdings Plc	12/04/12	(1,830)
USD 50,437	ZAR	430,000	Bank of America Corp.	12/04/12	(736)
USD 118,372	ZAR	990,000	Bank of America Corp.	12/04/12	554
USD 129,867	ZAR	1,080,000	Bank of America Corp.	12/04/12	1,339
USD 29,428	ZAR	250,000	BNP Paribas SA	12/04/12	(324)
USD 124,862	ZAR	1,040,000	BNP Paribas SA	12/04/12	1,094
USD 480,238	ZAR	4,000,000	BNP Paribas SA	12/04/12	4,207
USD 222,352	ZAR	1,900,000	Citigroup, Inc.	12/04/12	(3,763)
USD 81,030	ZAR	690,000	Citigroup, Inc.	12/04/12	(1,085)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	25

Schedule of Investments (continued)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrea- lized Appre- ciation (Depre- ciation)

USD 1,038,005	ZAR	8,800,000	HSBC Holdings Plc	12/04/12	$(9,263)
USD 202,883	ZAR	1,720,000	HSBC Holdings Plc	12/04/12	(1,811)
USD 270,842	ZAR	2,250,000	HSBC Holdings Plc	12/04/12	3,075
USD 82,006	ZAR	690,000	JPMorgan Chase & Co.	12/04/12	(109)
USD 235,917	ZAR	1,960,000	JPMorgan Chase & Co.	12/04/12	2,662
ZAR 1,470,000	USD	178,149	Bank of America Corp.	12/04/12	(3,208)
ZAR 2,065,000	USD	248,402	Bank of America Corp.	12/04/12	(2,651)
ZAR 790,000	USD	95,324	Bank of America Corp.	12/04/12	(1,308)
ZAR 1,461,250	USD	175,509	BNP Paribas SA	12/04/12	(1,609)
ZAR 1,012,000	USD	121,550	BNP Paribas SA	12/04/12	(1,114)
ZAR 1,220,000	USD	142,943	BNP Paribas SA	12/04/12	2,246
ZAR 1,850,000	USD	217,016	BNP Paribas SA	12/04/12	3,148
ZAR 1,409,000	USD	170,567	Citigroup, Inc.	12/04/12	(2,885)
ZAR 1,960,000	USD	235,082	Citigroup, Inc.	12/04/12	(2,624)
ZAR 1,825,000	USD	219,364	Citigroup, Inc.	12/04/12	(2,175)
ZAR 1,461,000	USD	175,912	Citigroup, Inc.	12/04/12	(2,042)
ZAR 976,000	USD	118,150	Citigroup, Inc.	12/04/12	(1,998)
ZAR 1,555,000	USD	186,910	Citigroup, Inc.	12/04/12	(1,853)
ZAR 1,012,000	USD	121,850	Citigroup, Inc.	12/04/12	(1,414)
ZAR 680,000	USD	81,857	Citigroup, Inc.	12/04/12	(931)
ZAR 660,000	USD	77,238	Citigroup, Inc.	12/04/12	1,307
ZAR 1,443,750	USD	174,246	HSBC Holdings Plc	12/04/12	(2,429)
ZAR 1,000,000	USD	120,690	HSBC Holdings Plc	12/04/12	(1,682)
ZAR 170,000	USD	19,943	HSBC Holdings Plc	12/04/12	289
ZAR 1,780,000	USD	210,225	HSBC Holdings Plc	12/04/12	1,608
Total					$(1,937,239)

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unre- alized Appre- ciation (Depre- ciation)
23	Australia Bond (3 Year)	Sydney	December 2012	USD	7,133,622	$3,422
108	DAX Index Futures	Eurex	December 2012	USD	25,114,948	(299,837)
36	Euro FX Currency Future	Chicago Mercantile	December 2012	USD	5,787,900	36,103
526	E-Mini Emerging Markets Index Futures	Chicago Mercantile	December 2012	USD	26,142,200	(336,981)
1,135	Euro STOXX 50	Eurex	December 2012	USD	35,806,947	(1,273,603)
17	Euro-Bobl	Eurex	December 2012	USD	2,745,804	2,578

Contracts	Issue	Exchange	Expiration	Notional Value		Unre- alized Appre- ciation (Depre- ciation)
18	Euro-Bund	Eurex	December 2012	USD	3,279,267	$2,957
15	Gilt British	London	December 2012	USD	2,921,667	4,627
58	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD	7,228,703	2,821
140	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD	18,687,813	61,213
37	90-Day Sterling Futures	London	September 2014	USD	7,417,687	4,542
48	3-Month EURIBOR	London	September 2015	USD	15,285,667	3,870
Total						$(1,788,288)

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unre- alized Appre- ciation (Depre- ciation)
113	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 140	Eurex	October 2012	USD	318,011	$(152,674)
113	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 140	Eurex	October 2012	USD	60,988	108,036
53	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 140	Eurex	November 2012	USD	173,674	(40,352)
53	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 140	Eurex	November 2012	USD	53,124	23,258
6	Australia Bond (10 Year)	Sydney	December 2012	USD	5,994,082	(16,856)
2	Canada Bond (10 Year)	Montreal	December 2012	USD	279,280	(3,313)

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Schedule of Investments (continued)

Contracts	Issue	Exchange	Expiration	Notional Value		Unrea- lized Appre- ciation (Depre- ciation)
381	E-Mini S&P 500® Futures	Chicago Mercantile	December 2012	USD	27,321,510	$(201,224)
14	Euro-Schatz	Eurex	December 2012	USD	1,991,930	(782)
14	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD	3,087,438	(1,086)
3	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2012	USD	448,125	1,870
Total						$(283,123)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrea- lized Appre- ciation (Depre- ciation)

1.07%[1]	1-day STIBOR	Royal Bank of Scotland Group Plc	6/27/13	SEK	211,360	$6,095
2.67%[2]	1-day AONIA	Royal Bank of Scotland Group Plc	9/24/13	AUD	6,020	(4,512)
0.34%[2]	1-day SONIA	Royal Bank of Scotland Group Plc	12/27/13	GBP	18,790	(10,662)
0.14%[2]	1-day EONIA	Royal Bank of Scotland Group Plc	3/18/14	EUR	9,120	(5,775)
1.61%[1]	3-month STIBOR	Royal Bank of Scotland Group Plc	6/27/14	SEK	21,960	24,992
1.47%[1]	3-Month STIBOR	Royal Bank of Scotland Group Plc	9/10/14	SEK	19,260	3,000
0.19%[2]	1-day FEDL01	Citigroup, Inc.	9/20/14	USD	19,130	(6,153)
1.46%[1]	3-month STIBOR	Citigroup, Inc.	9/25/15	SEK	16,738	250
1.32%[2]	3-month LIBOR	Deutsche Bank AG	8/15/19	USD	3,090	(23,413)
1.20%[2]	3-month LIBOR	Royal Bank of Scotland Group Plc	8/15/19	USD	5,890	(2,460)
1.63%[1]	6-Month EURIBOR	Deutsche Bank AG	7/04/21	EUR	3,250	1,644
1.76%[2]	6-month GBP LIBOR	Royal Bank of Scotland Group Plc	9/07/21	GBP	2,690	(10,052)
Total						$(27,046)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.
•	Credit default swaps on traded indexes - sold protection outstanding as of September 30, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Appre- ciation

iTraxx XO Series 18 Version 1	5.00%	Deutsche Bank AG	12/20/17	B+	EUR	1,100	$1,899

CDX.EM Series 18 Version 1	5.00%	Deutsche Bank AG	12/20/17	BBB-	USD	1,140	5,726

Total							$7,625

[1]	Using Standard & Poor’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	27

Schedule of Investments (concluded)

derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 2,745,473	–	$ 2,745,473
Common Stocks	$106,879,881	32,206,171	$50,896	139,136,948
Corporate Bonds	–	54,110,719	–	54,110,719
Foreign Agency Obligations	–	11,943,291	–	11,943,291
Foreign Government Obligations	–	78,905,691	–	78,905,691
Investment Companies	134,903,475	–	–	134,903,475
Non-Agency Mortgage-Backed Securities	–	5,801,365	–	5,801,365
U.S. Government Sponsored Agency Securities	–	28,727,187	–	28,727,187
U.S. Treasury Obligations	–	17,385,693	–	17,385,693
Short-Term Securities	97,232,371	2,629,449	–	99,861,820
Total	$339,015,727	$234,455,039	$50,896	$573,521,662

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$7,625	–	$7,625
Foreign currency exchange contracts	$41,166	2,318,763	–	2,359,929
Interest rate contracts	219,194	35,981	–	255,175
Liabilities:
Equity contracts	(2,111,645)	–	–	(2,111,645)
Foreign currency exchange contracts	(5,073)	(4,255,992)	–	(4,261,065)
Interest rate contracts	(215,063)	(63,027)	–	(278,090)
Total	$(2,071,421)	$(1,956,650)	–	$(4,028,071)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$37,020	–	–	$37,020
Foreign currency at value	2,531,061	–	–	2,531,061
Cash pledged as collateral for financial futures contracts	9,795,000	–	–	9,795,000
Liabilities:
Collateral on securities loaned at value	–	$(2,629,449)	–	(2,629,449)
Total	$12,363,081	$(2,629,449)	–	$9,733,632

There were no transfers between levels during the year ended September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Statement of Assets and Liabilities

September 30, 2012
Assets
Investments at value – unaffiliated (including securities loaned at value of $2,562,902) (cost – $406,282,160)	$450,983,192
Investments at value – affiliated (cost – $122,313,374)	122,538,470
Cash	37,020
Cash pledged as collateral for financial futures contracts	9,795,000
Foreign currency at value (cost – $2,527,831)	2,531,061
Investments sold receivable	1,826,333
Swap premiums paid	148,706
Unrealized appreciation on foreign currency exchange contracts	2,323,826
Unrealized appreciation on swaps	43,606
Capital shares sold receivable	154,181
Interest receivable	1,507,954
Dividends receivable – unaffiliated	726,415
Dividends receivable – affiliated	8,886
Securities lending income receivable – affiliated	5,316
Receivable from Manager	85
Prepaid expenses	36,023

Total assets	592,666,074

Liabilities
Collateral on securities loaned at value	2,629,449
Variation margin payable	922,376
Investments purchased payable	25,921,772
Swap premiums received	38,389
Unrealized depreciation on foreign currency exchange contracts	4,261,065
Unrealized depreciation on swaps	63,027
Capital shares redeemed payable	465,777
Investment advisory fees payable	243,050
Service and distribution fees payable	167,502
Other affiliates payable	81,323
Officer’s and Trustees’ fees payable	5,388
Other accrued expenses payable	677,554

Total liabilities	35,476,672

Net Assets	$557,189,402

Net Assets Consist of
Paid-in capital	$496,123,031
Undistributed net investment income	1,678,447
Accumulated net realized gain	18,460,792
Net unrealized appreciation/depreciation	40,927,132

Net Assets	$557,189,402

Net Asset Value
Institutional – Based on net assets of $59,041,108 and 3,841,964 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.37

Service – Based on net assets of $1,915,161 and 125,091 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.31

Investor A – Based on net assets of $390,209,049 and 25,504,423 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.30

Investor B – Based on net assets of $19,077,105 and 1,263,742 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.10

Investor C – Based on net assets of $86,946,979 and 5,790,507 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.02

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	29

Statement of Operations

Year Ended September 30, 2012
Investment Income
Interest	$6,695,462
Dividends – unaffiliated	6,464,885
Foreign taxes withheld	(109,797)
Dividends – affiliated	574,154
Securities lending – affiliated	51,840

Total income	13,676,544

Expenses
Investment advisory	3,036,585
Service and distribution – class specific	2,101,999
Transfer agent – class specific	962,735
Administration	408,869
Custodian	284,349
Professional	159,763
Administration – class specific	138,092
Printing	120,965
Registration	64,767
Officer and Trustees	18,535
Miscellaneous	125,883
Recoupment of past waived fees – class specific	18,109

Total expenses excluding interest expense	7,440,651
Interest expense[1]	38,154

Total expenses	7,478,805
Less fees waived by Manager	(166,087)
Less administration fees waived – class specific	(6,271)
Less transfer agent fees waived – class specific	(501)
Less transfer agent fees reimbursed – class specific	(3,796)
Less fees paid indirectly	(459)

Total expenses after fees waived, reimbursed and paid indirectly	7,301,691

Net investment income	6,374,853

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	22,745,745
Options written	775,130
Financial futures contracts	(2,416,801)
Swaps	4,395,417
Foreign currency transactions	2,364

25,501,855

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	40,350,103
Investments – affiliated	225,096
Options written	635,114
Financial futures contracts	(1,765,387)
Swaps	(1,335,874)
Foreign currency translations	(1,808,593)

36,300,459

Total realized and unrealized gain	61,802,314

Net Increase in Net Assets Resulting from Operations	$68,177,167

[1] See Note 6 of the Notes to Financial Statements for details of borrowings

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$6,374,853	$8,645,327
Net realized gain	25,501,855	52,723,163
Net change in unrealized appreciation/depreciation	36,300,459	(60,944,465)

Net increase in net assets resulting from operations	68,177,167	424,025

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(728,212)	(885,056)
Service	(25,629)	(31,935)
Investor A	(5,876,499)	(7,180,490)
Investor B	(233,044)	(422,113)
Investor C	(927,535)	(969,379)
Net realized gain:
Institutional	(878,568)	—
Service	(35,473)	—
Investor A	(8,053,732)	—
Investor B	(650,345)	—
Investor C	(1,802,237)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(19,211,274)	(9,488,973)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(17,866,421)	(24,771,731)

Net Assets
Total increase (decrease) in net assets	31,099,472	(33,836,679)
Beginning of year	526,089,930	559,926,609

End of year	$557,189,402	$526,089,930

Undistributed (distribution in excess of) net investment income	$1,678,447	$(244,093)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	31

Financial Highlights

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.03	$14.31	$13.28	$12.96	$17.07	$13.99	$14.27	$13.24	$12.93	$17.03
Net investment income[1]	0.23	0.29	0.29	0.27	0.33	0.19	0.25	0.25	0.24	0.30
Net realized and unrealized gain (loss)	1.68	(0.26)	1.02	0.45	(2.76)	1.67	(0.26)	1.03	0.44	(2.76)
Net increase (decrease) from investment operations	1.91	0.03	1.31	0.72	(2.43)	1.86	(0.01)	1.28	0.68	(2.46)
Dividends and distributions from:
Net investment income	(0.26)	(0.31)	(0.28)	(0.21)	(0.38)	(0.23)	(0.27)	(0.25)	(0.18)	(0.34)
Net realized gain	(0.31)	–	–	(0.19)	(1.30)	(0.31)	–	–	(0.19)	(1.30)
Total dividends and distributions	(0.57)	(0.31)	(0.28)	(0.40)	(1.68)	(0.54)	(0.27)	(0.25)	(0.37)	(1.64)
Net asset value, end of year	$15.37	$14.03	$14.31	$13.28	$12.96	$15.31	$13.99	$14.27	$13.24	$12.93

Total Investment Return[2]
Based on net asset value	13.89%	0.06%	9.99%	6.15%[3]	(15.81)%	13.53%	(0.21)%	9.74%	5.83%[4]	(16.00)%

Ratios to Average Net Assets
Total expenses	0.95%[5]	0.94%	0.95%	0.95%	0.94%	1.27%[5]	1.24%	1.27%	1.18%	1.11%
Total expenses excluding recoupment of past waived fees	0.91%[5]	0.94%	0.95%	0.95%	0.94%	1.27%[5]	1.24%	1.27%	1.15%	1.11%
Total expenses after fees waived, reimbursed and paid indirectly	0.90%[5]	0.90%	0.91%	0.88%	0.89%	1.18%[5]	1.18%	1.19%	1.14%	1.11%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[5]	0.89%	0.89%	0.88%	0.85%	1.17%[5]	1.17%	1.17%	1.14%	1.07%
Net investment income	1.59%[5]	1.91%	2.09%	2.43%	2.20%	1.30%[5]	1.63%	1.80%	2.17%	1.96%

Supplemental Data
Net assets, end of year (000)	$59,041	$40,259	$39,083	$29,127	$23,083	$1,915	$1,676	$1,652	$1,472	$1,552
Portfolio turnover	324%[6]	401%[7]	400%[8]	354%[9]	391%[10]	324%[6]	401%[7]	400%[8]	354%[9]	391%[10]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Financial Highlights (continued)

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.98	$14.26	$13.23	$12.92	$17.01	$13.83	$14.10	$13.08	$12.75	$16.83
Net investment income[1]	0.19	0.25	0.24	0.23	0.28	0.06	0.13	0.12	0.14	0.16
Net realized and unrealized gain (loss)	1.66	(0.26)	1.03	0.43	(2.75)	1.65	(0.26)	1.03	0.43	(2.75)
Net increase (decrease) from investment operations	1.85	(0.01)	1.27	0.66	(2.47)	1.71	(0.13)	1.15	0.57	(2.59)
Dividends and distributions from:
Net investment income	(0.22)	(0.27)	(0.24)	(0.16)	(0.32)	(0.13)	(0.14)	(0.13)	(0.05)	(0.19)
Net realized gain	(0.31)	–	–	(0.19)	(1.30)	(0.31)	–	–	(0.19)	(1.30)
Total dividends and distributions	(0.53)	(0.27)	(0.24)	(0.35)	(1.62)	(0.44)	(0.14)	(0.13)	(0.24)	(1.49)
Net asset value, end of year	$15.30	$13.98	$14.26	$13.23	$12.92	$15.10	$13.83	$14.10	$13.08	$12.75

Total Investment Return[2]
Based on net asset value	13.51%	(0.23)%	9.70%	5.66%[3]	(16.05)%	12.60%	(1.01)%	8.78%	4.93%[4]	(16.89)%

Ratios to Average Net Assets
Total expenses	1.23%[5]	1.20%	1.23%	1.27%	1.24%	2.08%[5]	2.00%	2.04%	2.07%	2.02%
Total expenses excluding recoupment of past waived fees	1.23%[5]	1.20%	1.22%	1.27%	1.24%	2.08%[5]	2.00%	2.02%	2.06%	2.02%
Total expenses after fees waived, reimbursed and paid indirectly	1.20%[5]	1.20%	1.22%	1.26%	1.24%	2.06%[5]	2.00%	2.04%	2.04%	2.02%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.19%[5]	1.19%	1.20%	1.26%	1.20%	2.05%[5]	1.98%	2.02%	2.04%	1.97%
Net investment income	1.28%[5]	1.61%	1.75%	2.04%	1.84%	0.45%[5]	0.84%	0.91%	1.27%	1.06%

Supplemental Data
Net assets, end of year (000)	$390,209	$370,916	$385,511	$361,751	$390,051	$19,077	$31,595	$49,315	$69,934	$97,710
Portfolio turnover	324%[6]	401%[7]	400%[8]	354%[9]	391%[10]	324%[6]	401%[7]	400%[8]	354%[9]	391%[10]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	33

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.76	$14.04	$13.04	$12.73	$16.78
Net investment income[1]	0.08	0.13	0.14	0.15	0.17
Net realized and unrealized gain (loss)	1.64	(0.25)	1.02	0.43	(2.71)
Net increase (decrease) from investment operations	1.72	(0.12)	1.16	0.58	(2.54)
Dividends and distributions from:
Net investment income	(0.15)	(0.16)	(0.16)	(0.08)	(0.21)
Net realized gain	(0.31)	–	–	(0.19)	(1.30)
Total dividends and distributions	(0.46)	(0.16)	(0.16)	(0.27)	(1.51)
Net asset value, end of year	$15.02	$13.76	$14.04	$13.04	$12.73

Total Investment Return[2]
Based on net asset value	12.75%	(0.94)%	8.86%	4.99%[3]	(16.66)%

Ratios to Average Net Assets
Total expenses	1.93%[4]	1.93%	1.94%	1.98%	1.94%
Total expenses excluding recoupment of past waived fees	1.93%[4]	1.93%	1.94%	1.97%	1.94%
Total expenses after fees waived, reimbursed and paid indirectly	1.90%[4]	1.93%	1.94%	1.98%	1.94%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.90%[4]	1.92%	1.92%	1.98%	1.90%
Net investment income	0.58%[4]	0.89%	1.05%	1.32%	1.14%

Supplemental Data
Net assets, end of year (000)	$86,947	$81,644	$84,367	$72,063	$69,584
Portfolio turnover	324%[5]	401%[6]	400%[7]	354%[8]	391%[9]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.
[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Managed Volatility Portfolio (formerly known as BlackRock Asset Allocation Portfolio) (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	35

Notes to Financial Statements (continued)

the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	37

Notes to Financial Statements (continued)

the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the

SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	39

Notes to Financial Statements (continued)

loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty.

Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	41

Notes to Financial Statements (continued)

swap premiums paid and swap premiums received, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as September 30, 2012
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps	$255,175
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts	2,359,929
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	156,331
Total		$2,771,435

Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps	$278,090
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	4,261,065
Credit contracts	Swap premiums received	38,389
Equity contracts	Net unrealized appreciation/depreciation[1]	2,111,645
Total		$6,689,189

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$562,592
Swaps	(322,831)
Options[2]	(214,817)
Foreign currency exchange contracts:
Financial futures contracts	105,733
Foreign currency transactions	132,237
Options[2]	(91,261)
Credit contracts:
Swaps	1,024,982
Options[2]	(22,569)
Equity contracts:
Financial futures contracts	(3,085,126)
Options[2]	48,166
Other contracts:
Swaps	3,693,266

Total	$1,830,372

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$1,407,327
Swaps	(458,334)
Options[2]	481,070
Foreign currency exchange contracts:
Financial futures contracts	157,091
Foreign currency translations	(1,833,552)
Options[2]	(188,013)
Credit contracts:
Swaps	(872,338)
Equity contracts:
Financial futures contracts	(3,329,805)
Other contracts:
Swaps	(5,202)

Total	$(4,641,756)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,364
Average number of contracts sold	899
Average notional value of contracts purchased	$140,239,325
Average notional value of contracts sold	$85,423,431
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	151
Average number of contracts - US dollars sold	143
Average US dollar amounts purchased	$137,355,701
Average US dollar amounts sold	$87,350,661
Options:
Average number of option contracts purchased	5
Average number of option contracts written	2
Average notional value of option contracts purchased	$29,815,141
Average notional value of option contracts written	$6,269,223
Average number of swaption contracts purchased	4
Average number of swaption contracts written	5
Average notional value of swaption contracts purchased	$9,876,017
Average notional value of swaption contracts written	$11,108,500

Credit default swaps:
Average number of contracts - buy protection	5
Average number of contracts - sell protection	8
Average notional value - buy protection	$3,316,250
Average notional value - sell protection	$3,608,079
Interest rate swaps:
Average number of contracts - pays fixed rate	11
Average number of contracts - receives fixed rate	8
Average notional value - pays fixed rate	$54,207,752
Average notional value - receives fixed rate	$104,635,949
Total return swaps:
Average number of contracts	3
Average notional value	$4,749,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended September 30, 2012, the amount waived was $61,663.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	43

Notes to Financial Statements (continued)

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	$ 4,369
Investor A	971,687
Investor B	258,095
Investor C	867,848
Total	$2,101,999

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, the Fund paid $21,546 to affiliates in return for these services, which are included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$ 785
Service	118
Investor A	54,633
Investor B	4,886
Investor C	3,039
Total	$63,461

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$ 56,472
Service	3,952
Investor A	707,075
Investor B	75,239
Investor C	119,997
Total	$962,735

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17%
Investor A	1.37%
Investor B	2.14%
Investor C	2.14%
Investor R1	1.81%
[1]	There were no shares outstanding as of September 30, 2012.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

Effective May 15, 2012, BlackRock has contractually agreed to waive 0.05% of its management fee until June 1, 2013. In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity, fixed income and money market mutual funds managed by BlackRock or its affiliates.

These amounts are included in fees waived by Manager and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the year ended September 30, 2012, the amount included in fees waived by Manager was $104,424. Class specific expense waivers or reimbursements are as follows:

	Institutional Service		Total
Administration Fees Waived	$5,834	$437	$6,271
Transfer Agent Fees Waived	$ 386	$115	$ 501
Transfer Agent Fees Reimbursed	$3,222	$574	$3,796

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of the average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations. For the year ended September 30, 2012, the Fund paid $384,965 to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of the Fund:

Institutional	$ 12,129
Service	438
Investor A	97,333
Investor B	6,469
Investor C	21,723

Total	$138,092

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped waivers previously recorded of $18,109 for Institutional Shares.

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement is $9,108, expiring September 30, 2013 and $10,568, expiring September 30, 2014.

Waivers of $1,162 previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2012.

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $24,393.

For the year ended September 30, 2012, affiliates received CDSCs relating to transactions in Investor A, Investor B, and Investor C Shares of $1,649, $20,811 and $11,563, respectively.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending – affiliated in the Statement of Operations. For the year ended September 30, 2012, BIM received $30,984 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2012, were $1,347,200,651 and $1,406,976,404, respectively.

Purchases and sales of US government securities for the year ended September 30, 2012, were $503,571,249 and $548,524,798, respectively.

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2012, were $397,647,768 and $397,855,367 respectively.

Transactions in options written for the year ended September 30, 2012, were as follows:

	Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	62	16,550	$290,810	–	26,705	$ 357,923
Options written	286	25,845	718,767	586	80,646	1,711,197
Options expired	(99)	(14,685)	(213,066)	(141)	(39,282)	(545,100)
Options closed	(249)	(27,710)	(796,511)	(445)	(68,069)	(1,524,020)

Outstanding options, end of year	–	–	–	–	–	–

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	45

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to the accounting for swap agreements, foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$3,338,606
Accumulated net realized gain	$(3,338,606)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

Ordinary income
9/30/12	$7,790,919
9/30/11	$9,488,973

Long-term capital gains
9/30/12	11,420,355

Total
9/30/12	$19,211,274

9/30/11	$9,488,973

As of September 30, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$9,138,349
Undistributed long-term capital gains	10,850,584
Net unrealized gains[1]	41,077,438

Total	$61,066,371

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$529,509,421

Gross unrealized appreciation	$47,504,175
Gross unrealized depreciation	(3,491,934)

Net unrealized appreciation	$44,012,241

6. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective

November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended September 30, 2012.

For the year ended September 30, 2012, the Fund’s daily average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for the Fund were $35,316,303 and 0.03%, respectively.

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,777,761	$41,415,695	767,577	$11,749,107
Shares issued in reinvestment of dividends	106,201	1,528,203	53,454	816,733
Shares redeemed	(1,910,890)	(28,040,751)	(683,594)	(10,429,065)
Net increase	973,072	$14,903,147	137,437	$2,136,775

Service
Shares sold	20,096	$295,076	34,908	$535,953
Shares issued in reinvestment of dividends	4,020	57,632	1,860	28,363
Shares redeemed	(18,831)	(276,832)	(32,736)	(492,985)
Net increase	5,285	$75,876	4,032	$71,331

Investor A
Shares sold and automatic conversion of shares	2,348,702	$34,606,617	3,114,748	$47,609,574
Shares issued in reinvestment of dividends	940,966	13,509,595	456,769	6,944,504
Shares redeemed	(4,317,341)	(63,760,019)	(4,078,562)	(62,130,535)
Net decrease	(1,027,673)	$(15,643,807)	(507,045)	$(7,576,457)

Investor B
Shares sold	22,892	$334,005	55,091	$828,679
Shares issued in reinvestment of dividends	60,727	858,151	27,249	406,173
Shares redeemed and automatic conversion of shares	(1,104,122)	(16,180,878)	(1,295,998)	(19,544,899)
Net decrease	(1,020,503)	$(14,988,722)	(1,213,658)	$(18,310,047)

Investor C
Shares sold	942,369	$13,631,820	1,040,589	$15,590,367
Shares issued in reinvestment of dividends	183,841	2,595,310	60,569	904,720
Shares redeemed	(1,269,056)	(18,440,045)	(1,177,536)	(17,588,420)
Net decrease	(142,846)	$(2,212,915)	(76,378)	$(1,093,333)
Total Net Decrease	(1,212,665)	$(17,866,421)	(1,655,612)	$(24,771,731)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Managed Volatility Portfolio (formerly BlackRock Asset Allocation Portfolio):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Managed Volatility Portfolio (formerly BlackRock Asset Allocation Portfolio) (the “Fund”), a series of BlackRock Funds, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2012:

Payable Date	10/21/11	12/13/11	4/19/12	7/20/12	October 2011 - September 2012
Qualified Dividend Income for Individuals[1]	44.09%	44.09%	24.40%	24.40%	–
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	37.83%	37.83%	16.93%	16.93%	–
Interest Related Dividends and Qualified Short-Term Gains for Non US Residents[2]	74.83%	74.83%	68.89%	68.89%	–
Federal Obligation Interest[3]	–	–	–	–	2.91%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

[2]	Represents the portion of the ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, BlackRock Managed Volatility Portfolio distributed long-term capital gains of $0.305962 per share to shareholders of record on December 9, 2011.

48	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Managed Volatility Portfolio (the “Fund”), a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

50	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the main detractor of performance for the one-year period was security selection within the Fund’s large-cap growth stocks and small- and mid-cap international stocks. For the three-year period the primary detractor from performance was exposure to international equities.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. The Board noted, in particular, that the Fund has undergone a change in its investment strategy (such change became effective May 15, 2012) and, in that connection, had changed its name (the Fund’s former name was BlackRock Asset Allocation Portfolio).

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered

BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2013 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2011	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 102 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 102 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 102 Portfolios	None

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	53

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 102 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 102 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

54	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2011	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012	55

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

56	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2012	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MV-9 / 12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$24,100	$20,900	$0	$0	$22,350	$22,350	$0	$0
BlackRock China Fund	$35,000	$35,000	$0	$0	$13,350	$13,350	$0	$0
BlackRock Energy & Resources Portfolio	$26,400	$25,900	$0	$0	$12,350	$12,350	$0	$0
BlackRock Flexible Equity Portfolio	$19,500	$19,100	$0	$0	$12,350	$12,350	$0	$0
BlackRock Global Opportunities Portfolio	$23,800	$23,300	$0	$10,200	$32,350	$33,550	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$19,500	$19,100	$0	$10,200	$31,350	$22,350	$0	$0
BlackRock International Opportunities Portfolio	$23,800	$23,300	$0	$0	$28,850	$28,850	$0	$0
BlackRock Managed Volatility Portfolio	$58,600	$56,600	$0	$0	$27,850	$27,850	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$19,500	$19,100	$0	$10,200	$12,350	$12,350	$0	$0
BlackRock Science & Technology Opportunities Portfolio	$23,300	$23,300	$0	$0	$22,350	$22,350	$0	$0
BlackRock Small Cap Growth Equity Portfolio	$21,900	$21,500	$0	$0	$12,350	$12,350	$0	$0
BlackRock U.S. Opportunities Portfolio	$21,900	$21,500	$0	$0	$12,350	$12,350	$0	$0
BlackRock World Gold Fund	$26,500	$26,000	$0	$0	$13,350	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$22,350	$22,350
BlackRock China Fund	$13,350	$13,350
BlackRock Energy & Resources Portfolio	$12,350	$12,350
BlackRock Flexible Equity Portfolio	$12,350	$12,350
BlackRock Global Opportunities Portfolio	$32,350	$43,750
BlackRock Health Sciences Opportunities Portfolio	$31,350	$32,550
BlackRock International Opportunities Portfolio	$28,850	$28,850
BlackRock Managed Volatility Portfolio	$27,850	$27,850
BlackRock Mid-Cap Growth Equity Portfolio	$12,350	$22,550
BlackRock Science & Technology Opportunities Portfolio	$22,350	$22,350
BlackRock Small Cap Growth Equity Portfolio	$12,350	$12,350
BlackRock U.S. Opportunities Portfolio	$12,350	$12,350
BlackRock World Gold Fund	$13,350	$13,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	December 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	December 4, 2012